                          VAN KAMPEN SERIES FUND, INC.

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                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

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                       VAN KAMPEN AGGRESSIVE EQUITY FUND
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                         VAN KAMPEN AMERICAN VALUE FUND
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                          VAN KAMPEN ASIAN GROWTH FUND
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                        VAN KAMPEN EMERGING MARKETS FUND
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                         VAN KAMPEN GLOBAL EQUITY FUND
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                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
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                      VAN KAMPEN GLOBAL FIXED INCOME FUND
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            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
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                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
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                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
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                         VAN KAMPEN LATIN AMERICAN FUND
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                        MORGAN STANLEY MONEY MARKET FUND
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                        VAN KAMPEN U.S. REAL ESTATE FUND
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                             VAN KAMPEN VALUE FUND
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                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
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                                 ANNUAL REPORT
                                 JUNE 30, 1998

                          VAN KAMPEN SERIES FUND, INC.
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Overview and Portfolio of Investments by Fund:
  Letter to Shareholders..............................................     1
  Performance Summary.................................................     3
  Aggressive Equity Fund..............................................     4
  American Value Fund.................................................     9
  Asian Growth Fund...................................................    14
  Emerging Markets Fund...............................................    20
  Global Equity Fund..................................................    29
  Global Equity Allocation Fund.......................................    34
  Global Fixed Income Fund............................................    52
  Government Obligations Money Market Fund............................    56
  High Yield & Total Return Fund......................................    59
  International Magnum Fund...........................................    64
  Latin American Fund.................................................    71
  Money Market Fund...................................................    76
  U.S. Real Estate Fund...............................................    79
  Value Fund..........................................................    84
  Worldwide High Income Fund..........................................    89
Statement of Assets and Liabilities...................................    94
Statement of Operations...............................................    98
Statement of Changes in Net Assets....................................   100
Financial Highlights .................................................   115
Notes to Financial Statements.........................................   130
Report of Independent Accountants.....................................   137
Additional Information................................................   138

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder,

As communicated to you in a separate letter, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund, with the exception of the Government Obligations Money Market Fund and the Money Market Fund, will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW

The economic crisis in Asia deepened late in the reporting period while growth continued at a robust pace in the United States and Europe. After last fall's currency crisis, signs of recovery began to appear in Asia early in 1998 as equity markets rebounded and currency values stabilized. But a steep decline in the Japanese yen beginning in February undermined investor confidence in the region and ignited fears of yet another round of currency devaluations. At the heart of the problem was a sudden worsening of economic conditions in Japan and the perceived inability of Japanese leaders to rescue the country's ailing banking system.

Despite the drag from Asia, the U.S. economy continued to expand at a healthy rate. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on domestic economic growth. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth for later this year.

In Europe, economic growth accelerated as the region looked forward to monetary union, set to begin in January 1999. At that time, a common currency (the euro) will begin to replace the currencies of the 11 participant nations. The elimination of foreign-exchange risk within these 11 countries and widespread financial reforms has led to a wave of mergers and acquisitions across the region.

MARKET REVIEW

The wide variation of returns from global financial markets during the reporting period reflected the vastly different circumstances in the three major economic blocks of the United States, Europe, and Asia. In Europe, where companies have relatively little exposure to Asia, stocks posted impressive gains. During the 12 months ended in June, the Dow Jones Europe/ Africa Index climbed 30.39 percent in U.S. dollar terms. The rally was broad based, with markets in Finland, France, Germany, Greece, Ireland, Italy, Portugal, and Spain each climbing more than 30 percent. European bonds also benefited from stable monetary policy and low inflation.

Stock prices in the United States continued to move higher during the period, but the Asian financial crisis had an uneven impact on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained
26.32 percent during the 12-month period. Companies with heavy exposure to domestic consumers benefited from strength in the American economy, while commodity-related issues lagged. U.S. bonds benefited from a global flight to quality and from a growing perception that domestic economic growth was slowing. The yield on the Treasury's 30-year benchmark bond declined from 5.92 percent on December 31, 1997 to 5.62 percent by the end of the period.

In Asia, renewed currency concerns caused major declines in nearly all equity markets. Despite a solid rally in January, the Dow Jones Asia/Pacific Index (excluding Japan) fell 48.77 percent during the 12 months through June and by
18.69 percent during the first half of 1998. The worst-performing Asian market was Indonesia, where the average stock lost nearly two-thirds of its value amid a deepening recession, political turmoil, and social unrest. Also, for the 12 months through June, the Dow Jones Indonesia Index declined by 87.66 percent in U.S. dollar terms.

OUTLOOK

We remain optimistic about the prospects for European equity markets, based on the region's accelerating growth rate and the introduction of a common currency next year. As interest rates decline, liquidity should increase as more European investors leave the sanctuary of money-market funds in favor of equities.

Our outlook for Asia is guarded. As the reporting period ended, the Japanese government announced a bank bailout package that ignited a rally in Asian financial markets. While we view the latest reforms in a positive light, we are concerned that investor reaction to the news may have been overly euphoric.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

In the United States, economic growth is likely to slow in coming months as the impact of the Asian crisis becomes more evident. With equities already trading at record-high valuations, we are cautious about the ability of U.S. stocks to rally significantly from current levels. On a longer-term basis, however, we believe the environment for domestic equities remain highly positive.

Several factors are helping to sustain a generally bullish environment for global bonds. Extreme economic weakness in Asia is exerting downward pressure on energy, commodity, and goods prices. Also, the strong dollar is containing U.S. inflation despite a tight labor market and above-trend economic growth.

Additional details about your funds, including investment overviews from your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

Don G. Powell                                          Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

July 24, 1998

--------------

                          VAN KAMPEN SERIES FUND, INC.
                        PERFORMANCE SUMMARY (UNAUDITED)

--------------------------------------------------------------------------------

                                 JUNE 30, 1998

                                                   NET           ONE YEAR TOTAL RETURN          AVERAGE ANNUAL SINCE INCEPTION
                                                  ASSET    ---------------------------------   ---------------------------------
                                         NET      VALUE      WITH     WITHOUT                    WITH     WITHOUT
                            INCEPTION   ASSETS     PER      SALES      SALES     COMPARABLE     SALES      SALES     COMPARABLE
FUNDS                         DATES     (000)     SHARE     CHARGE     CHARGE      INDICES      CHARGE     CHARGE      INDICES
--------------------------  ---------  --------  --------  --------   --------   -----------   --------   --------   -----------
AGGRESSIVE EQUITY
  Class A.................   1/2/96    $64,035   $ 20.01    23.37%     30.93%     24.90%(1)     29.89%     33.01%     20.15%(1)
  Class B.................   1/2/96    130,497     19.67    24.94      29.94      24.90(1)      31.28      32.07      20.15(1)
  Class C.................   1/2/96     24,872     19.66    28.90      29.90      24.90(1)      32.03      32.03      20.15(1)
AMERICAN VALUE
  Class A.................  10/18/93   220,100     21.34    20.91      28.26      18.10(2)      17.21      18.69      16.64(2)
  Class B.................   8/1/95    269,836     21.20    22.30      27.30      18.10(2)      22.85      23.54      19.06(2)
  Class C.................  10/18/93   127,401     21.20    26.28      27.28      18.10(2)      17.77      17.77      16.64(2)
ASIAN GROWTH
  Class A.................   6/23/93    47,128      6.53   (62.83)    (60.57)    (60.20)(3)    (11.45)    (10.40)     (9.17)(3)
  Class B.................   8/1/95     26,126      6.31   (62.84)    (60.89)    (60.20)(3)    (27.38)    (26.66)    (25.22)(3)
  Class C.................   6/23/93    28,823      6.29   (61.27)    (60.88)    (60.20)(3)    (11.05)    (11.05)     (9.17)(3)
EMERGING MARKETS
  Class A.................   7/6/94     74,959      7.98   (38.08)    (34.31)    (38.58)(4)     (8.24)     (6.87)     (9.09)(4)
  Class B.................   8/1/95     36,423      7.78   (37.69)    (34.76)    (38.58)(4)     (8.00)     (7.15)    (10.32)(4)
  Class C.................   7/6/94     28,680      7.79   (35.32)    (34.73)    (38.58)(4)     (7.55)     (7.55)     (9.09)(4)
GLOBAL EQUITY
  Class A.................  10/29/97    80,508     11.12     5.80*     11.38*     20.12*(5)       N/A        N/A        N/A
  Class B.................  10/29/97   623,229     11.08     6.81*     10.84*     20.12*(5)       N/A        N/A        N/A
  Class C.................  10/29/97    69,572     11.07     6.70*     10.74*     20.12*(5)       N/A        N/A        N/A
GLOBAL EQUITY ALLOCATION
  Class A.................   1/4/93    261,633     16.67     9.50      16.17      17.03(5)      14.70      15.94      17.32(5)
  Class B.................   8/1/95    225,797     16.14    10.34      15.33      17.03(5)      17.47      18.22      17.86(5)
  Class C.................   1/4/93    108,650     16.30    14.37      15.37      17.03(5)      15.09      15.09      17.32(5)
GLOBAL FIXED INCOME
  Class A.................   1/4/93      4,413     10.02     0.31       5.36       5.87(6)       5.33       6.27       7.22(6)
  Class B.................   8/1/95      1,425      9.97     0.65       4.65       5.87(6)       3.14       4.07       4.07(6)
  Class C.................   1/4/93      1,888      9.96     3.65       4.65       5.87(6)       5.46       5.46       7.22(6)
GOVERNMENT OBLIGATIONS
  MONEY MARKET............   3/12/92    56,302      1.00      N/A       4.79        N/A           N/A       3.88        N/A
HIGH YIELD & TOTAL RETURN
  Class A.................   5/1/96      7,814     12.66     5.56      10.81      10.98(7)      10.80      13.32      12.29(7)
  Class B.................   5/1/96     18,419     12.63     5.93       9.86      10.98(7)      11.21      12.42      12.29(7)
  Class C.................   5/1/96      8,145     12.63     8.88       9.86      10.98(7)      12.42      12.42      12.29(7)
INTERNATIONAL MAGNUM
  Class A.................   7/1/96     66,817     14.85     2.08       8.32       6.10(8)       9.44      12.72       9.41(8)
  Class B.................   7/1/96     51,541     14.72     2.55       7.55       6.10(8)      10.08      11.88       9.41(8)
  Class C.................   7/1/96     15,520     14.78     6.55       7.55       6.10(8)      11.86      11.86       9.41(8)
LATIN AMERICAN
  Class A.................   7/6/94     44,439     11.42   (22.11)    (17.37)    (24.92)(9)      7.08       8.67       1.02(9)
  Class B.................   8/1/95     24,206     11.03   (21.06)    (17.82)    (24.92)(9)     18.43      19.17       7.73(9)
  Class C.................   7/6/94     14,577     11.04   (18.50)    (17.86)    (24.92)(9)      7.83       7.83       1.02(9)
MONEY MARKET..............   8/4/89    119,376      1.00      N/A       4.83        N/A           N/A       4.80        N/A
U.S. REAL ESTATE
  Class A.................   5/1/96     16,873     15.61     2.04       8.27       8.05(10)     18.66      21.93      20.69(10)
  Class B.................   5/1/96     15,197     15.54     2.48       7.23       8.05(10)     19.75      20.86      20.69(10)
  Class C.................   5/1/96      4,187     15.55     6.24       7.20       8.05(10)     20.87      20.87      20.69(10)
VALUE
  Class A.................   7/7/97    137,447     10.53    (1.25)*     6.74*     20.58*(11)      N/A        N/A        N/A
  Class B.................   7/7/97    142,741     10.51    (0.57)*     6.01*     20.58*(11)      N/A        N/A        N/A
  Class C.................   7/7/97     35,564     10.50     3.34*      5.83*     20.58*(11)      N/A        N/A        N/A
WORLDWIDE HIGH INCOME.....
  Class A.................   4/21/94    91,579     12.46    (1.50)      3.40       6.97(12)     13.27      14.60      14.02(12)
  Class B.................   8/1/95    146,401     12.40    (0.86)      2.63       6.97(12)     15.46      16.24      14.09(12)
  Class C.................   4/21/94    60,197     12.40     1.68       2.55       6.97(12)     13.71      13.71      14.02(12)

--------------------------------------------------------------------------------
* Cumulative (unannualized) total return since inception of the Portfolio.

INDICES:
 (1)  Lipper Capital Appreciation Index
 (2)  Russell 2500 Small Company Index
 (3)  MSCI Combined Far East Free ex-Japan Index
 (4)  IFC Global Total Return Composite Index
 (5)  MSCI World Index
 (6)  J.P. Morgan Traded Global Bond Index
 (7)  CS First Boston High Yield Index
 (8)  MSCI EAFE Index
 (9)  MSCI Latin America Global Index
(10)  NAREIT Equity Index
(11)  S&P 500 Index
(12)  Worldwide High Income Blended Index
(13)  IBC's Money Fund Report Averages/Government
(14)  IBC's Money Fund Report Averages/All Taxable

                                             YIELD INFORMATION AS OF JUNE 30, 1998
--------------------------------------------------------------------------------------------------------------------------------
                              30 DAY                                    7 DAY          7 DAY         30 DAY          30 DAY
                             CURRENT                                   CURRENT       EFFECTIVE      CURRENT        COMPARABLE
                             YIELD++                                    YIELD+        YIELD+        YIELD++          YIELD
                           ------------                              ------------  -------------  ------------  ----------------
GLOBAL FIXED INCOME                      MONEY MARKET PORTFOLIOS:
  Class A................        3.18%   Government Obligations
  Class B................        2.59    Money Market..............        4.19%         4.28%          4.24%         5.10% (13)
  Class C................        2.59    Money Market..............        4.67          4.77           4.67          5.01% (14)
WORLDWIDE HIGH INCOME
  Class A                        9.18%
  Class B................        8.85
  Class C                        8.86
HIGH YIELD & TOTAL RETURN
  Class A................        7.06%
  Class B................        6.65
  Class C................        6.65

--------------------------------------------------------------------------------
 + The current 7-day yield reflects the net investment income generated by the Fund over the specified 7-day period expressed as an annual percentage. Expenses accrued for the 7-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
++ The current 30-day yield reflects the net investment income generated by the Fund over a specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
PAST PERFORMANCE SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND AND MONEY MARKET FUND ARE NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND AND THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. PLEASE READ THE FUND'S PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                              ------------------

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               1.7%
Capital Goods                18.5%
Communication Services        0.1%
Consumer Cyclicals            8.6%
Consumer Staples             16.0%
Financial                    25.6%
Technology                    6.0%
Transportation               18.5%
Short-Term Investment         4.8%
Other                         0.2%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares            23.37%     30.93%     29.89%     33.01%
-----------------------------------------------------------------
Class B Shares            24.94%     29.94%     31.28%     32.07%
-----------------------------------------------------------------
Class C Shares            28.90%     29.90%     32.03%     32.03%
-----------------------------------------------------------------
Lipper Capital
Appreciation Index          N/A      24.90%       N/A      20.15%
-----------------------------------------------------------------
S&P 500 Index               N/A      30.17%       N/A      30.13%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.

TOP FIVE HOLDINGS

                                                  PERCENT OF
ISSUER                           INDUSTRY         NET ASSETS
---------------------------  -----------------  --------------
Continental Airlines, Inc.    Transportation           18.5%
 'B'
Clear Channel                   Consumer -              9.7%
 Communications, Inc.             Staples
Loews Corp.                      Insurance              9.0%
                               (Multi-Line)
United Technologies Corp.       Diversified             5.6%
General RE Corp.                 Insurance              3.9%
                                (Property -
                                 Casualty)

TOP FIVE SECTORS

                              VALUE     PERCENT OF
SECTOR                        (000)     NET ASSETS
--------------------------  ---------  -------------
Financial                   $  56,137        25.6%
Capital Goods                  40,603        18.5%
Transportation                 40,549        18.5%
Consumer Staples               35,171        16.0%
Consumer Cyclicals             18,853         8.6%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Aggressive Equity  Aggressive Equity      Lipper Capital
                Fund Class A       Fund Class C  Appreciation Index    S&P 500 Index
1/2/96                $9,500            $10,000             $10,000          $10,000
6/30/96              $11,480            $11,910             $10,950          $11,009
6/30/97              $14,801            $15,378             $12,578          $14,829
6/30/98              $19,179            $19,974             $15,817          $19,130

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Van Kampen Aggressive Equity Fund, formerly the Morgan Stanley Aggressive Equity Fund, seeks long term capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities of predominately U.S. corporations. The portfolio tends to hold between 30 and 40 issues (we held 44 securities at June 30), and we can invest up to 25 percent in a single security when our conviction is very strong. The Fund also has the ability to sell securities short, although there were no short positions at the end of the period.

For the year ended June 30, 1998, the Fund had a total return of 30.93 percent for the Class A shares at net asset value, as compared to a total return of
24.90 percent for the Lipper Capital Appreciation Index and 30.17 percent for the Standard & Poor's 500-Stock Index during the same period.

After strong, above-benchmark performance in the first three quarters of the Fund's fiscal year, the portfolio had a disappointing final quarter, returning -4.23 percent versus 3.30 percent for the S&P 500 and 1.78 percent for the Lipper Capital Appreciation Index. Among our best-performing issues in the final quarter were Clear Channel Communications and Continental Airlines, whose stock prices rose approximately 11.4 percent and 3.5 percent, respectively. However these gains were not enough to offset the weakness we experienced when Cendant, a top-ten holding, fell precipitously on its mid-April announcement of "accounting irregularities."

The 62 percent weighting in our top ten positions is significantly more concentrated than most U.S. equity portfolios, but is typical for this Fund. Since inception in January 1996, the ten holdings have tended to account for between half and three quarters of assets. Our belief is that heavy

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------    4

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)

CONCENTRATION MAY LEAD TO GREATER-THAN-AVERAGE VOLATILITY, BUT NOT NECESSARILY GREATER-THAN-AVERAGE RISK. TO US, RISK IS SYNONYMOUS WITH LACK OF KNOWLEDGE, WHICH OUR STRATEGY OF "SEEKING THE INFORMATION EDGE" ATTEMPTS TO AVOID. WE MAY BE WRONG--AS WE WERE WITH CENDANT RECENTLY--BUT WE BELIEVE WE CANNOT BE FAULTED FOR A LACK OF KNOWLEDGE REGARDING OUR COMPANIES. OVER THE LONG TERM, WE BELIEVE THE ABILITY TO CONCENTRATE IN ISSUES WHERE WE HAVE EXTREMELY STRONG CONVICTION SHOULD LEAD TO STRONG PERFORMANCE. THIS HAS BEEN THE CASE SINCE THE INCEPTION OF THE FUND, WHICH HAS OUTPERFORMED THE S&P 500 INDEX AT A TIME WHEN THE MAJORITY OF U.S. EQUITY FUNDS HAVE UNDERPERFORMED. LOOKING FORWARD, WE SEE AMPLE OPPORTUNITIES FOR CAPITAL APPRECIATION IN INDIVIDUAL STOCKS, AND WE HIGHLIGHT A FEW OF OUR LARGEST HOLDINGS BELOW.

Our biggest position, Continental Airlines, seems exciting for several reasons. At $60 per share as of June 30, the stock trades at only ten times consensus earnings expectations for 1998. Such a low valuation in today's market implies that investors are wary about the company's ability to grow off the 1998 base. Our research indicates that growth should be strong. We believe that consensus earnings per share (EPS) expectations of $5.75 for 1998 and $5.95 for 1999 are too conservative. Like other airlines, Continental has recently begun to deploy free cash flow into share repurchases. This is very accretive to EPS and should enhance value over time. In addition to using strong cash flow from operations, we anticipate that the company will monetize its stake in Amadeus, an international reservation system, over the next 6 to 12 months. This should create cash proceeds of $300 million or more, in exchange for an asset with no earnings. Management has publicly committed to using all of those proceeds for share repurchase. At or near current prices, this would eliminate 6 percent of total shares outstanding.

Clear Channel Communications has been a strong performer year-to-date and in 1997, and we continue to be excited about its prospects. Following the company's recent acquisition of More Group of the United Kingdom, Clear Channel has become the largest "out of home" advertising media company in the world. The company is extremely well managed and has been a leader in consolidating the radio and TV station business in the United States, and more recently the billboard industry. Radio and billboard share some very positive characteristics: extremely low capital reinvestment, high profit margins, and the probability of secular growth through market share gains against traditional television advertising.

We bought Loews aggressively when the stock was quite weak in May and June. However, we believe business fundamentals are intact. Loews, the Tisch family holding company, is a very unusual stock. It is a holding company with a strong track record of investments by management, but investors are placing an incredibly low valuation on the stock: less than nine times projected 1998 operating profits and less than one times projected year-end book value. Why such a low valuation? We think there are three primary reasons. First, Loews owns Lorillard, the cigarette manufacturer. Second, the company holds a large and widely publicized S&P 500 put position, which may exceed $1 billion. Third, the company is, from time to time, an aggressive buyer of its shares but it has not repurchased any stock in more than a year.

At this point, however, we see many reasons to be enthusiastic about Loews. Managed by the Tisch family, Loews is committed to maximizing shareholder value over time. For an investment holding company, this will equate to maximizing book value over the long term. Over the past 12 years, Loews per share book value has compounded at a 15 percent annual rate. Its stock price, however, has grown at less than half that rate. Even assuming a slowdown to 10 percent annual growth, we believe the book value should exceed $100 by the end of next year. In addition, we believe Loews stock should act as a hedge if the U.S. market finally cracks. Although we do not have a view that the market is going down, we would note that the Tischs have been very right before, and sometimes early. For example, in the early 1990s, Loews put together the largest offshore drilling company in the world by buying rigs at below scrap value. Today, Loews owns 70 million shares of Diamond Offshore, valued at about $40 per share, with a cost to Loews of under $1 per share. We are bullish on Loews stock with or without a market decline. But in the case of a significant market retrenchment, Loews would, in our view, be one of the best stocks on a relative basis.

For the first time in years, a technology stock--Microsoft--has made it into our top ten. Typically, we shy away from large investments in technology because it is difficult to stay ahead of the information curve. Although we have held Microsoft for some time, we added to our position in April and May amid the sell-off related to the Department of Justice lawsuit. Our view was that investors were exaggerating the threat of government action. While the stock has surged to new highs recently and it is not cheap statistically, Microsoft offers a powerful combination of growth, extremely high margins, and low risk of competitive threats. Keep in mind that not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

                                                             5------------------

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)

Our eleventh-largest holding as of June 30 was Cendant, a stock that has been in the news since the company's announcement in mid-April of "accounting irregularities" in its CUC division. (Cendant was created from the merger of CUC and HFS last December.) The stock dropped about 46 percent, falling as low as $17 per share. Although the final audit report is not yet available, our initial assessment was that the market overreacted by taking the stock down so far, so fast. (At prices in the teens, the market had effectively wiped out most of the value of the CUC business.) We believe the core franchise and membership business models of the company remain intact but feel there is more uncertainty now. We await the final audit report with about a 2 percent position in the stock, having reduced our exposure substantially.

As we begin the new fiscal year, the Fund is very much a combination of classic or familiar growth names such as Microsoft, less familiar or traditional growth opportunities such as Continental Airlines and Loews, and stocks that fall somewhere in between.

Kurt A. Feuerman
PORTFOLIO MANAGER

--------------    6

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

COMMON STOCKS (95.0%)
  BASIC MATERIALS (1.7%)
    CHEMICALS (1.2%)
        36,900   Du Pont (EI) de Nemours Co.......................  $  2,754
                                                                    --------
    CHEMICALS (DIVERSIFIED) (0.5%)
        18,700   Monsanto.........................................     1,045
                                                                    --------
  TOTAL BASIC MATERIALS...........................................     3,799
                                                                    --------
  CAPITAL GOODS (18.5%)
    AEROSPACE/DEFENSE (5.6%)
        87,500   Cordant Technologies, Inc........................     4,036
     (a)66,600   Gulfstream Aerospace Corp........................     3,097
        50,800   Northrop Grumman Corp............................     5,239
                                                                    --------
                                                                      12,372
                                                                    --------
    MACHINERY (DIVERSIFIED) (1.9%)
        84,900   Case Corp........................................     4,096
                                                                    --------
    MANUFACTURING (DIVERSIFIED) (6.9%)
        43,600   Tyco International Ltd...........................     2,747
       132,800   United Technologies Corp.........................    12,284
                                                                    --------
                                                                      15,031
                                                                    --------
    OFFICE EQUIPMENT & SUPPLIES (4.1%)
    (a)159,400   Knoll, Inc.......................................     4,702
        35,300   Pitney Bowes, Inc................................     1,699
        26,600   Xerox Corp.......................................     2,703
                                                                    --------
                                                                       9,104
                                                                    --------
  TOTAL CAPITAL GOODS.............................................    40,603
                                                                    --------
  COMMUNICATION SERVICES (0.1%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.1%)
      (a)5,500   Associated Group, Inc., `B'......................       219
                                                                    --------
  CONSUMER CYCLICALS (8.6%)
    AUTOMOBILES (2.2%)
        72,300   General Motors Corp..............................     4,830
                                                                    --------
    GAMING--LOTTERY (0.4%)
        34,100   International Game Technology....................       827
                                                                    --------
    LODGING--HOTELS (0.6%)
        48,200   Hilton Hotels Corp. .............................     1,374
                                                                    --------
    PUBLISHING (NEWSPAPERS) (1.0%)
        24,600   Pulitzer Publishing Co...........................     2,196
                                                                    --------
    RETAIL (SPECIALTY) (0.4%)
     (a)32,600   Staples, Inc.....................................       943
                                                                    --------
    SERVICES (ADVERTISING/MARKETING) (0.4%)
     (a)28,900   Young & Rubicam, Inc.............................       925
                                                                    --------
    SERVICES (COMMERCIAL & CONSUMER) (3.6%)
    (a)249,391   Cendant Corp.....................................     5,206
       551,800   Neilsen Media Research...........................     2,552
                                                                    --------
                                                                       7,758
                                                                    --------
  TOTAL CONSUMER CYCLICALS........................................    18,853
                                                                    --------
  CONSUMER STAPLES (16.0%)
    BEVERAGES (NON-ALCOHOLIC) (2.4%)
        23,900   Coca-Cola Co.....................................     2,043
        80,400   Coca-Cola Enterprises, Inc.......................     3,156
                                                                    --------
                                                                       5,199
                                                                    --------

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

    BROADCASTING (TV, RADIO, CABLE) (9.7%)
    (a)195,500   Clear Channel Communications, Inc................  $ 21,334
                                                                    --------
    ENTERTAINMENT (1.4%)
     (a)66,300   SFX Entertainment, Inc. `A'......................     3,041
                                                                    --------
    FOODS (2.1%)
        19,000   Quaker Oats, Co..................................     1,044
        17,600   Ralston-Ralston Purina Group.....................     2,056
        16,400   WM. Wrigley Jr. Co...............................     1,607
                                                                    --------
                                                                       4,707
                                                                    --------
    TOBACCO (0.4%)
        22,600   Philip Morris Cos., Inc..........................       890
                                                                    --------
  TOTAL CONSUMER STAPLES..........................................    35,171
                                                                    --------
  FINANCIAL (25.6%)
    BANKS (MAJOR REGIONAL) (0.7%)
         3,833   Wells Fargo Co...................................     1,414
                                                                    --------
    BANKS (MONEY CENTER) (5.1%)
        27,700   BankAmerica Corp.................................     2,394
        50,300   Citicorp.........................................     7,507
        11,600   Morgan (J.P.) & Co., Inc.........................     1,359
                                                                    --------
                                                                      11,260
                                                                    --------
    FINANCIAL (DIVERSIFIED) (3.1%)
        60,300   American Express Co..............................     6,874
                                                                    --------
    INSURANCE (LIFE & HEALTH) (1.0%)
        43,600   Reinsurance Group of America, Inc................     2,237
                                                                    --------
    INSURANCE (MULTI-LINE) (9.0%)
       226,500   Loews Corp.......................................    19,734
                                                                    --------
    INSURANCE (PROPERTY--CASUALTY) (6.0%)
        50,900   Allstate Corp....................................     4,661
        33,600   General RE Corp..................................     8,518
                                                                    --------
                                                                      13,179
                                                                    --------
    INVESTMENT BANKING & BROKERAGE (0.7%)
        15,600   Merrill Lynch & Co., Inc.........................     1,439
                                                                    --------
  TOTAL FINANCIAL.................................................    56,137
                                                                    --------
  TECHNOLOGY (6.0%)
    COMMUNICATION EQUIPMENT (0.3%)
      (a)9,600   ADC Telecom, Inc.................................       351
      (a)7,700   L-3 Communications Holdings, Inc.................       251
                                                                    --------
                                                                         602
                                                                    --------
    COMPUTERS (SOFTWARE & SERVICES) (2.9%)
     (a)57,300   Microsoft Corp...................................     6,210
                                                                    --------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (0.0%)
      (a)4,000   Celestia, Inc....................................        75
                                                                    --------
    ELECTRONICS (DEFENSE) (2.8%)
    (a)105,000   Litton Industries, Inc...........................     6,195
                                                                    --------
  TOTAL TECHNOLOGY................................................    13,082
                                                                    --------
  TRANSPORTATION (18.5%)
    AIRLINES (18.5%)
    (a)666,100   Continental Airlines, `B'........................    40,549
                                                                    --------
TOTAL COMMON STOCKS (COST $202,290)...............................   208,413
                                                                    --------

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

          FACE
        AMOUNT                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
$       10,586   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                   7/1/98, to be repurchased at $10,588,
                   collateralized by $10,565 U.S. Treasury Notes,
                   5.625%, due 2/15/06, valued at $10,830 (COST
                   $10,586).......................................  $ 10,586
                                                                    --------
TOTAL INVESTMENTS (99.8%) (COST $212,876).........................   218,999
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)......................       405
                                                                    --------
NET ASSETS (100%).................................................  $219,404
                                                                    --------
                                                                    --------

---------------

(a)   --  Non-income producing security

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                      8.3%
Consumer-Retail              5.4%
Consumer-Staples             5.0%
Energy                       5.6%
Financial-Diversified        6.9%
Health Care                  6.7%
Insurance                    5.2%
Technology                   5.5%
Transportation               5.6%
Utilities                    4.1%
Short-Term Investment       11.0%
Other                       30.7%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares            20.91%     28.26%     17.21%     18.69%
-----------------------------------------------------------------
Class B+ Shares           22.30%     27.30%     22.85%     23.54%
-----------------------------------------------------------------
Class C Shares            26.28%     27.28%     17.77%     17.77%
-----------------------------------------------------------------
Russell 2500 Small
Company Index:
  Class A & C Shares        N/A      18.10%       N/A      16.64%
  Class B Shares            N/A      18.10%       N/A      19.06%
-----------------------------------------------------------------
S&P 500 Index:
  Class A & C Shares        N/A      30.17%       N/A      23.71%
  Class B Shares            N/A      30.17%       N/A      29.78%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Russell 2500 Small Company
Index and S&P 500 Index are
unmanaged indices of common
stocks. The S&P 500 Index assumes
dividends are reinvested.

TOP FIVE HOLDINGS
                                                PERCENT OF NET
ISSUER                         SECTOR               ASSETS
--------------------  ------------------------  --------------
Southdown, Inc.               Building                  1.9%
Ocean Energy, Inc.      Consumer - Service &            1.7%
                               Growth
Novell, Inc.                Health Care                 1.6%
Providian Financial   Financial - Diversified           1.5%
 Corp.
Atlas Air, Inc.            Transportation               1.4%

TOP FIVE SECTORS
                          VALUE     PERCENT OF
SECTOR                    (000)     NET ASSETS
----------------------  ---------  -------------
Banking                 $  51,019         8.3%
Financial -
 Diversified               42,355         6.9%
Health Care                41,459         6.7%
Transportation             34,839         5.6%
Energy                     34,519         5.6%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             American Value Fund    American Value Fund           Russell 2500
                         Class A                Class C    Small Company Index    S&P 500 Index
10/18/93                  $9,500                $10,000                $10,000          $10,000
6/30/94                   $9,418                 $9,732                 $9,409           $9,662
6/30/95                  $10,831                $11,219                $11,560          $12,205
6/30/96                  $12,717                $13,069                $14,355          $15,376
6/30/97                  $16,619                $16,947                $17,239          $20,711
6/30/98                  $21,094                $21,571                $20,539          $26,921

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Van Kampen American Value Fund, formerly the Morgan Stanley American Value Fund, seeks to invest in small- to medium-sized companies that our research indicates are undervalued with improving business prospects. The Fund's approach to value investing seeks to outperform the Russell 2500 Small Company Index over the long term.

Our stock selection process favors companies that offer the greatest value in terms of price/earnings ratio and earnings growth rate. Among the companies offering attractive value, we generally favor those with improving near-term business prospects relative to investor expectations. To help control risk, the Fund is diversified across the major economic sectors.

For the 12 months ended June 30, 1998, the Fund generated a total return of
28.26 percent for the Class A shares at net asset value, compared to a total return of 18.10 percent for the Russell 2500 Small Company Index.

Stock selection in the finance, technology, and consumer durable sectors was the main positive contributor to the Fund's relative performance during the reporting period. In the finance sector, Providian, Capital One, and Nationwide Financial Services posted solid returns, as these companies' earnings grew faster than expected. The returns in the technology sector benefited from stocks such as Electronic Arts, a video game company, and Novell, a networking software company. Building and housing stocks, such as Furniture Brands and Lone Star Industries, posted solid returns in the consumer durable sector. Stock selection in the consumer service and health care sectors had a negative effect on overall performance.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                              ------------------
                                                                    9

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

After increasing the Fund's presence in building and housing stocks during the first part of the fiscal year, we have recently taken profits in many of these holdings given that valuations have become extended and revenue growth has started to slow. We also reduced our weight in the energy service sector due to deteriorating fundamentals. Within the technology sector, we generally reduced the Fund's presence in cyclical technology stocks (such as semiconductors) and reinvested the proceeds into software stocks (such as Novell and Electronic
Arts) and cable equipment stocks (such as General Instrument and Antec). In addition, we increased the Fund's exposure to the consumer non-durable sector, as we found reasonably priced stocks with stable or improving business prospects.

While overall corporate profit growth may continue to slow, our dual emphasis on earnings revisions and valuation should enable the Fund to perform relatively well over the long term. In addition, small- and mid-cap stocks currently offer compelling value relative to large-cap stocks. We expect this valuation gap to eventually narrow, providing an attractive opportunity for long-term investors.

Chris Leavy                  William B. Gerlach           Gary G. Schlarbaum
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

--------------

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (88.6%)
  AEROSPACE (0.2%)
    (a)6,700   Coltec Industries, Inc...........................  $    133
    (a)5,300   Doncasters plc ADR...............................       147
   (a)36,300   Hexcel Corp......................................       821
    (a)2,700   Triumph Group, Inc...............................       113
                                                                  --------
                                                                     1,214
                                                                  --------
  BANKING (8.3%)
     100,650   AmSouth Bancorp..................................     3,957
   (a)21,700   Cadillac Fairview Corp...........................       499
      16,800   City National Corp...............................       621
     151,800   Colonial BancGroup, Inc..........................     4,896
      29,450   Comerica, Inc....................................     1,951
     112,200   Community First Bankshares, Inc..................     2,938
      76,000   Compass Bancshares, Inc..........................     3,430
     145,900   Dime Bancorp, Inc................................     4,368
      38,400   First American Corp., Tennessee..................     1,848
      81,500   First Tennessee National Corp....................     2,572
   (a)12,400   Franchise Mortgage Acceptance Co., L.L.C.........       323
   (a)19,700   Hawk Corp., 'A'..................................       347
      55,300   Hubco, Inc.......................................     1,980
   (a)40,300   Imperial Bancorp, Inc............................     1,209
      24,900   Investors Financial Services Corp................     1,320
      53,500   Mellon Bank Corp.................................     3,725
      44,600   Mercantile Bankshares Corp.......................     1,553
      39,800   New England Community Bancorp, Inc., 'A'.........       915
      34,638   Peoples Heritage Financial Group, Inc............       818
     117,200   Prime Bancshares, Inc............................     2,974
      35,500   Queens County Bancorp, Inc.......................     1,549
     101,300   Regions Financial Corp...........................     4,160
      28,100   Southtrust Corp..................................     1,222
      87,000   Sovereign Bancorp, Inc...........................     1,422
      10,000   Western Bancorp..................................       422
                                                                  --------
                                                                    51,019
                                                                  --------
  BUILDING (3.2%)
  (a)191,100   AFC Cable Systems, Inc...........................     6,784
     167,900   Southdown, Inc...................................    11,984
       7,400   Vulcan Materials Co..............................       789
                                                                  --------
                                                                    19,557
                                                                  --------
  CAPITAL GOODS (1.5%)
      72,600   AGCO Corp........................................     1,493
      25,300   Case Corp........................................     1,221
      12,800   Cincinnati Milacron, Inc.........................       311
      29,100   Cummins Engine...................................     1,491
     140,500   Flowserve Corp...................................     3,460
      27,700   Manitowoc Co., Inc...............................     1,117
   (a)12,500   Stoneridge, Inc..................................       228
                                                                  --------
                                                                     9,321
                                                                  --------
  CHEMICALS (1.9%)
     121,000   Crompton & Knowles Corp..........................     3,048
      17,400   Quaker Chemical Corp.............................       330
     293,200   Solutia, Inc.....................................     8,411
                                                                  --------
                                                                    11,789
                                                                  --------
  COMMUNICATIONS (4.0%)
   (a)79,700   ANTEC Corp.......................................     1,848
   (a)48,700   FORE Systems, Inc................................     1,291

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  (a)159,500   General Instrument Corp..........................  $  4,336
   (a)50,800   Glenayre Technologies, Inc.......................       546
   (a)56,400   Journal Register Co..............................       945
   (a)86,100   Paging Network, Inc..............................     1,205
   (a)31,800   SmarTalk Teleservices, Inc.......................       463
  (a)206,900   Telco Systems, Inc...............................     2,935
   (a)77,300   United Video Satellite Group.....................     3,063
  (a)132,100   Valassis Communications, Inc.....................     5,094
  (a)160,000   Xircom, Inc......................................     2,490
   (a)34,300   Ziff-Davis, Inc..................................       476
                                                                  --------
                                                                    24,692
                                                                  --------
  COMPUTERS (3.2%)
   (a)40,600   Apple Computer, Inc..............................     1,165
   (a)82,900   Computer Horizons Corp...........................     3,072
  (a)108,600   Electronics Arts, Inc............................     5,864
   (a)46,200   Quantum Corp.....................................       959
  (a)145,000   Splash Technology Holdings, Inc..................     2,492
   (a)35,400   Storage Technology Corp..........................     1,535
  (a)222,000   Sybase, Inc......................................     1,547
  (a)235,200   Transwitch Corp..................................     3,234
                                                                  --------
                                                                    19,868
                                                                  --------
  CONSUMER--DURABLES (2.6%)
     215,000   Arvin Industries, Inc............................     7,807
   (a)19,900   Dan River, Inc. 'A'..............................       338
   (a)22,300   Datascope Corp...................................       592
      39,000   Kaufman and Broad Home Corp......................     1,238
(a)1,278,600   Laidlaw Environmental Services...................     4,635
      16,000   Lone Star Industries, Inc........................     1,233
                                                                  --------
                                                                    15,843
                                                                  --------
  CONSUMER--RETAIL (5.4%)
  (a)191,100   BJ's Wholesale Club, Inc.........................     7,763
   (a)59,900   Brylane, Inc.....................................     2,755
      82,400   CVS Corp.........................................     3,208
  (a)233,100   Office Depot, Inc................................     7,357
     173,400   Ross Stores, Inc.................................     7,456
   (a)27,800   Stage Stores, Inc................................     1,258
     116,600   TJX Companies, Inc...............................     2,813
      16,200   VF Corp..........................................       834
                                                                  --------
                                                                    33,444
                                                                  --------
  CONSUMER--SERVICE & GROWTH (0.8%)
   (a)31,900   Chancellor Media Corp., 'A'......................     1,584
   (a)21,900   Jacor Communications, Inc........................     1,292
  (a)105,200   Prime Hospitality Corp...........................     1,834
                                                                  --------
                                                                     4,710
                                                                  --------
  CONSUMER--STAPLES (5.0%)
  (a)259,900   Blyth Industries, Inc............................     8,642
  (a)202,000   Consolidated Cigar Holdings, Inc.................     2,475
      71,700   Dial Corp........................................     1,860
      49,500   DIMON, Inc.......................................       557
  (a)225,300   Fresh Del Monte Produce, Inc.....................     4,267
  (a)121,400   General Cigar Holdings, Inc......................     1,199
      40,400   Interstate Bakeries Corp.........................     1,341
      36,200   Michael Foods, Inc...............................     1,063
  (a)152,500   Omega Protein Corp...............................     2,345
   (a)16,000   Standard Commercial Corp.........................       176

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  CONSUMER--STAPLES (CONT.)
   (a)92,900   Suiza Foods Corp.................................  $  5,545
      35,700   Universal Corp...................................     1,334
                                                                  --------
                                                                    30,804
                                                                  --------
  ELECTRIC (1.0%)
     152,600   Dpl, Inc.........................................     2,766
      39,900   DQE, Inc.........................................     1,436
      26,900   Florida Progress Corp............................     1,106
      37,000   SCANA Corp.......................................     1,103
                                                                  --------
                                                                     6,411
                                                                  --------
  ENERGY (5.6%)
   (a)29,300   BJ Services Co...................................       852
       2,700   Black Hills Corp.................................        62
      41,900   Camco International, Inc.........................     3,263
   (a)41,800   Cooper Cameron Corp..............................     2,132
      21,200   Energy East Corp.................................       882
     173,000   Enron Oil & Gas Co...............................     3,503
   (a)29,800   Horizon Offshore, Inc............................       292
      33,700   MCN Corp.........................................       838
  (a)538,424   Ocean Energy, Inc................................    10,533
      14,700   Nicor, Inc.......................................       590
      23,400   Noble Affiliates, Inc............................       889
  (a)253,800   R & B Falcon Corp................................     5,742
   (a)38,000   Suburban Propane Partners........................       734
      38,800   Sun Co., Inc.....................................     1,506
      33,400   Transocean Offshore, Inc.........................     1,486
       8,900   Ultramar Diamond Shamrock Corp...................       281
    (a)1,800   Veritas DGC, Inc.................................        90
      44,700   Vintage Petroleum, Inc...........................       844
                                                                  --------
                                                                    34,519
                                                                  --------
  ENTERTAINMENT (0.8%)
  (a)734,900   Acclaim Entertainment, Inc.......................     4,363
    (a)9,300   Imax Corp........................................       212
  (a)105,000   The 3DO Company..................................       331
                                                                  --------
                                                                     4,906
                                                                  --------
  FINANCE (1.7%)
   (a)36,000   Heller Financial, Inc............................     1,080
      16,300   Nationwide Health Properties, Inc................       389
   (a)19,400   Security Capital Group, Inc. 'B'.................       517
      12,400   SL Green Realty Corp.............................       279
      72,800   T. Rowe Price Associates, Inc....................     2,735
     242,700   Waddell & Reed Financial, Inc., 'A'..............     5,810
                                                                  --------
                                                                    10,810
                                                                  --------
  FINANCIAL--DIVERSIFIED (6.9%)
      27,300   A.G. Edwards, Inc................................     1,165
      20,200   Capital One Financial Corp.......................     2,509
      82,200   CMAC Investment Corp.............................     5,055
      43,400   Cousins Properties, Inc..........................     1,297
     181,100   Crescent Real Estate Equities Co. REIT...........     6,089
      35,600   Developers Diversified Realty Corp...............     1,395
      54,300   Duke Realty Investment, Inc. REIT................     1,286
      13,125   Equity Residential Properties Trust..............       623
      46,400   Felcor Suite Hotels, Inc. REIT...................     1,456
      35,000   First Washington Realty Trust, Inc...............       814
      26,500   Glenborough Realty Trust, Inc....................       699
   (a)36,500   Innotrac Corp....................................       347
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      12,900   Irvine Apartment Communities, Inc. REIT..........  $    373
      38,000   JDN Realty Corp..................................     1,211
   (a)36,100   Lasalle Hotel Properties REIT....................       611
      21,600   Legg Mason, Inc..................................     1,243
      48,600   Liberty Property Trust, REIT.....................     1,242
      58,500   Manufactured Home Communities, Inc. REIT.........     1,411
       3,400   Post Properties, Inc.............................       131
   (a)23,800   Promus Company, Inc..............................       916
     117,600   Providian Financial Corp.........................     9,239
       9,600   Security Capital Industrial Trust................       240
      17,400   The CIT Group, Inc. 'A'..........................       653
  (a)106,900   Unicapital Corp..................................     2,044
   (a)22,600   United Panam Financial Corp......................       232
    (a)5,250   Wellsford Properties, Inc........................        74
                                                                  --------
                                                                    42,355
                                                                  --------
  HEALTH CARE (6.7%)
   (a)75,400   Adac Laboratories................................     1,697
   (a)43,800   Agouron Pharmaceuticals, Inc.....................     1,328
     168,000   Alpharma, Inc....................................     3,696
    (a)5,100   Amerisource Health Corp., 'A'....................       335
   (a)21,000   Arterial Vascular Engineering, Inc...............       751
   (a)21,500   Biogen, Inc......................................     1,054
  (a)108,700   Coventry Health Care, Inc........................     1,617
  (a)444,900   Del Global Technologies Corp.....................     4,449
    (a)4,000   Dental Care Alliance, Inc........................        46
  (a)181,000   Guilford Pharmaceuticals, Inc....................     3,190
    (a)3,700   Manhattan Associates, Inc........................        77
   (a)33,800   Pacificare Health Systems........................     2,987
   (a)65,700   PSS World Medical, Inc...........................       961
  (a)103,037   Respironics, Inc.................................     1,604
   (a)48,100   Transkaryotic Therapies, Inc.....................     1,239
    (a)9,000   Trex Medical Corp................................       149
   (a)49,100   Trigon Healthcare, Inc...........................     1,777
      75,100   United Wisconsin Services, Inc...................     2,131
   (a)13,600   Universal Health Services, Inc...................       794
     220,300   Ventas, Inc......................................     3,043
   (a)84,200   Wellpoint Health Networks, Inc...................     6,231
   (a)66,100   Wesley Jessen Visioncare, Inc....................     1,529
   (a)35,300   Zonagen, Inc.....................................       774
                                                                  --------
                                                                    41,459
                                                                  --------
  INDUSTRIAL (0.4%)
  (a)232,400   Philip Services Corp.............................       959
      15,900   Steelcase, Inc...................................       413
      48,200   Wabash National Corp.............................     1,241
                                                                  --------
                                                                     2,613
                                                                  --------
  INSURANCE (5.2%)
     117,600   Allmerica Financial Corp.........................     7,644
      58,758   AmerUs Life Holdings, Inc. 'A'...................     1,902
   (a)17,100   Annuity & Life Re Holdings Ltd...................       378
     156,600   Everest Reinsurance Holdings, Inc................     6,019
      42,600   EXEL Ltd.........................................     3,315
      86,300   Nationwide Financial Services, Inc., 'A'.........     4,401
     195,600   Old Republic International Corp..................     5,734
      50,100   Reliastar Financial Corp.........................     2,405
                                                                  --------
                                                                    31,798
                                                                  --------

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  METALS (1.7%)
     169,600   Agnico-Eagle Mines Ltd...........................  $    933
     209,200   AK Steel Holding Corp............................     3,739
     259,200   Barrick Gold Corp................................     4,973
      22,700   USX-U.S. Steel Group, Inc........................       749
                                                                  --------
                                                                    10,394
                                                                  --------
  MISCELLANEOUS (1.1%)
      95,300   S & P Mid Cap 400 Depositary Receipts............     6,635
                                                                  --------
  PAPER & PACKAGING (0.7%)
      79,900   Bowater, Inc.....................................     3,775
    (a)7,500   Owens-Illinois, Inc..............................       336
                                                                  --------
                                                                     4,111
                                                                  --------
  RESTAURANTS (0.4%)
  (a)152,700   Friendly Ice Cream Corp..........................     2,577
                                                                  --------
  RETAIL (2.9%)
  (a)125,300   800-JR Cigar, Inc................................     2,475
       6,200   Claire's Stores, Inc.............................       127
    (a)7,600   Columbia Sportswear Co...........................       144
      34,300   Consolidated Stores Corp.........................     1,243
  (a)142,200   Dress Barn, Inc..................................     3,537
   (a)12,600   Gadzooks, Inc....................................       347
   (a)38,200   Goody's Family Clothing, Inc.....................     2,096
   (a)21,500   I.C. Isaacs & Co., Inc...........................        75
  (a)119,100   Maxwell Shoe Co., Inc., 'A'......................     2,367
  (a)219,500   Novel Denim Holdings Ltd.........................     5,707
                                                                  --------
                                                                    18,118
                                                                  --------
  SERVICES (2.2%)
   (a)20,100   CDI Corp.........................................       538
      19,600   Danka Business Systems plc ADR...................       232
    (a)5,300   Data Processing Resources Corp...................       165
   (a)78,450   FISERV, Inc......................................     3,332
  (a)138,100   Interim Services, Inc............................     4,436
      26,800   Ogden Corp.......................................       742
      41,200   Select Appointments Holdings Public Ltd., Co.
                 ADR............................................     1,215
    (a)8,100   USA Waste Services, Inc..........................       400
   (a)22,600   Veterinary Centers Of America, Inc...............       425
      71,500   Viad Corp........................................     1,984
                                                                  --------
                                                                    13,469
                                                                  --------
  TECHNOLOGY (5.5%)
  (a)189,100   Artesyn Technologies, Inc........................     3,026
   (a)29,100   Avid Technology, Inc.............................       975
   (a)84,090   Comverse Technology, Inc.........................     4,362
   (a)25,800   General Scanning Inc.............................       231
   (a)23,300   Keane, Inc.......................................     1,305
   (a)47,600   KLA-Tencor Corp..................................     1,318
  (a)133,000   Mentor Graphics Corp.............................     1,405
  (a)145,500   Networks Associates, Inc.........................     6,966
  (a)788,000   Novell, Inc......................................    10,047
  (a)100,800   Synopsys, Inc....................................     4,612
                                                                  --------
                                                                    34,247
                                                                  --------
  TRANSPORTATION (5.6%)
      35,700   Air Express International Corp...................       955
  (a)258,400   Atlas Air, Inc...................................     8,737
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
   (a)10,900   Avis Rent A Car, Inc.............................  $    270
  (a)159,200   Budget Group, Inc., 'A'..........................     5,084
      20,200   Canadian National Railway Co.....................     1,073
      67,000   CNF Transportation, Inc..........................     2,848
     117,400   Hertz Corp. 'A'..................................     5,202
   (a)15,000   Jevic Transportation, Inc........................       171
    (a)8,900   Midway Airlines Corp.............................       170
   (a)49,500   Midwest Express Holdings.........................     1,791
      81,300   Teekay Shipping Corp.............................     2,038
   (a)90,000   U.S. Xpress Enterprises, Inc., 'A'...............     1,508
     261,850   Werner Enterprises, Inc..........................     4,992
                                                                  --------
                                                                    34,839
                                                                  --------
  UTILITIES (4.1%)
      84,100   Allegheny Energy, Inc............................     2,534
  (a)196,200   CalEnergy Co., Inc...............................     5,898
      15,500   Eastern Enterprises..............................       665
      59,100   Minnesota Power & Light Co.......................     2,349
     146,400   New Century Energies, Inc........................     6,652
     101,100   Pinnacle West Capital Corp.......................     4,550
      45,200   Public Service Co. of New Mexico.................     1,025
       5,300   SJW Corp.........................................       313
      19,600   Washington Water Power Co........................       440
      36,400   Wisconsin Energy.................................     1,106
                                                                  --------
                                                                    25,532
                                                                  --------
TOTAL COMMON STOCKS (COST $530,306).............................   547,054
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.0%)
  BANKING (0.0%)
   (a)37,800   Golden State Bancorp, Inc., expiring 1/1/01 (COST
                 $203)..........................................       201
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

SHORT-TERM INVESTMENT (11.0%)
  REPURCHASE AGREEMENT (11.0%)
$     67,722   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $67,732,
                 collateralized by various U.S. Treasury
                 Obligations 6.25%-6.50%, due 8/31/01-10/31/01,
                 valued at $69,164. (COST $67,722)..............    67,722
                                                                  --------
TOTAL INVESTMENTS (99.6%) (COST $598,231).......................   614,977
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)....................     2,360
                                                                  --------
NET ASSETS (100%)...............................................  $617,337
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong                   31.1%
India                        7.3%
Indonesia                    1.5%
Korea                        5.4%
Malaysia                     9.1%
Pakistan                     1.2%
Philippines                  3.9%
Singapore                    7.9%
Taiwan                      19.1%
Thailand                     3.2%
Short-Term Investment        5.9%
Other                        4.4%

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Asian Growth Fund    Asian Growth Fund     MSCI Combined Far East
                       Class A              Class C        Free ex-Japan Index
6/23/93                 $9,500              $10,000                    $10,000
6/30/93                 $9,525              $10,000                    $10,000
6/30/94                $12,303              $12,705                    $13,265
6/30/95                $13,472              $13,951                    $15,055
6/30/96                $14,071              $14,459                    $16,286
6/30/97                $13,916              $14,200                    $16,441
6/30/98                 $5,431               $5,555                     $6,544

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                            AVERAGE ANNUAL
                                                ---------------------------------------
                              ONE YEAR              FIVE YEAR          SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -62.83%    -60.57%    -11.49%    -10.44%    -11.45%    -10.40%
---------------------------------------------------------------------------------------
Class B+ Shares           -62.84%    -60.89%      N/A        N/A      -27.38%    -26.66%
---------------------------------------------------------------------------------------
Class C Shares            -61.27%    -60.88%    -11.09%    -11.09%    -11.05%    -11.05%
---------------------------------------------------------------------------------------
MSCI CFEF ex-Japan
Index:
  Class A & C Shares        N/A      -60.20%      N/A      -9.17%       N/A      -9.17%
  Class B Shares            N/A      -60.20%      N/A        N/A        N/A      -25.22%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.

** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

 + Class B shares have been offered since August 1, 1995.
The Morgan Stanley Capital International (MSCI) Combined Far East Free (CFEF) ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Taiwan and Thailand (assumes dividends are reinvested).

TOP FIVE HOLDINGS                                             TOP FIVE SECTORS
                                                 PERCENT OF                         VALUE    PERCENT OF
ISSUER                                 COUNTRY   NET ASSETS   SECTOR                (000)    NET ASSETS
------------------------------------  ---------  ----------   ------------------  ---------  ----------
CLP Holdings Ltd.                     Hong Kong      6.2%     Capital Equipment     $23,753     23.3%
Hong Kong Telecommunications Ltd.     Hong Kong      5.8%     Consumer Goods         22,749     22.3%
Hong Kong & Shanghai Bank Holdings    Hong Kong      5.8%     Services                          14.6%
 plc                                                                                 14,952
Asustek Computer, Inc.                 Taiwan        4.5%     Finance                13,370     13.1%
Hong Kong & China Gas Co., Ltd.       Hong Kong      4.0%     Energy                 12,289     12.0%

The investment objective of the Van Kampen Asian Growth Fund, formerly known as the Morgan Stanley Asian Growth Fund, is long-term capital appreciation through investments primarily in equity securities of Asian issues, excluding Japan.

For the 12 months ended June 30, 1998, the Van Kampen Asian Growth Fund generated a total return of -60.57 percent for the Class A shares at net asset value, as compared to a total return of -60.20 percent for the Morgan Stanley Capital International (MSCI) Combined Far East Free ex-Japan Index.

The period was marked by the Asian economic crisis, which had been triggered by the collapse of the currency peg in Thailand on July 2, 1997. Excessive borrowing by Thai companies had led to the baht's collapse; other regional currencies began to succumb in turn. These regional currency woes soon spread to the equity markets as concerns about the overleveraged economies, typified by excessive bank lending and an overinvestment in property and infrastructure, took their toll. In the past, Asia's fortunes flourished because it was an inexpensive low-end manufacturing base with a cheap labor force, favorable tax rates, and a fixed exchange rate pegged to the U.S. dollar. Through the years, however, the massive inflow of foreign investment and loans inevitably led to overcapacity and rampant overinvestment by local corporates. These concerns precipitated the sell-down of the equity markets as international investors took flight in expectation of major fallout.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------   14

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)

As the markets collapsed during this period, our strategy was to identify economies and companies that could best compete on a value-added basis in a technological world, rather than on export ability alone. Economies like Hong Kong, Singapore, and Taiwan were thought to be able to better withstand the effects of the "Asian contagion." Nonetheless, the crisis spread unabated and took its initial victims in Southeast Asia down 70 percent from earlier peaks. Northeast Asia was not spared; the destruction of the Korean economy jolted international markets with the sudden realization that the contagion could have a far-reaching global impact.

As the currencies and equity markets took their blows, the remaining economies, including Hong Kong, Singapore, and Taiwan looked more expensive and vulnerable. Hong Kong faced the risk that China's economy was rapidly slowing, and that the currency peg to the U.S. dollar was exacting a heavy toll on its economy. Seemingly, China's problems would have a serious effect on Taiwan, which faced its own difficulties in the electronics sector. A fallout in this area would have also been hazardous for Singapore, which was already faced with the disintegration of its neighbors.

Consequently, the Hong Kong and China exposure was reduced, and a hedge was entered into to minimize currency exposure to the Hong Kong dollar, New Taiwan dollar, and Singapore dollar. Concurrently, money was put to work in selected stocks in the more devastated markets that we believe offered compelling values for the patient investor. Our view was that investors with the luxury of a longer-term horizon stood to reap long-term gains by capitalizing on this monumental meltdown in the Asian markets. The strategy was to concentrate on identifying for acquisition, companies and stocks that represented irreplaceable franchises available at bargain basement levels.

The devastation of the Asian markets in the second half of 1997 was momentarily reversed in the first quarter of 1998, with the regional MSCI Combined Far East Free ex-Japan Index returning 9.8 percent. The Fund underperformed the Index, returning 1.5 percent. Following the abolition of the two-tier exchange rate in Thailand and the reform of labor laws in Korea, the Asian markets finally began to stabilize in January.

International investors flooded into Malaysia in February as the market turned upwards. We remained cautious, however, because of serious concerns about the large corporate and personal debt that hung over the economy. As such, the focus of the Fund's investments was on stocks with strong cash flows and low debt levels, which could outperform as the debt situation climaxed. The respite from the regional financial turmoil allowed heavily indebted stocks to surge on weakening interest rates and a strengthening ringgit.

Our focus on a few key names in Korea, such as Samsung Electronics and POSCO, paid off. Samsung's technological lead in semiconductors has allowed it to stake out significant market share, while POSCO's manufacturing efficiency allowed it to remain one of the lowest-cost steel producers in the world. Both companies embraced President DJ Kim's efforts to restructure the economy by retiring excess capacity and reducing labor forces.

During the second quarter of 1998, the benchmark index returned -24.6 percent versus the Fund's return of -22.6 percent. The continued slide in the yen forced additional pressure on the Hong Kong to U.S. dollar peg, which translated into higher interest rates in Hong Kong. Because the Hong Kong stock market is dominated by interest rate sensitive counters such as property and banking shares, the higher rates led to a decline of the overall market.

In Malaysia, the market's decline was led by companies with highly leveraged balance sheets and uncertain cash flows, as well as the banks that had made the loans to these companies. The Portfolio was concentrated in consumer-orientated stocks such as Rothman's and Nestle, which have dominant market share and the ability to pass along price increases directly to the consumer.

The overall market in Taiwan was hit hard by weakness in the electronics sector, with overcapacity weighing particularly heavily on semiconductor stocks. Component companies that have strong relationships with multinationals, such as portfolio stalwarts Compal and Asustek, held up well in the downturn.

The effect of the fallout in the regional markets began to pervade the real economy. The period was marked by corporate collapses and layoffs, which caused many of the economies to descend into economic recessions and, in some countries, political and social unrest.

The inability of the Japanese government to address the looming disaster in its financial sector, and the corresponding depreciation of the yen against the U.S. dollar, weighed heavily on the Asian markets. Combined with tepid demand from the Japanese consumer, the weak yen led to a sharp reduction of Asian exports into Japan. The Japanese banks, which had built up enormous exposure to Asian corporate debt during the last decade, have begun calling in their loans at a rapid level, further contributing to the liquidity crunch haunting the region.

Although we retain the view that the Chinese government will not devalue the yuan (and consequently the Hong Kong dollar) in the short term, there are increasing pressures in China. The competitiveness of Chinese exports has been undermined by the regional currency depreciations, with forthcoming consequences for both the level of exports and the profitability of the export sector. Imports in China have gained significant ground at the expense of domestic companies. The effect of a yuan devaluation in the near term would be negative for Asia, most likely resulting in the Hong Kong to U.S. dollar peg breaking and a further round of devaluation throughout the region.

The slowing Chinese economy is one factor that is likely to force a further deterioration of the Hong Kong economy. Reported GDP growth in the first quarter of 1998 was -2 percent, while unemployment jumped to 3.5 percent. The destruction of wealth in property and equities, as well as the steep decline in tourism, has forced retail sales down more than 10 percent in the first quarter of 1998. This deflation, combined with high interest rates, is a lethal mixture for the property sector, which has decreased in value 40 percent. The effect of difficulties in the real estate sector will continue to be severe for the overall Hong Kong economy.

Accurate forecasts of Indonesia's growth have become even more difficult since the departure of longtime leader Suharto. Although the riots and demonstrations have subsided, distrust of the government remains. Moreover, the rupiah depreciation, combined with a drought brought on by El Nino, indicate that simply feeding the country's 200 million people could prove to be difficult. The situation is exacerbated by the flight of many of the ethnic Chinese, who dominated the Indonesian economy but were targeted for racial attacks during the riots earlier this year. Inflation is also becoming a serious problem, to add to the country's ills. Despite extremely cheap valuations, the macroeconomic and political risks in Indonesia remain immense.

Korea, however, has taken the lead in confronting its problems and attempting to work through its version of the Asian financial crisis. The country's Financial Supervisory Commission, composed of a mixture of leaders from the public and private sectors, has set an aggressive timetable for dealing with financial sector reform and corporate restructuring. The government has also built up more than $40 billion in foreign reserves, while the Korean current account surplus has reached $23 billion. Though immense problems remain in the economy, the first steps have been taken to address these issues.

                                                              ------------------
                                                             15

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)

Before Asia's financial crisis can end, countries of the region must directly address the failures in their own economies. Although the problems in Japan have proved to be the most recent catalyst, it is important to note that the situation in Asia, and the seeds of its eventual recovery, are based within the countries themselves. The IMF has instituted an initial cleansing of the banking systems in the countries under its care, but a great deal of work needs to be accomplished domestically as well.

On a stock-specific basis, we will continue to focus our investments in well-run companies that are in nonfinancial businesses, and whose management has consistently achieved high returns on equity. Companies with irreplaceable franchises, world-competitive technology, and strong links with multinationals, as well as those that do not require external financing will have the capability and the opportunity to reap the rewards of the devastated Asian markets.

Vinod Sethi       Joseph Tern
PORTFOLIO         PORTFOLIO
MANAGER           MANAGER

--------------   16

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

COMMON STOCKS (89.7%)
  HONG KONG (31.1%)
     1,395,500   CLP Holdings Ltd.................................  $  6,358
     3,576,430   Hong Kong & China Gas Co., Ltd...................     4,062
       241,200   Hong Kong & Shanghai Bank Holdings plc...........     5,899
       970,000   Hong Kong Electric Holdings Ltd..................     3,005
     3,172,800   Hong Kong Telecommunications Ltd.................     5,958
       710,600   Hutchison Whampoa Ltd............................     3,751
     1,016,000   Li & Fung Ltd....................................     1,639
        75,700   Ng Fung Hong Ltd.................................        52
       396,000   Television Broadcasting Ltd......................     1,048
                                                                    --------
                                                                      31,772
                                                                    --------
  INDIA (7.3%)
       110,000   Ashok Leyland Ltd................................       112
       163,700   Bharat Heavy Electricals Ltd.....................       950
           200   Castrol Ltd......................................         3
        55,100   Container Corp. of India Ltd.....................       594
        42,200   Hero Honda Motors Ltd............................       871
        34,700   Housing Development Finance Corp., Ltd...........     2,449
        62,500   Nestle India Ltd.................................       543
         1,700   SmithKline Beecham Consumer Healthcare Ltd.......        15
       211,450   State Bank of India..............................     1,054
       135,000   Tata Engineering & Locomotive Co., Ltd...........       530
        32,000   T.V.S. Suzuki Ltd................................       336
                                                                    --------
                                                                       7,457
                                                                    --------
  INDONESIA (1.5%)
        93,000   Bat Indonesia (Foreign)..........................       164
    (a)605,000   Gudang Garam (Foreign)...........................       357
     1,395,000   Indofood Sukses Makmur Tbk.......................       137
     4,240,000   Mayora Indah.....................................       172
       385,700   Unilever Indonesia (Foreign).....................       732
                                                                    --------
                                                                       1,562
                                                                    --------
  KOREA (5.4%)
        12,900   Hankuk Glass Industry Co., Ltd...................       141
        (d)206   S.K. Telecom (Foreign)...........................        93
        49,010   Nong Shim Co.....................................     2,120
     (d)15,572   Pohang Iron & Steel Ltd. (Foreign)...............       511
         8,370   S1 Corp..........................................       847
        58,791   Samsung Electronics Co. (Foreign)................     1,820
        (a)148   Samsung Electronics Co. GDS (New)................         2
                                                                    --------
                                                                       5,534
                                                                    --------
  MALAYSIA (9.1%)
       367,000   Amway Holdings Bhd...............................       601
       491,000   Carlsberg Brewery Malaysia Bhd...................     1,491
       134,000   Esso Malaysia Bhd................................       112
       943,000   Guiness Anchor Bhd...............................     1,000
       322,000   Hap Seng Consolidated Bhd........................       171
       440,000   Nestle Bhd.......................................     1,993
     1,209,000   R.J. Reynolds Bhd................................     1,675
       193,000   Rothmans of Pall Mall Bhd........................     1,337
       204,000   Shell Refining Co. Bhd...........................       290
       314,000   Sime Darby Bhd...................................       216
       214,000   Telekom Malaysia Bhd.............................       361
                                                                    --------
                                                                       9,247
                                                                    --------

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

  PAKISTAN (1.2%)
        55,900   Lever Brothers Pakistan Ltd......................  $  1,054
        47,700   Shell Pakistan Ltd...............................       153
                                                                    --------
                                                                       1,207
                                                                    --------
  PHILIPPINES (3.9%)
       473,800   La Tondena Distillers, Inc.......................       239
  (a)5,303,300   Music Corp.......................................       470
        28,650   Philippine Long Distance Telephone ADR...........       653
       980,200   San Miguel Corp. 'B'.............................     1,293
     8,158,180   SM Prime Holdings, Inc...........................     1,291
                                                                    --------
                                                                       3,946
                                                                    --------
  SINGAPORE (7.9%)
    (a)116,700   Creative Technology Ltd..........................     1,444
     1,312,000   NatSteel Ltd.....................................     2,198
    (a)487,000   Singapore Technology Engineering Ltd.............       343
     1,064,000   Singapore Telecommunications Ltd.................     1,511
       483,000   United Overseas Bank Ltd. (Foreign)..............     1,501
       571,000   Venture Manufacturing Ltd........................     1,082
                                                                    --------
                                                                       8,079
                                                                    --------
  TAIWAN (19.1%)
    (a)555,750   Asustek Computer, Inc............................     4,545
    (a)218,950   China Development Corp...........................       507
  (a)1,222,035   Compal Electronics, Inc..........................     3,290
    (a)116,200   Compeq Manufacturing Co., Ltd....................       619
    (a)977,500   Delpha Construction Co., Ltd.....................     1,280
     2,935,841   Far Eastern Textile Ltd..........................     2,273
    (a)535,000   Hon Hai Precision Industry.......................     2,709
    (a)425,750   Kuoyang Construction.............................       669
  (a)1,514,224   Siliconware Precision Industries Co..............     2,199
    (a)677,150   Taiwan Semiconductor Co..........................     1,399
                                                                    --------
                                                                      19,490
                                                                    --------
  THAILAND (3.2%)
       275,000   BEC World Public Co., Ltd........................     1,049
        89,100   Delta Electronics Public Co., Ltd. (Foreign).....       507
    (d)947,700   Eastern Water Resources Development Public Co.,
                   Ltd. (Foreign).................................     1,303
     (d)56,900   Grammy Entertainment Public Co., Ltd. plc
                   (Foreign)......................................       132
  (a,d)125,800   GSS Array Technology Public Co., Ltd.
                   (Foreign)......................................       298
                                                                    --------
                                                                       3,289
                                                                    --------
TOTAL COMMON STOCKS (COST $114,971)...............................    91,583
                                                                    --------

        NO. OF
      WARRANTS
--------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
    (a)162,565   Hong Kong and China Gas Co., Ltd. (expiring
                   9/30/99) (COST $0).............................        11
                                                                    --------
TOTAL FOREIGN SECURITIES (89.7%) (COST $114,971)..................    91,594
                                                                    --------

                                                         -----------------------
                                                                    17
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

          FACE
        AMOUNT                                                         VALUE
         (000)                                                         (000)
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (5.9%)
  REPURCHASE AGREEMENT (5.9%)
$        5,971   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                   7/1/98, to be repurchased at $5,972,
                   collateralized by $5,300 U.S. Treasury Bonds,
                   6.625%, due 2/15/27, valued at $6,115 (COST
                   $5,971)........................................  $  5,971
                                                                    --------
TOTAL INVESTMENTS IN SECURITIES (95.6%) (COST $120,942)...........    97,565
                                                                    --------
FOREIGN CURRENCY (6.1%)
    HKD  2,419   Hong Kong Dollar.................................       312
   IDR   1,297   Indonesian Rupiah................................        --
   INR  17,796   Indian Rupee.....................................       420
    KRW 71,443   South Korean Won.................................        52
    MYR  2,239   Malaysian Ringgit................................       540
   PHP     367   Philippine Peso..................................         9
    PKR    421   Pakistani Rupee..................................         9
    SGD     36   Singapore Dollar.................................        21
    THB    179   Thai Baht........................................         4
   TWD 167,138   Taiwan Dollar....................................     4,864
                                                                    --------
TOTAL FOREIGN CURRENCY (COST $6,351)..............................     6,231
                                                                    --------
TOTAL INVESTMENTS (101.7%) (COST $127,293)........................   103,796
OTHER LIABILITIES IN EXCESS OF ASSETS (-1.7%).....................    (1,719)
                                                                    --------
NET ASSETS (100%).................................................  $102,077
                                                                    --------
                                                                    --------

---------------

(a)   --  Non-income producing security
(d)   --  Securities valued at fair value -- see note A-1 to financial statements.
ADR   --  American Depositary Receipt
GDS   --  Global Depositary Shares

-----------------------
          18
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                              IN EXCHANGE
TO DELIVER      VALUE     SETTLEMENT       FOR                   NET UNREALIZED GAIN
   (000)        (000)        DATE         (000)     VALUE (000)     (LOSS) (000)
-----------     -----     -----------  -----------     -----     -------------------
 $     194    $     194       7/1/98    SGD   326    $     193        $      (1)
   HKD 800          103       7/2/98    $     103          103               --
 $      96           96       7/2/98     MYR  397           96               --
 $      66           66       7/2/98    PHP 2,786           66               --
                                                                             --
                  -----                                  -----
              $     459                              $     458        $      (1)
                                                                             --
                                                                             --
                  -----                                  -----
                  -----                                  -----

---------------

HKD   --  Hong Kong Dollar
MYR   --  Malaysian Ringgit
PHP   --  Philippine Peso
SGD   --  Singapore Dollar

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Capital Equipment.......................  $ 23,753      23.3%
Consumer Goods..........................    22,749      22.3
Services................................    14,952      14.6
Finance.................................    13,370      13.1
Energy..................................    12,289      12.0
Multi-Industry..........................     4,481       4.4
                                          --------       ---
                                          $ 91,594      89.7%
                                          --------       ---
                                          --------       ---

                                                         -----------------------
                                                                    19
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                    4.7%
Brazil                      17.1%
India                        7.5%
Israel                       4.8%
Korea                        4.3%
Mexico                       9.9%
Russia                       5.5%
South Africa                 7.4%
Taiwan                       5.6%
Turkey                       6.7%
Short-Term Investment        3.5%
Other                       23.0%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares            -38.08%    -34.31%    -8.24%     -6.87%
-----------------------------------------------------------------
Class B+ Shares           -37.69%    -34.76%    -8.00%     -7.15%
-----------------------------------------------------------------
Class C Shares            -35.32%    -34.73%    -7.55%     -7.55%
-----------------------------------------------------------------
IFC Global Total
Return Composite
Index:
  Class A & C Shares        N/A      -38.58%      N/A      -9.09%
  Class B Shares            N/A      -38.58%      N/A      -10.32%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The IFC Global Total Return Composite index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East, and Africa (assuming dividends are reinvested).

TOP FIVE HOLDINGS
                                                   PERCENT OF
ISSUER                                 COUNTRY     NET ASSETS
------------------------------------  ---------  --------------
Telebras                               Brazil            6.3%
CRT                                    Brazil            3.6%
Telemex                                Mexico            3.4%
Yapi Ve Kredi Bankasi                  Turkey            3.1%
Telefonica de Argentina               Argentina          2.6%

TOP FIVE SECTORS
                                 VALUE     PERCENT OF
SECTOR                           (000)     NET ASSETS
-----------------------------  ---------  -------------
Services                       $  50,255        36.0%
Finance                           22,073        15.8%
Consumer Goods                    20,565        14.7%
Energy                            14,128        10.1%
Materials                         12,368         8.8%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                  IFC Global Retail Return Composite
             Emerging Markets Fund Class A    Emerging Markets Fund Class C                                    Index
7/6/94                              $9,500                          $10,000                                  $10,000
6/30/95                             $8,422                           $8,688                                   $9,868
6/30/96                             $9,614                           $9,942                                  $10,698
6/30/97                            $10,915                          $11,201                                  $11,908
6/30/98                             $7,096                           $7,311                                   $7,314

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Van Kampen Emerging Markets Fund, formerly known as the Morgan Stanley Emerging Markets Fund, is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

For the 12 months ended June 30, 1998, the Van Kampen Emerging Markets Fund had a total return of -34.31 percent for the Class A shares at net asset value, as compared to a total return of -38.58 percent for the IFC Global Total Return Composite Index for the same period.

The currency crisis that began with the devaluation of the Thai baht on July 2, 1997, set off a selling panic that left most Asian equity markets down as of year-end 1997. The crisis also negatively affected markets with fixed currency regimes and fiscal or current account deficits, such as Brazil. In the aftermath of the crisis, we began easing into Asia during the second half of 1997, given our belief that the currency and stock markets had dramatically overshot fair-value benchmarks. At the time, Asian markets were down 70 percent to 85 percent from their highs, and we felt that at such levels investors had discounted a good deal of the economic devastation wrought by corporate bankruptcies. While we felt that the near-term economic and earnings outlook for Asian countries was grim, and that economic pain with its commensurate political convulsions was to be expected (particularly in Korea and Indonesia), we believed that many of these markets represented compelling value. In the face of negative sentiment, we expected that any marginally positive news could ignite a huge rally in the region.

Events of the first quarter of 1998 bore out our expectations, as both Thailand and Korea experienced significant positive performance in the aftermath of public restructuring and reform.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS REGIONAL OR COUNTRY INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------
          20

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

DURING THE FIRST QUARTER, THE THAI AND KOREAN MARKETS WERE UP 43.4 PERCENT AND
59.1 PERCENT, RESPECTIVELY. ALTHOUGH THESE MARKETS HAVE TRADED DOWN IN THE SECOND QUARTER OF 1998, THEY STILL REPRESENT, IN OUR OPINION, THE BEST INVESTMENT OPPORTUNITIES IN ASIA. ELSEWHERE, INVESTORS HAVE BEEN UNFORGIVING. IN MARKETS WHERE MOMENTUM IS PERCEIVED TO BE SLOWING, EQUITIES HAVE BEEN PUNISHED. FOR EXAMPLE, RUSSIA DECREASED 59.3 PERCENT DURING THE FIRST HALF OF 1998, WHILE MEXICO DECREASED 22.2 PERCENT, AND TURKEY DECLINED 14.3 PERCENT.

In Latin America during the first half of 1998, we increased our Argentine exposure by approximately 2 percent, to a market-weight position. This increase was driven by signs of economic strength and the government's commitment to reform. We decreased our Brazilian holdings by 2 percent, bringing us to a market-neutral position. While Brazil offers attractive value and growth opportunities on a stock level, it suffers from deteriorating macro variables, such as a widening fiscal deficit and a vulnerable currency. In Argentina and Brazil, we are focusing on the telecom sector, given its strong operating earnings growth and privatization potential. While we remained underweight, we increased our Mexican exposure by 1 percent during the month of April. Our underweight position in Mexico is driven by deterioration in the country's macro environment, including a worsening trade account and expectation for higher inflation and interest rates. Given the continued fiscal strength of the Mexican consumer, we are focusing on such consumer-related industries as beverages and retailers.

The Asian markets, driven by declines in Thailand (down 32.0 percent), Indonesia (down 57.9 percent), and Malaysia (down 30.1 percent), plunged 22.4 percent during the first half of 1998. The best performing Asian market for the period was Korea, up 5.6 percent. The abysmal returns for Asia were a result of renewed fears that currencies in the region would be devalued again based on currency instability in Japan and Russia. Investors also were troubled by reports of widespread nonperforming bank loans, as well as rising interest rates, inflation, and unemployment within Southeast Asia. The most notable political event took place in Indonesia, where President Suharto resigned in May after leading the country for 32 years. Vice President Habibie replaced him (to the dismay of many student protesters) and has pledged new general elections next year. We expect that Habibie will be in office on a transitional basis.

The equity markets of the Indian subcontinent plummeted, with India and Pakistan falling 15.8 percent and 58.2 percent, respectively, during the first half of 1998. Both markets toppled in the aftermath of nuclear tests, which sparked renewed tension in the region and economic sanctions from the United States and Japan. We had viewed these markets as offering good value and growth potential. However, with the announcement of a disappointing budget on June 1, we have begun to trim our overweight position in India.

Equity markets in Europe, the Middle East, and Africa posted widely disparate returns. The laggards included Russia (down 59.3 percent) and South Africa (down
14.2 percent). Meanwhile, Greece was the star performer of this region, returning 44.9 percent through June 30. Russia's equity market was devastated in the first half of the year due to political changes, pressure on the currency, and the decline in oil prices. At the end of March, President Yeltsin dismantled his cabinet in a successful effort to remove then-Prime Minister Chernomyrdin. Yeltsin assembled his new team headed by Prime Minister Kiriyenko, who had previously been the Fuel and Energy Minister. In the short-term, sentiment deteriorated as fears over currency instability forced the central bank to hike interest rates by more than 100 percent. On a positive note, expectations of an IMF package for the ailing economy are widespread and should be supportive of the market and currency.

South African stocks fell 23.3 percent in June, while the currency declined 15.7 percent versus the U.S. dollar. A weak supply of foreign currency reserves left the government unable to ward off increasing pressure on the currency, as speculators sensed vulnerability. A lack of consistency in implementing monetary policy led to a loss of confidence in the South African central bank. The central bank continued to tinker with overnight repurchase rates throughout the month, only to induce more pessimism regarding the short-term future of the South African market. Ongoing structural problems in wages (which remain high in real terms), weaker dollar commodity prices, and low economic growth conspired to create an overvalued rand versus Asian currencies, further eroding the competitiveness of South African companies.

                                                              ------------------
                                                                    21

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

During the second quarter of 1998, we entered the Greek market, with 2 percent exposure, given our expectation for improving macroeconomic numbers as the country prepares to join the European Monetary Union. We moved to an overweight stance on Hungary as a result of improving economic growth and declining inflation. Though still overweight, we decreased our exposure to Russia by 2 percent as interest rates rose to astronomical levels. Finally, while maintaining our underweight position, we increased our exposure to South Africa by 3 percent where we are focusing on the corporate restructuring story.

The spectacular bust in Asia and the bear market in emerging countries have heightened the importance of resolving the issues plaguing these markets. In our view, investors are passing judgment that capitalism without democracy is fundamentally flawed, and they are demanding politically open systems, which encourage the free flow of information of all kinds. This free flow of information is ultimately the best natural "regulator" in the world. A free press, full and frequent disclosure by corporations, government agencies, and, in particular, the banking system is vital for vibrant and effective economic functioning.

We believe that one of the most critical factors in the modernizing equation for poor countries, particularly democracies, is the specter of mass unemployment. Economic liberalization dramatically increases efficiency and is fundamentally deflationary in its early stages. Japan, Asia, and Russia are in the throes of such an adjustment, and Latin America (particularly Mexico) is in the early stages of recovery from a similar transition. In truly impoverished countries, unemployment is more than a statistic and a political inconvenience. Social safety nets are crucial in countries with high illiteracy and low labor mobility. Mass privatizations are critical, not only in increasing efficiency and accountability in large parts of the economy, but also as an important source of funding for social security and unemployment benefits.

At the micro-economic level, a focus on shareholder values needs to replace the idea of old-style "Asian values," in which businesses were run by overweening politicians and ministries in the "national interest." In today's world of low and declining tariffs, intense global competition, and readily available information, corporate survival will increasingly depend on producing better-quality goods and services at lower prices. We believe the corporate largesse engendered by the corrupt nexus between politics and big business must end. Increasingly, the ability to extract earnings from assets that exceed their cost of capital will be key. Developing countries will have to focus on nurturing and producing a professional cadre of businessmen who can steer family-operated empires in a more competitive global landscape. Education at the management and employee level will be critical, otherwise increases in technologically driven productivity, primarily in the West, will erode one of the important competitive edges of the emerging markets--cheap and plentiful labor.

To summarize, we believe there are several important lessons to be learned from the Asian currency crisis:

    - Consistency in fiscal, monetary, and currency policy is crucial. Inconsistency is brutally punished.

    - Banking systems are the heart of an economy and must be carefully and rigorously supervised.

    - Bankruptcy laws are crucial cleansing solvents, and must be clearly stated and enforced.

    - Return on equity must exceed the cost of equity. Prices of both must be clear; shareholder and property rights must be respected in the capital market and in the boardroom.

    - Deregulating capital markets without deregulating domestic industry is a disastrous combination.

With Asian stocks down by as much as 90 percent, we believe that the region's equity markets are at least approaching a trough and that an economic breakthrough in Asia is also relatively close at hand. However, the size and speed of the recovery will depend on the ability of Asian leaders to recognize and resolve the issues mentioned earlier. As the period ended, a Japanese yen-driven

--------------
          22

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

panic led to a second round of volatility in Asia. Nonetheless, the early indications are that Korea and Thailand in particular are starting to transform. Both countries have new political leadership, which should foster needed readjustments. With the equity market down 95 percent and Suharto ousted, it is easy to say that the worst is over in Indonesia. In reality, however, the repair work to construct a free-market economy and a functioning democracy will be long and painful. The ability of Russia and China to adapt to economic recessions and the intense pressure to devalue are important factors that have yet to play out.

The markets are in an unforgiving mood, having driven China and Hong Kong down 50 percent and Russia down 70 percent. There may be worse economic and political news ahead, particularly if the Japanese mandarins don't become more realistic in their assessment of the country's economic woes. We believe, however, that the death knell to socialism's last and true champions has been struck and the evidence indicates that Darwinian adaptation is underway. Stock buybacks in Japan, chaebol asset sales in Korea, bankruptcy law formulation in Thailand, and the passage of social security reform in Brazil are perhaps the first drops of rain after the long drought.

Asset valuations are near bargain levels. Investor sentiment is the most depressed that we have seen, and early signs of restructuring is evident across several markets. Yen stability and some decisive action by Japan to end its crisis of confidence will most likely be the catalyst that arrests the current free fall in sentiment and prices. We are aligning our portfolios toward countries and companies that are demonstrating hardheaded adaptability to the new environment we envision.

Madhav Dhar
PORTFOLIO         Robert L. Meyer
MANAGER           PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

COMMON STOCKS (87.6%)
  ARGENTINA (4.7%)
           12,405   Nortel ADR.......................................  $    308
           66,534   Telecom Argentina ADR............................     1,984
          110,297   Telefonica de Argentina ADR......................     3,578
           24,035   YPF ADR..........................................       723
                                                                       --------
                                                                          6,593
                                                                       --------
  BRAZIL (7.7%)
           19,393   Brahma ADR.......................................       242
           22,397   CEMIG ADR........................................       693
        1,384,100   Coteminas........................................       377
        (e)12,645   Coteminas ADR....................................       172
           23,359   CVRD ADR.........................................       494
        1,256,000   Encorpar ADR.....................................         3
           85,000   Lightpar.........................................        --
    (a,d,e)14,225   Lojas Arupua ADR.................................         8
        4,660,000   Pao de Acucar....................................       105
           12,056   Pao de Acucar ADR................................       273
        (e)12,340   Petrobras ADR....................................       230
           58,865   Telebras ADR.....................................     6,427
        6,659,000   Telebras S.A.....................................       530
           43,075   Unibanco GDR.....................................     1,271
                                                                       --------
                                                                         10,825
                                                                       --------
  CHILE (0.8%)
           18,300   CCU ADR..........................................       386
           15,030   ENDESA ADR.......................................       214
           18,030   Enersis S.A. ADR.................................       441
            7,629   Santa Isabel ADR.................................        84
                                                                       --------
                                                                          1,125
                                                                       --------
  CHINA (0.9%)
        (a)25,845   Huaneng Power International, Inc. ADR............       347
          281,000   Qingling Motors Co., 'H'.........................        78
        (a)38,150   Yanzhou Coal ADR.................................       372
        2,135,000   Zhenhai Refining & Chemical Co...................       276
          996,000   Zhehuang Expressway Co., Ltd. 'H'................       167
                                                                       --------
                                                                          1,240
                                                                       --------
  EGYPT (1.7%)
            8,400   Al-Ahram Beverages Co. S.A.E. GDR................       264
            7,916   Ameriyah Cement Co...............................       137
           26,764   Commercial International Bank....................       295
            5,157   Commercial International Bank GDR................        56
           19,920   Eastern Tobacco..................................       357
            2,000   Egypt Gas........................................       192
           11,550   Egyptian Finance & Industrial....................       247
           10,475   Helwan Portland Cement...........................       158
            6,377   Industrial & Engine..............................       104
            3,200   Madinet Housing & Development....................       153
              500   Paints & Chemical Industries Co..................        14
           34,800   Paints & Chemical Industries Co. GDR.............       308
            8,575   Tora H. Portland Cement..........................       148
                                                                       --------
                                                                          2,433
                                                                       --------
  GREECE (2.1%)
        (a)29,680   Hellenic Petroleum S.A...........................       243
           77,096   Hellenic Telecommunication Organization S.A......     1,979

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

            2,520   National Bank of Greece..........................  $    323
         (a)8,000   STAT Hellas Telcommunications S.A. ADR...........       332
                                                                       --------
                                                                          2,877
                                                                       --------
  HONG KONG (1.5%)
          147,000   China Resources Enterprises Ltd..................       152
          182,000   CLP Holdings Ltd.................................       829
          646,000   Ng Fung Hong Ltd.................................       446
           38,000   Shanghai Industrial Holdings Ltd.................        90
          440,000   South China Morning Post.........................       212
           78,000   Sun Hung Kai Properties Ltd......................       331
                                                                       --------
                                                                          2,060
                                                                       --------
  HUNGARY (3.1%)
            6,046   Gedeon Richter Ltd...............................       487
         (a)3,200   Gedeon Richter Ltd. GDR..........................       262
           13,340   Matav ADR........................................       393
           67,780   Matav Rt.........................................       393
        (a)85,036   MOL Magyar Olaj-es Gazipari Rt. GDR..............     2,292
            9,700   OPT Bank Rt......................................       477
                                                                       --------
                                                                          4,304
                                                                       --------
  INDIA (7.5%)
           22,000   Bajaj Auto Ltd...................................       297
          199,700   Bharat Heavy Electricals Ltd.....................     1,158
           12,000   Bharat Petroleum Corp., Ltd......................        99
          125,000   Container Corp. of India Ltd.....................     1,347
       (e)150,000   E.I.D. Parry Ltd. GDR............................       244
           40,930   Hero Honda Motors Ltd............................       845
          504,000   Hindustan Development Corp., Ltd. GDR............        78
           16,000   Hindustan Petroleum Corp., Ltd...................       147
           24,400   Hoechstshering Agrero Ltd........................       426
           29,954   Housing Development Finance Corp., Ltd...........     2,115
       (e)108,750   Indo Rama Synthetics Ltd. GDR....................       326
           41,800   Infosys Technologies Ltd.........................     2,191
           19,800   ITC Ltd..........................................       304
           79,200   ITW Signode India Ltd............................       105
           23,500   Larson & Tourbo Ltd., 'A'........................       127
          184,150   LG Balakrishnan Bros.............................       162
            3,300   Mahanagar Telephone Nigam Ltd....................        14
            5,000   MRF Ltd..........................................       228
       (a)317,000   SIV Industries GDR...............................       127
               50   State Bank of India..............................        --
          302,600   Tube Investments of India Ltd. GDR...............       182
                                                                       --------
                                                                         10,522
                                                                       --------
  INDONESIA (1.0%)
       (a)464,325   Gudang Garam (Foreign)...........................       274
         (a)8,100   Gulf Indonesia Resources Ltd.....................        93
        1,812,380   Indah Kiat Pulp & Paper Corp. Tbk................       347
          101,000   Semen Gresik.....................................        58
        1,637,200   Telekomunikasi...................................       463
           19,590   Telekomunikasi Indonesia ADR.....................       114
                                                                       --------
                                                                          1,349
                                                                       --------
  ISRAEL (4.8%)
       (a)273,200   Bank Hapoalim Ltd................................       826
        (a)22,900   DOR Energy.......................................       165
                1   Elbit Systems Ltd................................        --
           68,000   First International Bank of Israel Ltd.'1'.......       106

--------------
          24
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

  ISRAEL (CONT.)

          109,700   First International Bank of Israel Ltd.'5'.......  $    858
           17,333   Koor Industries Ltd..............................     2,003
           16,500   Koor Industries Ltd. ADR.........................       386
        (a)16,712   Orbotech Ltd.....................................       608
          530,700   Super Sol Ltd....................................     1,748
                                                                       --------
                                                                          6,700
                                                                       --------
  KOREA (4.3%)
           22,700   Hankuk Glass Industry Co., Ltd...................       248
           (d)889   S.K. Telecom Corp................................       402
        (d)67,756   Pohang Iron & Steel Ltd. (Foreign)...............     2,221
            4,340   S1 Corp..........................................       439
           85,518   Samsung Electronics Co. (Foreign)................     2,647
         (a)2,040   Samsung Electronics Co. GDS (New)................        29
              230   Samsung Fire & Marine Insurance..................        38
                                                                       --------
                                                                          6,024
                                                                       --------
  MALAYSIA (2.8%)
           20,000   Carlsberg Brewery Malaysia Bhd...................        61
          257,000   Genting Bhd......................................       464
          242,000   Golden Hope Plantations Bhd......................       222
          150,000   Kuala Lumpur Kepong Bhd..........................       242
       (a)166,000   Magnum Corp. Bhd.................................        62
          349,600   Malayan Banking Bhd..............................       352
           59,000   Malaysian International Shipping (Foreign).......        86
           46,000   Nestle Bhd.......................................       208
          193,000   Petronas Gas Bhd.................................       358
           52,000   R.J. Reynolds Bhd................................        72
           62,000   Rothmans of Pall Mall Bhd........................       430
          220,000   Technology Resources Industries..................       151
          421,000   Telekom Malaysia Bhd.............................       710
          368,000   Tenaga Nasional Bhd..............................       443
                                                                       --------
                                                                          3,861
                                                                       --------
  MEXICO (9.9%)
       (a)182,279   Banacci 'B'......................................       355
       (a)193,888   Banacci 'L'......................................       313
          116,450   Bancomer 'B'.....................................        43
      (a,e)16,880   Bancomer 'B' ADR.................................       124
           19,527   Cemex 'B' ADR....................................       172
          307,499   Cemex CPO........................................     1,153
           39,504   Cemex CPO ADR....................................       296
            5,080   Cemex S.A. de C.V. 'B'...........................        22
        (a)70,035   FEMSA............................................     2,181
           35,831   FEMSA ADR........................................     1,129
          320,177   Kimberly Clarke de Mexico 'A'....................     1,131
           97,284   Telemex ADR......................................     4,676
        (a)54,961   Televisa CPO GDR.................................     2,068
           21,082   TV Azteca ADR....................................       228
                                                                       --------
                                                                         13,891
                                                                       --------
  MOROCCO (0.1%)
            2,076   Sni Maroc........................................       199
                                                                       --------
  PAKISTAN (2.1%)
          725,500   Fauji Fertilizer Co., Ltd........................       783
          341,000   Hub Power........................................        93
          104,644   Pakistan State Oil Co., Ltd......................       166
                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------

        4,778,000   Pakistan Telecommunication Co....................  $  1,679
       (a)887,397   Sui Northern Gas Pipelines.......................       167
                                                                       --------
                                                                          2,888
                                                                       --------
  PHILIPPINES (2.1%)
        2,083,560   Ayala Corp.......................................       537
           41,572   Ayala Land, Inc. 'B'.............................        12
          173,680   Manila Electric 'B'..............................       458
           42,170   Philippine Long Distance Telephone Co............       961
            3,200   Philippine Long Distance Telephone Co. ADR.......        72
          359,720   San Miguel Corp. 'B'.............................       475
        2,400,940   SM Prime Holdings, Inc...........................       380
                                                                       --------
                                                                          2,895
                                                                       --------
  POLAND (2.9%)
        (a)21,511   Agros Holdings S.A. 'C'..........................       315
           15,100   Bank Rozwoju Eksportu S.A........................       409
            4,836   Bank Slaski S.A..................................       325
           10,587   Bank of Handlowy W Warszawie S.A.................       202
           13,000   BIG Bank Gdanski S.A. GDR........................       253
          588,000   Big Bank Inicjatyw...............................       784
        (a)14,250   Debica S.A.......................................       286
       (a)106,590   Elektrim S.A.....................................     1,299
         (a)7,340   Exbud S.A........................................        88
        (a)71,261   Polifarb Cieszyn-Wroclaw S.A.....................       184
                                                                       --------
                                                                          4,145
                                                                       --------
  RUSSIA (5.5%)
            1,040   A O Tatneft ADR..................................         8
        (a)45,838   Lukoil Holdings..................................       392
            4,760   Lukoil Oil Co. ADR...............................       158
        1,184,103   Moscow Energy (Mosenergo)........................        59
   (a,d)4,570,885   Mustcom..........................................     1,576
        (e)13,260   Pliva d.d........................................       216
         (a,d)600   Storyfirst Communications........................     1,716
           62,110   Surgutneftegaz ADR...............................       248
   (a,e)2,684,488   Svyaz Finance....................................     2,148
           28,160   Tatneft ADR......................................       218
        2,679,200   Unified Energy Systems...........................       347
        (a)14,487   Vimpel-Communications ADR........................       648
                                                                       --------
                                                                          7,734
                                                                       --------
  SOUTH AFRICA (7.4%)
           71,950   Amalgamated Banks of South Africa................       450
           40,106   Barlow Ltd.......................................       212
           50,023   Bidvest Group Ltd................................       382
            8,400   Coronation Holdings Ltd. 'N'.....................       126
          130,110   Ellerine Holdings Ltd............................       714
           66,200   Forbes Group Ltd.................................       131
          217,000   Illovo Sugar Ltd.................................       271
           51,978   Liberty Life Association of Africa Ltd...........     1,015
          113,275   Malbak Ltd.......................................        77
          548,470   NBS Boland Group Ltd.............................       714
       (a)864,300   New Africa Investments Ltd. 'N'..................       927
          251,540   Orion Selections Holdings Ltd....................       425
          180,390   Orion Selections Ltd.............................       224
           82,400   Persetel Holdings Ltd............................       738
           57,700   Primedia Ltd.....................................       379
          359,035   Protea Furnishers Ltd............................       255
           88,810   Rembrant Group Ltd...............................       555

                                                         -----------------------
                                                                    25
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
  SOUTH AFRICA (CONT.)
          183,020   Sasol Ltd........................................  $  1,062
           41,760   South African Breweries Ltd......................       861
          278,962   The Education Investment Corp., Ltd..............       507
          371,600   Woolworths Holdings Ltd..........................       276
                                                                       --------
                                                                         10,301
                                                                       --------
  TAIWAN (5.6%)
       (a)140,750   Asustek Computer, Inc............................     1,151
       (a)678,000   Chinatrust Commercial Bank.......................       669
       (a)411,600   Compal Electronics, Inc..........................     1,108
        1,477,469   Far Eastern Textile Ltd..........................     1,144
       (a)211,000   Hon Hai Precision Industry.......................     1,068
       (a)234,000   Kuoyang Construction.............................       368
          162,000   Pesident Chain Store Corp........................       516
       (a)757,520   Siliconware Precision Industries Co..............     1,100
       (a)374,000   Taiwan Semiconductor Co..........................       773
                                                                       --------
                                                                          7,897
                                                                       --------
  THAILAND (1.7%)
          100,400   Advanced Information Services Co., Ltd.
                      (Foreign)......................................       428
          503,800   Bangkok Bank Co., Ltd. (Foreign).................       621
           38,200   BEC World Public Co., Ltd........................       146
           73,350   Delta Electronics Public Co., Ltd. (Foreign).....       417
        (a)75,600   Exploration & Production Public Co., Ltd.
                      (Foreign)......................................       573
           22,000   Lanna Lignite Public Co., Ltd....................        15
                9   National Petrochemical Public Co., Ltd...........        --
           55,540   Shinawatra Computer Co., Ltd. (Foreign)..........       203
         (a)4,200   Siam City Cement Public Co., Ltd. (Foreign)......         3
        (a)30,300   Thai Engine Manufacturing Public Co., Ltd.
                      (Foreign)......................................        11
                                                                       --------
                                                                          2,417
                                                                       --------
  TURKEY (6.7%)
        3,689,600   Akbank T.A.S.....................................       119
        (e)17,600   Akbank T.A.S. ADR................................       114
       10,599,494   Arcelik A.S......................................       498
        5,059,500   Ege Biracilik Ve Malt Sanayii....................       598
        2,268,000   Erciyas Biracilik Ve Malt Sanayii................       345
     (a)8,136,000   Eregli Demir Ve Celik Fabrikalari A.S............     1,268
          201,000   Migros Turk......................................       196
        1,236,000   Petrol Ofisi A.S.................................       316
        3,001,000   Turk Sise ve Cam Fabrikalari A.S.................        99
        8,962,500   Turkiye Is Bankasi, Class C......................       362
     (a)7,819,000   Vestel Elektronik Sanayii ve Ticaret A.S.........     1,042
      171,678,821   Yapi Ve Kredi Bankasi............................     4,384
                                                                       --------
                                                                          9,341
                                                                       --------
  VENEZUELA (0.0%)
          110,412   Electricidad de Caracas..........................        50
                                                                       --------
  ZIMBABWE (0.7%)
          718,517   Delta Corp.......................................       471
          374,200   Meikles Africa Ltd...............................       458
                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
       (e)327,000   Trans Zambesi Industries Ltd.....................  $     41
          270,000   Trans Zambesi Industries Ltd.....................        34
                                                                       --------
                                                                          1,004
                                                                       --------
TOTAL COMMON STOCKS (COST $156,635)..................................
                                                                        122,675
                                                                       --------
PREFERRED STOCKS (9.4%)
  BRAZIL (NON-VOTING STOCKS) (9.4%)
      105,926,574   Banco Bradesco...................................       889
    (a,d,e)11,156   Banco Nacional...................................        --
        2,025,099   Brahma...........................................     1,261
       66,941,161   CEMIG............................................     2,084
        4,646,590   CRT..............................................     5,066
           10,173   CVRD.............................................       202
       (a)144,500   EBE S.A..........................................         2
          144,500   Electropaulo Metropolitana.......................        11
       (a)144,500   EMAE S.A.........................................        --
       (a)144,500   EPTE S.A.........................................        --
        (a)12,437   Lojas Arapua S.A.................................         8
        6,448,000   Lojas Renner S.A.................................       190
        3,335,000   Petrobras........................................       620
       17,480,390   Telebras.........................................     1,901
     (a)1,755,000   Telerj Celular S.A...............................       103
        (d)53,661   TELESP...........................................        13
     (a)8,972,661   TELESP Cellular..................................       745
                                                                       --------
                                                                         13,095
                                                                       --------
  COLOMBIA (0.0%)
            7,150   BanColombia......................................        13
                                                                       --------
TOTAL PREFERRED STOCKS (COST $16,158)................................    13,108
                                                                       --------
INVESTMENT COMPANY (0.3%)
  UNITED STATES (0.3%)
        (g)34,265   Morgan Stanley Africa Investment Fund, Inc. (COST
                      $414)..........................................       407
                                                                       --------

           NO. OF
           RIGHTS
-----------------

RIGHTS (0.1%)
  BRAZIL (0.0%)
     (a)2,521,000   TELESP...........................................        --
                                                                       --------
  POLAND (0.0%)
        (a)15,100   Bank Rozwoju Eksportu S.A........................         4
                                                                       --------
  TURKEY (0.1%)
   (a,d)2,306,000   Akbank...........................................        60
   (a,d)3,001,000   Turk Sise ve Cam Fabrikalari A.S.................        22
                                                                       --------
                                                                             82
                                                                       --------
TOTAL RIGHTS (COST $155).............................................        86
                                                                       --------

           NO. OF
         WARRANTS
-----------------

WARRANTS (0.0%)
  THAILAND
     (a,d)111,466   Siam Commercial Bank, expiring 12/31/02 (COST
                      $0)............................................        --
                                                                       --------

--------------
          26
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

             FACE
           AMOUNT                                                         VALUE
            (000)                                                         (000)
-------------------------------------------------------------------------------

CONVERTIBLE DEBENTURE (0.0%)
  SOUTH AFRICA (0.0%)
$           (a)15   Sasol Ltd. 8.50%, 12/15/2049 (COST $182).........  $     81
                                                                       --------
TOTAL FOREIGN SECURITIES (97.4%) (COST $173,544).....................   136,357
                                                                       --------
SHORT-TERM INVESTMENT (3.5%)
    REPURCHASE AGREEMENT (3.5%)
            4,983   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                      7/1/98, to be repurchased at $4,984,
                      collateralized by $3,100 U.S. Treasury Bonds,
                      11.25%, due 2/15/15, valued at $5,097 (COST
                      $4,983)........................................     4,983
                                                                       --------
TOTAL INVESTMENTS IN SECURITIES (100.9%) (COST $178,527).............   141,340
                                                                       --------
FOREIGN CURRENCY (1.5%)
   ARP         14   Argentine Peso...................................        14
   BRL        221   Brazilian Real...................................       191
   COP        359   Colombian Peso...................................        --
   HKD        180   Hong Kong Dollar.................................        23
   HUF        424   Hungarian Forint.................................         2
  INR      32,015   Indian Rupee.....................................       755
  IDR     295,984   Indonesian Rupiah................................        20
    MYR       420   Malaysian Ringgit................................       101
  PKR       7,716   Pakistani Rupee..................................       167
   PHP        108   Philippine Peso..................................         3
   PLN        379   Polish Zloty.....................................       109
   ZAR      3,141   South African Rand...............................       531
   KRW     38,859   South Korean Won.................................        28
   TWD      4,362   Taiwan Dollar....................................       127
   VEB      1,041   Venezuelan Bolivar...............................         2
                                                                       --------
TOTAL FOREIGN CURRENCY (COST $2,088).................................     2,073
                                                                       --------

                                                                          VALUE
                                                                          (000)
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (102.4%) (COST $180,615)...........................  $143,413
OTHER LIABILITIES IN EXCESS OF ASSETS (-2.4%)........................    (3,351)
                                                                       --------
NET ASSETS (100%)....................................................  $140,062
                                                                       --------
                                                                       --------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value--see note A-1 to financial statements.
(e)   --  144A Security - Certain conditions for public sale may exist.
(g) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares

                                                         -----------------------
                                                                    27
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                             IN EXCHANGE               NET UNREALIZED
  TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE       GAIN (LOSS)
    (000)         (000)       DATE         (000)        (000)          (000)
--------------  ---------  -----------  ------------  ---------  -----------------
$         191   $     191      7/1/98      BRL   221  $     191      $      --
$           8           8      7/2/98    IDR 120,595          8             --
$          46          46      7/2/98      MYR   189         46             --
 MYR    8,795       2,071     8/11/98   $      2,307      2,307            236
 MYR    1,170         276     8/11/98   $        330        330             54
 ZAR   11,980       1,956     9/18/98   $      2,159      2,159            203
 ZAR    1,829         291    12/23/98   $        313        313             22
 ZAR    7,388       1,174    12/24/98   $      1,253      1,253             79
 ZAR    9,156       1,463    12/28/98   $      1,566      1,566            103
 KRW  468,930         342    12/29/98   $        308        308            (34)
 ZAR    1,145         183    12/31/98   $        188        188              5
KRW 1,196,213         865      1/4/99   $        775        775            (90)
$          63          63     6/21/99      ZAR   410         63             --
 ZAR   11,048       1,695     6/21/99   $      1,880      1,880            185
                ---------                             ---------          -----
                $  10,624                             $  11,387      $     763
                ---------                             ---------          -----
                ---------                             ---------          -----

---------------

BRL   --  Brazilian Real
IDR   --  Indonesian Rupiah
INR   --  Indian Rupee
KRW   --  South Korean Won
MYR   --  Malaysian Ringgit
ZAR   --  South African Rand

--------------------------------------------------------------------------------

SWAP AGREEMENTS:

The Portfolio had the following Total Return Swap Agreements open at June 30, 1998:

NOTIONAL                                                                                   UNREALIZED
 AMOUNT                                                                                   DEPRECIATION
  (000)                                     DESCRIPTION                                       (000)
---------  -----------------------------------------------------------------------------  -------------
$ 2,000    Agreement with Goldman Sachs International terminating November 3, 1998 to pay 12 month USD-LIBOR minus 4.00% and to pay or receive the return of the
           Thailand SET Index converted into USD at the mid-market rate on October 30,
           1998.........................................................................  $       (837)
    624    Agreement with Goldman Sachs International terminating March 8, 1999 to make quarterly payments equal to 3 month USD-LIBOR plus 2.00% and to pay or receive quarterly payments equal to the return of the Thailand SET Index
           converted into USD at the mid-market rate....................................           (95)
                                                                                          -------------
                                                                                          $       (932)
                                                                                          -------------
                                                                                          -------------

---------------

LIBOR  -- London Interbank Offer Rate
THB   --  Thai Baht
USD   --  U.S. Dollar

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Services                                                                       $  50,255         35.9%
Finance                                                                           22,073         15.8
Consumer Goods                                                                    20,565         14.7
Energy                                                                            14,128         10.1
Materials                                                                         12,368          8.8
Capital Equipment                                                                 12,036          8.6
Multi-Industry                                                                     4,932          3.5
                                                                               ---------          ---
                                                                               $ 136,357         97.4%
                                                                               ---------          ---
                                                                               ---------          ---

--------------
          28
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                       2.6%
France                       7.0%
Germany                      5.0%
Italy                        2.6%
Japan                        6.9%
Netherlands                  3.2%
Spain                        2.5%
Switzerland                  8.4%
United Kingdom              11.9%
United States               35.7%
Short-Term Investment        6.0%
Other                        8.2%

                            TOTAL RETURNS
                           SINCE INCEPTION
                            (OCTOBER 29,
                               1997)**
                          -----------------
                           WITH      WITHOUT
                          SALES      SALES
                          CHARGE*    CHARGE
-------------------------------------------
Class A Shares             5.80%     11.38%
-------------------------------------------
Class B Shares             6.81%     10.84%
-------------------------------------------
Class C Shares             6.70%     10.74%
-------------------------------------------
MSCI World Index            N/A      20.12%
-------------------------------------------

 *The returns above are calculated using the applicable sales charge for Class A shares and the deferred sales charge for Class B and Class C shares.
**Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax.

TOP FIVE HOLDINGS
                                                PERCENT OF
ISSUER                            COUNTRY       NET ASSETS
-----------------------------  -------------  --------------
Nestle S.A.                     Switzerland           3.0%
Groupe Danone RFD                 France              2.3%
Reckitt & Coleman                 United              2.3%
                                  Kingdom
Chase Manhattan Corp.          United States          2.2%
Philip Morris Cos., Inc.       United States          2.2%

TOP FIVE SECTORS
                               VALUE     PERCENT OF
SECTOR                         (000)     NET ASSETS
---------------------------  ---------  -------------
Capital Equipment             $177,354       22.9    %
Services                       140,324       18.2    %
Consumer Products              139,424       18.0    %
Finance                        126,276       16.3    %
Materials                       68,631        8.9    %

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Global Equity Fund Class A   Global Equity Fund Class B   Global Equity Fund Class C    MSCI World Index
10/29/97                        $9,500                      $10,000                      $10,000             $10,000
6/30/98                        $10,495                      $11,085                      $11,075             $11,321

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; the maximum deferred sales charge was deducted from the value of the investment of $10,000 in Class B and Class C shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Van Kampen Global Equity Fund, formerly known as the Morgan Stanley Global Equity Fund, is to seek long-term capital appreciation by investing primarily in equity securities of issuers in developed markets throughout the world, and in emerging markets on an opportunistic basis.

For the period from the inception of the portfolio on October 29, 1997, through June 30, 1998, the Fund generated a total return of 12.21 percent for Class A shares at net asset value, as compared to a total return of 20.12 percent for the Morgan Stanley Capital International (MSCI) World Index for the same period.

The Fund's underperformance in 1998 was almost entirely due to weak relative performance from U.S. stock selection, particularly in the second quarter. It is also clearly reflective of the fact that the U.S. market is being driven to record levels by macro-cap names such as General Electric and Coca-Cola respectively trading at 35 times and 53 times trailing earnings. As value investors, we are loath to pay such premiums in what seems to be a flight to (apparent) quality.

Several of our U.S. stocks were hurt, however, by specific events that we believe caused them to be oversold. Borg Warner (BWA), for example, the auto components manufacturer, fell 24 percent during the quarter because of Asian fears (20 percent of sales) and production delays within Ford, which produces 20 percent of BWA's sales. The oil stocks, Noble Drilling, and Ocean Energy, continue to be affected by weakness in the price of oil. Philip Morris, one of our largest holdings, fell 4 percent amid continuing litigation worries. We expect, however, some shareholder-friendly measures to be announced by the company during the second half of the year.

THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI
WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                                              ------------------
                                                                    29

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

Stock selection in Italy and Germany was also a negative contributor during the second quarter. Telecom Italia fell 20 percent, while in Germany, Veba was affected by the departure of its Chairman. On a positive note, stock selection in Switzerland and the Netherlands was particularly strong and our underweight positions in Japan and Southeast Asia continue to benefit the portfolio.

New additions to the portfolio during the period included Groupe Danone, Chase Manhattan, and Richemont. Groupe Danone is France's largest brewer of beer, the world's second-largest producer of mineral water, and is number one in the European dairy-products market. Though the company has problems in its biscuit and pasta business, management is committed to turning these around. Danone has a low level of maintenance capital expenditure and generates strong free cash flow.

Chase Manhattan provides domestic and international financial services, and has virtually completed nationalizing two of the largest mergers in U.S. banking history. It is the leading player in the corporate loan syndication business and has weakened recently due to concerns over its emerging markets exposure. Chase should be able to grow earnings at a double-digit rate, and use excess cash to buy back 3 to 4 percent of its stock.

Richemont is the Swiss holding company for Rothman's International, the fourth-largest international tobacco group, and Vendome Luxury Group, whose brands include Cartier, Alfred Dunhill, and Montblanc. On the negative side, the Rupert family owns just 10 percent of the equity but controls 50 percent of the voting stock in Richemont. However, the Ruperts have a good track record of creating and nurturing cash-generative consumer franchises.

Given a remarkably strong first half of the year in Europe, robust returns in the United States, and sustained weakness throughout Asia, it is somewhat difficult to predict the second half of 1998. The U.S. market's current fascination with Internet stocks seems to indicate an unhealthy optimism while, it is important to note, earnings expectations for the balance of the year remain overly optimistic. Continental Europe provides the only environment where both corporate profits are accelerating and interest rates are likely to remain low. While Asia's travails are slowing the pace of recovery we do not expect even the capital goods dependent economy of Germany to stagnate. However, stock markets have not been slow to discount this environment and multiples are high, although European markets generally remain more attractive than the United States on price-to-book value and price-to-cash flow multiples. The extent of earnings disappointment from Asia will be the key driver of the second half, although companies in both Europe and the United States typically generate less than 10 percent of their sales there. Money flows, merger and acquisition activity, and interest rates should remain supportive in the near term.

We decreased our U.S. weighting during the period as some of our U.S. stocks have reached their fair-value targets and we strive to add more defensive names. We would expect to continue our underweight in the United States, with selected overweights in Europe. Despite regular visits from our analysts--and absent fundamental reform--we struggle to find catalysts that will unlock what increasingly appears to be relative value in Japan, and the risk in Southeast Asia continues to outweigh the potential return.

Francis Campion              Richard Boon                 Paul Boyne
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

--------------

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (93.7%)
  AUSTRALIA (1.3%)
   2,586,000   CSR Ltd..........................................  $  7,471
     893,600   Telstra Corp., Ltd...............................     2,294
                                                                  --------
                                                                     9,765
                                                                  --------
  BELGIUM (0.2%)
      30,858   G.I.B. Holdings Ltd..............................     1,741
                                                                  --------
  CANADA (2.6%)
      94,600   Potash Corp. of Saskatchewan, Inc................     7,123
  (a)130,000   Renaissance Energy Ltd...........................     1,948
     439,600   TELUS Corp.......................................    11,367
                                                                  --------
                                                                    20,438
                                                                  --------
  FINLAND (0.5%)
     210,000   Valmet Oyj.......................................     3,623
                                                                  --------
  FRANCE (7.0%)
       5,987   Bongrain S.A.....................................     3,006
      62,300   Elf Aquitaine....................................     8,757
     149,900   France Telecom S.A...............................    10,336
      63,600   Groupe Danone RFD................................    17,531
     166,000   Scor.............................................    10,527
   (a)55,600   SGS-Thomson Microelectronics N.V.................     3,940
                                                                  --------
                                                                    54,097
                                                                  --------
  GERMANY (5.0%)
     223,400   BASF AG..........................................    10,591
     215,000   Bayer AG.........................................    11,099
     133,400   Veba AG..........................................     9,098
      11,000   Viag AG..........................................     7,441
                                                                  --------
                                                                    38,229
                                                                  --------
  HONG KONG (1.0%)
   2,800,000   Hysan Development Co.............................     2,313
   2,808,000   Jardine Strategic Holdings Ltd...................     5,335
                                                                  --------
                                                                     7,648
                                                                  --------
  IRELAND (2.0%)
     609,166   Bank of Ireland..................................    12,461
     470,000   Green Property plc...............................     3,281
                                                                  --------
                                                                    15,742
                                                                  --------
  ITALY (2.6%)
   1,700,000   Mediaset S.p.A...................................    10,854
   1,823,000   Telecom Italia S.p.A.............................     8,829
                                                                  --------
                                                                    19,683
                                                                  --------
  JAPAN (6.9%)
     142,000   Fuji Photo Film Co...............................     4,948
     911,000   Fujisawa Pharmaceutical Co., Ltd.................     8,530
     335,000   Hitachi Ltd......................................     2,187
         600   Japan Tobacco, Inc...............................     4,064
     260,000   KAO Corp.........................................     4,014
     590,000   Matsushita Electric Industrial Co., Ltd..........     9,492
   1,320,000   Shionogi & Co....................................     7,618
     773,000   Sumitomo Marine & Fire Insurance Co..............     4,327
     110,000   TDK Corp.........................................     8,134
                                                                  --------
                                                                    53,314
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  NETHERLANDS (3.2%)
  (a)189,800   Benckiser N.V. 'B'...............................  $ 11,678
     201,980   ING Groep N.V....................................    13,232
                                                                  --------
                                                                    24,910
                                                                  --------
  NEW ZEALAND (0.4%)
   1,538,300   Lion Nathan Ltd..................................     3,421
                                                                  --------
  PORTUGAL (0.9%)
     203,500   Cimpor-Cimentos de Portugal S.A..................     7,153
                                                                  --------
  SOUTH AFRICA (0.0%)
      48,200   Sasol Ltd........................................       280
                                                                  --------
  SPAIN (2.5%)
     610,400   Iberdrola S.A....................................     9,911
     205,745   Telefonica de Espana.............................     9,512
                                                                  --------
                                                                    19,423
                                                                  --------
  SWEDEN (1.6%)
   1,722,700   Nordbanken Holding AB............................    12,633
                                                                  --------
  SWITZERLAND (8.4%)
       6,000   ABB AG (Bearer)..................................     8,867
       1,800   Ascom Holding AG (Bearer)........................     3,325
    (a)7,890   Cie Financiere Richemont AG, Class A.............    10,333
      13,100   Forbo Holdings AG (Registered)...................     6,673
       9,900   Holderbank Financiere Glaris AG `B' (Bearer).....    12,606
      10,700   Nestle S.A. (Registered).........................    22,915
                                                                  --------
                                                                    64,719
                                                                  --------
  UNITED KINGDOM (11.9%)
   1,836,700   Aegis Group plc..................................     2,975
     589,700   BG plc...........................................     3,412
(a)2,746,980   BTR plc, Class B.................................     7,799
     304,800   Burmah Castrol plc...............................     5,446
     365,000   Danka Business Systems plc ADR...................     4,312
   1,255,900   English China Clays plc..........................     4,300
     838,300   Imperial Tobacco Group plc.......................     6,188
     722,500   Peninsular & Oriental Steam Navigation Co........    10,413
     811,800   Premier Farnell plc..............................     4,121
     915,500   Reckitt & Colman plc.............................    17,491
     628,800   Royal & Sun Alliance Insurance Group plc.........     6,505
     998,100   Wolseley plc.....................................     5,867
   1,961,100   WPP Group plc....................................    12,863
                                                                  --------
                                                                    91,692
                                                                  --------
  UNITED STATES (35.7%)
     279,400   Albertson's, Inc.................................    14,476
     135,900   Aluminum Co. of America..........................     8,961
     522,800   American Stores Co...............................    12,645
     189,500   B.F. Goodrich Co.................................     9,404
     286,200   Boise Cascade Corp...............................     9,373
     239,300   Borg-Warner Automotive, Inc......................    11,501
  (a)334,998   Cadiz Land Co., Inc..............................     3,873
     220,800   Chase Manhattan Corp.............................    16,670
     337,900   COMSAT Corp......................................     9,567
  (a)901,600   Data General Corp................................    13,468
  (a)535,300   Egghead, Inc.....................................     4,517
     146,600   Enhance Financial Services Group, Inc............     4,948
     117,300   FINOVA Group, Inc................................     6,642
  (a)456,900   GenRad, Inc......................................     9,024

                                                         -----------------------
                                                                    31
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
     128,400   General Signal Corp..............................  $  4,622
     121,500   Georgia-Pacific Corp.............................     7,161
     121,500   Georgia-Pacific Corp. (Timber Group).............     2,802
     385,800   Houghton Mifflin Co..............................    12,249
     200,000   IBP, Inc.........................................     3,625
     182,400   MBIA, Inc........................................    13,657
  (a)255,000   NCR Corp.........................................     8,287
  (a)200,900   Noble Drilling Corp..............................     4,834
  (a)201,370   Ocean Energy, Inc................................     3,939
     368,600   Penncorp Financial Group, Inc....................     7,556
     324,500   Pharmacia & Upjohn, Inc..........................    14,968
     422,700   Philip Morris Cos., Inc..........................    16,644
      99,300   Tecumseh Products Co. 'A'........................     5,244
     178,600   Tenneco, Inc.....................................     6,798
     199,100   Terra Nova (Bermuda) Holdings Ltd. 'A'...........     6,247
     233,500   Tupperware Corp..................................     6,567
     117,100   Unicom Corp......................................     4,106
     197,200   United Dominion Industries.......................     6,582
     199,100   UST Corp.........................................     5,276
                                                                  --------
                                                                   276,233
                                                                  --------
TOTAL COMMON STOCKS (COST $663,297).............................   724,744
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

SHORT-TERM INVESTMENTS (6.0%)
  REPURCHASE AGREEMENT (6.0%)
$     46,443   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $46,450,
                 collateralized by $48,898 U.S. Treasury Notes,
                 5.50%, due 12/31/00 valued at $48,398 (COST
                 $46,443).......................................    46,443
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (99.7%) (COST $709,740)..........   771,187
                                                                  --------

      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

FOREIGN CURRENCY (0.3%)
  BEF  1,049   Belgian Franc....................................  $     28
   GBP   219   British Pound....................................       366
  FRF  1,437   French Franc.....................................       238
    DEM  837   German Mark......................................       464
    HKD    2   Hong Kong Dollar.................................        --
  IEP      7   Irish Punt.......................................        10
 ITL 403,375   Italian Lira.....................................       227
  JPY 53,660   Japanese Yen.....................................       387
   NLG     2   Netherlands Guilder..............................         1
   NZD   105   New Zealand Dollar...............................        55
  ESP  1,175   Spanish Peseta...................................         8
   SEK     1   Swedish Krona....................................        --
   CHF   569   Swiss Franc......................................       375
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $2,174)............................     2,159
                                                                  --------
TOTAL INVESTMENTS (100.0%) (COST $711,914)......................   773,346
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)....................       (37)
                                                                  --------
NET ASSETS (100%)...............................................  $773,309
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend
ADR   --  American Depositary Receipt

--------------
          32
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  ------------  ---------  -----------------
$      752   $     752      7/1/98     GBP    451  $     754       $    2
$      244         243      7/1/98     ZAR  1,435        242           (1)
GBP 6,600       10,915    12/16/98   $     10,850     10,850          (65)
             ---------                             ---------          ---
             $  11,910                             $  11,846       $  (64)
             ---------                             ---------          ---
             ---------                             ---------          ---

---------------

GBP   --  British Pounds
ZAR   --  South African Rand

--------------------------------------------------------------------------------

  SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Capital Equipment................................................................  $ 177,354         22.9%
Services.........................................................................    140,324         18.2
Consumer Products................................................................    139,424         18.0
Finance..........................................................................    126,276         16.3
Materials........................................................................     68,631          8.9
Energy...........................................................................     35,397          4.6
Diversified Operations...........................................................     30,762          4.0
Gold Mines.......................................................................      3,874          0.5
Consumer Staples.................................................................      2,702          0.3
                                                                                   ---------          ---
                                                                                   $ 724,744         93.7%
                                                                                   ---------          ---
                                                                                   ---------          ---

                                                         -----------------------
                                                                    33
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                       2.8%
France                       3.0%
Germany                      3.3%
Italy                        4.0%
Japan                        4.8%
Netherlands                  4.1%
Spain                        3.2%
Switzerland                  3.9%
United Kingdom               9.1%
United States               37.5%
Short-Term Investment       21.0%
Other                        3.3%

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Global Equity Allocation Fund Class A  Global Equity Allocation Fund Class C    MSCI World Index
1/4/93                                    $9,500                                $10,000             $10,000
6/30/93                                  $10,563                                $10,939             $11,515
6/30/94                                  $11,516                                $11,972             $12,696
6/30/95                                  $12,286                                $12,671             $14,050
6/30/96                                  $15,311                                $15,667             $16,640
6/30/97                                  $18,467                                $18,752             $20,346
6/30/98                                  $21,227                                $21,633             $21,840

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                            AVERAGE ANNUAL
                                                ---------------------------------------
                              ONE YEAR              FIVE YEAR          SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             9.50%     16.17%     13.86%     15.22%     14.70%     15.94%
---------------------------------------------------------------------------------------
Class B+ Shares           10.34%     15.33%       N/A        N/A      17.47%     18.22%
---------------------------------------------------------------------------------------
Class C Shares            14.37%     15.37%     14.38%     14.38%     15.09%     15.09%
---------------------------------------------------------------------------------------
MSCI World Index:
  Class A & C Shares        N/A      17.03%       N/A      17.32%       N/A      17.32%
  Class B Shares            N/A      17.03%       N/A        N/A        N/A      17.86%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.

TOP FIVE HOLDINGS                                         TOP FIVE SECTORS
                                            PERCENT OF                                   VALUE    PERCENT OF NET
ISSUER                         COUNTRY      NET ASSETS    SECTOR                         (000)        ASSETS
---------------------------  -----------  --------------  ---------------------------  ---------  --------------
Royal Dutch Petroleum Co.    Netherlands          1.3%    Finance                      $ 120,588         20.2%
Microsoft Corp.                United             1.1%    Consumer Products              106,881         17.9%
                               States
General Electric Co.           United             1.0%    Services                        85,785         14.4%
                               States
Telecom Italia SPA              Italy             0.9%    Capital Goods & Equipment       71,102         11.9%
Coca Cola Co.                  United             0.9%    Energy                          49,310          8.3%
                               States

The Van Kampen Global Equity Allocation Fund, formerly known as the Morgan Stanley Global Equity Allocation Fund, seeks long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the subadviser and with stock selection within each country designed to replicate a broad market index. As such, emphasis is placed upon country rather than stock selection. This approach reflects our investment philosophy that a diversified selection of securities representing exposure to each country that we find attractive is an effective way to maximize the return and reduce the risk associated with global investing.

For the 12 months ended June 30, 1998, the Van Kampen Global Equity Allocation Fund generated a total return of 16.17 percent for the Class A shares at net asset value, as compared to a total return of 17.03 percent for the Morgan Stanley Capital International (MSCI) World Index.

The MSCI World Index performed strongly in the year ended June 30, 1998, and was marked by the continuing strong performance of the United States and Europe and the sharp declines of Japan and Asia. Buoyed by strengthening economies and increasing euphoria about the approaching economic and monetary union, stock markets in Europe led with a 37 percent

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------
          34

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

RETURN (IN U.S. DOLLARS). THE UNITED STATES RETURNED 30 PERCENT WITH STRONG FUND FLOWS AND OPTIMISTIC EARNINGS FORECASTS SUPPORTING EQUITIES. CONVERSELY, JAPAN AND THE REST OF ASIA FELL DRAMATICALLY, RETURNING -32 PERCENT AND -44 PERCENT, RESPECTIVELY. THE JAPANESE ECONOMY MOVED INTO RECESSION AND GOVERNMENT POLICY FAILED TO RESPOND WHILE THE CRISIS IN ASIA BROADENED AND DEEPENED.

During the reporting period, the single largest contributor to the portfolio's relative outperformance was our significant underweight positions in Japan, Hong Kong, Singapore, and Malaysia. We continued to underweight the United States--the largest market in our investment universe--which detracted from performance. Our overweight allocation to Europe, which we increased during the year, was positive and the portfolio benefited, especially from overweight positions in Italy and Spain. A slight overweight to the United Kingdom and underweight to Finland detracted from portfolio results. Hedging most of our Japanese yen exposure was constructive as the U.S. dollar appreciated against the yen, while hedging a portion of our deutsche mark bloc exposure was broadly neutral for portfolio returns.

Recently, we made several minor allocation adjustments in countries, sectors, and currencies, gradually increasing our cash as further evidence developed of the depth of the economic problems in Japan, Asia, and other emerging markets such as Russia and South Africa.

We are concerned about U.S. equity valuations and market levels. Though supported by continued liquidity, strong money growth, and record consumer sentiment, some of the underpinnings of this bull market are weakening. Specifically, earnings downgrades and momentum are negative and returns on equity have moved well below peak. Forward earnings versus bond yields are back at levels seen in the summer of 1997. Priced for perfection, we feel that there is little room for disappointment. We remain underweight relative to our benchmark.

We remain overweight in European equities, particularly the so-called "Euro-bubble" countries. We still believe that the European stock markets are the best place to be in an equity world that is generally both frothy and expensive.

In 1998, after the glorious surge of the first three months of the year, the second quarter was either the pause that refreshes--a period of consolidation as the technicians would say--or a broad top formation. Frankly, we aren't quite sure which, but if actions speak louder than words, our cash position is definitely on the high side.

We have benefited from our long-held strategy of being overweight in Europe and underweight in Japan, the yen, and the rest of Asia. Within Europe, our heavy allocations to Italy and Spain that served us so well in the first quarter were less fruitful, as the stock markets of Germany and France, where we were modestly overweight, assumed leadership.

At this point, we are not inclined to alter our fundamental positions. There is a lot of turbulence and random noise, but the underlying environment is that the U.S. economy and dollar are strong, Europe is recovering, and Asia is sick. Stock markets are discounting mechanisms so we must be alert that change at the margin is not occurring.

With this in mind, we visited Asia in April and spent three days in Japan. We met with investors, businessmen, the Bank of Japan, the Ministry of Finance, and a senior leader of the LDP. We found good manners and some charm but nothing to cheer us. Has there been positive change at the margin in Japan? Maybe a little, but the problems are so dire and confidence so low, that dramatic solutions which alter sentiment are needed. Instead, we feel the government tries to fool the markets with talk and halfway measures. The bridge bank proposal is a step in the right direction, but details are lacking and it will take years to play out; it is not a market-clearing solution. The politicians' vacillation on tax cuts is pathetic, and the markets are tiring of it.

We still believe Japan's equity market is expensive, its economy a disaster, and its political institutions remain in full denial of the seriousness of the predicament that the country is in. We are actually more bearish on the yen than the stock market, and our approximately 40 percent of the index weight in Japan is 90 percent hedged back to the dollar.

                                                              ------------------
                                                                    35

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

We believe the rest of Asia is not in a recession but a depression. Visits to Hong Kong and China confirmed this, as did the New York visit with the Finance Minister of Malaysia. We eliminated our position in Hong Kong, which turned out to be felicitous. The problems of Asia have been dissected ad nauseam, but in summary we believe it is too soon to make a serious investment commitment.

Europe still looks like the place to be because of its economic cycle and because of Economic and Monetary Union (EMU) and its accompanying euphoria. Recent visits to both Spain and Italy confirmed our conviction that these two markets are the essence of the so-called "Euro-bubble" concept.

There is still a lot of skepticism about EMU, and some very smart people believe that it won't work in the long run. We say baloney! We say it will work and the surprise may be how successful it is. The Euro-bubble markets should be the prime beneficiaries. The realpolitik of Euroland requires that the new European Central Bank must converge interest rates at a low enough level to sustain growth in the slower-growing core countries where unemployment is still very high, even if this means that the faster growing fringe economies overheat. The elite that has stage-managed EMU so adroitly simply cannot take the chance that the French and German economies falter in the first year of EMU.

We are continuing to put a lot of effort into sector research. We maintain our emphasis on financial stocks across Europe. In Italy we heard repeatedly how the banks and insurance companies are benefiting from low interest rates and strong fund flows. We added a tilt into European oil stocks during the second quarter, which we have profitably unwound, and we are currently buying a broad cross section of European real estate securities.

Commercial property prices across Europe are still very depressed, but we believe the cycle is about to turn, as do local experts and our sources in Morgan Stanley's real estate group. Already rents are beginning to firm, and many of the stocks are selling well below both net asset values and replacement costs of the underlying assets.

In conclusion, we are carefully watching markets and economic events. The risk is that Asia undermines the Western economies, and indeed there are a few early signs that both the United States and Europe are slowing. If so, earnings will be disappointing but interest rates will fall again. Will equity markets go down under such circumstances? In our opinion, it depends on how severe the earnings shortfall is. We do believe that international portfolios will outperform U.S. equities in this environment.

Barton M. Biggs                            Ann D. Thivierge
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

--------------

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (80.1%)
  AUSTRALIA (0.0%)
       1,698   Broken Hill Proprietary Ltd......................  $     14
         460   Coles Myer Ltd...................................         2
         595   Gio Australia Holdings Ltd.......................         2
         651   MIM Holdings Ltd.................................        --
          16   Westfield Trust..................................        --
      (a)755   Westfield Trust (New)............................         1
                                                                  --------
                                                                        19
                                                                  --------
  AUSTRIA (0.8%)
         600   Austria Mikro Systems International AG...........        41
       2,900   Austrian Airlines Osterreichische Luftverkehrs
                 AG.............................................        96
      13,128   Bank Austria AG..................................     1,068
         800   Bau Holdings AG..................................        45
       2,100   Boehler-Udderholm AG.............................       139
         300   BWT AG...........................................        64
       2,000   Creditanstalt-Bankverein.........................       213
       1,100   Creditanstalt-Bankverein: Vorzu..................       119
       4,600   Flughafen Wein AG................................       221
       1,000   Generali AG......................................       294
      (a)700   Lenzing AG.......................................        54
       2,300   Mayr-Melnhof Karton AG...........................       150
       1,100   Oesterreichische Brau-Beteiligungs AG............        65
       5,600   Oesterreichish Elektrizitaets, 'A'...............       670
       4,300   OMV AG...........................................       576
       2,600   Radex-Heraklith Industriebet AG..................       126
       1,900   Steyr-Daimler-Puch AG............................        52
       2,300   VA Technologies AG...............................       286
       1,600   Wienerberger Baustoffindustrie AG................       387
                                                                  --------
                                                                     4,666
                                                                  --------
  BELGIUM (0.1%)
       6,000   Kredietbank N.V..................................       537
                                                                  --------
  CANADA (2.8%)
       9,800   Abitibi-Consolidated, Inc........................       126
       8,000   Agrium, Inc......................................       100
    (a)8,100   Air Canada.......................................        72
      13,900   Alcan Aluminum Ltd...............................       383
       3,700   Avenor, Inc......................................        86
      14,300   Bank of Montreal.................................       787
      26,000   Bank of Nova Scotia..............................       643
      22,900   Barrick Gold Corp................................       436
       8,500   Barrick Gold Corp................................       163
      34,000   BCE, Inc.........................................     1,441
      17,500   Bombardier, Inc., 'A'............................       476
       7,400   CAE, Inc.........................................        63
       3,100   Cameco Corp......................................        86
      22,400   Canadian Imperial Bank of Commerce...............       720
       1,976   Canadian National Railway Co.....................       105
       5,600   Canadian Natural Resources Ltd...................        96
       8,600   Canadian Occidental Petroleum Ltd................       183
      18,800   Canadian Pacific Ltd.............................       529
       5,000   Canadian Tire Corp., 'A'.........................       145
       4,500   Cominco Ltd......................................        67
    (a)4,000   Corel Corp.......................................         8
       3,200   Cott Corp........................................        23
       5,500   Dofasco, Inc.....................................        90
       8,800   Domtar, Inc......................................        59

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
    (a)8,600   Echo Bay Mines Ltd...............................  $     18
       7,500   George Weston Ltd................................       265
   (a)13,400   Gulf Canada Resources Ltd........................        66
      23,200   Imasco Ltd.......................................       428
      27,300   Imperial Oil Ltd.................................       477
       8,600   Inco Ltd.........................................       117
       3,200   IPL Energy, Inc..................................       144
      11,500   Laidlaw, Inc.....................................       140
      15,800   Laidlaw, Inc. 'B'................................       191
       3,800   Loewen Group, Inc................................       102
       8,500   MacMillan Bloedel Ltd............................        91
       3,900   Magna International, Inc., 'A'...................       267
    (a)9,500   Methanex Corp....................................        83
       4,400   Molson Companies Ltd., 'A'.......................        80
       6,100   Moore Corp., Ltd.................................        81
    (a)8,200   Newbridge Networks Corp..........................       196
      13,300   Noranda, Inc.....................................       230
      25,600   Northern Telecom Ltd.............................     1,451
      29,700   Nova Corp........................................       340
      16,000   Petro............................................       257
      11,600   Placer Dome, Inc.................................       135
       3,000   Potash Corp. of Saskatchewan, Inc................       226
       7,100   Power Corp. of Canada............................       333
    (a)7,200   Provigo, Inc.....................................        44
    (a)7,400   Ranger Oil Ltd...................................        53
    (a)7,100   Renaissance Energy Ltd...........................       106
    (a)9,600   Rogers Communication, Inc., 'B'..................        85
      16,900   Royal Bank of Canada.............................     1,016
      19,300   Seagram Co., Ltd.................................       786
    (a)4,400   Suncor, Inc......................................       149
    (a)7,200   Talisman Energy, Inc.............................       206
       4,700   Teck Corp., 'B'..................................        51
       5,800   TELUS Corp.......................................       150
      31,500   Thomson Corp.....................................       914
      13,100   Transcanada Pipelines Ltd........................       290
       6,700   Westcoast Energy, Inc............................       149
                                                                  --------
                                                                    16,604
                                                                  --------
  DENMARK (0.2%)
       2,000   BG Bank A/S......................................       124
       3,800   Den Danske Bank Corp.............................       456
         600   Jyske Bank A/S (Registered)......................        71
       3,800   Unidanmark A/S 'A' (Registered)..................       342
                                                                  --------
                                                                       993
                                                                  --------
  FRANCE (3.0%)
       2,677   Accor S.A........................................       749
       3,406   Alcatel Alsthom..................................       693
       7,182   AXA S.A..........................................       808
       6,925   Banque Nationale de Paris........................       566
       4,591   Banque Paribas...................................       491
       1,337   BIC Corp.........................................        95
         613   Bouygues.........................................       111
         761   Canal Plus.......................................       142
       4,763   Cap Gemini S.A...................................       748
         875   Carrefour S.A....................................       554
       1,948   Cie de Saint-Gobain..............................       361
         751   Credit Commercial de France......................        63
         383   Dexia France.....................................        52
       5,759   Elf Aquitaine....................................       810
       2,474   Elf Sanofi S.A...................................       291

                                                         -----------------------
                                                                    37
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  FRANCE (CONT.)

         697   Eridania Beghin-Say S.A..........................  $    154
         256   Essilor International............................       108
       3,633   Etablissements Economiques du Casino
                 Guichard-Perrachon.............................       290
      18,547   France Telecom S.A...............................     1,279
       1,768   Groupe Danone RFD................................       487
       1,650   Havas S.A........................................       140
         375   Imetal S.A.......................................        52
       2,430   Klepierre........................................       472
       2,167   L'air Liquide....................................       358
       1,441   L'Oreal..........................................       801
       2,277   Lafarge S.A......................................       235
       (a)71   Lafarge S.A......................................         7
       2,484   Lagardere S.C.A..................................       103
         698   Legrand S.A......................................       185
       1,965   LVMH Moet Hennessy Louis Vuitton.................       393
       2,807   Lyonnaise des Eaux S.A...........................       462
       2,750   Michelin (C.G.D.E.) 'B'..........................       159
         193   Pathe S.A........................................        38
       1,540   Pernod-Ricard....................................       107
         486   Pinault S.A......................................       407
         434   Promodes.........................................       240
       1,176   PSA Peugeot Citroen S.A..........................       253
       7,548   Rhone-Poulenc S.A. 'A'...........................       426
         111   Sagem............................................        86
       2,989   Schneider S.A....................................       238
    (a)1,917   Silic............................................       349
       6,256   Simco S.A. (Registered)..........................       513
          88   Societe Eurafrance S.A...........................        55
       3,218   Societe Generale.................................       669
          13   Sodexho Alliance S.A.............................         3
      (a)676   Sodexho S.A......................................       128
       6,120   Sophia S.A.......................................       283
       2,745   Thomson CSF S.A..................................       104
       5,431   Total S.A. 'B'...................................       706
       3,620   Unibail..........................................       468
       5,699   Usinor Sacilor...................................        88
       1,494   Valeo S.A........................................       153
       2,822   Vivendi..........................................       602
                                                                  --------
                                                                    18,135
                                                                  --------
  GERMANY (3.3%)
       1,183   Adidas AG........................................       205
      (a)900   Agiv AG..........................................        25
      (a)292   Allianz AG.......................................        95
       5,550   Allianz AG.......................................     1,831
         483   AMB Aachener & Muenchener Beteiligungs AG........        56
       2,000   Bankgesellschaft Berlin AG.......................        42
      14,150   BASF AG..........................................       671
      17,550   Bayer AG.........................................       906
       8,100   Bayer Hypothecen-und Wechsel-Bank AG.............       514
       9,550   Bayer Vereinsbank AG.............................       813
         533   Beiersdorf AG....................................        34
         800   BHF-Bank AG......................................        30
       2,400   Bilfinger & Berger Bau AG........................        82
         183   Brau und Brunnen AG..............................        24
         967   CKAG Colonia Konzern AG..........................       120
       3,900   Commerzbank AG...................................       149
       2,033   Continental AG...................................        63
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      16,100   Daimler-Benz AG..................................  $  1,580
       2,383   Degussa AG.......................................       147
      18,450   Deutsche Bank AG.................................     1,564
      55,187   Deutsche Telekom AG..............................     1,490
      15,167   Dresdner Bank AG.................................       818
       1,253   Heidelberger Zement AG...........................       119
       2,433   Hochtief AG......................................       117
         800   IKB Deutsche Industriebank AG....................        16
         250   Karstadt AG......................................       121
       1,267   Kloeckner-Humboldt-Deutz AG......................        15
         283   Linde AG.........................................       198
       8,700   Lufthansa AG.....................................       219
         350   MAN AG...........................................       136
       9,170   Mannesmann AG....................................       931
       4,290   Merck KGAA.......................................       192
       5,557   Metro AG.........................................       337
       1,947   Muenchener Rueckversicherungs-Gesellschaft AG
                 (Registered)...................................       966
         450   Preussag AG......................................       161
      12,204   RWE AG...........................................       724
       1,477   SAP AG...........................................       897
       1,900   Schering AG......................................       224
      13,233   Siemens AG.......................................       806
         100   STRABAG AG.......................................         9
         867   Thyssen AG.......................................       220
      12,283   VEBA AG..........................................       838
         695   Viag AG..........................................       470
         748   Volkswagen AG....................................       719
                                                                  --------
                                                                    19,694
                                                                  --------
  HONG KONG (0.0%)
         139   Bank of East Asia................................        --
         700   Cathay Pacific Airways Ltd.......................        --
       1,600   Hong Kong & China Gas Co., Ltd...................         2
      12,643   Hong Kong Land Holdings Ltd......................        16
         500   Hong Kong Shanghai Hotels........................        --
         200   Hopewell Holdings Ltd............................        --
       1,400   Hutchison Whampoa Ltd............................         7
         400   Johnson Electric Holdings Ltd....................         1
       1,300   New World Development Co., Ltd...................         3
       1,000   Regal Hotel International........................        --
       7,593   Sino Land Co.....................................         3
       2,400   South China Morning Post.........................         1
       1,340   Sun Hung Kai Properties Ltd......................         6
         200   Swire Pacific Ltd. 'A'...........................         1
         500   Television Broadcasting Ltd......................         1
         800   Varitronix International Ltd.....................         2
                                                                  --------
                                                                        43
                                                                  --------
  IRELAND (0.1%)
      46,700   Allied Irish Banks plc...........................       676
                                                                  --------
  ITALY (4.0%)
      76,176   Assicurazioni Generali S.p.A.....................     2,478
     128,300   Banca Commerciale Italiana.......................       768
      20,000   Banca Fideuram...................................       114
      10,000   Banca Intesa S.p.A...............................        29
       1,000   Banca Popolare di Bergamo Credito Varesino
                 S.p.A..........................................        21
      75,000   Banca di Roma....................................       156
      60,900   Banco Ambrosiano Veneto..........................       341

--------------
          38
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  ITALY (CONT.)

       4,000   Banco Popolare Milano............................  $     32
      40,000   Banco di Napoli..................................        51
     133,800   Benetton Group S.p.A.............................       278
      11,700   Burgo Cartiere S.p.A.............................        94
  (a)418,700   Ciga Spa.........................................       487
     218,500   Credito Italiano S.p.A...........................     1,144
      48,000   Edison S.p.A.....................................       385
     568,000   Ente Nazionale Idrocarburi S.p.A.................     3,724
       9,500   Falck Acciaierie & Ferriere Lombarde.............        61
     239,630   Fiat S.p.A.......................................     1,049
      52,970   Fiat S.p.A. Di Risp NCS..........................       131
      85,200   Immobiliare Metanopoli S.p.A.....................        94
   (a)26,000   Impreglio S.p.A..................................        23
      74,600   Istituto Bancario San Paolo di Torina S.p.A......     1,077
      53,950   Istituto Mobiliare Italiano S.p.A................       850
     500,720   Istituto Nazionale delle Assicurazioni (INA).....     1,423
      11,650   Italcementi S.p.A. RNC...........................        51
      17,300   Italcementi S.p.A................................       156
      49,400   Italgas..........................................       201
      16,878   La Rinascente S.p.A..............................       168
      36,500   Magneti Marelli S.p.A............................        80
      86,000   Mediaset S.p.A...................................       549
      51,260   Mediobanca S.p.A.................................       651
     208,108   Montedison S.p.A.................................       258
      68,900   Montedison S.p.A. Di Risp NCS....................        53
  (a)252,880   Olivetti Group...................................       376
     114,640   Parmalat Finanziaria S.p.A.......................       234
     115,000   Pirelli S.p.A....................................       359
      22,269   R.A.S............................................       290
         462   R.A.S. di Risp...................................         4
         250   S.A.I............................................         2
      10,100   S.A.I............................................       129
   (a)12,000   Sasib S.p.A......................................        54
      22,000   Sirti S.p.A......................................       120
      51,000   Snia BPD S.p.A...................................        63
     470,300   Telecom Italia Mobile S.p.A......................     2,877
     110,000   Telecom Italia Mobile S.p.A. RNC.................       371
      68,663   Telecom Italia S.p.A. RNC........................       333
     255,388   Telecom Italia S.p.A.............................     1,881
                                                                  --------
                                                                    24,070
                                                                  --------
  JAPAN (4.8%)
      28,800   Ajinomoto Co., Inc...............................       252
   (a)30,800   Aoki Corp........................................        15
         500   Asahi Bank Ltd...................................         2
      19,000   Asahi Breweries Ltd..............................       240
      59,400   Asahi Chemical Industry Co., Ltd.................       214
      53,600   Asahi Glass Co...................................       290
      91,600   Bank of Tokyo-Mitsubishi Ltd.....................       971
         500   Bank of Yokohama.................................         1
      19,000   Bridgestone Corp.................................       450
      23,800   Canon, Inc.......................................       541
      11,000   Casio Computer Co., Ltd..........................       102
         800   Chiba Bank Ltd...................................         3
      18,800   Chugai Pharmaceutical Ltd........................       123
      23,800   Dai Nippon Printing Co., Ltd.....................       380
      18,800   Daiei, Inc.......................................        44
      18,800   Daikin Industries Ltd............................       121
      18,800   Daiwa House Industry.............................       166
      20,600   Denso Corp.......................................       342
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
         114   East Japan Railway Co............................  $    536
      13,800   Ebara Corp.......................................       123
       8,300   Fanuc Co.........................................       287
      11,000   Fuji Photo Film Co...............................       383
      45,600   Fujitsu Ltd......................................       480
      13,800   Furukawa Electric................................        46
      23,000   Hankyu Corp......................................        94
   (a)18,000   Hazama-Gumi......................................        10
      98,000   Hitachi Ltd......................................       640
      23,000   Honda Motor Co...................................       820
      12,000   Ito-Yokado Co., Ltd..............................       565
   (a)61,000   Japan Airlines Co., Ltd..........................       170
      43,600   Japan Energy Corp................................        46
         800   Joyo Bank........................................         3
       8,800   Jusco Co.........................................       162
      23,800   KAO Corp.........................................       367
      35,600   Kajima Corp......................................        98
      25,900   Kansai Electric Power Co.........................       450
      28,600   Kawasaki Steel Corp..............................        52
      41,600   Kinki Nippon Railway.............................       195
      38,600   Kirin Brewery Co., Ltd...........................       365
      34,600   Komatsu Ltd......................................       168
      51,400   Kubota Corp......................................       119
   (a)60,600   Kumagai Gumi Co., Ltd............................        44
       5,500   Kyocera Corp.....................................       269
      16,800   Kyowa Hakko Kogyo................................        67
      46,000   Long-Term Credit Bank of Japan Ltd...............        27
      50,200   Marubeni Corp....................................       100
       4,800   Marui Co., Ltd...................................        72
      51,400   Matsushita Electric Industrial Co., Ltd..........       827
      59,000   Mitsubishi Chemical Corp.........................       107
      51,000   Mitsubishi Corp..................................       316
      67,400   Mitsubishi Electric Corp.........................       155
     106,000   Mitsubishi Heavy Industries Ltd..................       401
      34,600   Mitsubishi Materials Corp........................        71
      26,000   Mitsubishi Trust and Banking Corp................       221
      51,200   Mitsui & Co......................................       277
   (a)37,600   Mitsui Engineering & Shipbuilding Co., Ltd.......        29
         400   Mitsui Trust & Banking Co., Ltd..................         1
      17,800   Mitsukoshi.......................................        51
      12,800   Mycal Corp.......................................        81
      32,600   NEC Corp.........................................       304
      38,600   New OJI Paper Co., Ltd...........................       168
      18,800   NGK Insulators Ltd...............................       163
      15,000   Nippon Express Co., Ltd..........................        81
      16,800   Nippon Fire & Marine Insurance Co................        69
      16,800   Nippon Light Metal Co............................        19
      16,800   Nippon Meat Packers, Inc.........................       206
      54,600   Nippon Oil Co....................................       177
     216,000   Nippon Steel Corp................................       380
         292   Nippon Telegraph & Telephone Corp. ADR...........     2,423
      51,400   Nippon Yusen Kabushiki Kaisha....................       174
         350   Nissan Fire & Marine Insurance Co., Ltd..........         1
      65,400   Nissan Motor Co., Ltd............................       206
     114,000   NKK Corp.........................................       109
      20,800   Odakyu Electric Railway Co.......................        64
      82,200   Osaka Gas Co.....................................       211
      16,800   Penta-Ocean Construction.........................        39
       5,000   Pioneer Electronic Corp..........................        96
       2,000   Rohm Co..........................................       206

                                                         -----------------------
                                                                    39
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  JAPAN (CONT.)

      66,200   Sakura Bank Ltd..................................  $    172
      14,800   Sankyo Co., Ltd..................................       337
      61,000   Sanwa Bank Ltd...................................       546
      51,400   Sanyo Electric Co., Ltd..........................       156
       4,800   Secom Co.........................................       277
       3,900   Sega Enterprises Ltd.............................        67
      18,800   Sekisui House Ltd................................       146
      34,600   Sharp Corp.......................................       281
       5,000   Shimano, Inc.....................................       127
      27,800   Shimizu Corp.....................................        80
       7,000   Shin-Etsu Chemical Co............................       121
       7,000   Shiseido Co., Ltd................................        80
         800   Shizuoka Bank....................................         9
      34,600   Showa Denko K.K..................................        35
         700   Softbank Corp....................................        27
       8,900   Sony Corp........................................       767
      69,200   Sumitomo Chemical Co.............................       214
      36,400   Sumitomo Corp....................................       175
      25,800   Sumitomo Electric Industries.....................       261
      70,400   Sumitomo Metal Industries........................       113
      18,000   Sumitomo Metal Mining Co.........................        73
      17,800   Sumitomo Osaka Cement Co., Ltd...................        23
      38,600   Taisei Corp., Ltd................................        84
      11,000   Taisho Pharmaceutical Co.........................       206
      21,000   Taiyo Yuden Co., Ltd.............................       224
      23,800   Takeda Chemical Industries.......................       634
      38,600   Teijin Ltd.......................................       117
      23,800   Tobu Railway Co..................................        63
      13,500   Tohoku Electric Power............................       199
         600   Tokai Bank.......................................         3
      59,400   Tokio Marine & Fire Insurance Co.................       611
      32,500   Tokyo Electric Power Co..........................       638
       2,000   Tokyo Electron Ltd...............................        61
      77,200   Tokyo Gas Co.....................................       172
      28,800   Tokyu Corp.......................................        87
      23,800   Toppan Printing Co., Ltd.........................       255
      58,500   Toray Industries, Inc............................       304
      17,800   Toto Ltd.........................................       108
      38,600   Toyobo Ltd.......................................        51
      77,000   Toyota Motor Corp................................     1,994
      34,600   Ube Industries Ltd...............................        45
         300   Yamaichi Securities..............................        --
      19,000   Yokogawa Electric Corp...........................       101
                                                                  --------
                                                                    28,692
                                                                  --------
  NETHERLANDS (4.1%)
      83,307   ABN Amro Holding N.V.............................     1,950
       4,200   Akzo Nobel N.V...................................       934
      29,800   Elsevier N.V.....................................       450
       4,106   Getronics........................................       213
      15,313   Heineken N.V.....................................       602
      57,176   ING Groep N.V....................................     3,746
       4,039   KLM Royal Dutch Airlines N.V.....................       164
      25,874   Koninklijke Ahold N.V............................       831
         287   Koninklijke Hoogovens............................        12
       5,300   Koninklijke KNP BT N.V...........................       137
      27,847   Koninklijke PTT Nederland N.V....................     1,072
       1,200   Nedlloyd Groep N.V...............................        24
       1,656   Oce N.V..........................................        71
    (a)1,100   Oce N.V..........................................        47
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      17,600   Phillips Electronics N.V.........................  $  1,480
   (a)22,700   Rodamco N.V......................................       623
     107,400   Royal Dutch Petroleum............................     5,958
      33,600   Royal Dutch Petroleum Co., New York Shares.......     1,842
       2,318   Stork N.V........................................        74
   (a)27,847   TNT Post Group N.V...............................       712
      32,900   Uni-Invest N.V...................................       477
      32,100   Unilever N.V.....................................     2,548
       3,664   Wolters Kluwer N.V...............................       503
                                                                  --------
                                                                    24,470
                                                                  --------
  NORWAY (0.3%)
  (a)121,900   Choice Hotels Scandinavia S.A....................       366
      64,000   Christiania Bank OG Kreditkasse..................       268
      74,100   Den Norske Bank ASA..............................       389
         100   Hafslund ASA 'A'.................................        --
   (a)68,540   Linstow ASA......................................       492
       (a)33   NCL Holdings ASA.................................        --
         100   Norsk Hydro ASA..................................         4
      (a)200   Storebrand ASA...................................         2
                                                                  --------
                                                                     1,521
                                                                  --------
  PORTUGAL (1.3%)
      38,742   Banco Comercial (Registered).....................     1,101
      18,620   Banco Espirito Santo.............................       559
      12,300   Banco Totta & Acores 'B' (Registered)............       373
      16,300   BPI-SGPS S.A. (Registered).......................       526
       1,300   Cia de Seguros Tranquilidade (Registered)........        35
      13,500   Cimpor-Cimentos de Portugal S.A..................       474
         700   CIN S.A..........................................        52
       3,100   Corticeira Amorim, S.A...........................        60
      59,500   EDP-Electricidade de Portugal, S.A...............     1,384
       1,000   Engil-SGPS.......................................        11
       2,600   INAPA, S.A.......................................        34
   (a)18,450   Jeronimo Martins, SGPS, S.A......................       887
      14,600   Portucel Industrial-Empresa Produtora de Celulose
                 S.A............................................       116
      30,500   Portugal Telecom S.A.............................     1,617
    (a)2,000   Sociedade de Construcoes Soares da Costa S.A.....        17
       6,700   Sonae Investimentos S.A..........................       366
       1,900   UNICER-Uniao Cervejeira S.A......................        42
                                                                  --------
                                                                     7,654
                                                                  --------
  SPAIN (3.2%)
         840   Acerinox S.A.....................................       112
      (a)297   ACS S.A..........................................         9
       (a)41   Aguas de Barcelona...............................         2
      45,280   Argentaria S.A...................................     1,016
      16,742   Autopistas Concesionaria Espanola S.A............       259
       3,300   Azucarere Ebro Agricolas S.A.....................        98
      59,200   Banco Bilbao Vizcaya, S.A. (Registered)..........     3,038
    (a)7,200   Banco Espanol de Credito S.A.....................        86
       1,400   Banco Popolar Espanol S.A........................       120
      94,000   Banco Santander S.A..............................     2,406
         400   Bankinter S.A....................................        26
      29,800   BCH S.A..........................................       937
       1,000   Corporacion Financiera Alba S.A..................       110
       3,898   Corporacion Mapfre...............................       137
       3,850   Dragados y Construcciones S.A....................       123

--------------
          40
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  SPAIN (CONT.)

       1,450   Empresa Nacional de Cellulosas S.A...............  $     26
      81,600   Endesa S.A.......................................     1,785
         317   Energia y Industrias Aragonesas..................         3
   (a)11,600   Ercros S.A.......................................        15
       4,000   Fomento de Construcciones y Contratas S.A........       206
      11,200   Gas Natural SDG S.A. 'E'.........................       809
       3,335   General de Aguas De Barcelona S.A................       186
      73,000   Iberdrola S.A....................................     1,185
       3,202   Immobiliaria Metropolitana Vasco Central S.A.....        94
         500   Portland Valderrivas S.A.........................        61
      23,800   Repsol S.A.......................................     1,312
   (a)12,500   Tabacalera S.A. 'A'..............................       256
      76,054   Telefonica de Espana.............................     3,516
    (a)3,145   Telefonica de Espana.............................       146
      19,900   Union Electrica Fenosa S.A.......................       256
       4,500   Uralita S.A......................................        64
      15,396   Vallehermoso S.A.................................       566
       1,550   Viscofan Industria Navarra de Envolturas
                 Celulosicas S.A................................        72
       4,363   Zardoya-Otis S.A.................................       130
                                                                  --------
                                                                    19,167
                                                                  --------
  SWEDEN (1.6%)
      21,300   ABB AB 'A'.......................................       302
       8,900   ABB AB 'B'.......................................       124
       5,100   AGA AB 'A'.......................................        80
   (a)45,600   Asticus AB.......................................       503
      42,366   Astra AB 'A'.....................................       866
      10,300   Astra AB 'B'.....................................       205
       4,250   Atlas Copco AB 'A'...............................       116
       2,100   Atlas Copco AB 'B'...............................        57
      14,000   Castellum AB.....................................       165
      55,400   Diligentia AB....................................       479
      12,500   Electrolux AB 'B'................................       215
         600   Esselte AB 'B'...................................        14
      10,900   Fastighets AB Tornet.............................       175
         100   Granges AB.......................................         2
       6,700   Hennes & Mauritz AB 'B'..........................       427
    (a)3,500   NetCom Systems AB 'B'............................       134
      37,100   Nordbanken Holding AB............................       272
      14,800   Piren AB.........................................       117
       6,000   Sandvik AB 'A'...................................       166
       2,500   Sandvik AB 'B'...................................        69
       8,100   SCA AB 'B'.......................................       210
       2,900   Securitas AB 'B'.................................       142
   (a)17,000   Skandia Forsakrings AB...........................       243
      36,200   Skandinaviska Enskilda Banken 'A'................       619
       4,000   Skanska AB 'B'...................................       179
       3,000   SKF AB 'B'.......................................        55
      20,700   Sparbanken Sverige AB 'A'........................       623
      10,450   Stora Kopparbergs Bergslags Aktiebolag...........       164
      13,400   Svenska Handelsbanken 'A'........................       622
         600   Svenska Handelsbanken 'B'........................        26
       3,400   Svenskt Stal AB 'A'..............................        52
      60,400   Telefonaktiebolaget LM Ericsson..................     1,764
       4,500   Trelleborg AB 'B'................................        59
         500   Volvo AB 'A'.....................................        15
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      14,000   Volvo AB 'B'.....................................  $    417
       2,400   Wm-Data Ab 'B'...................................        83
                                                                  --------
                                                                     9,761
                                                                  --------
  SWITZERLAND (3.9%)
         415   ABB AG (Bearer)..................................       613
         770   Adecco S.A. (Bearer).............................       348
         240   Alusuisse-Lonza Holding AG (Registered)..........       305
          80   Banca del Gottardo 'B'...........................        58
          40   Banque Cantonale Vaudoise........................        16
      10,450   CS Holding AG (Registered).......................     2,327
         225   Georg Fischer AG (Registered)....................        88
         285   Holderbank Financiere Glarus AG (Bearer).........       363
       1,655   Nestle S.A. (Registered).........................     3,544
       2,696   Novartis AG (Registered).........................     4,489
          69   Roche Holding AG (Bearer)........................     1,023
         293   Roche Holding AG-Genusshein......................     2,879
         325   Sairgroup (Registered)...........................       107
         610   Schweizerische Rueckver (Registered).............     1,544
          80   SGS Societe Generale de Surveillance Holding S.A.
                 (Bearer).......................................       136
         215   SMH AG (Bearer)..................................       166
         170   Sulzer AG (Registered)...........................       134
         450   SwissAir AG (Registered).........................       148
    (a)8,594   UBS AG (Registered)..............................     3,198
       1,070   Union Bank of Switzerland (Registered)...........       386
         275   Valora Holding AG (Registered)...................        73
          60   Vontobel Holding AG 'B'..........................        87
       2,005   Zuerich Versicherungs-Gesellschaft
                 (Registered)...................................     1,280
                                                                  --------
                                                                    23,312
                                                                  --------
  UNITED KINGDOM (9.1%)
      52,400   Abbey National plc...............................       932
      26,150   Arjo Wiggins Appleton plc........................        88
      18,725   Associated British Foods plc.....................       177
      70,289   Barclays plc.....................................     2,028
      36,717   Bass plc.........................................       689
     115,891   B.A.T Industries plc.............................     1,161
     145,190   BG plc...........................................       840
      26,177   BICC plc.........................................        56
      49,451   Blue Circle Industries plc.......................       280
      26,105   BOC Group plc....................................       356
      41,125   Boots Co. plc....................................       682
      26,150   BPB Industries plc...............................       159
      74,772   British Aerospace plc............................       573
      44,903   British Airways plc..............................       486
      59,930   British Land Co. plc.............................       616
     218,658   British Petroleum Co. plc........................     3,192
      59,825   British Sky Broadcasting Group plc...............       430
      74,800   British Steel plc................................       165
     216,950   British Telecommunications plc...................     2,681
     127,648   BTR plc, 'B'.....................................       362
      11,156   Burmah Castrol plc...............................       199
      93,487   Cable & Wireless plc.............................     1,137
      41,160   Cadbury Schweppes plc............................       638
      72,300   Capital Shopping Centers plc.....................       487
      28,530   Caradon plc......................................        88
  (a)164,550   Centrica plc.....................................       278
      33,646   Coats Viyella plc................................        41
      26,106   Commercial Union plc.............................       487

                                                         -----------------------
                                                                    41
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

      18,725   Courtaulds plc...................................  $    139
       3,722   De La Rue plc....................................        18
     126,724   Diageo plc.......................................     1,503
      19,947   Diageo plc, 'B'..................................       167
   (a)29,175   Elementis plc....................................        74
      24,590   EMI Group plc....................................       215
           1   Energy Group plc.................................        --
     108,475   General Electric plc.............................       936
   (a)44,734   GKN plc..........................................       570
     119,675   Glaxo Wellcome plc...............................     3,595
      26,140   Granada Group plc................................       481
     158,400   Grantchester Holdings plc........................       452
      44,875   Great Universal Stores plc.......................       592
   (a)28,470   Guardian Royal Exchange plc......................       167
      22,443   Hanson plc.......................................       137
      89,470   HSBC Holdings plc................................     2,170
       3,400   HSBC Holdings plc................................        86
      33,675   Imperial Chemical Industries plc.................       541
      44,888   Ladbroke Group plc...............................       247
      70,325   Land Securities plc..............................     1,088
      29,925   Lasmo plc........................................       120
      44,875   Legal & General Group plc........................       479
     227,075   Lloyds TSB Group plc.............................     3,180
    (a)7,485   Lonrho Africa plc................................         9
    (a)7,485   Lonrho Africa plc................................        35
     130,875   Marks & Spencer plc..............................     1,192
      22,475   MEPC plc.........................................       198
      52,400   National Power plc...............................       494
       6,800   National Westminster Bank plc....................       122
      30,693   Peninsular & Oriental Steam Navigation Co........       442
      56,053   Pilkington plc...................................       103
      74,809   Prudential Corp. plc.............................       986
      34,463   Rank Group plc...................................       189
      51,925   Reed International plc...........................       470
      55,120   Reuters Holdings plc.............................       631
      22,475   Rexam plc........................................        98
      45,035   Rio Tinto Corp. plc (Registered).................       508
      11,200   RMC Group plc....................................       194
      52,412   Royal & Sun Alliance Insurance Group plc.........       542
       4,800   Royal Bank of Scotland Group plc.................        54
      22,079   Royal Bank of Scotland plc.......................       383
      33,640   Safeway plc......................................       220
      59,797   Sainsbury (J) plc................................       533
      11,175   Schroders plc....................................       289
      37,418   Scottish Power plc...............................       328
      74,800   Sears plc........................................        66
      22,726   Sedgwick Group plc...............................        49
      18,725   Slough Estates plc...............................       107
     192,871   SmithKline Beecham plc...........................     2,356
      18,701   Southern Electric plc............................       169
       3,900   Standard Chartered plc...........................        44
      52,385   Tarmac plc.......................................        94
      29,879   Taylor Woodrow plc...............................       100
      71,067   Tesco plc........................................       694
      26,194   Thames Water plc.................................       477
      17,463   Thorn plc........................................        71
      18,691   TI Group plc.....................................       142
       2,000   Unilever N.V. - New York Shares..................       158
     107,150   Unilever plc.....................................     1,142
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      26,148   United Utilities plc.............................  $    381
     123,417   Vodafone Group plc...............................     1,567
     382,300   Wates City of London Properties plc..............       626
      33,675   Zeneca Group plc.................................     1,446
                                                                  --------
                                                                    53,974
                                                                  --------
  UNITED STATES (37.5%)
         100   AAR Corp.........................................         3
      12,600   Abbott Laboratories..............................       515
    (a)1,000   Access Health, Inc...............................        25
    (a)1,900   AccuStaff, Inc...................................        59
      (a)900   Action Performance Cos., Inc.....................        29
    (a)1,300   ACX Technologies, Inc............................        28
       4,300   Adobe Systems, Inc...............................       182
    (a)1,700   Advanced Fibre Communications, Inc...............        68
    (a)2,400   Advanced Lighting Technologies, Inc..............        56
       6,500   Aeroquip-Vickers, Inc............................       379
    (a)1,500   Affiliated Computer Services, Inc., 'A'..........        58
       1,700   A.H. Ahmanson & Co...............................       121
       3,500   A.H. Belo Corp., 'A'.............................        85
         100   Air Express International Corp...................         3
       3,200   Air Products & Chemicals, Inc....................       128
       3,000   Airborne Freight Corp............................       105
    (a)7,300   Airtouch Communications, Inc.....................       427
       2,200   Albany International Corp,. 'A'..................        53
       1,300   Albertson's, Inc.................................        67
         500   Alcan Aluminum Ltd...............................        14
      12,700   Allegheny Teledyne, Inc..........................       291
      12,000   Allied Signal, Inc...............................       532
    (a)1,700   Allied Waste Industries, Inc.....................        41
       2,000   Allmerica Financial Corp.........................       130
      15,800   Allstate Corp....................................     1,447
      15,900   Alltel Corp......................................       739
       1,400   Alumax, Inc......................................        65
       8,500   Aluminum Co. of America..........................       560
    (a)2,300   Alza Corp., 'A'..................................        99
       3,300   AMBAC Financial Group, Inc.......................       193
         800   AmerUs Life Holdings, Inc. 'A'...................        26
    (a)3,200   AmeriCredit Corp.................................       114
    (a)2,300   America West Holdings Corp., 'B'.................        66
      15,500   American Express Co..............................     1,767
         500   American General Corp............................        36
       6,600   American Greeting Corp., 'A'.....................       336
      37,300   American Home Products Corp......................     1,930
      13,000   American International Group, Inc................     1,898
    (a)1,700   American Power Conversion Corp...................        51
      47,700   American Telephone & Telegraph Co................     2,725
       4,800   American Water Works, Inc........................       149
      (a)400   Amerisource Health Corp., 'A'....................        26
      21,400   Ameritech Corp...................................       960
    (a)2,200   Amgen, Inc.......................................       144
      22,500   Amoco Corp.......................................       937
       8,000   AMP, Inc.........................................       275
      (a)400   Amphenol Corp, 'A'...............................        16
    (a)6,000   AMR Corp.........................................       499
       2,400   Anadarko Petroleum Corp..........................       161
    (a)6,200   Andrew Corp......................................       112
       2,700   Anheuser-Busch Cos., Inc., 'A'...................       127
    (a)4,800   Anixter International, Inc.......................        91
       1,200   Apache Corp......................................        38
      (a)500   Apollo Group, Inc., 'A'..........................        17

--------------
          42
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

    (a)5,300   Apple Computer, Inc..............................  $    152
    (a)1,000   Applied Graphics Technologies, Inc...............        46
   (a)11,400   Applied Material, Inc............................       336
       1,900   Applied Power, Inc., 'A'.........................        65
   (a)59,800   Armco, Inc.......................................       381
       5,300   Armstrong World Industries, Inc., 'B'............       357
       1,900   Arrow International, Inc.........................        52
    (a)1,400   ATMI, Inc........................................        21
    (a)1,200   Arterial Vascular Engineering, Inc...............        43
       1,600   Arvin Industries, Inc............................        58
      (a)700   Aspect Development, Inc..........................        53
    (a)1,100   Aspen Technologies, Inc..........................        56
       7,296   Associates First Capital Corp., 'A'..............       561
       6,900   Autodesk, Inc....................................       267
       1,500   Automatic Data Processing, Inc...................       109
      (a)200   Autozone, Inc....................................         6
       4,800   Avon Products, Inc...............................       372
       9,700   Baker Hughes, Inc................................       335
      22,700   Banc One Corp....................................     1,267
         400   Bandag, Inc......................................        16
       5,800   Bank of New York Co., Inc........................       352
      24,200   BankAmerica Corp.................................     2,092
      12,600   BankBoston Corp..................................       701
         200   Bankers Trust New York Corp......................        23
       2,000   Banta Corp.......................................        62
       2,900   Bausch & Lomb, Inc...............................       145
      12,500   Baxter International, Inc........................       673
    (a)2,600   BEC Energy.......................................       108
      15,600   Becton & Dickinson & Co..........................     1,211
       9,400   Bell Atlantic Corp...............................       429
      24,000   BellSouth Corp...................................     1,611
       6,800   Bemis Co., Inc...................................       278
    (a)2,500   Berg Electronics Corp............................        49
       1,100   Bergen Brunswig Corp., 'A'.......................        51
    (a)2,300   Best Buy Co., Inc................................        83
       8,400   Bestfoods........................................       488
   (a)35,200   Bethlehem Steel Corp.............................       438
    (a)4,600   Beverly Enterprises, Inc.........................        64
    (a)1,800   Billing Concepts Corp............................        28
       2,400   Bindley Western Industries, Inc..................        79
    (a)1,100   Biogen, Inc......................................        54
       1,800   Biomet, Inc......................................        60
    (a)1,300   BISYS Group, Inc.................................        53
    (a)3,400   BJ Services Co...................................        99
       1,100   Black & Decker Corp..............................        67
    (a)1,100   Blyth Industries, Inc............................        37
      21,900   Boeing Co........................................       976
    (a)2,000   Borders Group, Inc...............................        74
       2,000   Borg-Warner Automotive, Inc......................        96
       1,800   Boston Edison Co.................................        75
    (a)1,600   Boston Scientific Corp...........................       115
       1,900   Briggs & Stratton Corp...........................        71
    (a)3,000   Brightpoint, Inc.................................        43
    (a)5,700   Brinker International, Inc.......................       110
      31,200   Bristol-Myers Squibb Co..........................     3,586
    (a)2,700   Broderbund Software, Inc.........................        62
       3,400   Brown-Forman Corp., 'B'..........................       218
       2,700   Brunswick Corp...................................        67
    (a)1,200   Budget Group, Inc., 'A'..........................        38
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
    (a)6,000   Buffets, Inc.....................................  $     94
    (a)7,000   Burlington Industries, Inc.......................        98
       8,600   Burlington Northern Railroad Co..................       844
       2,200   Burlington Resources, Inc........................        95
       1,100   C&D Technology, Inc..............................        64
    (a)1,400   CACI International, Inc., 'A'....................        29
    (a)5,400   California Energy Company, Inc...................       162
    (a)1,700   California Microwave, Inc........................        30
      (a)900   Cambridge Tech Partner, Inc......................        49
       6,600   Campbell Soup Co.................................       351
      (a)900   Canandaigua Brands, Inc., 'A'....................        44
       2,700   Capital One Financial Corp.......................       335
       1,700   Cardinal Health, Inc.............................       159
       4,200   Carlisle Cos., Inc...............................       181
       3,700   Case Corp........................................       179
      17,200   Caterpillar, Inc.................................       909
       3,600   CBS, Inc.........................................       114
      (a)600   CDW Computer Centers, Inc........................        30
    (a)1,800   Cendant Corp.....................................        38
       1,100   Centex Construction Products, Inc................        42
       3,000   Centex Corp......................................       113
      (a)300   Centocor, Inc....................................        11
         700   Central & South West Corp........................        19
       1,700   Central Parking Corp.............................        79
       2,400   Centura Banks, Inc...............................       150
    (a)1,600   Chancellor Media Corp., 'A'......................        79
      35,000   Chase Manhattan Corp.............................     2,642
      22,000   Chevron Corp.....................................     1,827
      37,000   Chrysler Corp....................................     2,086
    (a)2,700   CHS Electronics, Inc.............................        48
       6,700   Chubb Corp.......................................       539
    (a)1,400   CIBER, Inc.......................................        53
      10,200   CIGNA Corp.......................................       704
       9,800   Cincinnati Milacron, Inc.........................       238
         300   Cincinnati Financial Corp........................        12
      10,700   Cinergy Corp.....................................       374
       3,200   Cintas Corp......................................       163
       1,000   Circuit City Stores-Circuit City Group...........        47
   (a)13,300   Cisco Systems, Inc...............................     1,224
    (a)2,100   Citation Corp....................................        42
      13,200   Citicorp.........................................     1,970
    (a)1,000   Citrix Systems, Inc..............................        68
         700   CKE Restaurants, Inc.............................        29
      (a)500   Clear Channel Communications, Inc................        55
       2,000   Clorox Co........................................       191
         700   CMAC Investment Corp.............................        43
       5,000   Coastal Corp.....................................       349
      59,600   Coca-Cola Co.....................................     5,096
       2,600   Colgate Palmolive Co.............................       229
    (a)4,600   Coltec Industries, Inc...........................        91
       5,550   Columbia Energy Group............................       309
       7,000   Columbia HCA/Healthcare Corp.....................       204
       1,100   Comair Holdings, Inc.............................        34
      10,800   Comdisco, Inc....................................       205
       3,000   Comerica, Inc....................................       199
       2,100   Commercial Federal Corp..........................        66
       1,000   Commercial Metals Co.............................        31
    (a)1,700   CompUSA, Inc.....................................        31
      42,417   Compaq Computer Corp.............................     1,204
      17,300   Computer Associates International, Inc...........       961

                                                         -----------------------
                                                                    43
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       2,300   Computer Sciences Corp...........................  $    147
    (a)2,700   Comverse Technology, Inc.........................       140
    (a)1,900   Concord EFS, Inc.................................        50
       1,500   Conseco, Inc.....................................        70
       4,700   Consolidated, Inc................................       128
    (a)1,100   Consolidated Graphics, Inc.......................        65
      (a)300   Consolidated Stores Corp.........................        11
       5,100   Cooper Industries, Inc...........................       280
       1,400   Cordant Technologies, Inc........................        65
       1,300   Corning, Inc.....................................        45
    (a)1,400   Cort Business Services Corp......................        44
    (a)2,800   Costco Cos., Inc.................................       177
       3,800   Countrywide Credit Industries, Inc...............       193
       1,300   C.R. Bard, Inc...................................        50
       1,700   Crompton & Knowles Corp..........................        43
       2,000   Crown Cork & Seal, Inc...........................        95
       3,100   CSX Corp.........................................       141
       1,100   Cullen/Frost Bankers, Inc........................        60
         300   Cummins Engine...................................        15
       1,600   CVS Corp.........................................        62
    (a)2,000   Cytec Industries, Inc............................        88
       1,100   Dallas Semiconductor Corp........................        34
       4,900   Dana Corp........................................       262
         800   Danaher Corp.....................................        29
      12,000   Darden Restaurants, Inc..........................       190
      12,000   Dayton Hudson Corp...............................       582
       1,600   Dean Foods Co....................................        88
      20,400   Deere & Co.......................................     1,079
       3,400   Del Webb Corp....................................        88
   (a)10,900   Dell Computer Corp...............................     1,012
    (a)1,326   Delphi Financial Group, Inc., 'A'................        75
       4,000   Delta Airlines, Inc..............................       517
      15,400   Deluxe Corp......................................       552
         400   Diebold, Inc.....................................        12
       1,600   Digital Microwave Corp...........................        12
       1,300   Dillards, Inc. 'A'...............................        54
      12,800   Dime Bancorp, Inc................................       383
    (a)1,650   Dollar Tree Stores, Inc..........................        67
       7,000   Dominion Resources, Inc..........................       285
       4,800   Dow Jones & Co., Inc.............................       268
      18,200   DPL, Inc.........................................       330
       3,800   D.R. Horton, Inc.................................        79
    (a)2,500   Dress Barn, Inc..................................        62
      12,700   Dresser Industries, Inc..........................       560
    (a)1,700   DST Systems, Inc.................................        95
      25,500   Du Pont (EI) de Nemours Co.......................     1,903
    (a)1,100   DuPont Photomasks, Inc...........................        38
       5,200   Duke Power Co....................................       308
      11,600   Dun & Bradstreet Corp............................       419
    (a)1,000   Dura Pharmaceuticals, Inc........................        22
       4,900   Eastern Enterprises..............................       210
         800   Eastman Chemical Co..............................        50
       2,600   Eastman Kodak Co.................................       190
         200   Eaton Corp.......................................        16
       3,300   Ecolab, Inc......................................       102
       9,900   Edison International.............................       293
       2,400   Electronics for Imaging, Inc.....................       130
      19,800   Eli Lilly & Co...................................     1,308
   (a)18,100   EMC Corp.........................................       811
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       8,400   Emerson Electric Co..............................  $    507
       1,700   Energen Corp.....................................        34
       2,500   Energy East Corp.................................       104
       8,600   Engelhard Corp...................................       174
       6,000   Enron Corp.......................................       324
       8,800   Entergy Corp.....................................       253
      (a)900   Etec Systems, Inc................................        32
       2,700   Ethan Allen Interiors, Inc.......................       135
      (a)900   Extended Stay America, Inc.......................        10
      15,600   Exxon Corp.......................................     1,112
    (a)1,255   EVI Weatherford, Inc.............................        47
       1,500   E.W. Blanch Holdings, Inc........................        55
    (a)2,500   Fairfield Communities, Inc.......................        48
       9,800   Family Dollar Stores, Inc........................       181
      20,900   Fannie Mae.......................................     1,270
    (a)1,500   FDX Corp.........................................        94
      (a)900   Federated Department Stores......................        48
       3,200   Fingerhut Cos., Inc..............................       106
       3,100   FINOVA Group, Inc................................       176
       1,100   First Chicago NBD Corp...........................        97
       1,800   First Colorado Bancorp, Inc......................        50
         300   First Commercial Corp............................        21
       1,900   First Security Corp..............................        41
      32,900   First Union Corp. (N.C.).........................     1,916
    (a)1,400   FirstFed Financial Corp..........................        73
       3,900   FirstEnergy Corp.................................       120
      10,700   Fleet Financial Group, Inc.......................       893
       1,400   Fleetwood Enterprises, Inc.......................        56
       6,400   Florida Progress Corp............................       263
       4,500   Flowers Industries, Inc..........................        92
       1,400   Flowserve Corp...................................        34
       6,600   Fluor Corp.......................................       337
    (a)3,100   Foodmaker, Inc...................................        52
    (a)3,500   FORE Systems, Inc................................        93
      27,500   Ford Motor Co....................................     1,623
    (a)1,200   Forest Laboratories, Inc. 'A'....................        43
       5,800   Fort James Corp..................................       258
      12,800   Fortune Brands, Inc..............................       492
      11,200   Foster Wheeler Corp..............................       240
      10,400   FPL Group, Inc...................................       655
         300   Franklin Resources, Inc..........................        16
      (a)900   Fred Meyer, Inc..................................        38
      11,100   Freddie Mac......................................       522
       8,500   Freeport McMoran Copper Corp., 'B'...............       129
         800   Fremont General Corp.............................        43
    (a)2,400   Fruit of the Loom................................        80
    (a)2,100   Furniture Brands International, Inc..............        59
      12,300   Gannett Co., Inc.................................       874
       7,200   Gap, Inc.........................................       444
    (a)1,800   Gateway 2000, Inc................................        91
       2,800   General Cable Corp...............................        81
    (a)2,000   General Cigar Holdings, Inc......................        20
       1,600   General Dynamics Corp............................        74
      63,400   General Electric Co..............................     5,769
         500   General Mills, Inc...............................        34
      10,700   General Motors Corp..............................       715
    (a)1,700   General Nutrition Cos., Inc......................        53
       2,300   General RE Corp..................................       583
       1,500   General Signal Corp..............................        54
    (a)1,300   Genesis Health Ventures, Inc.....................        33

--------------
          44
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

    (a)3,800   Gentex Corp......................................  $     69
       2,000   Genzyme Corp.....................................        51
       3,500   Georgia Gulf Corp................................        80
       1,100   Georgia-Pacific Corp.............................        65
      12,300   Gillette Co......................................       697
       3,200   Gleason Corp.....................................        90
    (a)1,600   Golden State Bancorp, Inc........................        48
         500   Golden West Financial Corp.......................        53
      21,100   Goodrich (B.F.) Co...............................     1,047
    (a)1,300   Goody's Family Clothing, Inc.....................        71
       4,200   Goodyear Tire & Rubber Co........................       271
      13,500   GPU, Inc.........................................       510
       1,400   Graco, Inc.......................................        49
       1,200   Great Lakes Chemical Corp........................        47
      32,900   GTE Corp.........................................     1,830
       2,100   Guidant Corp.....................................       150
       2,500   Guilford Mills, Inc..............................        50
    (a)1,000   Ha-Lo Industries, Inc............................        31
      12,200   Halliburton Co...................................       544
       3,100   Hannaford Brothers Co............................       136
      (a)700   Harrah's Entertainment, Inc......................        16
      11,100   Harris Corp......................................       496
       5,900   Harte-Hanks Communications, Inc..................       152
      11,700   Hartford Financial Services Group................     1,338
         600   Hartford Life, Inc. 'A'..........................        34
       2,400   HBO & Co.........................................        85
    (a)1,800   Heartland Express, Inc...........................        36
       8,200   Helmerich & Payne, Inc...........................       182
      10,500   Hercules, Inc....................................       432
       4,200   Herman Miller, Inc...............................       102
       5,300   Hershey Foods Corp...............................       366
       1,000   Hertz Corp. 'A'..................................        44
      26,500   Hewlett-Packard Co...............................     1,587
       3,300   Hibernia Corp., 'A'..............................        67
       5,400   Hilton Hotels Corp...............................       154
      25,700   Home Depot, Inc..................................     2,135
         100   Honeywell, Inc...................................         8
         800   Household International, Inc,....................        40
       4,300   Houston Industries, Inc..........................       133
       1,200   Hubco, Inc.......................................        43
       4,800   Huntington Bancshares, Inc.......................       161
    (a)1,100   Hyperion Software Corp...........................        31
       2,200   IKON Office Solutions, Inc.......................        32
    (a)1,000   Imation Corp.....................................        17
       4,100   Impac Mortgage Holdings, Inc.....................        64
       2,300   Inland Steel Industries, Inc.....................        65
       4,700   INMC Mortgage Holdings, Inc......................       107
    (a)1,900   Input/Output, Inc................................        34
      37,900   Intel Corp.......................................     2,809
       4,200   Interface, Inc...................................        85
    (a)3,300   Interim Services, Inc............................       106
      22,800   International Business Machines Corp.............     2,618
      (a)700   International Network Services...................        29
       9,600   Interpublic Group of Cos., Inc...................       583
       1,300   Interstate Bakeries Corp.........................        43
    (a)2,000   Intuit, Inc......................................       122
       4,300   IPALCO Enterprises, Inc..........................       191
       4,700   ITT Industries, Inc..............................       176
       8,500   J.C. Penney Co., Inc.............................       615
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       2,100   Jefferson-Pilot Corp.............................  $    122
      34,500   John H. Harland Co...............................       584
      37,600   Johnson & Johnson................................     2,773
      11,400   Johnson Controls, Inc............................       652
    (a)4,200   Jones Apparel Group, Inc.........................       154
      22,500   Jostens, Inc.....................................       537
       2,000   Kansas City Southern Industries, Inc.............        99
       4,000   Kaufman and Broad Home Corp......................       127
       1,800   Kaydon Corp......................................        64
    (a)1,100   Keane, Inc.......................................        62
         800   Kerr-McGee Corp..................................        46
      19,600   KeyCorp..........................................       698
      13,100   Kimberly-Clark Corp..............................       601
    (a)5,200   King World Productions, Inc......................       133
      (a)100   KLA-Tencor Corp..................................         3
    (a)4,900   Kmart Corp.......................................        94
       8,500   Knight Ridder, Inc...............................       468
       5,300   Kuhlman Corp.....................................       210
       1,700   La Quinta Inns, Inc..............................        36
    (a)1,800   Legato Systems, Inc..............................        70
       4,700   Lehman Brothers Holdings, Inc....................       365
       4,200   Lennar Corp......................................       124
    (a)1,400   Level One Communications, Inc....................        33
    (a)2,800   Lexmark International Group, Inc.................       171
    (a)2,300   Linens 'n Things, Inc............................        70
      (a)500   Litton Industries, Inc...........................        29
       5,800   Lockheed Martin Corp.............................       614
       3,200   Longs Drug Stores, Inc...........................        92
       7,400   Lowe's Cos., Inc.................................       300
    (a)1,400   LSI Logic Corp...................................        32
       8,100   LTV Corp.........................................        77
       1,800   Lubrizol Corp....................................        54
      21,000   Lucent Technologies, Inc.........................     1,747
       4,200   Lyondell Petrochemical Co........................       128
       1,000   Magna Group, Inc.................................        56
       6,000   Mallinckrodt, Inc................................       178
      20,600   Manor Care, Inc..................................       792
       2,550   Marsh & McLennan Cos., Inc.......................       154
         400   Martin Marietta Corp.............................        18
       3,300   MascoTech, Inc...................................        79
         900   Mattel, Inc......................................        38
       3,800   May Department Stores Co.........................       249
       8,300   Maytag Corp......................................       410
       6,200   MBIA, Inc........................................       464
       2,200   MBNA Corp........................................        73
         900   McClatchy Newspapers, Inc........................        31
       6,600   McDermott International, Inc.....................       227
      32,800   McDonald's Corp..................................     2,263
       6,900   McGraw-Hill Cos., Inc............................       563
       2,500   MCI Communications Corp..........................       145
       4,200   MCN Corp.........................................       104
       2,100   MDU Resources Group..............................        75
       6,100   Mead Corp........................................       194
    (a)3,000   Medquist, Inc....................................        87
       6,900   Medtronic, Inc...................................       440
       2,000   Mellon Bank Corp.................................       139
         300   Mercantile Stores Co., Inc.......................        24
      22,000   Merck & Co., Inc.................................     2,942
       7,000   Mercury General Corp.............................       451
       5,500   Meredith Corp....................................       258

                                                         -----------------------
                                                                    45
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       2,366   Meritor Automotive, Inc..........................  $     57
      14,000   Merrill Lynch & Co., Inc.........................     1,291
       1,200   Metris Cos., Inc.................................        76
   (a)62,400   Microsoft Corp...................................     6,763
           1   Midas, Inc.......................................        --
    (a)1,500   Midway Games, Inc................................        23
    (a)2,350   Midwest Express Holdings.........................        85
       3,000   Millenium Chemicals, Inc.........................       102
       4,300   Minnesota Mining & Manufacturing Co..............       353
      19,300   Mobil Corp.......................................     1,479
       7,900   Monsanto.........................................       441
       8,500   Montana Power Co.................................       295
       7,600   Motorola, Inc....................................       399
       4,700   Mylan Laboratories, Inc..........................       141
    (a)3,100   Nabors Industries, Inc...........................        61
      10,200   National City Corp...............................       724
       5,500   National Commerce Bancorp........................       230
       1,000   National Data Corp...............................        44
       2,200   National Service Industries, Inc.................       112
      28,300   NationsBank Corp.................................     2,165
       1,800   Nationwide Financial Services, Inc., Class A.....        92
    (a)2,400   Nautica Enterprises, Inc.........................        64
   (a)13,800   Navistar International Corp......................       398
    (a)1,200   NBTY, Inc........................................        22
    (a)1,600   Neiman Marcus Group, Inc.........................        69
       2,200   New Century Energies, Inc........................       100
         700   New York State Electric & Gas Corp...............        29
       3,100   New York Times Co., 'A'..........................       246
       1,100   Newell Co........................................        55
       5,400   Newmont Mining Corp..............................       128
    (a)4,500   Newpark Resources, Inc...........................        50
         800   Newport News Shipbuilding, Inc...................        21
       1,800   Nicor, Inc.......................................        72
    (a)1,800   Nine West Group, Inc.............................        48
       6,800   Nipsco Industries, Inc...........................       190
    (a)3,000   Noble Drilling Corp..............................        72
         400   Nordstrom, Inc...................................        31
       8,800   Northern Telecom Ltd.............................       499
       1,300   Northrop Grumman Corp............................       134
       6,100   Norwest Corp.....................................       228
    (a)6,800   Novacare Corp....................................        80
   (a)10,900   Novell, Inc......................................       139
    (a)1,000   Nu Skin Enterprises, Inc.........................        20
       1,900   Nucor Corp.......................................        87
       8,400   Occidental Petroleum Corp........................       227
    (a)1,700   Ocean Energy, Inc................................        33
    (a)4,900   Office Depot, Inc................................       155
    (a)3,400   OfficeMax, Inc...................................        56
       2,520   Old Kent Financial Corp..........................        91
       7,050   Old Republic International Corp..................       207
       2,400   Olin Corp........................................       100
         800   Omnicon Group, Inc...............................        40
   (a)18,400   Oracle System Corp...............................       452
    (a)1,100   Orbital Sciences Corp............................        41
      (a)100   O'Reilly Automotive, Inc.........................         4
       2,700   Orion Capital Corp...............................       151
    (a)1,900   Owens-Illinois, Inc..............................        85
       2,600   PACCAR, Inc......................................       136
         800   PacifiCorp.......................................        18
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      (a)600   Palm Harbor Homes, Inc...........................  $     26
      (a)300   Parametric Technology Co.........................         8
         670   Patriot American Hospitality, Inc. REIT..........        16
    (a)4,900   Patterson Energy, Inc............................        48
    (a)1,100   Payless ShoeSource, Inc..........................        81
      53,200   Peco Energy Co...................................     1,553
       9,500   Pennzoil Co......................................       481
       1,200   Peoples Energy Corp..............................        46
      30,700   PepsiCo, Inc.....................................     1,264
       2,300   Perkin-Elmer Corp................................       143
      37,400   Pfizer, Inc......................................     4,065
       3,400   PG&E Corp........................................       107
       1,300   Pharmacia & Upjohn, Inc..........................        60
      91,900   Philip Morris Cos., Inc..........................     3,619
       3,400   Phillips-Van Heusen Corp.........................        50
       2,700   Pier 1 Imports, Inc..............................        64
       9,600   Pinnacle West Capital Corp.......................       432
    (a)1,700   Platinum Technology, Inc.........................        49
    (a)1,100   PMC-Sierra, Inc..................................        52
       2,700   Polaroid Corp....................................        96
    (a)1,600   Policy Management Systems Corp...................        63
       7,200   PP&L Resources, Inc..............................       163
    (a)1,900   Premiere Technologies, Inc.......................        16
      (a)700   Primark Corp.....................................        22
    (a)5,200   Prime Hospitality Corp...........................        91
      45,500   Procter & Gamble Co..............................     4,143
    (a)1,700   Profitt's Inc....................................        69
         300   Progressive Corp.................................        42
    (a)2,690   Promus Company, Inc..............................       104
       2,100   Protective Life Corp.............................        77
       2,100   Provident Companies, Inc.........................        72
       3,800   Providian Financial Corp.........................       299
       3,800   Public Service Co. of New Mexico.................        86
      10,000   Public Service Enterprise Group, Inc.............       344
       8,800   Pulte Corp.......................................       263
    (a)3,100   Quintiles Transnational Corp.....................       152
    (a)3,000   Quorum Health Group, Inc.........................        80
    (a)3,400   R & B Falcon Corp................................        77
       3,400   Ralston-Ralston Purina Group.....................       397
      12,400   Raychem Corp.....................................       367
       3,800   Rayonier, Inc....................................       175
       5,300   Raytheon Co., 'B'................................       313
       3,700   Readers Digest Association, Inc., 'A'............       100
    (a)3,800   Reebok International Ltd.........................       105
       3,700   Regis Corp.......................................       109
       8,600   Reliastar Financial Corp.........................       413
       5,800   Republic New York Corp...........................       365
       2,100   Resource Bancshares Mortgage Group, Inc..........        39
      (a)800   Rexall Sundown, Inc..............................        28
       3,100   Reynolds & Reynolds Co. 'A'......................        56
    (a)3,200   Rio Hotel & Casino, Inc..........................        60
    (a)2,900   Robert Half International, Inc...................       162
       4,100   Rochester Gas & Electric Corp....................       131
       4,700   Rockwell International Corp......................       226
       2,700   Rohm & Haas Co...................................       281
       3,700   Rollins Truck Leasing Corp.......................        46
    (a)2,300   Romac International, Inc.........................        70
       2,200   Roper Industries, Inc............................        57
       2,000   Ross Stores, Inc.................................        86
    (a)5,400   Rowan Cos., Inc..................................       105

--------------
          46
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       3,400   Rubbermaid, Inc..................................  $    113
       2,700   Ruby Tuesday, Inc................................        42
    (a)1,300   Rural/Metro Corp.................................        17
       2,000   Russell Corp.....................................        60
       1,900   Ryder Systems, Inc...............................        60
       1,700   Ryland Group, Inc................................        45
       4,200   SAFECO Corp......................................       191
      (a)900   Sapient Corp.....................................        47
      20,300   Sara Lee Corp....................................     1,136
      20,398   SBC Communications, Inc..........................       816
       5,500   Schering-Plough Corp.............................       504
       4,600   Schlumberger Ltd.................................       314
         200   Schwab (Charles) Corp............................         7
       5,600   Scientific-Atlanta, Inc..........................       142
    (a)1,000   Seagate Technology, Inc..........................        24
    (a)1,200   Sealed Air Corp..................................        44
      15,400   Sears, Roebuck & Co..............................       940
    (a)7,368   Sempra Energy....................................       204
       2,100   Service Corp. International......................        90
       2,100   Shared Medical Systems Corp......................       154
    (a)1,600   Showbiz Pizza Time, Inc..........................        65
    (a)2,000   Siebel Systems, Inc..............................        65
    (a)4,000   Silicon Valley Bancshares........................       142
    (a)1,100   Smith International, Inc.........................        38
       2,700   Snap-On, Inc.....................................        98
      (a)800   Snyder Communications, Inc.......................        35
      (a)900   Sofamor Danek Group, Inc.........................        78
    (a)4,350   Sonic Corp.......................................        97
       4,750   Sonoco Products Co...............................       144
       2,500   Sotheby's Holdings, Inc. 'A'.....................        56
      21,800   Southern Co......................................       604
       3,200   Southern New England Telecommunications Corp.....       210
         800   Southwest Airlines Co............................        24
         300   Springs Industries, Inc. 'A'.....................        14
       3,900   Sprint Corp......................................       275
      (a)300   SPX Corp.........................................        19
       3,966   St. Paul Cos., Inc...............................       167
       1,400   St. John Knits, Inc..............................        54
    (a)1,100   St. Jude Medical, Inc............................        41
    (a)1,900   Staffmark, Inc...................................        70
      (a)900   Starbucks Corp...................................        48
       1,300   State Auto Financial Corp........................        41
       1,300   StateStreet Corp.................................        90
    (a)3,100   Station Casinos, Inc.............................        46
      (a)900   Steris Corp......................................        57
    (a)1,400   Sterling Commerce, Inc...........................        68
    (a)3,200   Sterling Software, Inc...........................        95
       2,900   Stewart Enterprises, Inc. 'A'....................        77
    (a)1,200   Storage Technology Corp..........................        52
      (a)900   Stratus Computer, Inc............................        23
    (a)1,200   Suburban Lodges of America.......................        18
      (a)500   Suiza Foods Corp.................................        30
      28,800   Sun Co., Inc.....................................     1,118
   (a)15,400   Sun Microsystems, Inc............................       669
      12,000   SunAmerica, Inc..................................       689
       4,600   Suntrust Banks, Inc..............................       374
      13,700   SUPERVALU Inc....................................       608
       2,400   Superior Industries International................        68
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       1,700   Superior TeleCom, Inc............................  $     71
    (a)2,000   Sybron International Corp........................        51
    (a)3,800   Symantec Corp....................................        99
       1,300   Symbol Technologies, Inc.........................        49
    (a)1,700   Synopsys, Inc....................................        78
    (a)2,800   Systems & Computer Technology Corp...............        76
         700   Tandy Corp.......................................        37
       1,400   TCA Cable TV, Inc................................        84
    (a)1,000   Tech Data Corp...................................        43
       6,600   Tektronix, Inc...................................       233
      (a)200   Tele-Communications, Inc., 'A'...................         8
   (a)11,132   Tele-Communications-TCI Ventures Group 'A'.......       223
      (a)900   Tellabs, Inc.....................................        64
       2,400   Telxon Corp......................................        78
      (a)400   Tenet Healthcare Corp............................        13
       4,500   Tenneco, Inc.....................................       171
       5,200   Texaco, Inc......................................       310
       9,200   Texas Instruments, Inc...........................       536
      10,900   Texas Utilities Co...............................       454
       5,400   Textron, Inc.....................................       387
    (a)1,750   The Buckle, Inc..................................        52
         900   Thiokol Corp.....................................        42
      11,000   Thomas & Betts Corp..............................       542
      (a)200   3Com Corp........................................         6
    (a)2,800   360 Communications Co............................        90
       1,300   Tidewater, Inc...................................        43
       1,800   Tiffany & Co.....................................        86
       4,700   TIG Holdings, Inc................................       108
       3,800   Time Warner, Inc.................................       325
       5,200   Timken Co........................................       160
      16,200   TJX Companies, Inc...............................       391
      10,000   Torchmark Corp...................................       458
    (a)1,300   Total Renal Care Holdings, Inc...................        45
      (a)500   Toys 'R' Us, Inc.................................        12
       3,800   Trans Financial, Inc.............................       218
      (a)900   Transactions Systems Architects, Inc.............        35
         900   Transatlantic Holdings, Inc......................        70
      32,100   Travelers, Inc...................................     1,946
    (a)1,500   Triad Guaranty, Inc..............................        51
         100   Tribune Co.......................................         7
      (a)400   Tricon Global Restaurants, Inc...................        13
    (a)1,900   Trigon Healthcare, Inc...........................        69
       5,100   Trinity Industries, Inc..........................       212
    (a)1,100   Triumph Group, Inc...............................        46
       7,600   Trustmark Corp...................................       167
       5,100   TRW, Inc.........................................       279
       3,000   Tupperware Corp..................................        84
      22,800   Tyco International Ltd...........................     1,436
      11,400   Unicom Corp......................................       400
       3,700   Union Carbide Corp...............................       197
       3,500   Union Pacific Corp...............................       154
         800   Union Pacific Resources Group, Inc...............        14
    (a)1,300   Uniphase Corp....................................        82
    (a)8,600   Unisys Corp......................................       243
       6,100   United Asset Management Co.......................       159
       2,200   United Illuminating Co...........................       111
    (a)1,100   United Stationers, Inc...........................        71
      14,800   United Technologies Corp.........................     1,369
       3,000   Universal Foods Corp.............................        67
    (a)2,300   Universal Health Services, Inc...................       134

                                                         -----------------------
                                                                    47
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

      (a)900   U.S. Airways Group, Inc..........................  $     71
       5,200   U.S. Bancorp.....................................       224
      (a)300   U.S. Filter Corp.................................         8
      (a)300   U.S. Foodservice, Inc............................        11
       1,700   U.S. Freightways Corp............................        56
       1,000   U.S. Industries, Inc.............................        25
       4,200   U.S. Surgical Corp...............................       192
   (a)11,200   U.S. West Communications Group...................       526
       1,900   U.S. West Media Group............................        83
       2,600   USG Corp.........................................       141
      23,300   UST, Inc.........................................       629
      18,900   USX-Marathon Group...............................       649
      31,400   USX-U.S. Steel Group, Inc........................     1,036
       4,400   UtliCorp United, Inc.............................       166
       2,100   Valspar Corp.....................................        83
    (a)3,200   Varco International, Inc.........................        63
    (a)1,300   Vencor, Inc......................................         9
       2,000   Ventas, Inc......................................        28
      (a)600   Veritas DGC, Inc.................................        30
    (a)3,600   Viacom, Inc., Class B............................       210
    (a)3,600   Viking Office Products, Inc......................       113
      (a)600   Visio Corp.......................................        29
    (a)1,900   Vitesse Semiconductor............................        59
      (a)480   Vlasic Foods International, Inc..................        10
       1,900   Vulcan Materials Co..............................       203
       2,500   Wabash National Corp.............................        64
      51,600   Wal-Mart Stores, Inc.............................     3,135
       1,100   Walgreen Co......................................        45
      15,200   Walt Disney Co...................................     1,597
      11,400   Warner-Lambert Co................................       791
       2,600   Washington Gas Light Co..........................        70
      10,500   Washington Mutual, Inc...........................       456
    (a)1,900   Waters Corp......................................       112
    (a)1,700   Watson Pharmaceuticals, Inc......................        79
       5,400   Webster Financial Corp...........................       180
       4,000   Wendy's International, Inc.......................        94
    (a)2,700   Western Digital Corp.............................        32
    (a)1,500   Westpoint Stevens, Inc...........................        50
       3,900   Weyerhaeuser Co..................................       180
       3,500   Whitman Corp.....................................        80
      (a)700   Whole Foods Market, Inc..........................        42
       2,800   Wicor, Inc.......................................        65
       2,100   Williams Cos., Inc...............................        71
      (a)500   Williams-Sonoma, Inc.............................        16
       1,200   Wolverine World Wide, Inc........................        26
    (a)6,900   Woolworth Corp...................................       132
    (a)8,300   Worldcom, Inc....................................       402
      (a)800   World Access, Inc................................        24
       3,600   Worthington Industries, Inc......................        54
    (a)8,400   W.R. Grace & Co..................................       143
       9,900   Xerox Corp.......................................     1,006
      (a)600   Yahoo!, Inc......................................        95
       3,100   York International Corp..........................       135
    (a)4,300   Zale Corp........................................       137
                                                                  --------
                                                                   223,557
                                                                  --------
TOTAL COMMON STOCKS (COST $396,708).............................   477,545
                                                                  --------
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
PREFERRED STOCKS (0.3%)
  AUSTRIA ( 0.1%)
    (a)5,528   Bank Austria AG..................................  $    449
      (a)300   Bank Austria AG..................................        14
      (a)200   EA-Generali AG...................................        40
                                                                  --------
                                                                       503
                                                                  --------
  GERMANY (0.2%)
    (a)1,076   SAP AG-Vorzug....................................       732
      (a)150   Volkswagen AG....................................       102
                                                                  --------
                                                                       834
                                                                  --------
  ITALY (0.0%)
   (a)81,550   Fiat S.p.A. (Privilegiate).......................       203
                                                                  --------
TOTAL PREFERRED STOCKS (COST $622)..............................     1,540
                                                                  --------
INVESTMENT COMPANIES (0.9%)
  UNITED STATES (0.9%)
  (g)381,900   Latin American Discovery Fund, Inc...............     3,628
   (g)70,000   Morgan Stanley Africa Investment Fund, Inc.......       831
  (g)124,800   Morgan Stanley Asia-Pacific Fund, Inc............       803
                                                                  --------
TOTAL INVESTMENT COMPANIES (COST $8,048)........................     5,262
                                                                  --------

      NO. OF
      RIGHTS
------------

RIGHTS (0.0%)
  GERMANY (0.0%)
    (a)9,200   Daimler-Benz AG..................................        10
    (a)5,557   Metro AG, expiring 7/24/98.......................        --
                                                                  --------
                                                                        10
                                                                  --------
  PORTUGAL (0.0%)
   (a)10,100   Banco Espirito Santo.............................        64
    (a)7,100   Banco Espirito Santo (Registered)................         5
                                                                  --------
                                                                        69
                                                                  --------
  SPAIN (0.0%)
    (a)8,610   Autopistas Concesionaria Espanola S.A., expiring
                 7/10/98........................................        --
                                                                  --------
  SWITZERLAND (0.0%)
    (a)3,850   Adecco S.A., expiring 7/15/98....................        --
                                                                  --------
TOTAL RIGHTS (COST $0)..........................................        79
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.0%)
  FRANCE (0.0%)
    (a)5,623   Cie Generale des Eaux, expiring 5/2/01...........        11
        (a)5   Sodexho S.A., expiring 6/7/04....................         2
                                                                  --------
                                                                        13
                                                                  --------
  HONG KONG (0.0%)
    (a)8,950   Hong Kong and China Gas Co., Ltd., expiring
                 9/30/99........................................         1
    (a)8,400   Hysan Development Co., Ltd., expiring 4/30/99....        --
                                                                  --------
                                                                         1
                                                                  --------

--------------
          48
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

      NO. OF                                                         VALUE
    WARRANTS                                                         (000)
--------------------------------------------------------------------------
  ITALY (0.0%)
    (a)2,891   La Rinascente S.p.A., expiring 12/31/99..........  $      6
      (a)913   La Rinascente S.p.A., expiring 12/31/99..........         1
    (a)7,210   Mediobanca S.p.A.................................        34
                                                                  --------
                                                                        41
                                                                  --------
TOTAL WARRANTS (COST $0)........................................        55
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
FRF       32   Casino Guichard Perrachon 4.50%, 7/12/01.........        26
          29   Sanofi S.A. 4.00%, 1/1/00........................        39
          53   Simco S.A. 3.25%, 1/1/06.........................        52
          25   Sodexho S.A. 6.00%, 6/7/04.......................         4
                                                                  --------
                                                                       121
                                                                  --------
  ITALY (0.0%)
ITL     18,504 Mediobanca S.p.A. 4.50%, 1/1/00..................        10
                                                                  --------
  PORTUGAL (0.0%)
$      3,403   Jeronimo Martins.................................        20
                                                                  --------
TOTAL CONVERTIBLE DEBENTURES (COST $72).........................       151
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (81.3%) (COST $405,450).........   484,632
                                                                  --------
SHORT-TERM INVESTMENT (21.0%)
  REPURCHASE AGREEMENT (21.0%)
     125,328   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $125,347,
                 collateralized by $95,580 U.S. Treasury Bonds,
                 10.75%, due 8/15/05, valued at $128,255 (COST
                 $125,328)......................................   125,328
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (102.3%) (COST $530,778).........   609,960
                                                                  --------

      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

FOREIGN CURRENCY (0.3%)
AUD        2   Australian Dollar................................  $      1
ATS       231  Austrian Schilling...............................        18
GBP        1   British Pound....................................         2
CAD       28   Canadian Dollar..................................        19
FRF     1,844  French Franc.....................................       305
DEM       41   German Mark......................................        23
HKD      127   Hong Kong Dollar.................................        17
HUF    1,105   Hungarian Forint.................................         5
ITL  1,599,098 Italian Lira.....................................       900
JPY     8,624  Japanese Yen.....................................        62
NOK      101   Norwegian Krone..................................        13
PTE       65   Portuguese Escudo................................         1
KRW       73   South Korean Won.................................        --
ESP       186  Spanish Peseta...................................         1
SEK     1,099  Swedish Krona....................................       138
CHF        9   Swiss Franc......................................         6
THB     1,370  Thai Baht........................................        32
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $1,554)............................     1,543
                                                                  --------
TOTAL INVESTMENTS (102.6%) (COST $532,332)......................   611,503
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.6%)...................   (15,423)
                                                                  --------
NET ASSETS (100%)...............................................  $596,080
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
(g) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
NCS   --  Non Convertible Shares
REIT  --  Real Estate Investment Trust

                                                         -----------------------
                                                                    49
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                               IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT         FOR          VALUE     NET UNREALIZED
    (000)        (000)       DATE           (000)         (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ---------------  ---------  -----------------

$        133   $     133      7/1/98      ITL  235,733  $     132      $      (1)
$        100         100      7/1/98       NLG     204        100             --
$        448         448      7/1/98      SEK    3,573        448             --
$         21          21      7/1/98       GBP      13         21             --
$         81          81      7/2/98       GBP      49         81             --
JPY    8,664          63      7/2/98   $            63         63             --
$         54          54      7/2/98       NLG     110         54             --
$        160         160      7/3/98      ITL  286,262        161              1
$        116         116      7/3/98       GBP      69        116             --
$         11          11      7/6/98       GBP       7         11             --
$         84          84      7/6/98       GBP      51         84             --
$      2,379       2,379      7/9/98       DEM   4,266      2,366            (13)
$      2,374       2,374      7/9/98       DEM   4,174      2,316            (58)
$     12,903      12,903      7/9/98       DEM  22,924     12,718           (185)
DEM   1,046          580      7/9/98   $           572        572             (8)
DEM  22,924       12,718      7/9/98   $        12,892     12,892            174
$      5,906       5,906     7/15/98    ITL 10,412,222      5,861            (45)
$      5,205       5,205     7/15/98     ITL 9,216,913      5,188            (17)
ITL 1,252,034        705     7/15/98   $           696        696             (9)
ITL 1,995,313      1,123     7/15/98   $         1,109      1,109            (14)
$        258         258     7/29/98       GBP     157        262              4
$     11,855      11,855     7/29/98      GBP    7,108     11,852             (3)
GBP   7,108       11,852     7/29/98   $        11,596     11,596           (256)
$        553         553     7/31/98      FRF    3,351        555              2
$      2,526       2,526      8/4/98       MYR  10,391      2,463            (63)
MYR  4,297         1,019      8/4/98   $           953        953            (66)
MYR  6,094         1,445      8/4/98   $         1,335      1,335           (110)
$      3,528       3,528      8/6/98     ITL 6,183,349      3,482            (46)
$      2,460       2,460     8/12/98       HKD  19,142      2,461              1
$      3,459       3,459     8/12/98       HKD  26,904      3,459             --
HKD  19,142        2,461     8/12/98   $         2,464      2,464              3
HKD  26,904        3,459     8/12/98   $         3,463      3,463              4
ITL  907,150         511     8/12/98   $           509        509             (2)
$     11,158      11,158     8/14/98       DEM  19,770     10,992           (166)
DEM  19,770       10,992     8/14/98   $        11,158     11,158            166
DEM    184           102     8/14/98   $           102        102             --
$      7,067       7,067     8/17/98      FRF   41,533      6,888           (179)
$     16,387      16,387     8/17/98      GBP   10,077     16,783            396
$      4,869       4,869     8/17/98      GBP    2,987      4,975            106
FRF  41,533        6,888     8/17/98   $         6,981      6,981             93
GBP   2,987        4,975     8/17/98   $         4,902      4,902            (73)
$      1,270       1,270     8/19/98      JPY  166,805      1,212            (58)
$      1,784       1,784     8/19/98      JPY  234,221      1,702            (82)
JPY  234,221       1,702     8/19/98   $         1,687      1,687            (15)
$        631         631     8/26/98      JPY   87,474        637              6
JPY   70,206         511     8/26/98   $           526        526             15
JPY   87,474         636     8/26/98   $           654        654             18
$          2           2     8/31/98      JPY      333          2             --
$      3,127       3,127     8/31/98      JPY  437,245      3,154             27
JPY  437,245       3,154     8/31/98   $         3,440      3,440            286
JPY     323            2     8/31/98   $             2          2             --
$         10          10     9/10/98       CAD      15         10             --
$      3,483       3,483     9/10/98      JPY  481,948      3,514             31
JPY  331,541       2,417     9/10/98   $         2,427      2,427             10
JPY  481,948       3,514     9/10/98   $         3,531      3,531             17

--------------
          50
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

  CURRENCY                               IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT         FOR          VALUE     NET UNREALIZED
    (000)        (000)       DATE           (000)         (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ---------------  ---------  -----------------
JPY  898,977   $   6,554     9/10/98   $         6,220  $   6,220      $    (334)
$      5,055       5,055     9/14/98       DEM   9,100      5,069             14
$     10,350      10,350     9/16/98      FRF   62,412     10,368             18
DEM   9,916        5,524     9/18/98   $         5,542      5,542             18
JPY  828,783       6,053     9/21/98   $         6,088      6,088             35
JPY  615,727       4,502     9/28/98   $         4,505      4,505              3
JPY  106,298         777     9/28/98   $           754        754            (23)
DEM   9,911        5,526     10/2/98   $         5,542      5,542             16
DEM   9,856        5,500    10/16/98   $         5,542      5,542             42
CAD   1,630        1,110    10/19/98   $         1,112      1,112              2
JPY  690,663       5,065    10/19/98   $         4,870      4,870           (195)
               ---------                                ---------          -----
               $ 231,247                                $ 230,734      $    (513)
               ---------                                ---------          -----
               ---------                                ---------          -----

--------------------------------------------------------------------------------

FUTURES CONTRACTS: At June 30, 1998, the Portfolio had futures contracts open:

                                                                                                       UNREALIZED
                                                                             AGGREGATE                APPRECIATION
                                                               NUMBER OF    FACE VALUE   EXPIRATION  (DEPRECIATION)
                                                               CONTRACTS       (000)        DATE          (000)
                                                             -------------  -----------  ----------  ---------------
PURCHASES:
DAX Index                                                             29      DEM 9,004    Sep-98       $     471
CAC 40 Index                                                         130     FRF 17,873    Sep-98             476
FTSE 100 Index                                                       175     GBP 17,174    Sep-98            (291)
MIB 30 Index                                                          64     ITL 12,016    Sep-98             280
S&P 500 Index                                                         55    $    15,813    Sep-98             (92)
SALES:
TOPIX Index                                                           25     JPY  2,118    Sep-98             (89)
Toronto Index                                                          8      CAD 1,073    Sep-98             (31)
                                                                                                            -----
                                                                                                        $     724
                                                                                                            -----
                                                                                                            -----

---------------

CAD   --  Canadian Dollar
FRF   --  French Franc
DEM   --  German Mark
GBP   --  British Pound
HKD   --  Hong Kong Dollar
ITL   --  Italian Lira
JPY   --  Japanese Yen
MYR   --  Malaysian Ringgit
NLG   --  Netherlands Guilder
SEK   --  Swedish Krona

--------------------------------------------------------------------------------

  SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Finance..........................................................................  $ 120,588         20.2%
Consumer Products................................................................    106,881         17.9
Services.........................................................................     85,785         14.4
Capital Goods & Equipment........................................................     71,102         11.9
Energy...........................................................................     49,310          8.3
Materials........................................................................     32,151          5.4
Multi-Industry...................................................................      6,517          1.1
Technology.......................................................................      5,854          1.0
Investment Companies.............................................................      5,263          0.9
Gold Mines.......................................................................      1,181          0.2
                                                                                   ---------          ---
                                                                                   $ 484,632         81.3%
                                                                                   ---------          ---
                                                                                   ---------          ---

                                                         -----------------------
                                                                    51
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar            7.1%
British Pound                7.4%
Canadian Dollar              4.4%
Danish Krone                 4.9%
French Franc                 3.5%
German Mark                 20.2%
Italian Lira                 7.1%
Japanese Yen                 5.2%
Swedish Krona                5.4%
United States Dollar        28.1%
Short-Term Investment        5.1%
Other                        1.6%

COMPARISON OF CHANGE IN VALUE
OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                  J.P. Morgan Traded
            Global Fixed Income Fund Class A   Global Fixed Income Fund Class C    Global Bond Index
1/4/93                                $9,500                            $10,000              $10,000
6/30/93                              $10,289                            $10,653              $10,760
6/30/94                              $10,331                            $10,733              $11,187
6/30/95                              $11,509                            $11,833              $13,139
6/30/96                              $12,107                            $12,362              $13,408
6/30/97                              $12,624                            $12,792              $14,009
6/30/98                              $13,300                            $13,386              $14,831

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                            AVERAGE ANNUAL
                                                ---------------------------------------
                              ONE YEAR              FIVE YEAR          SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             0.31%      5.36%      4.24%      5.27%      5.33%      6.27%
---------------------------------------------------------------------------------------
Class B+ Shares            0.65%      4.65%       N/A        N/A       3.14%      4.07%
---------------------------------------------------------------------------------------
Class C Shares             3.65%      4.65%      4.46%      4.46%      5.46%      5.46%
---------------------------------------------------------------------------------------
J.P. Morgan Traded Global Bond Index:
  Class A & C Shares        N/A       5.87%       N/A       7.22%       N/A       7.22%
  Class B Shares            N/A       5.87%       N/A        N/A        N/A       4.07%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The J.P. Morgan Traded Global Bond Index is an unmanaged index of government bond issues that includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States excluding withholding tax.

TOP FIVE HOLDINGS                                                    TOP FIVE CURRENCY DENOMINATIONS
                                                       PERCENT OF                             VALUE      PERCENT OF
SECURITY                               CURRENCY        NET ASSETS    CURRENCY                 (000)      NET ASSETS
---------------------------------  ----------------  --------------  ---------------------  ---------  --------------
U.S. Treasury Note 7.25%, 5/15/04   United States           14.0%                           $   7,212         28.1%
                                        Dollar                       United States Dollar
United Kingdom 8.50%, 7/16/07       British Pound            7.4%    German Mark                1,559         20.2%
Treuhandanstalt 7.50%, 9/9/04        German Mark             6.7%    British Pound                570          7.4%
U.S. Treasury Bond 8.125%,          United States            6.7%                                 550          7.1%
 8/15/19                                Dollar                       Australian Dollar
Swedish Government 6.00%, 2/9/05    Swedish Krona            5.4%    Italian Lira                 550          7.1%

The Van Kampen Global Fixed Income Fund, formerly known as the Morgan Stanley Global Fixed Income Fund, seeks to produce an attractive real rate of return by investing in fixed-income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies.

For the 12 months ended June 30, 1998, the Van Kampen Global Fixed Income Fund achieved a total return of 5.36 percent for the Class A shares at net asset value. By comparison, the J.P. Morgan Traded Global Bond Index returned 5.87 percent during the same period.

The Asian economic crisis and the resultant weakness in world trade and commodity prices combined to provide an attractive environment for global bonds during the 12-month period. As secondary negative macroeconomic shocks appeared within the Asian countries during recent months, growth expectations for the region in general and Japan specifically, have been further reduced. While the effect of growth in the United States and Western Europe has been mitigated by the strength of the domestic economies to date, expectations are for a broader downturn in the second half of 1998. The anticipated slowdown of growth in the United States and Europe, coupled with a general flight to quality from the emerging markets, resulted in all global fixed income markets producing solid local currency returns.

In the United States, 10-year yields fell 99 basis points (0.99 percent) as Treasuries gained on dollar strength, benign inflation data, and the belief that any raising of interest rates by the Federal Reserve was on hold. The core European markets also performed well and 10-year yields fell 70 to 90 basis points (0.7 to 0.9 percent) as the lower inflation outlook led to a further downgrading of

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------
          52

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

INTEREST RATE EXPECTATIONS. WITHIN EUROPE, THE CONTINUED MOVE TOWARD MONETARY UNION WAS ALSO A DOMINANT THEME WITH THE RELEASE OF VARIOUS EUROPEAN CONVERGENCE REPORTS IN THE FIRST QUARTER OF 1998 CONFIRMING THE START OF MONETARY UNION WITH 11 QUALIFYING COUNTRIES. THIS FOCUS WAS REFLECTED IN THE CONVERGENCE IN YIELDS OF EUROPEAN PERIPHERAL MARKETS TOWARD THOSE IN GERMANY, AS ITALIAN, SPANISH, AND IRISH BONDS ALL RALLIED STRONGLY. THE ITALIAN MARKET WAS THE BEST PERFORMING MARKET GLOBALLY, WITH 10-YEAR YIELDS FALLING 174 BASIS POINTS (1.74 PERCENT) VERSUS A 137 BASIS POINT (1.37 PERCENT) MOVE IN THE SPANISH AND IRISH MARKETS. ATTENTION SHIFTED TO THE COUNTRIES THAT MAY BE PART OF THE SECOND STAGE OF EUROPEAN MONETARY UNION, AND 10-YEAR YIELDS IN SWEDEN, THE MAIN BENEFICIARY, FELL 163 BASIS POINTS (1.63 PERCENT). IN THE UNITED KINGDOM HOWEVER, 10-YEAR YIELDS FELL ONLY 116 BASIS POINTS (1.16 PERCENT) AS BONDS SUFFERED IN RESPONSE TO HIGHER-THAN-EXPECTED INFLATION DATA AND FOUR INCREASES IN THE BASE RATE DURING THE PERIOD. IN JAPAN, THE DETERIORATION OF THE ECONOMY TO NEARLY DEPRESSION-LIKE CONDITIONS, COUPLED WITH INVESTOR SKEPTICISM ABOUT THE GOVERNMENT'S COMMITMENT TO FISCAL STIMULUS, CONTINUED TO SUPPORT THE BOND MARKET. AS A RESULT, 10-YEAR YIELDS FELL 100 BASIS POINTS (1 PERCENT).

Global returns in U.S. dollars were reduced because of general dollar appreciation during the period. The largest move was versus the Japanese yen, against which the U.S. currency rose a massive 17.5 percent. The Australian dollar was almost equally soft, falling 17.3 percent versus the dollar, as the proximity of Australia to Asia appeared to further the correlation of the Australian dollar with the yen. The U.S. dollar generally appreciated a more moderate 3 to 7 percent against the European currencies. The sterling, however, gained just more than 1 percent against the dollar, supported by the strength of the U.K. economy and the 1-percent rise in the base rate during the period.

Contributory factors to the performance of the Fund were the overweight position during the period to the higher-yielding European markets and to the U.K. and Irish markets. Our underweight exposure to the Japanese yen was also a positive factor, but our cautious approach to duration overall, and to the Japanese market in particular, were negative factors.

Strategy changes in the second half of 1997 included reduced exposure to Japanese bonds, with proceeds placed in the Australian market. We also purchased a position in a 5-year U.S. Treasury inflation-protected security, taking advantage of the attractive levels of real yields. In 1998, the most significant shift in exposure has been a further extension in our underweight position in Japanese bonds during June. This shift was in response to our concern that investors may start pricing in a higher-risk premium for Japanese assets. We placed proceeds in the dollar bloc and European bond markets, taking our interest rate exposure in both regions to an overweight position and our overall portfolio exposure to neutral. This was consistent with our more negative interpretation of the Asian crisis. An underweight position in Japanese yen was maintained throughout the 12-month period. However, following the Federal Reserve's June intervention in the currency markets to support yen to dollar, we reduced our underweight position to approximately 5 percent.

We believe that Japan and the level of the Japanese yen are now key to any recovery within the Asian economies. We remain, however, unconvinced of the Japanese government's commitment to providing any near-term effective stimulus to its economy. While talk of permanent tax cuts and a "bridge bank" scheme are positive, investors need clearer indications of policy implementation. It is difficult to predict what will happen in Japan and Asia. However, on balance, we feel that the Asian crisis, and its negative implications for global growth, will continue. These fundamentals should continue to support global bonds and also to sustain the ongoing flight to quality from the emerging markets. Consequently, we are positive on global bond markets--with the exception of Japan. However, caution is also required, as U.S. bond yields are at their lowest level since 1993, and Japanese and European yields are also at all-time lows. It is difficult to justify extending interest rate exposure unless we expect economic conditions globally to worsen from the already negative scenario priced into the markets. We are, therefore, in an overall position of neutral in interest rate exposure, and expect bonds to remain a good performing asset class during the remainder of the year.

J. David Germany                           Michael B. Kushma
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Paul F. O'Brien                            Richard B. Worley
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

FIXED INCOME SECURITIES (93.3%)
  AUSTRALIAN DOLLAR (7.1%)
    GOVERNMENT BONDS
 AUD    200   Government of Australia 12.00%, 11/15/01.........  $  149
        200   Government of Australia 10.00%, 2/15/06..........     158
                                                                 ------
                                                                    307
                                                                 ------
    U.S. GOVERNMENT & AGENCY OBLIGATIONS--GLOBAL
        200   Federal National Mortgage Association 6.50%,
                7/10/02........................................     127
        180   Federal National Mortgage Association 6.375%,
                8/15/07........................................     116
                                                                 ------
                                                                    243
                                                                 ------
  TOTAL AUSTRALIAN DOLLAR......................................     550
                                                                 ------
  BRITISH POUND (7.4%)
    GOVERNMENT BOND
 GBP    290   United Kingdom 8.50%, 7/16/07....................     570
                                                                 ------
  CANADIAN DOLLAR (4.4%)
    GOVERNMENT BONDS
 CAD    330   Government of Canada 8.75%, 12/1/05..............     270
         80   Government of Canada 8.00%, 6/1/23...............      73
                                                                 ------
                                                                    343
                                                                 ------
  DANISH KRONE (4.9%)
    GOVERNMENT BONDS
 DKK    800   Kingdom of Denmark 9.00%, 11/15/00...............     128
      1,500   Kingdom of Denmark 8.00%, 5/15/03................     250
                                                                 ------
                                                                    378
                                                                 ------
  FRENCH FRANC (3.5%)
    GOVERNMENT BOND
FRF   1,400   Government of France 7.25%, 4/25/06..............     270
                                                                 ------
  GERMAN MARK (20.2%)
    GOVERNMENT BONDS
  DEM   500   Deutschland Republic, 6.50%, 10/14/05............     308
        200   Deutschland Republic, 6.00%, 1/4/07..............     120
        200   Deutschland Republic, 6.25%, 1/4/24..............     125
        450   German Unity Bond 8.00%, 1/21/02.................     279
        810   Treuhandanstalt 7.50%, 9/9/04....................     519
                                                                 ------
                                                                  1,351
                                                                 ------
    CORPORATE BONDS
        150   KFW International Finance, Inc. 7.50%, 1/24/00...      87
        200   Landeskreditbank Baden-Wuerttemberg Financial
                6.63%, 8/20/03.................................     121
                                                                 ------
                                                                    208
                                                                 ------
  TOTAL GERMAN MARK............................................   1,559
                                                                 ------

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

  ITALIAN LIRA (7.1%)
    GOVERNMENT BONDS
ITL 400,000   Buoni Poliennali Del Tesoro 10.00%, 8/1/03.......  $  278
    150,000   Buoni Poliennali Del Tesoro 9.50%, 1/1/05........     106
    230,000   Buoni Poliennali Del Tesoro 9.50%, 2/1/06........     166
                                                                 ------
  TOTAL ITALIAN LIRA...........................................     550
                                                                 ------
  JAPANESE YEN (5.2%)
    EUROBONDS
JPY  27,000   Japan Development Bank 6.50%, 9/20/01............     230
     20,000   World Bank 4.75%, 12/20/04.......................     175
                                                                 ------
  TOTAL JAPANESE YEN...........................................     405
                                                                 ------
  SWEDISH KRONA (5.4%)
    GOVERNMENT BOND
SEK   3,100   Swedish Government 6.00%, 2/9/05.................     415
                                                                 ------
  UNITED STATES DOLLAR (28.1%)
    U.S. TREASURY BONDS
$       400   8.125%, 8/15/19..................................     516
        300   6.25%, 8/15/23...................................     321
         40   7.625%, 2/15/25..................................      51
                                                                 ------
                                                                    888
                                                                 ------
    U.S. TREASURY NOTES
      1,000   7.25%, 5/15/04...................................   1,085
        201   3.625%, 1/15/08..................................     199
                                                                 ------
                                                                  1,284
                                                                 ------
  TOTAL UNITED STATES DOLLAR...................................   2,172
                                                                 ------
TOTAL FIXED INCOME SECURITIES (COST $7,162)....................   7,212
                                                                 ------
SHORT-TERM INVESTMENT (5.1%)
  REPURCHASE AGREEMENT (5.1%)
    UNITED STATES DOLLAR
        390   Chase Securities, Inc., 5.40%, dated 6/30/98 due
                7/1/98, to be repurchased at $390,
                collateralized by $305 U.S. Treasury Bonds,
                8.125%, due 5/15/21, valued at $400 (COST
                $390)..........................................     390
                                                                 ------
TOTAL INVESTMENTS IN SECURITIES (98.4%) (COST $7,552)..........   7,602
                                                                 ------
FOREIGN CURRENCY (0.1%)
ITL      40   Italian Lira.....................................      --
JPY     713   Japanese Yen.....................................       5
                                                                 ------
TOTAL FOREIGN CURRENCY (COST $5)...............................       5
                                                                 ------
TOTAL INVESTMENTS (98.5%) (COST $7,557)........................   7,607
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)...................     119
                                                                 ------
NET ASSETS (100%)..............................................  $7,726
                                                                 ------
                                                                 ------

--------------
          54
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
   DEM    450  $     250     7/13/98   $         255  $     255      $       5
   DEM    115         64     7/13/98   $          65         65              1
  SEK   1,040        130     7/14/98   $         137        137              7
$         269        269     7/16/98    JPY   37,000        268             (1)
$          38         38     7/17/98      CAD     55         37             (1)
$          20         20     7/17/98      CAD     30         20             --
   CAD    200        136     7/17/98   $         136        136             --
  ATS     500        310     7/21/98   $         312        312              2
  ATS     240        149     7/21/98   $         147        147             (2)
               ---------                              ---------            ---
               $   1,366                              $   1,377      $      11
               ---------                              ---------            ---
               ---------                              ---------            ---

---------------

ATS   --  Austrian Schilling
CAD   --  Canadian Dollar
DEM   --  German Mark
DKK   --  Danish Krone
FRF   --  French Franc
JPY   --  Japanese Yen
SEK   --  Swedish Krona

                                                         -----------------------
                                                                    55
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Variable Rate Obligations               4.4%
U.S. Treasury & Agency
Obligations                            78.9%
Short-Term Investment                  16.7%

TOP FIVE HOLDINGS
                                            PERCENT OF
SECURITY                   INSTRUMENT       NET ASSETS
-----------------------  ---------------  --------------
Federal Home Loan
 Mortgage Association    U.S. Treasury &
 Discount Notes 5.42%,       Agency
 9/4/98                    Obligations           35.2%
Federal Home Loan
 Mortgage Association    U.S. Treasury &
 Discount Notes 5.46%,       Agency
 4/21/99                   Obligations           26.6%
Federal Home Loan
 Mortgage Association    U.S. Treasury &
 Discount Notes 5.45%,       Agency
 8/7/98                    Obligations           10.0%
Federal Home Loan Bank    Variable Rate
 5.43%, 8/18/98            Obligations            4.4%
                         U.S. Treasury &
U.S. Treasury Note           Agency
 5.875%, 1/31/99           Obligations            3.6%

The investment objective of the Morgan Stanley Government Obligations Money Market Fund is to provide a high level of current interest income consistent with maintaining liquidity and stability of principal. It seeks to achieve this objective by investing in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and entering into repurchase agreements relating to such obligations.

The annualized seven-day yield and seven-day effective yield (which assumes all dividends are reinvested) for the Government Obligations Money Market Fund as of June 30, 1998, were 4.19 percent and 4.28 percent, respectively. As with all money market portfolios, the seven-day yields are not necessarily indicative of future performance.

The U.S. economy began 1998 with a robust first quarter, as indicated by a GDP growth of 5.4 percent. This level represented a healthy pace of economic growth. Inflation at the CPI level was nonexistent, as commodity and producer prices fell during the first quarter. Interest rates also declined; as a result, consumers enjoyed attractive financing, which stimulated a strong housing market. Jobs remained plentiful and the unemployment rate held steady at 4.7 percent.

As we moved into the second quarter, economic strength continued, although at a more moderate pace. The labor market made further gains, and the unemployment rate fell to 4.5 percent. Wages rose in the second quarter, although not enough to trigger market fears of higher inflation and tighter corporate profit margins. Wage growth continues to be one of the key elements in defining the expansion's life cycle. As long as wages grow at a gradual pace, the current balance between low inflation and healthy corporate profits can remain intact.

By the end of the second quarter, interest rates had fallen to their lowest levels of the year. The U.S. Treasury curve was flat to inverted, and the yield on the long bond had fallen to 5.626 percent. Low domestic inflation played a large part in driving interest rates lower, as did the economic and fiscal crisis in Asia. Asian pressures helped increase foreign demand for U.S. bonds, as foreign investors sought out higher-quality markets in which to invest and protect their capital.

Typically, in situations where the economy is as strong as it is in the United States, markets would become concerned that monetary policy might turn more restrictive in order to slow economic growth and prevent inflation. Although these concerns exist, the markets are less concerned that the Federal Reserve Board might raise interest rates to slow economic growth because other regulating factors exist. While the Asian crisis has helped to drive bond prices higher, it has also widened the trade deficit, and may provide a slowing effect on our domestic economy. The strength of the dollar will also have a similar effect, as foreign demand for U.S. exports will decline and slow U.S. output. There is concern that U.S. businesses have built up excessive inventories, which may put corporate profit margins under pressure. If consumer demand is not sufficient to relieve businesses of their surplus inventories, the excessive carrying costs of unsold goods can potentially tie up capital and stall corporate growth plans.

INVESTMENTS IN SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------
          56

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

Most economists have lowered their third and fourth quarter GDP estimates by 1 to 2 percent in anticipation of the above economic effects. If these economists are correct, and the economy slows automatically, the Fed may leave monetary policy unchanged throughout the remainder of 1998. This outcome is especially likely if Fed Chairman Alan Greenspan persists in exercising his influence over the other members of the FOMC.

Throughout the first half of the year, we invested the Fund's assets in fixed government bills, discount notes, and floating-rate instruments. The Fund ended the second quarter with a weighted average maturity of 51 days. Our target maturity range has been between 50 and 60 days, reflecting our neutral interest-rate outlook which we plan to maintain.

Current money market yields are very low and the yield curve offers little protection against a potential interest rate hike by the Fed. While the market is not expecting a Fed tightening, there is still little reason to extend our overall maturity in the Fund. Yields in longer-dated maturities offer almost the same return as do yields on shorter-dated maturities. We have been looking to add more floating rate securities to the Fund to increase incremental yield without taking undue interest rate risk. By buying floaters, we are protected against any increase in interest rates by the Fed should they tighten early next year.

We believe that while it is likely that there will be no tightening throughout the remainder of 1998, the risks of higher interest rates remain and could be realized as early as the first quarter of 1999. Additionally, we may experience a steepening in the yield curve before the end of this year as markets anticipate future monetary policy changes. Should the curve experience some steepening, we would view the event as an opportunity to extend our average maturity.

          Abigail Jones Feder             Daniel M. Niland
          PORTFOLIO MANAGER               PORTFOLIO MANAGER

                                                              ------------------

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

      FACE                                                        AMORTIZED
    AMOUNT                                                             COST
     (000)                                                            (000)
---------------------------------------------------------------------------

U.S. TREASURY & AGENCY OBLIGATIONS (78.9%)
  FEDERAL HOME LOAN MORTGAGE ASSOCIATION DISCOUNT NOTES
  (71.8%)
$    5,650   5.45%, 8/7/98....................................    $ 5,618
    15,000   5.46%, 4/21/99...................................     14,993
    20,000   5.42%, 9/4/98....................................     19,804
                                                                -----------
                                                                   40,415
                                                                -----------
  FEDERAL FARM CREDIT BANK (3.5%)
     2,000   5.50%, 4/1/99....................................      1,999
                                                                -----------
  U.S. TREASURY NOTES (3.6%)
     2,000   5.875%, 1/31/99..................................      2,005
                                                                -----------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (COST $44,419).......     44,419
                                                                -----------
VARIABLE RATE OBLIGATIONS (4.4%)
  FEDERAL HOME LOAN BANK (4.4%)
     2,500   5.43%, 8/18/98 (COST $2,500).....................      2,500
                                                                -----------
SHORT-TERM INVESTMENT (16.7%)
  REPURCHASE AGREEMENT (16.7%)
     9,398   J.P. Morgan Securities, Inc., 5.50%, dated
               6/30/98, due 7/1/98, to be repurchased at
               $9,399, collateralized by $9,623 U.S. Treasury
               Notes, 5.375%, 6/30/00, valued at $9,811 (COST
               $9,398)........................................      9,398
                                                                -----------
TOTAL INVESTMENTS (100.0%) (COST $56,317).....................     56,317
OTHER LIABILITIES IN EXCESS OF ASSETS (0.0%)..................        (15)
                                                                -----------
NET ASSETS (100%).............................................    $56,302
                                                                -----------
                                                                -----------

--------------
          58
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace & Defense                  2.5%
Broadcast-Radio & Television         6.3%
Entertainment & Leisure              3.7%
Finance                              3.9%
Financial Services                   6.8%
Gaming & Lodging                     2.4%
Health Care Supplies &
Services                             5.1%
Multi-Industry                       9.8%
Retail-General                       2.9%
Telecommunications                  15.7%
Short-Term Investments              18.7%
Other                               22.2%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares             5.56%     10.81%     10.80%     13.32%
-----------------------------------------------------------------
Class B Shares             5.93%      9.86%     11.21%     12.42%
-----------------------------------------------------------------
Class C Shares             8.88%      9.86%     12.42%     12.42%
-----------------------------------------------------------------
CS First Boston High
Yield Index                 N/A      10.98%       N/A      12.29%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

TOP FIVE HOLDINGS
                                                PERCENT OF NET
SECURITY                         SECTOR             ASSETS
-------------------------  -------------------  --------------
Tenet Healthcare Corp.         Health Care
                           Supplies & Services          2.8%
Time Warner, Inc., Series     Entertainment             2.5%
 M
Norcal Waste Systems          Environmental
                                Controls                2.0%
Rogers Communications,     Broadcast - Radio &
 Inc.                          Television               1.9%
ISP Holdings, Inc.,             Chemicals               1.8%
 Series B

TOP FIVE SECTORS
                              VALUE     PERCENT OF
SECTOR                        (000)     NET ASSETS
--------------------------  ---------  -------------
Telecommunications          $   5,491        15.7%
Multi-Industry                  3,377         9.8%
Financial Services              2,362         6.8%
Broadcast - Radio &             2,156         6.3%
 Television
Health Care Supplies &          1,766         5.1%
 Services

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           High Yield & Total Return  High Yield & Total Return  High Yield & Total Return   CS First Boston
                         FundClass A                FundClass B                FundClass C  High Yield Index
5/1/96                        $9,500                    $10,000                    $10,000           $10,000
6/30/96                       $9,553                     $9,521                     $9,921           $10,501
6/30/97                      $11,284                    $11,346                    $11,746           $12,040
6/30/98                      $12,493                    $12,893                    $12,892           $13,362

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; the maximum deferred sales charge was deducted from the value of the investment of $10,000 in Class B and Class C shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Van Kampen High Yield & Total Return Fund, formerly the Morgan Stanley High Yield Fund, is to seek to maximize total return by investing in a diversified portfolio of high-yield, high-risk income securities that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services.

For the year ended June 30, 1998, the Fund had a total return of 10.81 percent for Class A shares at net asset value, as compared to 10.98 percent for the CS First Boston High Yield Index.

Bolstered by a favorable investing environment, the high-yield market performed reasonably well during the reporting period. Interest rates on 10-year Treasury securities declined about 100 basis points during the year ended June 30, causing the 2-year to 10-year portion of the yield curve to invert slightly. The equity market was very strong as the S&P 500 index rose over 25 percent during the same period. The first quarter of 1998 was particularly strong for equities, while the high-yield market also performed better in the first quarter of the year than during the final three months of the reporting period.

Given the declining interest rate environment and solid economy, B-rated bonds outperformed higher-quality issues. Longer-duration bonds also outperformed. The lower tier and distressed sector of the high-yield sector, however, continued to experience difficulties. From an industry perspective, retail, technology, and utilities outperformed while auto parts, energy, and textiles lagged.

                                                              ------------------
                                                                    59

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

Our portfolio continues to benefit from a large position in Nextel. The company has done an excellent job of adding subscribers to its network at a rapid pace. The cable television sector also performed well, especially after TCI and AT&T announce a merger. Our positions in Korea rebounded nicely after being very depressed in the fall. This has been a volatile position, not only on its own merits, but due to concerns over Asia and Russia. Our other emerging-markets positions have been a drag on performance so far this year.

Widening spreads during the second quarter made the high-yield sector reasonably attractive as the reporting period ended. Most companies continue to maintain decent balance sheets. While the Fed appears inclined to raise interest rates because of the strong economy and rising wage pressures, problems in Asia and Russia--coupled with tame inflation statistics--have kept the Fed on hold. The commodity and cyclical sectors are a concern at this point. We strive to position our holdings in growth-oriented companies and those not impacted by competition from Asian imports or declining commodity prices.

  Robert Angevine          Thomas L. Bennett        Stephen F. Esser
  PORTFOLIO MANAGER        PORTFOLIO MANAGER        PORTFOLIO MANAGER

--------------

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

CORPORATE BONDS AND NOTES (69.9%)
  AEROSPACE & DEFENSE (2.0%)
$   (e)200   Jet Equipment Trust, Series C-1, 11.79%,
               6/15/13........................................  $   272
    (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
               11/1/14........................................      406
                                                                -------
                                                                    678
                                                                -------
  BROADCAST--RADIO & TELEVISION (6.3%)
    (e)300   AMSC Acquisition Co., Units 12.25%, 4/1/08.......      282
       530   Lenfest Communications 8.375%, 11/1/05...........      563
       350   Paramount Communications 8.25%, 8/1/22...........      370
        60   Rogers Communications, Inc. 9.125%, 1/15/06......       61
       650   Rogers Communications, Inc. 8.875%, 7/15/07......      654
    (n)335   TCI Satellite Entertainment 0.00%, 2/15/07.......      226
                                                                -------
                                                                  2,156
                                                                -------
  BUILDING MATERIALS & COMPONENTS (1.4%)
       490   American Standard Cos., Inc. 7.375%, 2/1/08......      481
                                                                -------
  CAPITAL GOODS/CONSTRUCTION (1.6%)
       540   Murrin Murrin Holdings 9.375%, 8/31/07...........      532
                                                                -------
  CHEMICALS (1.8%)
       600   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      626
                                                                -------
  COMPUTERS (0.9%)
       275   Advanced Micro Devices 11.00%, 8/1/03............      291
                                                                -------
  DIVERSIFIED (1.1%)
       375   Kmart Funding Corp. 8.80%, 7/1/10................      388
                                                                -------
  ELECTRICAL EQUIPMENT (1.8%)
       360   AES Corp. 8.50%, 11/1/07.........................      365
    (e)325   Hyundai Semiconductor 8.625%, 5/15/07............      252
                                                                -------
                                                                    617
                                                                -------
  ENERGY (1.9%)
       325   Quezon Power Ltd. 8.86%, 6/15/17.................      274
       380   Snyder Oil Corp. 8.75%, 6/15/07..................      384
                                                                -------
                                                                    658
                                                                -------
  ENTERTAINMENT & LEISURE (1.2%)
       400   Musicland Group, Inc. 9.875%, 3/15/08............      398
                                                                -------
  ENVIRONMENTAL CONTROLS (2.0%)
    (n)600   Norcal Waste Systems 13.50%, 11/15/05............      690
                                                                -------
  FINANCE (3.9%)
       410   CSC Holdings, Inc. 9.875%, 5/15/06...............      450
       275   CSC Holdings, Inc. 7.875%, 12/15/07..............      290
    (e)190   Flag Ltd. 8.25%, 1/30/08.........................      192
  (e,n)180   Fuji JGB Investments LLC 9.87%, 12/31/49.........      160
  (e,n)235   SB Treasury Co. LLC 9.40%, 12/29/49..............      234
                                                                -------
                                                                  1,326
                                                                -------
  FINANCIAL SERVICES (2.5%)
    (e)100   CEX Holdings, Inc. 9.625%, 6/1/08................      101
       150   HMC Acquisition Properties 9.00%, 12/15/07.......      165
    (n)425   PTC International Finance BV 0.00%, 7/1/07.......      292
       140   Pindo Deli Fin Mauritius 10.75%, 10/1/07.........       97
       225   Western Financial Bank 8.875%, 8/1/07............      211
                                                                -------
                                                                    866
                                                                -------
  FOOD (0.7%)
        94   Fleming Cos., Inc., Series B 10.50%, 12/1/04.....       98
    (e)150   Smithfield Foods, Inc. 7.625%, 2/15/08...........      150
                                                                -------
                                                                    248
                                                                -------

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------
  FOOD SERVICE & LODGING (1.0%)
$      335   Host Marriott Travel Plaza, 'B', 9.50%,
               5/15/05........................................  $   357
                                                                -------
  FOREST PRODUCTS & PAPER (1.4%)
       215   Asia Pulp & Paper Co., Ltd. 12.00%, 2/15/04......      150
       305   SD Warren Co., Series B, 12.00%, 12/15/04........      338
                                                                -------
                                                                    488
                                                                -------
  GAMING & LODGING (2.4%)
       445   Grand Casinos, Inc. 10.125%, 12/1/03.............      481
       320   Station Casinos, Inc. 10.125%, 3/15/06...........      357
                                                                -------
                                                                    838
                                                                -------
  HEALTH CARE SUPPLIES & SERVICES (5.1%)
        30   Columbia/HCA Healthcare, 8.125%, 8/4/03..........       31
       540   Columbia/HCA Healthcare, 6.91%, 6/15/05..........      522
       275   Columbia/HCA Healthcare, 7.69%, 6/15/25..........      264
       920   Tenet Healthcare Corp. 8.625%, 1/15/07...........      949
                                                                -------
                                                                  1,766
                                                                -------
  MULTI-INDUSTRY (9.1%)
    (e)150   AST Research, Inc. 7.45%, 10/1/02................      124
       410   Comcast Cellular Holdings 9.50%, 5/1/07..........      427
       210   Globalstar LP/Capital 11.375%, 2/15/04...........      204
       275   Hermes Europe Railtel BV 11.50%, 8/15/07.........      311
    (e)200   Hylsa SA de CV 9.25%, 9/15/07....................      188
       235   Multicanal S.A. 10.50%, 2/1/07...................      235
       325   Navistar Financial Corp., Series B, 9.00%,
               6/1/02.........................................      340
       355   Outdoor Systems, Inc., 8.875%, 6/15/07...........      370
    (e)240   RBS Participacoes S.A. 11.00%, 4/1/07............      217
    (e)200   Samsonite Corp. 10.75%, 6/15/08..................      199
       325   TV Azteca S.A. de CV, Series B 10.50%, 2/15/07...      327
    (e)200   Vencor, Inc. 9.875%, 5/1/05......................      197
                                                                -------
                                                                  3,139
                                                                -------
  PAPER (1.5%)
       500   Indah Kiat Financial Mauritius 10.00%, 7/1/07....      355
    (e)170   Norampac, Inc. 9.50%, 2/1/08.....................      173
                                                                -------
                                                                    528
                                                                -------
  PERSONAL CARE PRODUCTS (0.8%)
       260   Revlon Consumer Products 8.125%, 2/1/06..........      260
                                                                -------
  RETAIL--GENERAL (2.9%)
       500   Fred Meyer, Inc. 7.375%, 3/1/05..................      503
       550   Southland Corp. 5.00%, 12/15/03..................      478
                                                                -------
                                                                    981
                                                                -------
  SERVICES (0.7%)
       255   CB Richard Ellis Service 8.875%, 6/1/06..........      253
                                                                -------
  TECHNOLOGY (0.2%)
  (e,n)160   Rhythms Netconnections 0.00%, 5/15/08............       78
                                                                -------
  TELECOMMUNICATIONS (15.0%)
    (e)145   American Cellular Corp. 10.50%, 5/15/08..........      146
    (n)190   Dial Call Communications, Series B, 0.00%,
               12/15/05.......................................      188
  (e,n)255   Dolphin Telecommunication plc 0.00%, 6/1/08......      145
    (e)200   Globo Communications 10.50%, 12/20/06............      182
    (e)195   IXC Communications, Inc. 9.00%, 4/15/08..........      195
    (n)810   Intermedia Communications, Series B, 0.00%,
               7/15/07........................................      591
       100   Iridium LLC/Capital Corp., Series A 13.00%,
               7/15/05........................................      107
    (e)150   Lenfest Communications 7.625%, 2/15/08...........      154
    (e)155   Level 3 Communications, Inc. 9.125%, 5/1/08......      150

                                                         -----------------------
                                                                    61
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------
  TELECOMMUNICATIONS (CONT.)
$ (e,n)425   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....  $   260
    (n)440   Nextel Communications 0.00%, 8/15/04.............      427
    (n)900   Nextel Communications 0.00%, 9/15/07.............      603
    (n)400   Occidente Y Caribe 0.00%, 3/15/04................      348
    (e)195   Onepoint Communications Corp., 14.50%, 6/1/08....      183
       215   Philippine Long Distance Telephone 7.85%,
               3/6/07.........................................      193
    (e)260   Primus Telecommunications Group 9.875%, 5/15/08..      255
       100   Qwest Communications International, Series B,
               10.875%, 4/1/07................................      115
  (e,n)150   Qwest Communications International 0.00%,
               2/1/08.........................................      108
    (n)155   RCN Corp. 0.00%, 10/15/07........................      100
    (n)370   RCN Corp 0.00%, 2/15/08..........................      225
        17   RSL Communications plc 12.25%, 11/15/06..........       19
    (e)115   RSL Communications plc 9.125%, 3/1/08............      112
       150   Rogers Cantel, Inc. 8.30%, 10/1/07...............      147
     (e)55   Satelites Mexicanos S.A. 10.125%, 11/1/04........       53
    (e)180   Total Access Communications 2.00%, 5/31/06.......      140
                                                                -------
                                                                  5,146
                                                                -------
  UTILITIES (0.7%)
        65   Korea Electric Power 7.75%, 4/1/13...............       48
        90   Niagara Mohawk Power 'G' 7.75%, 10/1/08..........       92
    (n)163   Niagara Mohawk Power 'H' 0.00%, 7/1/10...........      112
                                                                -------
                                                                    252
                                                                -------
TOTAL CORPORATE BONDS AND NOTES (COST $24,029)................   24,041
                                                                -------
ASSET BACKED SECURITIES (4.8%)
  AEROSPACE & DEFENSE (0.5%)
       175   Aircraft Lease Portfolio Securitization Ltd.,
               Series 1996-1, Class D 12.75%, 6/15/06.........      174
                                                                -------
  FINANCIAL SERVICES (4.3%)
    (e)241   CA FM Lease Trust 8.50%, 7/15/17.................      253
    (e)235   Commercial Financial Services, Inc., Series
               1997-5, Class A1 7.72%, 6/15/05................      237
  (e,h)315   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
               Class S, IO, 1.64%, 11/12/21...................       25
       150   DR Securitized Lease Trust, Series 1993-K1, Class
               A2 7.43%, 8/15/18..............................      139
       471   DR Securitized Lease Trust, Series 1994-K1, Class
               A1, 7.60%, 8/15/07.............................      466
       100   DR Securitized Lease Trust, Series 1994-K1, Class
               A2, 8.375%, 8/15/15............................      100
    (e)122   First Home Mortgage Acceptance Corp., Series
               1996-B, Class C, 7.93%, 11/1/18................      110
    (e)167   Long Beach Acceptance Auto Grantor Trust 1997-1,
               Class B, 14.22%, 10/26/03......................      166
                                                                -------
                                                                  1,496
                                                                -------
TOTAL ASSET BACKED SECURITIES (COST $1,578)...................    1,670
                                                                -------
FOREIGN GOVERNMENT BONDS (1.2%)
  BONDS (1.2%)
     (n)90   Republic of Argentina BOCON, Series 2, PIK,
               0.00%, 9/1/02..................................      110
    (h)328   Republic of Argentina, Series L, Floating Rate,
               6.625%, 3/31/05................................      290
                                                                -------
TOTAL FOREIGN GOVERNMENT BONDS (COST $394)....................      400
                                                                -------

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------

PREFERRED STOCKS (3.5%)
  ENTERTAINMENT AND LEISURE (2.5%)
       773   Time Warner, Inc., Series M, 10.25%..............  $   860
                                                                -------
  TELECOMMUNICATIONS (0.3%)
  (e)1,000   Concentric Network Corp., 13.50%.................      100
         4   IXC Communications, Inc. PIK 9.50%...............        5
                                                                -------
                                                                    105
                                                                -------
  MULTI-INDUSTRY ( 0.7%)
     2,150   Sinclair Capital, 11.625%........................      238
                                                                -------
TOTAL PREFERRED STOCKS (COST $1,123)..........................    1,203
                                                                -------

    NO. OF
     UNITS
----------

UNITS (0.3%)
  TELECOMMUNICATIONS (0.3%)
  (e,n)170   Viatel, Inc, 0.00%, 4/15/08 (COST $108)..........      102
                                                                -------

    NO. OF
  WARRANTS
----------

WARRANTS (0.1%)
  TELECOMMUNICATIONS (0.1%)
  (a,e)100   Concentric Network Corp., expiring 12/15/07......       --
  (a,e)210   Globalstar Telecom, expiring 2/15/04.............       26
(a,e)1,600   Occidente Y Caribe, expiring 3/15/04.............       --
                                                                -------
TOTAL WARRANTS (COST $0)......................................       26
                                                                -------

      FACE
    AMOUNT
     (000)
----------

SHORT-TERM INVESTMENTS (18.7%)
  DISCOUNT NOTES (14.5%)
$    1,000   Federal Home Mortgage Corp., 5.46%, 7/10/98......      999
     2,000   Federal Home Mortgage Corp., 5.43%, 7/14/98......    1,996
     2,000   Federal Home Mortgage Corp., 5.45%, 7/20/98......    1,994
                                                                -------
                                                                  4,989
                                                                -------
  REPURCHASE AGREEMENT (4.2%)
     1,424   Chase Securities, Inc., 5.40%, dated 6/30/98, due
               7/1/98, to be repurchased at $1,424,
               collateralized by $885 U.S. Treasury Bonds,
               11.25%, due 2/15/15, valued at $1,455..........    1,424
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $6,413)....................    6,413
                                                                -------
TOTAL INVESTMENTS (98.5%) (COST $33,645)......................   33,855
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)..................      523
                                                                -------
NET ASSETS (100%).............................................  $34,378
                                                                -------
                                                                -------

---------------

(a)   --  Non-income producing security
(e)   --  144A Security -- Certain conditions for public sale may exist.
(h)   --  Variable/Floating rate securities -- rate disclosed is as of June 30,
          1998.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.

--------------
          62
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                  SUMMARY OF SECURITIES BY COUNTRY (UNAUDITED)

                                                                                   VALUE      PERCENT OF
COUNTRY                                                                            (000)      NET ASSETS
-------------------------------------------------------------------------------  ----------  -------------
United States..................................................................  $   28,038         81.5%
Canada.........................................................................       1,035          3.0
Argentina......................................................................         635          1.9
Netherlands....................................................................         603          1.8
Mexico.........................................................................         568          1.6
Australia......................................................................         533          1.5
Philippines....................................................................         467          1.4
Brazil.........................................................................         399          1.2
Indonesia......................................................................         355          1.0
Colombia.......................................................................         348          1.0
Korea..........................................................................         300          0.9
Bermuda........................................................................         192          0.6
United Kingdom.................................................................         145          0.4
Thailand.......................................................................         140          0.4
Mauritius......................................................................          97          0.3
                                                                                 ----------          ---
                                                                                 $   33,855         98.5%
                                                                                 ----------          ---
                                                                                 ----------          ---

                                                         -----------------------
                                                                    63
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Denmark                      3.5%
Finland                      4.9%
France                       8.9%
Germany                     10.8%
Italy                        3.7%
Japan                       11.8%
Netherlands                  4.4%
Sweden                       6.1%
Switzerland                  6.8%
United Kingdom              16.8%
Short-Term Investment       14.0%
Other                        8.3%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares             2.08%      8.32%      9.44%     12.72%
-----------------------------------------------------------------
Class B Shares             2.55%      7.55%     10.08%     11.88%
-----------------------------------------------------------------
Class C Shares             6.55%      7.55%     11.86%     11.86%
-----------------------------------------------------------------
MSCI EAFE Index             N/A       6.10%       N/A       9.41%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The Morgan Stanley International (MSCI) EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends are reinvested net of withholding taxes).

TOP FIVE HOLDINGS
                                                 PERCENT OF NET
ISSUER                                COUNTRY        ASSETS
-----------------------------------  ----------  --------------
BG Bank A/S                           Denmark            2.6%
Nestle S.A.                          Switzerland         1.6%
ING Groep N.V.                       Netherlands         1.4%
Telecom Italia S.p.A.                  Italy             1.4%
Iberdrola S.A.                         Spain             1.2%

TOP FIVE SECTORS
                                VALUE     PERCENT OF
SECTOR                          (000)     NET ASSETS
----------------------------  ---------  -------------
Capital Equipment             $  28,326        21.2%
Consumer Goods                   23,891        17.8%
Finance                          19,747        14.8%
Materials                        17,121        12.8%
Services                         11,767         8.8%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             International Magnum    International Magnum    International Magnum
                   Fund - Class A          Fund - Class B          Fund - Class C     MSCI EAFE Index
7/1/96                     $9,500                 $10,000                 $10,000             $10,000
6/30/97                   $11,173                 $11,140                 $11,527             $11,284
6/30/98                   $11,977                 $12,518                 $12,514             $11,613

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; the maximum deferred sales charge was deducted from the value of the investment of $10,000 in Class B and Class C shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Van Kampen International Magnum Fund, formerly known as the Morgan Stanley International Magnum Fund, seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the subadviser. The EAFE countries in which the Portfolio will invest are those comprising the MSCI EAFE Index, which includes Australia, Japan, New Zealand, most Western European nations, and certain developed countries.

For the 12 months ended June 30, 1998, the Van Kampen International Magnum Fund generated a total return of 8.32 percent for the Class A shares at net asset value, as compared to a total return of 6.10 percent for the MSCI EAFE Index.

June marked the end of a very turbulent year in the international markets. The turmoil began with the devaluation of the Thai baht on July 2, 1997, and quickly spread throughout Asia, claiming victims large and small. A year later, the economies of Thailand, Malaysia, Indonesia, and others are on the brink of recession, with some currencies having lost as much as 60 percent of their value versus the dollar. Meanwhile, the weakest stock markets fell as much as 60 percent in local currency terms. No Asian market--developed or developing--has been spared; the MSCI Emerging Markets Far East Index depreciated 65.7 percent in U.S. dollar terms for the 12-month period ended June 30, 1998.

The so-called "Asian Flu" exacerbated problems in Japan, which encountered its own bout of currency weakness. Concerns about excessive bad bank loans, a slowing economy, and a lack of political will to confront these problems also hurt the Japanese stock market, which fell more than 17 percent in yen terms and more than 30 percent in U.S. dollar terms during the past 12 months.

--------------
          64

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

The economic troubles from the Pacific Rim even sent ripples through markets as far away as the United States and Europe, where companies such as banks and high-tech firms with significant exposure to Asia began to feel a pinch in earnings. Despite these selected sectors, however, the tone in both the United States and European markets has remained positive overall. In Europe, the mood bordered on euphoric, particularly in the first quarter of 1998. Europe's overall exposure to Asia is low, and the continent has been focusing on its own economic agenda: the start of the Economic and Monetary Union (EMU) in 1999.

The European equity markets posted a dramatic 20.3 percent rise in the first quarter of 1998, followed by a more modest 5.1 percent gain in U.S. dollar terms for the three-month period ended June 30, 1998. Year-to-date, the European markets have climbed an impressive 26.5 percent in U.S. dollar terms. Investors are bullish about EMU, which took a step closer to reality with May's announcement of the 11 initial participant nations. Although valuations are becoming a bit stretched, fundamentals are generally supportive. The pan-European economy continues to strengthen and interest rates continue to fall, particularly in higher-growth economies like Spain and Italy. Corporate earnings are rising as companies restructure and focus more on creating shareholder value. Flows into European mutual funds have been very strong, as high-flying equity returns have drawn individual investors' assets from low-yielding bank accounts.

In 1998, the European equity markets have been led by strong year-to-date performances in Germany (up 36.5 percent), Finland (up 65.6 percent), and Belgium (up 43.3 percent). Germany has been helped by EMU euphoria and improving economic fundamentals, including lower unemployment rates and benign inflation. Meanwhile, the gains in Finland largely reflect the strong performance of Nokia (+125 percent), which comprises more than half of the EAFE Index. Belgium thrived on the strength of the banking sector, as consolidation in European financial services has boosted the sector throughout the continent. Portugal and Italy, two of the markets that were the strongest during the first quarter, succumbed to profit taking during the second quarter, with each falling more than 2 percent. The United Kingdom is one of the weakest markets year-to-date, falling 2.0 percent for the second quarter and rising only 15.7 percent year to date, with much of the rise attributable to the strength of the pound. Tight monetary policy has threatened to drive the United Kingdom into a recession, while the strength of the currency has hurt exporters.

In sharp contrast to the gains in Europe, the MSCI Japan Index fell 4.5 percent in U.S. dollar terms during the second quarter and declined 2.5 percent during the first six months of the year. Market participants were disappointed by the lack of political will to address the nation's problems, and responded by selling both Japanese equities and the yen. For most of this decade, the Japanese economy has been hampered by billions of dollars of bad bank loans and the lack of a coherent and stimulative fiscal policy. Permanent tax cuts, coupled with the creation of an institution similar to the Resolution Trust Corporation could help solve these problems and provide an economic boost. So far, however, the ruling party has been unwilling or unable to implement these or other changes. Given the lack of progress, investors abandoned Japanese assets, causing the Japanese currency to depreciate by more than 13 percent versus the U.S. dollar and the Nikkei 225 Index to fall 11 percent in the second quarter alone. In mid-June, during the most panic-filled moments of the sell-off, the U.S. Federal Reserve Board and the Bank of Japan intervened in the currency markets to support the yen. This show of solidarity gave yen-selling speculators pause and bought policy makers a little time. However, elections in early July handed the leading LDP party a surprising defeat and caused Prime Minister Hashimoto to resign. As of this writing, many issues remained unresolved, including the future leadership of the world's second-largest economy and the nation's ability to address its economic problems.

Following a short-lived rally during the first quarter, the equity markets of Asia (excluding Japan) depreciated 22.6 percent for the quarter and 17.4 percent year-to-date in U.S. dollar terms. The markets resumed their downward trend after it became clear a cure for the Asian Flu had yet to be found. As expected, economic growth has fallen off substantially following last year's currency devaluations. In Singapore, where the market fell 35.2 percent during the second quarter, credit contracted for the first time in a decade and GDP growth is expected to be a meager 0.5 percent. In Hong Kong (down 26.9 percent during the second quarter), authorities postponed the real estate

                                                              ------------------
                                                                    65

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

auctions that provide the government with most of its revenues, choosing instead to support real estate values that have fallen by more than 50 percent from their highs. The markets were also rattled by comments from Chinese officials that the free fall in the yen would need to be stopped lest China be forced to devalue the yuan and perhaps the Hong Kong dollar to maintain competitiveness. Devaluation in China, in turn, would lead to another round of currency devaluations throughout the region as other export-oriented Asian nations struggled to remain competitive with their larger neighbors. Although the threat of such a move prompted the United States to intervene in the currency markets to stem the yen's slide, the continued lack of stability, combined with the dramatic fall-off in economic activity throughout the region, kept investors at bay. Japan is Asia's engine of growth, and until its economy revives, the region will have difficulty stabilizing.

The International Magnum Fund outperformed the benchmark MSCI EAFE Index during the past 12 months due to a variety of factors. Our regional allocation contributed to performance--we continued to reduce exposure to Asia and Japan while increasing European holdings. Stock selection in Europe was negative, as we were underweight in the bank and insurance sectors, which were among the stronger performers. We benefited, however, by strong performance in our Japanese stocks, where we concentrated on export-oriented companies. Style also hurt performance in Europe as growth stocks outperformed our portfolio's value stocks by a rather wide margin, particularly during the second quarter of 1998. Our hedged exposure to the yen and the Deutschemark, both of which depreciated versus the dollar, added to performance.

During the second quarter of 1998 we continued to increase the Fund's exposure to Europe based on our belief that fears of an Asian-induced slowdown there were overdone and that EMU would enhance growth prospects for the region. We moved from a slightly underweight position to a slightly overweight one, such that European holdings now make up about three-quarters of the portfolio.

Looking ahead, Europe appears to offer the most attractive investment potential. Consequently, we anticipate increasing our exposure to the region. Although valuations in Europe are extended relative to historical levels, we expect fundamentals to remain supportive, with increased crossborder investment, share buybacks, mergers and acquisitions, and lower interest rates all being positive factors for equities. Furthermore, earnings expectations have bottomed and are rising, as free cash flow has hit the highest levels in 25 years.

We will maintain our underweight positions in Japan and Asia pending signs of improvement in the region. Specifically, we will carefully monitor political developments in Japan, as the choice of a new prime minister may signal the policies that will be implemented. We will continue to look for signs that the bad debt crisis is being addressed, and we would view any permanent tax cut or other stimulative policy as a positive move. Without stability and growth in Japan, however, we believe opportunities for regional growth throughout Asia will be limited.

Francine J. Bovich
PORTFOLIO MANAGER

--------------

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

COMMON STOCKS (85.8%)
  AUSTRALIA (1.2%)
    35,000   Australia & New Zealand Banking Group Ltd........  $    242
     9,150   Brambles Industries Ltd..........................       180
    18,600   Commonwealth Bank of Australia...................       217
     6,200   Lend Lease Corp. Ltd.............................       125
    14,500   National Australia Bank Ltd......................       191
    40,240   News Corp., Ltd..................................       329
    33,200   Seven Network Ltd................................       100
   112,500   Telstra Corp., Ltd...............................       289
                                                                --------
                                                                   1,673
                                                                --------
  AUSTRIA (0.6%)
    12,000   Boehler-Udderholm AG.............................       793
                                                                --------
  BELGIUM (0.6%)
    14,430   G.I.B. Holdings Ltd..............................       814
                                                                --------
  DENMARK (3.5%)
    56,900   BG Bank A/S......................................     3,527
    12,500   Unidanmark A/S 'A' (Registered)..................     1,124
                                                                --------
                                                                   4,651
                                                                --------
  FINLAND (4.9%)
    11,500   Huhtamaki Oyj 'I'................................       658
     6,675   Kone Oyj 'B'.....................................       937
   113,900   Merita Ltd. 'A'..................................       752
    32,399   Metra Oyj 'B'....................................     1,064
    19,800   Partek Oyj Abp...................................       343
    77,900   Rautaruukki Oyj..................................       597
    11,450   Sampo Insurance Co., Ltd., Class A...............       543
    40,050   The Rauma Group..................................       822
    50,000   Valmet Oyj.......................................       863
                                                                --------
                                                                   6,579
                                                                --------
  FRANCE (8.9%)
     2,200   Alcatel Alsthom..................................       448
     1,139   Bongrain S.A.....................................       572
     6,642   Cie de Saint-Gobain..............................     1,231
    10,670   Elf Aquitaine S.A................................     1,500
    10,900   France Telecom S.A...............................       752
     5,300   Groupe Danone RFD................................     1,461
     8,700   Lafarge S.A......................................       899
    18,988   Legris Industries S.A............................       889
     7,770   Michelin (C.G.D.E.) 'B'..........................       448
    10,400   Rhone-Poulenc S.A. 'A'...........................       586
     4,600   Scor.............................................       292
  (a)8,400   SGS-Thomson Microelectronics N.V.................       595
    11,600   Total S.A. 'B'...................................     1,508
     3,270   Union des Assurances Federales...................       515
    16,450   Usinor Sacilor...................................       254
                                                                --------
                                                                  11,950
                                                                --------
  GERMANY (10.8%)
    31,800   BASF AG..........................................     1,508
    19,900   Bayer AG.........................................     1,027
     8,300   Bayer Vereinsbank AG.............................       706
     2,660   Buderus AG.......................................     1,327
     2,780   Dyckerhoff AG....................................     1,107
    25,110   Gerresheimer Glas AG.............................       377
     6,000   Hornbach Holding AG..............................       551
    14,020   Metro AG.........................................       851

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  (a)4,040   Philip Holzmann AG...............................  $    968
     6,260   Plettac AG.......................................       875
     2,320   Suedzucker AG....................................     1,411
    15,000   Veba AG..........................................     1,023
     1,790   Viag AG..........................................     1,211
     1,583   Volkswagen AG....................................     1,523
                                                                --------
                                                                  14,465
                                                                --------
  HONG KONG (0.7%)
    28,400   CLP Holdings Ltd.................................       129
   134,600   Hong Kong & China Gas Co., Ltd...................       153
     5,500   Hong Kong & Shanghai Bank Holdings plc...........       135
    55,500   Hong Kong Electric Holdings Ltd..................       172
    63,200   Hong Kong Telecommunications Ltd.................       119
    22,600   Hutchison Whampoa Ltd............................       119
    49,000   Li & Fung Ltd....................................        79
    25,000   Television Broadcasting Ltd......................        66
                                                                --------
                                                                     972
                                                                --------
  ITALY (3.7%)
   275,000   Magneti Marelli S.p.A............................       604
    55,400   Marzotto (Gaetano) & Figli S.p.A.................       845
   111,600   Mediaset S.p.A...................................       712
   255,800   Sogefi S.p.A.....................................       857
   388,224   Telecom Italia S.p.A.............................     1,880
                                                                --------
                                                                   4,898
                                                                --------
  JAPAN (11.8%)
    47,000   Amada Co., Ltd...................................       229
     4,000   Autobacs Seven Co., Ltd..........................       115
    21,000   Canon, Inc.......................................       477
    31,000   Casio Computer Co., Ltd..........................       288
    21,000   Dai Nippon Printing Co., Ltd.....................       336
    85,000   Daicel Chemical Industries Ltd...................       180
    45,000   Daifuku Co., Ltd.................................       168
    41,000   Daikin Industries Ltd............................       264
     4,100   Family Mart......................................       156
    17,000   Fuji Machine Manufacturing Co....................       451
    13,000   Fuji Photo Film Co...............................       453
    28,000   Fujitec Co., Ltd.................................       170
    49,000   Fujitsu Ltd......................................       516
    68,000   Furukawa Electric................................       229
    14,000   Hitachi Credit Corp..............................       236
    72,000   Hitachi Ltd......................................       470
    13,000   Inabata & Co.....................................        40
    50,000   Kaneka Corp......................................       263
    17,000   Kurita Water Industries..........................       201
     7,700   Kyocera Corp.....................................       377
    18,000   Kyudenko Co., Ltd................................       118
    18,000   Lintec Corp......................................       157
    32,000   Matsushita Electric Industrial Co., Ltd..........       515
    92,000   Mitsubishi Chemical Corp.........................       167
    26,000   Mitsubishi Estate Co., Ltd.......................       229
    85,000   Mitsubishi Heavy Industries Ltd..................       321
    22,000   Mitsumi Electric Co., Ltd........................       389
     8,000   Murata Manufacturing Co., Inc....................       260
    51,000   NEC Corp.........................................       476
    23,000   Nifco, Inc.......................................       182
     6,000   Nintendo Corp., Ltd..............................       556
     1,000   Nippon Pillar Packing............................         4
        56   Nippon Telephone & Telegraph Corp................       465

                                                         -----------------------
                                                                    67
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  JAPAN (CONT.)

   101,000   Nissan Motor Co., Ltd............................  $    318
    17,000   Nissha Printing Co., Ltd.........................       104
     9,000   Ono Pharmaceutical Co., Ltd......................       215
    45,000   Ricoh Co., Ltd...................................       474
    12,000   Rinnai...........................................       182
     9,000   Sangetsu Co., Ltd................................       116
    21,000   Sankyo Co., Ltd..................................       479
    30,000   Sanwa Shutter Corp...............................       132
    28,000   Sekisui Chemical Co..............................       143
    22,000   Sekisui House Ltd................................       171
     6,000   Shimamura Co., Ltd...............................       162
    38,000   Shin-Etsu Polymer Co., Ltd.......................       153
     6,900   Sony Corp........................................       595
    12,000   Sumitomo Marine & Fire Insurance Co..............        67
    28,000   Suzuki Motor Co., Ltd............................       254
     7,000   TDK Corp.........................................       518
    12,000   Tokyo Electron Ltd...............................       368
   117,000   Toshiba Corp.....................................       479
    19,000   Toyota Motor Corp................................       492
    67,000   Tsubakimoto Chain Co.............................       225
    23,000   Yamaha Corp......................................       224
    22,000   Yamanuchi Pharmaceutical Co......................       459
                                                                --------
                                                                  15,788
                                                                --------
  MALAYSIA (0.1%)
     5,000   Carlsberg Brewery Malaysia Bhd...................        15
    25,000   Guiness Anchor Bhd...............................        27
     8,000   Nestle Bhd.......................................        36
     7,600   Rothmans of Pall Mall Bhd........................        53
                                                                --------
                                                                     131
                                                                --------
  NETHERLANDS (4.4%)
    29,600   ABN Amro Holding N.V.............................       693
     6,300   Akzo Nobel N.V...................................     1,401
    28,943   ING Groep N.V....................................     1,896
     2,400   Koninklijke Bijenkorf Beheer.....................       168
    34,900   Koninklijke KNP BT N.V...........................       901
     9,600   Phillips Electronics N.V.........................       808
                                                                --------
                                                                   5,867
                                                                --------
  NEW ZEALAND (0.1%)
    56,000   AMP NZ Office Trust..............................        26
     1,840   Fletcher Challenge Forests.......................         1
     4,000   Telecom Corp. of New Zealand Ltd. IR.............         9
     8,800   Telecom Corp. of New Zealand Ltd.................        36
                                                                --------
                                                                      72
                                                                --------
  NORWAY (1.1%)
    67,800   Saga Petroleum ASA 'B'...........................       960
    15,600   Sparebanken NOR..................................       448
                                                                --------
                                                                   1,408
                                                                --------
  SINGAPORE (0.2%)
  (a)6,200   Creative Technology Ltd..........................        75
    45,000   NatSteel Ltd.....................................        75
    21,000   United Overseas Bank Ltd. (Foreign)..............        65
    23,000   Venture Manufacturing Ltd........................        44
                                                                --------
                                                                     259
                                                                --------
                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  SPAIN (3.5%)
    27,800   Banco Bilbao Vizcaya, S.A. (Registered)..........  $  1,427
   100,100   Iberdrola S.A....................................     1,625
    13,050   Telefonica de Espana.............................       603
  (a)1,386   Telefonica de Espana.............................        64
    69,100   Uralita S.A......................................       985
                                                                --------
                                                                   4,704
                                                                --------
  SWEDEN (6.1%)
    31,700   Autoliv Inc., Swedish Depository Receipt.........     1,013
    27,600   BT Industries AB.................................       557
    41,600   Esselte AB 'B'...................................       965
     1,810   Fastighets AB Balder.............................        18
   214,900   Nordbanken Holding AB............................     1,576
    16,300   Pharmicia & Upjohn, Inc. Depository Shares.......       750
    56,300   PLM AB...........................................       889
     2,200   S.K.F. AB 'B'....................................        40
    20,300   Spectra-Physics AB 'A'...........................       325
    40,200   Svedala Industries AB............................       932
    23,500   Svenska Handelsbanken 'A'........................     1,090
                                                                --------
                                                                   8,155
                                                                --------
  SWITZERLAND (6.8%)
        30   Ascom Holding AG (Bearer)........................        56
       470   Bobst AG (Bearer)................................       865
       824   Cie Financiere Richemont AG, Class A.............     1,079
     1,910   Forbo Holding AG (Registered)....................       973
     1,245   Holderbank Financiere Glarus AG 'B' (Bearer).....     1,585
       970   Nestle S.A. (Registered).........................     2,077
        80   Schindler Holding AG (Participating
               Certificates)..................................       122
       434   Schindler Holding AG (Registered)................       673
       830   Schweizerische Industrie-Gesellschaft Holding AG
               (Registered)...................................       676
     3,530   Valora Holding AG (Registered)...................       932
                                                                --------
                                                                   9,038
                                                                --------
  UNITED KINGDOM (16.8%)
   327,000   Aegis Group plc..................................       530
    50,689   Bank of Ireland..................................     1,040
    69,762   Bank of Scotland.................................       782
   195,611   BG plc...........................................     1,132
    85,500   British Telecommunications plc...................     1,057
   134,988   BTR plc, Class B.................................       383
   101,100   Bunzl plc........................................       474
    67,450   Burmah Castrol plc...............................     1,205
    55,100   Capital Radio plc................................       654
   134,100   Charter plc......................................     1,401
    28,375   Commercial Union plc.............................       530
       700   Danka Business Systems plc.......................         2
    48,983   Diageo plc.......................................       581
   104,900   Glynwed International plc........................       432
    66,700   Great Universal Stores plc.......................       880
    25,200   Halma plc........................................        52
   148,200   Imperial Tobacco Group plc.......................     1,094
    38,898   John Mowlem & Co. plc............................        94
    78,425   Lonrho Africa plc................................       368
 (a)58,425   Lonrho Africa plc................................        70
   320,700   Medeva plc.......................................       910
    29,500   Peninsular & Oriental Steam Navigation Co........       425
   126,000   Premier Farnell plc..............................       640
 1,804,100   Premier Oil plc..................................     1,273

--------------
          68
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

    84,768   Reckitt & Colman plc.............................  $  1,619
    14,500   RMC Group plc....................................       252
    98,882   Royal & Sun Alliance Insurance Group plc.........     1,023
   347,300   Scapa Group plc..................................     1,102
   107,100   SIG plc..........................................       402
    36,350   Tate & Lyle plc..................................       288
    33,600   Unilever plc.....................................       358
    35,500   Westminster Health Care Holdings plc.............       189
   204,100   WPP Group plc....................................     1,339
                                                                --------
                                                                  22,581
                                                                --------
TOTAL COMMON STOCKS (COST $104,799)...........................   114,798
                                                                --------

      FACE
    AMOUNT
     (000)
----------

CONVERTIBLE DEBENTURE (0.0%)
  NEW ZEALAND (0.0%)
$    (a)56   AMP Office Trust, 7.50%, 6/30/03 (COST $33)......        25
                                                                --------

    NO. OF
    RIGHTS
----------

RIGHTS (0.0%)
  GERMANY (0.0%)
 (a)14,020   Metro AG (COST $0)...............................         1
                                                                --------

    NO. OF
  WARRANTS
----------
WARRANTS (0.0%)
  HONG KONG (0.0%)
  (a)5,300   Hong Kong and China Gas Co., Ltd. (expiring
               9/30/99) (COST $0).............................        --
                                                                --------
TOTAL FOREIGN SECURITIES (85.8%) (COST $104,832)..............   114,824
                                                                --------

      FACE
    AMOUNT                                                         VALUE
     (000)                                                         (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (14.0%)
  REPURCHASE AGREEMENT (14.0%)
$   18,731   Chase Securities, Inc., 5.40%, dated 6/30/98, due
               7/1/98, to be repurchased at $18,734,
               collateralized by $18,690 U.S. Treasury Notes,
               5.625%, due 2/15/06, valued at $19,163 (COST
               $18,731).......................................  $ 18,731
                                                                --------
TOTAL INVESTMENTS IN SECURITIES (99.8%) (COST $123,563).......   133,555
                                                                --------
FOREIGN CURRENCY (0.5%)
BEF    491   Belgian Franc....................................        13
 GBP   116   British Pound....................................       193
 DKK     1   Danish Krone.....................................        --
FIM    718   Finnish Marka....................................       131
FRF    657   French Franc.....................................       109
 DEM    52   German Mark......................................        29
 HKD   672   Hong Kong Dollar.................................        87
ITL  71,350  Italian Lira.....................................        40
JPY   9,579  Japanese Yen.....................................        69
 MYR     8   Malaysian Ringgit................................         2
 NZD     3   New Zealand Dollar...............................         2
 SGD     2   Singapore Dollar.................................         1
ESP     73   Spanish Peseta...................................        --
 CHF    35   Swiss Franc......................................        23
                                                                --------
TOTAL FOREIGN CURRENCY (COST $698)............................       699
                                                                --------
TOTAL INVESTMENTS (100.3%) (COST $124,261)....................   134,254
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%).................      (376)
                                                                --------
NET ASSETS (100%).............................................  $133,878
                                                                --------
                                                                --------

---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend

                                                         -----------------------
                                                                    69
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                             IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ------------  ---------  -----------------
$          62  $      62      7/1/98     FIM    343  $      62      $      --
$          76         76      7/1/98      DEM   138         76             --
$         112        112      7/1/98     SEK    895        112             --
$          15         15      7/2/98      MYR    64         15             --
  BEF     491         13      7/2/98   $         13         13             --
   HKD    619         80      7/2/98   $         80         80             --
 ITL   71,336         40      7/2/98   $         40         40             --
$         295        295      7/7/98      SGD   503        298              3
   SGD    503        298      7/7/98   $        285        285            (13)
   DEM  1,714        951     7/14/98   $        942        942             (9)
$       1,647      1,647     7/16/98    JPY 226,434      1,638             (9)
 JPY  226,434      1,638     7/16/98   $      1,768      1,768            130
  CHF   1,286        850     7/21/98   $        868        868             18
$       2,513      2,513     7/29/98    JPY 344,961      2,500            (13)
 JPY  344,961      2,500     7/29/98   $      2,685      2,685            185
   DEM  1,714        953     8/14/98   $        972        972             19
$         301        301     8/19/98    JPY  41,135        299             (2)
 JPY  259,357      1,885     8/19/98   $      1,962      1,962             77
 JPY  320,073      2,334     9/10/98   $      2,343      2,343              9
   DEM    317        177     9/14/98   $        176        176             (1)
   DEM  1,323        737     9/14/98   $        734        734             (3)
 JPY  376,055      2,749     9/28/98   $      2,761      2,761             12
 JPY  506,990      3,722    10/26/98   $      3,587      3,587           (135)
               ---------                             ---------          -----
               $  23,948                             $  24,216      $     268
               ---------                             ---------          -----
               ---------                             ---------          -----

---------------

BEF   --  Belgian Franc
CHF   --  Swiss Franc
DEM   --  German Mark
FIM   --  Finnish Markka
HKD   --  Hong Kong Dollar
ITL   --  Italian Lira
JPY   --  Japanese Yen
MYR   --  Malaysian Ringgit
SEK   --  Swedish Krona
SGD   --  Singapore Dollars

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                MARKET     PERCENT OF
INDUSTRY                                                                         VALUE     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Capital Equipment............................................................  $  28,326         21.2%
Consumer Goods...............................................................     23,891         17.8
Finance......................................................................     19,770         14.8
Materials....................................................................     17,121         12.8
Services.....................................................................     11,767          8.8
Energy.......................................................................      8,400          6.3
Multi-Industry...............................................................      5,549          4.1
                                                                               ---------          ---
                                                                               $ 114,824         85.8%
                                                                               ---------          ---
                                                                               ---------          ---

--------------
          70
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI LATIN AMERICA GLOBAL INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                    9.6%
Brazil                      44.6%
Chile                        6.9%
Colombia                     0.7%
Mexico                      33.3%
Short-Term Investment        3.3%
Other                        1.6%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares            -22.11%    -17.37%     7.08%      8.67%
-----------------------------------------------------------------
Class B+ Shares           -21.06%    -17.82%    18.43%     19.17%
-----------------------------------------------------------------
Class C Shares            -18.50%    -17.86%     7.83%      7.83%
-----------------------------------------------------------------
MSCI Latin America
Global Index:
  Class A & C Shares        N/A      -24.92%      N/A       1.02%
  Class B Shares            N/A      -24.92%      N/A       7.73%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The MSCI Latin America Global Index is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends are reinvested).

TOP FIVE HOLDINGS
                                                   PERCENT OF
ISSUER                                 COUNTRY     NET ASSETS
------------------------------------  ---------  --------------
CRT                                    Brazil           12.6%
Telebras                               Brazil            9.8%
FEMSA YBD                              Mexico            7.4%
Telemex                                Mexico            7.3%
CEMIG                                  Brazil            6.6%

TOP FIVE SECTORS
                                VALUE     PERCENT OF
SECTOR                          (000)     NET ASSETS
----------------------------  ---------  -------------
Services                      $  41,509        49.9%
Energy                           13,424        16.1%
Consumer Goods                   11,891        14.3%
Materials                         6,239         7.5%
Finance                           5,134         6.2%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Latin American   Latin American    MSCI Latin America
              Fund Class A     Fund Class C          Global Index
7/6/94              $9,500          $10,000               $10,000
6/30/95             $7,327           $7,542                $8,517
6/30/96            $10,210          $10,532               $10,002
6/30/97            $16,062          $16,434               $14,587
6/30/98            $13,136          $13,508               $10,952

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Van Kampen Latin American Fund, formerly known as the Morgan Stanley Latin American Fund, is to provide long-term capital appreciation by investing primarily in equity securities of Latin American issuers.

For the 12 months ended June 30, 1998, the Van Kampen Latin American Fund had a total return of -17.37 percent for the Class A shares at net asset value, as compared to a total return of -24.92 percent for the Morgan Stanley Capital International (MSCI) Latin America Global Index.

The Asian crisis that began July 2, 1997, with the Thai baht devaluation and its subsequent contagion throughout the emerging markets resulted in poor performance across all Latin markets in the last half of 1997. However, the Fund outperformed its benchmark during the period, primarily because of strong country allocation and stock selection. The largest contributors to the Fund's outperformance were our overweight exposure in Mexico, underweight exposure in Chile, increased exposure to Brazil in early December, and strong stock selection in Mexico, where we focused on the consumer-related companies.

Investors punished Brazil during the second half of 1997, as its stock market decreased 18.4 percent. Because Brazil follows a fixed exchange rate regime and has both a large current account and fiscal deficit, superficial similarities to Southeast Asian countries led to fears of a currency devaluation. The effect of these fears was exacerbated by profit taking following the large gains of the prior year. During the fourth quarter of 1997, Brazil was able to distance itself from the focus on Asia as

                                                              ------------------
                                                                    71

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

Brazilian authorities made positive moves to support the equity market. These moves included an aggressive, well-planned response to the crisis, including the doubling of interest rates and a significant tightening of fiscal policy.

Mexico was the region's best performing market during the first half of the period, appreciating 16.8 percent. The outstanding performance was largely due to the recovery of the Mexican consumer, as evidenced by improving retail and consumer production sales, and increasing real wages.

Elsewhere in Latin America, Argentina declined 1.4 percent during the last six months of 1997 largely in sympathy with the overall weakness of equity prices in the region. The Chilean market decreased 21.3 percent during the same period because of modest profit taking during the third quarter and commodity deflation during the fourth quarter of last year.

Colombia posted the second best return in Latin America, appreciating 3.3 percent during the second half of 1997. The Colombian equity market benefited from improved sentiment as investors anticipated an end to the economic slowdown and subsequent upturn in growth. Peru decreased 14.9 percent during the period, largely in response to concerns over effect of El Nino on the economy, and political instability. Weakening oil prices fueled Venezuela's 10.9 percent decline.

Renewed turmoil in Asia led to continued declines in all Latin equity markets in the first half of 1998. Overall, the Latin American region decreased 19.9 percent during the first six months of 1998, driven by returns in Venezuela (down 45.7 percent), Brazil (down 15.9 percent), and Mexico (down 22.2 percent). Peru was the best performing Latin market during the period, decreasing 9.9 percent. Rounding out the region, Argentina declined 16.4 percent, Colombia declined 30.0, and Chile decreased 21.2 percent. Declining commodity prices (particularly oil and copper) and political noise surrounding upcoming presidential elections in Brazil and Venezuela negatively affected these markets.

Weak fiscal fundamentals, coupled with rising political uncertainty, led to a sharp decline in Brazilian stocks after a brief rally early in the year. We question the ability of the Brazilian government to strengthen its fiscal position prior to this year's elections. Political jitters already were apparent in early June as President Cardoso's opposition (left-wing party candidate Lula) began to gain popularity. President Cardoso's drop in the polls largely reflected social malaise in the aftermath of the government's mishandling of the drought and famine conditions in the Northeast, fires in the Amazon forest, growing unemployment, and unfortunate statements regarding the work ethics of those who are eligible to retire. While Brazil offers attractive value and growth opportunities on a stock level, we are cautious with respect to its widening fiscal deficit and vulnerable currency. We continue to focus on the telecom sector given its strong operating earnings growth and privatization potential.

The Mexican equities market faltered due to declining oil prices and a reduction in capital inflows. During the past 12 months, the average oil export price for Mexico has declined nearly 40 percent. Because oil represents 32 percent of Mexico's total revenues, the sharp decline in energy prices has been particularly detrimental for fiscal performance. Because of attractive valuations introduced during the quarter in selected stocks, we increased our exposure from a market-neutral position to a modest overweight position. In spite of the oil-price squeeze, we expect economic growth in Mexico to remain healthy, fueled by strong consumer demand. Thus, our focus is on such consumer-related industries as beverages and retailers.

Stock prices in Argentina decreased in sympathy with the region and because of concerns about a widening trade deficit. We increased our Argentine exposure to a modest underweight position. We are encouraged by Argentina's strong economic activity, low inflation, increasing international reserves, and improving fiscal deficit. In Argentina, we are focusing on the telecom companies, which offer strong operating earnings growth.

High domestic interest rates, commodity price deflation, and weak demand from Asia for copper, forestry products, and fishmeal drove the Chilean market's decline. Interest rates have been continually raised by the central bank since the beginning of 1998 in an effort to defend the Chilean

--------------
          72

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

peso and narrow the country's trade deficit. The high interest rates have hindered stock market returns, as local investors preferred to tap the fixed-income market and foreign investors remained on the sidelines awaiting signs of a rate cut.

In other Latin American markets, investors greeted Colombia President-elect Pastrana's victory on June 21 with optimism. However, lending rates averaging 15 percent--the highest levels in 13 years--dampened investor sentiment. In April, we exited both the Peruvian and Venezuelan markets. In Peru, deteriorating external accounts and slow growth have undermined equity-market performance. Meanwhile, higher interest rates, a tense political environment, and currency concerns led to our decision to eliminate our exposure to the Venezuelan market.

From a longer-term perspective, we are optimistic that capital flows will return to Latin America. Stock prices in the region generally offer the best fundamentals of all the emerging markets. As of the end of the reporting period, the average Latin America stock sold for 10 times estimated 1999 earnings, while profits were forecasted to grow by 15 percent next year.

Robert L. Meyer                            Andy B. Skov
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                        VALUE
          SHARES                                                        (000)
-----------------------------------------------------------------------------

COMMON STOCKS (65.6%)
  ARGENTINA (9.6%)
         125,350   Telecom Argentina S.A. ADR.......................  $ 3,737
         105,508   Telefonica de Argentina ADR......................    3,423
          27,410   YPF ADR..........................................      824
                                                                      -------
                                                                        7,984
                                                                      -------
  BRAZIL (15.1%)
          48,643   CEMIG ADR........................................    1,506
          (e)835   CEMIG ADR........................................       26
          49,950   CVRD ADR.........................................    1,056
    (a)2,289,172   Companhia de Electricidade do Estado do Rio de
                     Janeiro........................................    1,128
         201,955   Copel............................................    1,886
       (e)31,925   Coteminas ADR....................................      435
      (a)600,500   Iven.............................................      301
     (a,e)10,410   Lojas Arapua ADR.................................        6
       (e)44,275   Petrobras ADR....................................      826
         187,805   Rossi Residencial S.A. GDS.......................      939
       (e)60,287   Rossi Residencial S.A............................      301
          26,491   Telebras ADR.....................................    2,892
          43,762   Unibanco GDR.....................................    1,291
                                                                      -------
                                                                       12,593
                                                                      -------
  CHILE (6.9%)
           5,440   Banco Edwards ADR................................       77
          10,475   Banco Santander ADR..............................      135
          10,060   Banco Santiago ADR...............................      168
          35,150   CCU ADR..........................................      743
          66,060   Chilectra ADR....................................    1,404
          19,606   Cia Telecom ADR..................................      398
          24,110   D & S ADR........................................      362
          64,153   Empressa Nacional de Electricidad S.A. ADR.......      914
          30,245   Enersis S.A. ADR.................................      739
           9,460   Gener ADR........................................      173
          32,200   Quinenco ADR.....................................      290
          28,582   Santa Isabel S.A. ADR............................      314
                                                                      -------
                                                                        5,717
                                                                      -------
  COLOMBIA (0.7%)
             575   BanColombia......................................        1
          60,609   Bavaria..........................................      354
         110,584   Valores Bavaria SA...............................      190
                                                                      -------
                                                                          545
                                                                      -------
  MEXICO (33.3%)
      (a)466,867   Banacci 'B'......................................      909
      (a)166,310   Banacci 'L'......................................      268
       2,801,313   Bancomer 'B'.....................................    1,044
          92,140   Carso 'A1'.......................................      379
          70,254   Cemex 'B' ADR....................................      620
         588,061   Cemex 'CPO'......................................    2,204
          16,110   Cemex ADR........................................      121
         152,600   Cemex S.A. de C.V. 'B'...........................      673
         520,115   Cifra 'B'........................................      773
          75,850   Cifra 'C'........................................      105
           3,522   Cifra ADR........................................       52
          58,253   FEMSA ADR........................................    1,835
      (a)138,292   FEMSA............................................    4,307
          64,630   Groupo Modelo 'C'................................      543
         205,270   Grupo Industrial Bimbo S.A. de CV 'A'............      406
         574,974   Kimberly 'A'.....................................    2,030
         461,233   Soriana 'B'......................................    1,324

                                                                        VALUE
          SHARES                                                        (000)
-----------------------------------------------------------------------------
         126,698   Telemex ADR......................................  $ 6,089
      (a)100,258   Televisa CPO ADR.................................    3,772
          27,190   TV Azteca ADR....................................      294
                                                                      -------
                                                                       27,748
                                                                      -------
TOTAL COMMON STOCKS (COST $62,319)..................................   54,587
                                                                      -------
PREFERRED STOCKS (29.5%)
  BRAZIL (NON-VOTING STOCKS) (29.5%)
  (a,d)8,115,000   Banco Nacional...................................       --
     126,469,735   CEMIG............................................    3,937
       9,617,022   CRT..............................................   10,486
          18,500   CVRD.............................................      368
       (a)44,859   Centrais Geradoras do Sul do Brasil S.A..........       61
       1,689,000   Cia Cimento Portland Itau........................      299
       2,492,000   Coteminas........................................      679
       2,961,000   Encorpar ADR.....................................        7
      64,912,167   Gerdau...........................................      898
           8,000   Globex Utilidades S.A............................       69
   (a)19,195,300   Lojas Arapua S.A.................................       12
      21,326,700   Lojas Renner S.A.................................      627
       (a)11,891   TELESP Class B...................................      987
      48,604,783   Telebras.........................................    5,287
       (a)14,670   Telerj Celular S.A...............................      863
       (a)31,997   Vale Do Rio Doce ADR.............................       --
                                                                      -------
TOTAL PREFERRED STOCKS (COST $30,177)...............................   24,580
                                                                      -------
TOTAL FOREIGN SECURITIES (95.1%) (COST $92,496).....................   79,167
                                                                      -------

            FACE
          AMOUNT
           (000)
----------------

SHORT-TERM INVESTMENT (3.3%)
  REPURCHASE AGREEMENT (3.3%)
$          2,772   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                     7/1/98, to be repurchased at $2,772,
                     collateralized by $1,725 U.S. Treasury Bonds,
                     11.25%, due 2/15/15, valued at $2,836 (COST
                     $2,772)........................................    2,772
                                                                      -------
TOTAL INVESTMENT IN SECURITIES (98.4%) (COST $95,268)...............   81,939
                                                                      -------
FOREIGN CURRENCY (1.4%)
    ARP      482   Argentine Peso...................................      482
    BRL      267   Brazilian Real...................................      231
   COP     6,920   Colombian Peso...................................        5
   MXP     3,465   Mexican Peso.....................................      385
   PSS         3   Peruvian New Sol.................................        1
   VEB    10,387   Venezuelan Bolivar...............................       19
                                                                      -------
TOTAL FOREIGN CURRENCY (COST $1,126)................................    1,123
                                                                      -------
TOTAL INVESTMENTS (99.8%) (COST $96,394)............................   83,062
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)........................      160
                                                                      -------
NET ASSETS (100%)...................................................  $83,222
                                                                      -------
                                                                      -------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value--see note A-1 to financial statements
(e)   --  144A Security--certain conditions for public sale may exist
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares

--------------
          74
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                 IN EXCHANGE                  NET UNREALIZED
TO DELIVER     VALUE      SETTLEMENT          FOR           VALUE        GAIN (LOSS)
  (000)        (000)         DATE            (000)          (000)           (000)
----------     -----     -------------  ---------------     -----     -----------------
MXP 2,158    $     240        7/1/98       $     240      $     240       $      --

---------------

MXP   --  Mexican Peso

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                  VALUE     PERCENT OF
INDUSTRY                                                                          (000)     NET ASSETS
------------------------------------------------------------------------------  ---------  -------------
Services......................................................................  $  41,509         49.9%
Energy........................................................................     13,424         16.1
Consumer Goods................................................................     11,891         14.3
Materials.....................................................................      6,239          7.5
Finance.......................................................................      5,134          6.2
Multi-Industry................................................................        970          1.1
                                                                                ---------          ---
                                                                                $  79,167         95.1%
                                                                                ---------          ---
                                                                                ---------          ---

                                                         -----------------------
                                                                    75
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
INVESTMENTS IN SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Certificates of Deposit                   25.1%
Commercial Paper                          47.2%
Corporate Floating Rate Notes              6.7%
U.S. Government & Agency Obligations       4.2%
Short-Term Investment                     16.4%
Other                                      0.4%

TOP FIVE HOLDINGS
                                            PERCENT OF
SECURITY                  INSTRUMENT        NET ASSETS
--------------------  ------------------  --------------
Federal Home Loan
 Mortgage Corp.       U.S. Government &
 Discount Note        Agency Obligation           4.2%
Swiss Bank, New York   Certificates of
                           Deposit                3.4%
Daimler-Benz           Commercial Paper           3.3%
Monsanto Co.           Commercial Paper           2.8%
Canadian Imperial      Certificates of
 Bank (Yankee)             Deposit                2.5%

The investment objective of the Morgan Stanley Money Market Fund is to provide a high level of current interest income consistent with maintaining liquidity and stability of principal. Obligations held by the Money Market Fund will have remaining maturities of 397 days or less. In pursuing its investment objective, the Fund invests in a broad range of U.S. dollar-denominated instruments, such as government, bank, and commercial obligations.

The annualized seven-day yield and seven-day effective yield (which assumes all dividends are reinvested) for the Money Market Fund as of June 30, 1998, were
4.67 percent and 4.77 percent, respectively. As with all money market portfolios, the seven-day yields are not necessarily indicative of future performance.

The U.S. economy began 1998 with a robust first quarter, as indicated by a GDP of 5.4 percent. This level represented a healthy pace of economic growth. Inflation at the CPI level was nonexistent, as commodity and producer prices fell during the quarter. Interest rates declined, and consumers enjoyed attractive financing which stimulated a strong housing market. Jobs remained plentiful and the unemployment rate held steady at 4.7 percent.

As we moved into the second quarter, economic strength continued, although at a more moderate pace. The labor market made further gains and the unemployment rate fell to 4.5 percent. Wages rose in the second quarter, although not enough to trigger market fears of higher inflation and tighter corporate profit margins. Wage growth continues to be one of the key elements in defining the expansion's life cycle. As long as wages grow at a gradual pace, the current balance between low inflation and healthy corporate profits can remain intact.

By the end of the second quarter, interest rates had fallen to their lowest levels of the year. The U.S. Treasury curve was flat to inverted, and the yield on the long bond had fallen to 5.626 percent. Low domestic inflation played a large part in driving interest rates lower, as did the Asian economic and fiscal crisis. Pressures in Asia helped increase foreign demand for U.S. bonds, as investors sought out higher-quality markets in which to invest and protect their capital.

In situations where the economy is as strong as it is in the United States, the markets typically become concerned that monetary policy might turn more restrictive to slow economic growth and prevent inflation. Although these concerns exist, the markets are less concerned that the Federal Reserve Board might raise interest rates to slow economic growth because other regulating factors exist. While the Asian crisis has helped to drive bond prices higher, it has also widened the trade deficit and may provide a slowing effect on our domestic economy. The strength in the dollar will have a similar effect as foreign demand for U.S. exports will decline, slowing U.S. output. There is concern that U.S. businesses have built up excessive inventories, which may put corporate profit margins under pressure. If consumer demand is not sufficient to relieve businesses of their surplus inventories, excessive carrying costs of unsold goods can potentially tie up capital and stall corporate growth plans.

--------------
          76

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

Most economists have lowered their third and fourth quarter GDP estimates by 1 to 2 percent in anticipation of the above economic effects. If these economists are correct, and the economy slows automatically, the Fed may leave monetary policy unchanged throughout the remainder of 1998. This outcome is especially likely if Fed Chairman Alan Greenspan persists in exercising his influence over the other members of the FOMC.

During the first half of the year, we invested the Fund's assets in fixed agency and corporate obligations, as well as in floating rate instruments. The Fund ended the second quarter with a weighted average maturity of 55 days. Our target maturity range has been, and will continue to be between 50 and 60 days, reflecting our neutral interest-rate outlook.

Current money market yields are very low and the yield curve offers little protection against a potential interest rate hike by the Fed. While the market is not expecting a Fed tightening, there is still little reason to extend our overall maturity in the Fund. Yields in longer-dated maturities offer almost the same return as do yields on shorter-dated maturities. We have been looking to add more floating rate securities to the Fund to add incremental yield, without taking undue interest rate risk. By buying floaters, we are protected against any increase in interest rates by the Fed should they tighten early next year.

We believe that while it is likely that there will be no tightening throughout the remainder of 1998, the risks of higher interest rates remain and could be realized as early as the first quarter of 1999. Additionally, we may experience a steepening in the yield curve before the end of this year as markets anticipate future monetary policy changes. Should the curve experience some steepening, we would view the event as an opportunity to extend the Fund's average maturity.

          Abigail Jones Feder             Daniel M. Niland
          PORTFOLIO MANAGER               PORTFOLIO MANAGER

                                                              ------------------

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.2%)
  FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT NOTES (4.2%)
$   5,000   5.46%, 4/21/99 (COST $4,998).....................  $  4,998
                                                               ---------
COMMERCIAL PAPER (47.2%)
  AUTOMOBILES (5.8%)
    4,000   Daimler-Benz 5.57%, 8/12/98......................     3,974
    3,000   Ford Motor Credit Corp. 5.48%, 7/16/98...........     2,993
                                                               ---------
                                                                  6,967
                                                               ---------
  CONSUMER STAPLES (7.8%)
    3,000   Eastman Kodak Co. 5.55%, 8/25/98.................     2,975
    3,000   H.J. Heinz Co. 5.49%, 7/22/98....................     2,990
    3,300   Monsanto Co. 5.50%, 7/9/98.......................     3,296
                                                               ---------
                                                                  9,261
                                                               ---------
  FINANCIAL SERVICES (11.6%)
    3,000   American Express Credit Corp. 5.51%, 8/28/98.....     2,973
    3,000   General Electric 5.50%, 9/15/98..................     2,965
    2,000   International Lease Finance 5.54%, 7/16/98.......     1,995
    3,000   Merrill Lynch 5.54%, 7/30/98.....................     2,987
    3,000   Metlife Funding 5.54%, 9/9/98....................     2,968
                                                               ---------
                                                                 13,888
                                                               ---------
  SPECIAL PURPOSE ENTITY (7.5%)
    3,000   Atlantic Asset Security 5.54%, 7/10/98...........     2,996
    3,000   Citation Capital 5.55%, 7/27/98..................     2,988
    3,000   Greenwich Funding 5.53%, 7/20/98.................     2,991
                                                               ---------
                                                                  8,975
                                                               ---------
  TELECOMMUNICATIONS (2.0%)
    2,340   SBC Communication 5.50%, 8/6/98..................     2,327
                                                               ---------
  U.S. BANKS (5.0%)
    3,000   Bank of America 5.52%, 8/21/98...................     2,977
    3,000   J.P. Morgan & Co. 5.47%, 7/16/98.................     2,993
                                                               ---------
                                                                  5,970
                                                               ---------
  UTILITIES (2.5%)
    3,000   National Rural 5.50%, 8/7/98.....................     2,983
                                                               ---------
  INSURANCE (5.0%)
    3,000   General RE Insurance 5.51%, 9/3/98...............     2,971
    3,000   USAA Capital Corp. 5.47%, 7/10/98................     2,996
                                                               ---------
                                                                  5,967
                                                               ---------
TOTAL COMMERCIAL PAPER (COST $56,338)........................    56,338
                                                               ---------

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (25.1%)
  NON U.S. BANKS (10.0%)
$   3,000   Canadian Imperial Bank (Yankee) 5.94%, 10/23/98..  $  3,000
    3,000   Credit Agricole (Yankee) 5.66%, 3/29/99..........     2,998
    2,000   National Westminster Bank 5.53%, 8/5/98..........     2,000
    4,000   Swiss Bank, New York 5.83%, 12/16/98.............     3,999
                                                               ---------
                                                                 11,997
                                                               ---------
  U.S. BANKS (10.0%)
    1,000   ABN-AMRO Bank N.V., Chicago (Yankee) 5.65%,
              3/22/99........................................     1,000
    2,000   ABN-AMRO Bank N.V., Chicago (Yankee) 5.75%,
              3/31/99........................................     1,999
    3,000   Bank of Austria, New York (Yankee) 5.74%,
              4/26/99........................................     2,999
    3,000   Bank of Montreal, Chicago (Yankee) 5.80%,
              11/6/98........................................     2,999
 (h)3,000   Societe Generale Bank, New York (Yankee) 5.59%,
              1/19/99........................................     2,999
                                                               ---------
                                                                 11,996
                                                               ---------
  FOREIGN BONDS (5.1%)
 (h)3,000   Bayerische Landesbank 5.52%, 6/29/99.............     2,998
 (h)3,000   Royal Bank of Canada, New York 5.53%, 6/29/99....     2,998
                                                               ---------
                                                                  5,996
                                                               ---------
TOTAL CERTIFICATES OF DEPOSIT (COST $29,989).................    29,989
                                                               ---------
CORPORATE FLOATING RATE NOTES (6.7%)
  BANKS (4.2%)
 (h)3,000   Banc One, Dayton 5.84%, 8/21/98..................     3,000
 (h)2,000   First Union National Bank 5.79%, 5/17/99.........     2,000
                                                               ---------
                                                                  5,000
                                                               ---------
  TECHNOLOGY (2.5%)
 (h)3,000   IBM Credit Corp. 5.66%, 11/20/98.................     3,000
                                                               ---------
TOTAL CORPORATE FLOATING RATE NOTES (COST $8,000)............     8,000
                                                               ---------
REPURCHASE AGREEMENT (16.4%)
   19,615   J.P. Morgan Securities, Inc., 5.50%, dated
              6/30/98, due 7/1/98, to be repurchased at
              $19,618, collateralized by U.S. Treasury Notes,
              5.375%, 6/30/00, valued at $20,048 (COST
              $19,615).......................................    19,615
                                                               ---------
TOTAL INVESTMENTS (99.6%) (COST $118,940)....................   118,940
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).................       436
                                                               ---------
NET ASSETS (100%)............................................  $119,376
                                                               ---------
                                                               ---------

---------------

(h) -- Variable/floating rate security -- rate disclosed is as of June 30, 1998.

--------------
          78
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified                  7.5%
Land                         0.5%
Lodging/Resorts              8.5%
Office/Industrial           37.8%
Residential                 19.5%
Retail                      17.4%
Self Storage                 4.3%
Short-Term Investment        1.5%
Other                        3.0%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares             2.04%      8.27%     18.66%     21.93%
-----------------------------------------------------------------
Class B Shares             2.48%      7.23%     19.75%     20.86%
-----------------------------------------------------------------
Class C Shares             6.24%      7.20%     20.87%     20.87%
-----------------------------------------------------------------
NAREIT Equity Index         N/A       8.05%       N/A      20.69%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

TOP FIVE HOLDINGS
                                                   PERCENT OF
ISSUER                              INDUSTRY       NET ASSETS
------------------------------  -----------------  ----------
Arden Realty Group, Inc.        Office/Industrial     5.1%
Chateau Communities, Inc. REIT     Residential        5.0%
CarrAmerica Realty Corp. REIT   Office/Industrial     4.9%
Starwood Lodging Trust REIT      Lodging/Resorts      4.6%
Brookfield Properties Corp.          Office           4.4%

TOP FIVE SECTORS
                                        PERCENT
                                           OF
                               VALUE      NET
SECTOR                         (000)     ASSETS
---------------------------  ---------  --------
Office/Industrial              $13,718     37.8%
Residential                      7,061     19.5%
Retail                           6,319     17.4%
Lodging/Resorts                  3,071      8.5%
Diversified                      2,716      7.5%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            U.S. Real Estate Fund   U.S. Real Estate Fund   U.S. Real Estate Fund    NAREIT Equity Index
                          Class A                 Class B                 Class C
05/1/96                    $9,500                 $10,000                 $10,000                $10,000
6/30/96                    $9,965                  $9,954                 $10,372                $10,289
6/30/97                   $13,528                 $13,669                 $14,067                $12,854
6/30/98                   $14,496                 $15,086                 $15,088                $13,133

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; the maximum deferred sales charge was deducted from the value of the investment of $10,000 in Class B and Class C shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Van Kampen U.S. Real Estate Fund, formerly the Morgan Stanley U.S. Real Estate Fund, is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

For the year ended June 30, 1998, the Fund had a total return of 8.27 percent for the Class A shares at net asset value (NAV), as compared to 8.05 percent for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.

Following a difficult first quarter, the second quarter provided very little improvement for REIT investors. The NAREIT Equity Index declined 4.59 percent for the quarter, and was down 5.03 percent at the end of the reporting period. This represents the first time that the REIT market provided a negative total return on a quarterly basis since the first quarter of 1995. As is the pattern in the REIT market, the second half of the year provides the majority of the performance; this was true in the second half of 1997, with third and fourth quarter returns of 11.8 percent and 1.8 percent, respectively.

In the first quarter, the key reason for the difficulties in REIT prices appeared to be technical--the continued strength in the U.S. equity market led many non-dedicated real estate investors to move funds to the broad market from the REIT sector. In the second quarter, however, the continuation of price weakness led to a greater focus on real estate fundamentals. As the U.S. real estate cycle continues to age, the level of new construction has begun to raise concerns among real estate

                                                              ------------------
                                                                    79

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

industry participants. Specifically, markets are being gauged for a view as to when supply will surpass demand. Since the public market tends to look to the future, we can expect multiples to contract in anticipation of a deterioration in fundamentals.

After three years of strong performance, the sector is faced with competing rallying cries of both REIT bulls and bears. One group of analysts finds value in the sector by demonstrating the large disparity between the relative average multiple of the S&P 500 versus REITs. These analysts cite REITs for providing defensive characteristics and portfolio diversification. The bears point to the cyclical nature of the real estate asset class and argue that multiples have begun to contract in anticipation of a slowdown in the rate of return in U.S. commercial real estate and an eventual downturn in capital values. Other favorite criticisms advanced by the bears include the notion that the REIT sector's reliance on raising equity capital to grow creates a supply-demand imbalance for REIT shares, thus keeping a ceiling on share prices. This opinion reflects the idea that non-dedicated investors will continue to avoid the sector; in addition, it is not clear how much demand will be provided by value-oriented investors or those investors searching for defensive vehicles.

As we have discussed, the multifamily and industrial markets have already achieved equilibrium, with limited pockets of current supply problems. Despite a rapidly accelerating pace of new office development, the potential for widespread occupancy pressures from this sector does not appear on the horizon until 1999 or 2000. New development is confined primarily to sunbelt suburban locations and is only lightly scattered in a number of central business districts. In the hotel sector, although recent concerns were focused on the limited service segment of the market, the cautionary yellow flag is now being waved for each of the categories. The reason that potential oversupply in the hotel sector creates greater concern than in other sectors is that the typical lease in a hotel is only one night, creating the potential for a rapid deterioration of the operating environment. In light of the strong economy, retail sales have been buoyant, leading to strong results for retailers and greater demand to open new stores. We expect new development to meet this demand.

It is not surprising that the equity offering calendar has become very light, and that the few deals that were completed in the quarter were priced at far lower levels than were desired by issuers. This is in contrast to 1997, which featured a record level of new equity issuance. Given current valuations, we expect that a number of the IPOs that have been filed will be postponed until the market recovers. In addition, a number of companies that made large acquisitions and that expected to complete equity follow-on offerings need to carefully study alternative options. Clearly, if current pricing levels persist, the rapid pace of equity securitization will slow as companies become reluctant or unable to raise equity capital to finance their growth. This should apply to acquisitions financed by cash as well as to the trend of trading property for shares with institutional investors and private companies. Finally, we expect that the merger environment may heat up, given that some companies are trading at or below valuation levels that approximate their private real estate value.

The current market also may require a change of focus by the majority of the REIT analyst community. The recent focus has been on setting targets for a company's annual acquisitions pace and utilizing these targets to establish estimates of funds from operations (FFO) per share. Since this analysis is highly dependent on projecting future equity issuance and the corresponding price for that issuance, current FFO estimates have become suspect. Our style of focusing on NAV per share does not face this issue. However, to the extent that we have attributed some portion of the NAV to "development value," we must analyze the feasibility of a REIT completing its identified projects. We have spent considerable time discussing the attitude of management toward enhancing shareholder value by focusing on internal growth, development and redevelopment of assets, stock buybacks, and the sale of non-strategic assets.

The REIT market has come under pressure by selling from non-dedicated investors. These investors were heavily concentrated in larger-capitalization companies, particularly those focusing in the office and hotel sectors (which were the two best-performing sectors over the last three years). We have continued to shape the portfolio with companies that we feel offer attractive fundamental

--------------
          80

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

valuations relative to their underlying real estate value. As a result, we added a number of large-cap companies that have faced the greatest price compression. From a top-down perspective, we significantly added to the office sector as a result of price declines. Previously, we attempted to overweight the office sector due to favorable fundamentals, but lofty prices caused us to temper that overweighting. High prices in the office sector were the result of external growth expectations, which are in the process of being downgraded. Despite price pressure in the hotel sector, we modestly decreased our exposure due to the concerns discussed above. In order to pay for additions to the office sector, we decreased our exposure to both multifamily and health care. These two sectors were modestly valued and did not suffer the same declines in share price.

IMPORTANT FUND UPDATE

On October 23, 1997, the Trustees of the Fund approved its reorganization into the Van Kampen Real Estate Securities Fund. Upon shareholder approval, the reorganization of the Fund is expected to take place prior to December 31, 1998. More information about the reorganization will be forwarded to you in a proxy statement in the near future.

Your Fund and the Van Kampen Real Estate Securities Fund have substantially similar investment objectives, policies and practices, and are managed by the same portfolio management team. The Van Kampen Fund's investment objective is to provide shareholders with long-term growth of capital, with current income as a secondary objective.

          Russell Platt                   Theodore R. Bigman
          PORTFOLIO MANAGER               PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------

COMMON STOCKS (94.2%)
  DIVERSIFIED (7.5%)
     6,900   Capital Automotive REIT..........................  $    98
     1,400   Crescent Real Estate Equities Co. REIT...........       47
    41,400   Pacific Gulf Properties, Inc. REIT...............      895
    26,800   Pennsylvania Real Estate Investment Trust........      595
    11,100   Vornado Realty Trust.............................      440
 (a)45,351   Wellsford Properties, Inc........................      641
                                                                -------
                                                                  2,716
                                                                -------
  LAND (0.2%)
 (a)45,224   Atlantic Gulf Communities Corp...................       93
                                                                -------
  LODGING/RESORTS (8.5%)
 (a)18,800   Capstar Hotel Co.................................      526
 (a)34,400   Host Marriott Corp...............................      613
 (a)12,200   John Q. Hammons Hotels, Inc......................       86
    34,251   Starwood Lodging Trust REIT......................    1,655
 (a)13,000   Station Casinos, Inc.............................      191
                                                                -------
                                                                  3,071
                                                                -------
  OFFICE/INDUSTRIAL (37.2%)
    INDUSTRIAL (2.4%)
     8,200   Meridian Industrial Trust REIT...................      189
    41,200   Prime Group Realty Trust.........................      705
                                                                -------
                                                                    894
                                                                -------
    OFFICE/INDUSTRIAL MIXED (3.5%)
     6,500   Bedford Property Investors, Inc. REIT............      119
    19,100   Reckson Associates Realty Corporation REIT.......      451
     3,056   Reckson Service Industries, Inc..................       10
    17,500   Spieker Properties, Inc. REIT....................      678
                                                                -------
                                                                  1,258
                                                                -------
    OFFICE (31.3%)
    70,800   Arden Realty Group, Inc..........................    1,832
(e,d)37,100  Beacon Capital Partners, Inc.....................      742
    60,766   Brandywine Realty Trust REIT.....................    1,360
    99,700   Brookfield Properties Corp.......................    1,372
    62,700   CarrAmerica Realty Corp. REIT....................    1,779
    43,706   Equity Office Properties Trust REIT..............    1,240
    48,000   Great Lakes Inc. REIT............................      837
    17,600   Kilroy Realty Corp. REIT.........................      440
    16,300   Mack-Cali Realty Corp............................      560
    28,600   SL Green Realty Corp.............................      644
    25,200   Trizec Hahn Corp.................................      540
                                                                -------
                                                                 11,346
                                                                -------
TOTAL OFFICE/INDUSTRIAL.......................................   13,498
                                                                -------
RESIDENTIAL (19.5%)
    APARTMENTS (13.8%)
    38,300   Avalon Bay Communities, Inc. REIT................    1,455
     2,300   Charles E. Smith Residential Realty, Inc.........       74
    10,800   Equity Residential Properties Trust..............      512
    40,000   Essex Property Trust, Inc. REIT..................    1,240
    19,900   Irvine Apartment Communities, Inc. REIT..........      576
    47,032   Security Capital Atlantic, Inc...................    1,050
     3,700   Security Capital Pacific Trust REIT..............       83
                                                                -------
                                                                  4,990
                                                                -------

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------
    MANUFACTURED HOMES (5.7%)
    63,148   Chateau Communities, Inc. REIT...................  $ 1,815
     3,300   Manufactured Home Communities, Inc. REIT.........       80
     5,300   Sun Communities, Inc.............................      176
                                                                -------
                                                                  2,071
                                                                -------
TOTAL RESIDENTIAL.............................................    7,061
                                                                -------
RETAIL (17.0%)
    REGIONAL MALLS (7.1%)
    18,100   CBL & Associates Properties, Inc. REIT...........      439
   103,000   Taubman Center, Inc. REIT........................    1,468
    21,500   Urban Shopping Centers, Inc. REIT................      677
                                                                -------
                                                                  2,584
                                                                -------
    STRIP CENTERS (9.9%)
    79,600   Burnham Pacific Property Trust REIT..............    1,129
    61,000   Federal Realty Investment Trust REIT.............    1,468
    22,200   Pan Pacific Retail Properties, Inc. REIT.........      430
       200   Ramco-Gershenson Properties Trust REIT...........        4
    21,700   Regency Realty Corp. REIT........................      545
                                                                -------
                                                                  3,576
                                                                -------
TOTAL RETAIL..................................................    6,160
                                                                -------
SELF STORAGE (4.3%)
     9,379   PS Business Parks, Inc. 'A' REIT.................      220
    25,788   PS Business Parks, Inc...........................      606
    11,100   Public Storage, Inc. REIT........................      311
    15,300   Shurgard Storage Centers, Inc. 'A' REIT..........      425
                                                                -------
TOTAL SELF STORAGE............................................    1,562
                                                                -------
TOTAL COMMON STOCKS (COST $34,037)............................   34,161
                                                                -------
PREFERRED STOCKS (0.7%)
    LAND (0.3%)
(a,f)5,829   Atlantic Gulf Communities Corp...................       41
(a,f)8,207   Atlantic Gulf Communities Corp...................       57
                                                                -------
                                                                     98
                                                                -------
RETAIL (0.4%)
    STRIP CENTER (0.4%)
     5,500   First Washington Realty Trust, Inc. 'A'..........      159
                                                                -------
TOTAL PREFERRED STOCKS (COST $294)............................      257
                                                                -------

      FACE
    AMOUNT
     (000)
----------

CONVERTIBLE BONDS (0.6%)
  OFFICE/INDUSTRIAL (0.6%)
$   (a)224   Brookfield Properties Corp. 6.00%, 2/14/07 (COST
               $173)..........................................      220
                                                                -------

    NO. OF
  WARRANTS
----------

WARRANTS (0.0%)
  LAND (0.0%)
(a,f)9,609   Atlantic Gulf Communities Corp., Class A,
               expiring 6/23/04...............................        5
(a,f)9,609   Atlantic Gulf Communities Corp., Class B,
               expiring 6/23/04...............................        5
(a,f)9,609   Atlantic Gulf Communities Corp., Class C,
               expiring 6/23/04...............................        5
                                                                -------
TOTAL WARRANTS (COST $0)......................................       15
                                                                -------

--------------
          82
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.5%)
  REPURCHASE AGREEMENT (1.5%)
$      537   Chase Securities, Inc., 5.40%, dated 6/30/98, due
               7/1/98, to be repurchased at $537,
               collateralized by $335, U.S. Treasury Bonds,
               11.25%, due 2/15/15, valued at $551 (COST
               $537)..........................................  $   537
                                                                -------
TOTAL INVESTMENTS (97.0%) (COST $35,041)......................   35,190
OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)..................    1,067
                                                                -------
NET ASSETS (100%).............................................  $36,257
                                                                -------
                                                                -------

---------------

(a)   --  Non-income producing security
(e)   --  144A Security--certain conditions for public sale may exist.
(d)   --  Security valued at fair value--see note A-1 to financial statements.
(f) -- Restricted as to public resale. Total value of restricted securities at June 30, 1998 was $113 or 0.31% of net assets (Total cost $140).
REIT  --  Real Estate Investment Trust

                                                         -----------------------
                                                                    83
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Equipment                     22.9%
Energy                                 4.4%
Finance                               18.9%
Materials                              6.3%
Consumer Products-Miscellaneous       28.1%
Services                               5.4%
Short-Term Investment                 13.6%
Other                                  0.4%

                            TOTAL RETURNS
                           SINCE INCEPTION
                          (JULY 7, 1997)**
                          -----------------
                           WITH      WITHOUT
                          SALES      SALES
                          CHARGE*    CHARGE
-------------------------------------------
Class A Shares            -1.25%      6.74%
-------------------------------------------
Class B Shares            -0.57%      6.01%
-------------------------------------------
Class C Shares             3.34%      5.83%
-------------------------------------------
S&P 500 Index               N/A      20.58%
-------------------------------------------

 * The returns above with sales charge are calculated using the applicable sales charge for Class A shares and applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The S&P 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.

TOP FIVE HOLDINGS
                                                  PERCENT OF
ISSUER                            SECTOR          NET ASSETS
---------------------------  -----------------  --------------
Ford Motor Co.               Consumer Products
                              - Miscellaneous           3.0%
International Business       Consumer Products
 Machines Corp.               - Miscellaneous           2.8%
General Motors Corp.         Consumer Products
                              - Miscellaneous           2.7%
Chase Manhattan Corp.             Finance               2.6%
Case Corp.                   Capital Equipment          2.4%

TOP FIVE SECTORS
                               VALUE     PERCENT OF
SECTOR                         (000)     NET ASSETS
---------------------------  ---------  -------------
Consumer Products -
 Miscellaneous                 $88,577        28.1%
Capital Equipment               72,263        22.9%
Finance                         59,907        18.9%
Materials                       20,029         6.3%
Services                        16,958         5.4%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Value Fund Class A    Value Fund Class B    Value Fund Class C    S&P 500 Index
7/7/97                   $9,500               $10,000               $10,000          $10,000
9/30/97                  $9,849               $10,440               $10,430          $10,429
12/31/97                 $9,598               $10,151               $10,143          $10,727
3/31/98                 $10,464               $11,048               $11,040          $12,221
6/30/98                 $10,060               $10,601               $10,583          $12,623

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; the maximum deferred sales charge was deducted from the value of the investment of $10,000 in Class B and Class C shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Van Kampen Value Fund, formerly the Morgan Stanley Value Fund, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Fund invests in a diversified portfolio of common stocks and other equity securities that are believed to be undervalued on the basis of key valuation parameters, including price-to-earnings, price-to-sales, and price-to-cash flow ratios. In general, the Fund benefits from investing in the stocks of companies with relative valuations below that which is merited based upon the company's relative growth and profit characteristics.

The period beginning at the Fund's inception on July 7, 1997 ending June 30, 1998 can be characterized as a difficult period for low price-to-earnings value investing--an approach the Fund embraces. As a result, the Fund fell significantly short of its performance goal relative to the Standard & Poor's 500-Stock Index. The S&P 500 Index, which was driven by mega-cap, high price-to-earnings stocks, returned 20.58 percent during this period, while the Fund's return was only 4.81 percent for Class A shares at net asset value.

The performance shortfall that began in September of last year continued in the first six months of 1998. The threat of a global economic slowdown stemming from the economic crisis in Asia generated a strong interest in the shares of stable growth companies. Because the Fund owns only low price-to-earnings stocks, many of the traditionally stable sectors of the market--such as health care, beverages, personal care products, and telephone and consumer services--are not represented among this group. The market's preference for steady growth, seemingly without regard for valuation, negatively affected the Fund's relative performance.

--------------
          84

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

From an industry perspective, the Fund's relative return was negatively affected by an overweight position in the heavy industry/transport sector, as well as an underweighting in defensive sectors such as telephone services, consumer services, and health care. Adverse sector exposure accounted for roughly 1.2 percentage points of the differential between Fund performance and the Index.

The Fund applies strict value-based criteria for buying and selling stocks. New names are added to the portfolio only if (1) the current price-to-earnings ratio is in the bottom 40 percent of the market, (2) the earnings-per-share outlook is flat to rising, and (3) the share price has underperformed by at least 20 percent on either an absolute or relative basis during the prior 12 to 18 months. Shares are sold if price-to-earnings multiples appreciate two quintiles (a 40 percent increase) from the time of purchase. This strategy, which has been effective in past market cycles, tends to underperform in periods of excessive speculation or "nifty fifty" style growth domination, such as we had during the reporting period.

During the past year, the inability of the Fund to own many mega-cap growth stocks (due to valuation and process restrictions) generally is classified as poor stock selection in our attribution analysis. Value names in each sector simply did not keep pace with their growth counterparts. As such, negative stock selection was responsible for roughly three-quarters of the Fund's underperformance during the reporting period. Specifically, stock selection in the food and tobacco, health care, technology, retail, and heavy industry/transportation sectors penalized results by almost 14 percentage points. Gains from our top performers, including Ford Motor Company, Compaq Computer, AMR Corp., Delta Air Lines, Nellcor Puritan Bennett, Bergen Brunswig, and Chase Manhattan, were offset by the negative impact of positions in Case Corporation, Toys 'R' Us, Cummins Engine, Goodyear, Stratus Computer, Harnischfeger, and Olsten.

Since inception, our value-driven selection process has guided us toward economically sensitive stocks, as many of these companies continued to post favorable relative profit margins and income gains. At the same time, valuations moved below levels posted during the last recession of 1990-91.

The Fund's investable universe includes about 40 percent financial service stocks. As a group, these names outperformed the S&P 500 during the last 12 months. Although we carried a modest overweight in this sector, the Fund avoided the extreme overweight held by many value managers. Risk control factors prevent us from holding 40 percent positions in any sector of the portfolio, including financials. As a result, most of the Fund's holdings are low price-to-earnings, nonfinancial companies; therefore, much of our relative performance shortfall (versus peer group) resulted from our commitment to diversified low price-to-earnings investing.

Recently, our stock-selection discipline has enabled us to diversify into more defensive areas of the market. The Fund added new positions in EDS, a large-cap technology service company; Bell Atlantic; Tenet Healthcare, a large for-profit hospital chain; and Air Products & Chemicals, an industrial gas company. We also expanded our bank holdings with new positions in BancOne, Washington Mutual, and PNC Corp. Meanwhile, we trimmed the Fund's positions among consumer cyclicals, including Ford Motor Company and AMR Corp., which experienced big upward moves.

At the end of the reporting period, we retained large underweightings in consumer staples, consumer services, health care, technology, and telephone utilities. These groups include many of the mega-cap growth names that led the market in recent months. Of the 50 largest companies in the S&P 500 as of June 30, 1998, 41 were excluded from ownership due to the Fund's valuation criteria. Eight of the nine companies that met the Fund's criteria are in the portfolio, five of which are top-ten holdings. It should be noted, however, that the subsequent gains in even those stocks have taken valuations beyond the Fund's parameters for initial purchase.

The current characteristics of the Fund's holdings reflect our ongoing commitment to value investing. The price-to-earnings ratio for the portfolio is
12.8 times earnings for the next 12 months, compared to 21.3 times earnings for the S&P 500. The portfolio's price-to-sales ratio of 0.73 and price-to-cash flow ratio of 10.1 compare favorably to the 1.8 times sales and 17.0 times cash flow of the S&P 500. These price-to-earnings, price-to-sales, and price-to-cash flow valuation discounts of

                                                              ------------------
                                                                    85

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

40 percent, 60 percent, and 41 percent, respectively, represent large valuation discounts in the Fund's value strategy. These valuation discounts may be warranted if the portfolio contained companies with poor or deteriorating fundamentals; however, this simply is not the case.

The Fund's last 12-month growth rates of 5.5 percent for earnings-per-share, 8.1 percent for sales, and 7.0 percent for dividends approach the 7.4 percent, 11.2 percent, and 8.8 percent rates, respectively, of the S&P 500. Earnings estimate revisions for the current and next fiscal years stand at -1.7 percent and -7.1 percent for the Fund versus -1.0 percent and -8.8 percent for the S&P 500. Earnings estimate revisions are frequently a good predictor of future performance. These comparisons underscore the Fund's investment premise, which is based on the concept of valuation reconciliation. In today's narrow stock market, valuation considerations have been eclipsed by the performance of a relatively few large-cap growth stocks. Regardless of popular trends, however, the Fund will adhere to its investment philosophy of buying good companies at attractive prices. This approach has generated successful performance in the past, and we have every confidence that it will do so in the future.

Richard Behler               Nicholas Kovich              Robert Marcin
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

--------------

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (86.0%)
  CAPITAL EQUIPMENT (22.9%)
    CHEMICALS--DIVERSIFIED (3.4%)
          29,700   Dow Chemical Co..................................  $  2,872
          40,710   Du Pont (EI) de Nemours Co.......................     3,038
          31,560   Rohm & Haas Co...................................     3,280
          52,000   The Lubrizol Corp................................     1,573
                                                                      --------
                                                                        10,763
                                                                      --------
    CONSTRUCTION & HOUSING (1.5%)
         110,420   Owens Corning....................................     4,507
                                                                      --------
    ELECTRICAL & ELECTRONICS (0.8%)
          64,400   Electronic Data Systems Corp.....................     2,576
                                                                      --------
    ELECTRIC UTILITIES (1.2%)
          53,580   DTE Energy Co....................................     2,163
          54,690   Entergy Corp.....................................     1,572
                                                                      --------
                                                                         3,735
                                                                      --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (2.5%)
       (a)76,560   Arrow Electronics, Inc...........................     1,665
          51,300   Avnet, Inc.......................................     2,806
          96,110   Tektronix, Inc...................................     3,400
                                                                      --------
                                                                         7,871
                                                                      --------
    HEALTHCARE--MEDICAL DEVICE (1.5%)
          83,330   Beckman Coulter, Inc.............................     4,854
                                                                      --------
    INDUSTRIAL COMPONENTS (2.0%)
         106,990   Aeroquip-Vickers, Inc............................     6,245
                                                                      --------
    MACHINERY & ENGINEERING (7.4%)
         158,300   Case Corp........................................     7,638
          37,900   Caterpillar, Inc.................................     2,004
         106,700   Cummins Engine...................................     5,468
             300   Deere & Co.......................................        16
         115,660   Harnischfeger Industries, Inc....................     3,275
          65,950   Kennametal, Inc..................................     2,753
          56,725   Parker-Hannifin Corp.............................     2,163
                                                                      --------
                                                                        23,317
                                                                      --------
    MANUFACTURING (2.0%)
          20,000   Eaton Corp.......................................     1,555
       (a)31,510   FMC Corp.........................................     2,148
          51,670   Tecumseh Products Co. 'A'........................     2,729
                                                                      --------
                                                                         6,432
                                                                      --------
    PROFESSIONAL SERVICES (0.6%)
         175,470   Olsten Corp......................................     1,963
                                                                      --------
  TOTAL CAPITAL EQUIPMENT...........................................    72,263
                                                                      --------
  CONSUMER PRODUCTS--MISCELLANEOUS (28.1%)
    AUTOMOBILES (9.6%)
          56,690   Dana Corp........................................     3,033
         157,930   Ford Motor Co....................................     9,318
         127,180   General Motors Corp..............................     8,497
          95,900   Goodyear Tire & Rubber Co........................     6,180
          57,860   TRW, Inc.........................................     3,161
                                                                      --------
                                                                        30,189
                                                                      --------
    CONSUMER SERVICES (0.4%)
          32,970   Standard Register Co.............................     1,166
                                                                      --------

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    COMPUTERS/SOFTWARE (3.5%)
          76,900   International Business Machines Corp.............  $  8,829
       (a)86,300   Stratus Computer, Inc............................     2,184
                                                                      --------
                                                                        11,013
                                                                      --------
    CONSUMER PRODUCTS--MISCELLANEOUS (0.5%)
          59,910   Tupperware Corp..................................     1,685
                                                                      --------
    HEALTHCARE SUPPLIES & SERVICES (3.2%)
         112,070   Columbia HCA/Healthcare Corp.....................     3,264
      (a)127,400   Foundation Health Systems 'A'....................     3,360
          34,410   Mallinckrodt, Inc................................     1,022
       (a)60,310   Maxicare Health Plans, Inc.......................       407
       (a)51,100   Tenet Healthcare Corp............................     1,597
       (a)20,900   Vencor, Inc......................................       151
          16,600   Ventas, Inc......................................       229
                                                                      --------
                                                                        10,030
                                                                      --------
    RETAIL--GENERAL (0.7%)
      (a)118,100   Venator Group, Inc...............................     2,259
                                                                      --------
    RETAIL--MAJOR DEPARTMENT STORES (4.5%)
          93,420   Dillards, Inc. 'A'...............................     3,871
       (a)39,310   Federated Department Stores......................     2,115
          59,300   Sears, Roebuck & Co..............................     3,621
      (a)191,640   Toys 'R' Us, Inc.................................     4,516
                                                                      --------
                                                                        14,123
                                                                      --------
    TEXTILES & APPAREL (2.8%)
          63,230   Russell Corp.....................................     1,909
          48,520   Springs Industries, Inc. 'A'.....................     2,238
          90,940   VF Corp..........................................     4,683
                                                                      --------
                                                                         8,830
                                                                      --------
    TOBACCO (2.9%)
         143,240   Philip Morris Cos., Inc..........................     5,640
         153,340   RJR Nabisco Holdings Corp........................     3,642
                                                                      --------
                                                                         9,282
                                                                      --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS............................    88,577
                                                                      --------
  ENERGY (4.4%)
    ELECTRIC--INTEGRATED (1.4%)
          32,970   Cinergy Corp.....................................     1,154
          27,400   Duke Power Co....................................     1,623
          43,340   GPU, Inc.........................................     1,639
                                                                      --------
                                                                         4,416
                                                                      --------
    OIL & GAS (3.0%)
       (a)83,000   Nabors Industries, Inc...........................     1,645
          49,660   Phillips Petroleum Co............................     2,393
          75,070   Ultramar Diamond Shamrock Corp...................     2,369
         103,400   YPF ADR..........................................     3,108
                                                                      --------
                                                                         9,515
                                                                      --------
  TOTAL ENERGY......................................................    13,931
                                                                      --------
  FINANCE (18.9%)
    BANKING (4.9%)
         108,840   Chase Manhattan Corp.............................     8,218
          24,330   Citicorp.........................................     3,631

                                                         -----------------------
                                                                    87
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    BANKING (CONT.)
          14,050   Crestar Financial Corp...........................  $    767
          46,640   Republic New York Corp...........................     2,935
                                                                      --------
                                                                        15,551
                                                                      --------
    INSURANCE (4.8%)
          45,440   Allstate Corp....................................     4,161
          35,020   Hartford Financial Services Group................     4,006
          21,100   Loews Corp.......................................     1,838
         106,805   Old Republic International Corp..................     3,131
          46,850   Washington Mutual, Inc...........................     2,035
                                                                      --------
                                                                        15,171
                                                                      --------
    LIFE INSURANCE (1.0%)
          46,040   American General Corp............................     3,277
                                                                      --------
    LIFE/HEALTH INSURANCE (1.5%)
          69,200   CIGNA Corp.......................................     4,775
                                                                      --------
    REINSURANCE (2.9%)
          78,710   Everest Reinsurance Holdings, Inc................     3,025
          71,980   Reliastar Financial Corp.........................     3,455
          32,965   Transatlantic Holdings, Inc......................     2,549
                                                                      --------
                                                                         9,029
                                                                      --------
    SUPER-REGIONAL BANKS--U.S. (3.8%)
          57,100   Banc One Corp....................................     3,187
         112,889   First Union Corp. (N.C.).........................     6,576
          30,600   NationsBank Corp.................................     2,341
                                                                      --------
                                                                        12,104
                                                                      --------
  TOTAL FINANCE.....................................................    59,907
                                                                      --------
  MATERIALS (6.3%)
    CHEMICALS (4.1%)
          44,400   Air Products & Chemicals, Inc....................     1,776
          40,130   British Petroleum ADR............................     3,541
          36,110   Cabot Corp.......................................     1,167
          75,230   Great Lakes Chemical Corp........................     2,967
          73,200   IMC Global, Inc..................................     2,205
       (a)87,400   W.R. Grace & Co..................................     1,491
                                                                      --------
                                                                        13,147
                                                                      --------
    ENERGY (1.0)
          40,610   Atlantic Richfield Co............................     3,173
                                                                      --------
    FOREST PRODUCTS & PAPER (0.4%)
          41,820   Westvaco Corp....................................     1,181
                                                                      --------
                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    METALS--STEEL (0.8%)
          89,700   Inland Steel Industries, Inc.....................  $  2,528
                                                                      --------
  TOTAL MATERIALS...................................................    20,029
                                                                      --------
  SERVICES (5.4%)
    FOOD--MISCELLANEOUS (1.4%)
          78,410   IBP, Inc.........................................     1,421
         138,820   Universal Foods Corp.............................     3,080
                                                                      --------
                                                                         4,501
                                                                      --------
    TELECOMMUNICATIONS EQUIPMENT (1.2%)
          82,700   Bell Atlantic Corp...............................     3,773
                                                                      --------
    TRANSPORTATION--AIRLINES (2.0%)
       (a)31,180   AMR Corp.........................................     2,596
          26,800   Delta Airlines, Inc..............................     3,464
                                                                      --------
                                                                         6,060
                                                                      --------
    TRANSPORTATION--RAIL (0.8%)
           6,200   Burlington Northern Railroad Co..................       609
          44,280   CSX Corp.........................................     2,015
                                                                      --------
                                                                         2,624
                                                                      --------
  TOTAL SERVICES....................................................    16,958
                                                                      --------
TOTAL COMMON STOCKS (COST $270,443).................................   271,665
                                                                      --------

            FACE
          AMOUNT
           (000)
----------------

SHORT-TERM INVESTMENT (13.6%)
  REPURCHASE AGREEMENT (13.6%)
$         42,983   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                     7/1/98, to be repurchased at $42,989,
                     collateralized by $43,900 U.S. Treasury Notes,
                     5.50%, due 12/31/00, valued at $45,087 (COST
                     $42,983).......................................    42,983
                                                                      --------
TOTAL INVESTMENTS (99.6%) (COST $313,426)...........................   314,648
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)........................     1,104
                                                                      --------
NET ASSETS (100%)...................................................  $315,752
                                                                      --------
                                                                      --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

--------------
          88
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                    8.7%
Brazil                      12.1%
Gabon                        1.1%
Jamaica                      2.0%
Korea                        2.6%
Mexico                      10.9%
Netherlands                  3.0%
Russia                      13.4%
Turkey                       3.1%
United States               27.4%
Short-Term Investment        3.9%
Other                       11.8%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                              ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares            -1.50%      3.40%     13.27%     14.60%
-----------------------------------------------------------------
Class B+ Shares           -0.86%      2.63%     15.46%     16.24%
-----------------------------------------------------------------
Class C Shares             1.68%      2.55%     13.71%     13.71%
-----------------------------------------------------------------
Worldwide High Income
Blended Index
  Class A & C Shares        N/A       6.97%       N/A      14.02%
  Class B Shares            N/A       6.97%       N/A      14.09%
-----------------------------------------------------------------
Lehman Aggregate
Bond Index
  Class A & C Shares        N/A      10.54%       N/A       8.59%
  Class B Shares            N/A      10.54%       N/A       8.20%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
+ Class B shares have been offered since August 1, 1995.
The Worldwide High Income Blended Index is an unmanaged index comprised of 50% CS First Boston High Yield Index, 25% J.P. Morgan Latin Eurobond Index, and 25% J.P. Morgan Emerging Markets Bond Index Plus.
The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

TOP FIVE HOLDINGS
                                                   PERCENT OF
SECURITY                               COUNTRY     NET ASSETS
------------------------------------  ---------  --------------
Federative Republic of Brazil,
 Series EI-L, Floating Rate 6.625%,
 4/15/06                               Brazil            4.1%
Federative Republic of Brazil
 9.375%, 4/7/08                        Brazil            3.7%
Republic of Argentina 9.75%, 9/19/27  Argentina          3.5%
Ministry of Finance 10.00%, 6/26/07    Russia            3.5%
United Mexican States 11.375,
 9/15/16                               Mexico            3.4%

TOP FIVE SECTORS
                                VALUE     PERCENT OF
SECTOR                          (000)     NET ASSETS
----------------------------  ---------  -------------
Foreign Government & Agency
 Obligations                  $ 123,850        41.5%
Multi-Industry                   38,210        12.8%
Telecommunications               27,121         9.1%
Finance                          23,958         8.0%
Eurobonds                        15,487         5.2%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Worldwide High         Worldwide High         Worldwide High    Lehman Aggregate
             Income Fund Class A    Income Fund Class C   Income Blended Index          Bond Index
4/21/94                   $9,500                $10,000                $10,000             $10,000
6/30/94                   $9,797                $10,160                 $9,741
6/30/95                  $10,470                $10,899                $10,738
6/30/96                  $12,524                $12,938                $12,802
6/30/97                  $16,318                $16,706                $16,431
6/30/98                  $16,859                $17,131                $18,606             $13,847

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Van Kampen Worldwide High Income Fund, formerly known as the Morgan Stanley Worldwide High Income Fund, seeks to offer investors high current income consistent with relative stability of principal and potential for capital appreciation. To achieve this objective, the Fund will invest primarily in high-yielding, high risk fixed-income securities of issuers located throughout the world.

For the 12 months ended June 30, 1998, the Van Kampen Worldwide High Income Fund generated a total return of 3.40 percent for the Class A shares at net asset value, as compared to a total return of 6.97 percent for the Worldwide High Income Blended Index. This benchmark is comprised of 50 percent CS First Boston High Yield Index, 25 percent J.P. Morgan Latin Eurobond Index, and 25 percent J.P. Morgan Emerging Markets Bond Index Plus. In addition, the Lehman Aggregate Bond Index returned 10.54 percent for the same period.***

During the last six months of 1997, volatility in the emerging debt markets increased dramatically. Following a robust third quarter, the almost two-year rally in emerging country debt came to an abrupt halt during the final three months of 1997. After emerging market debt had reached an all-time high in terms of price in early September, investors suddenly lost their appetite for risk, causing prices to fall to a 12-month low by mid-October. Because of the deepening Asian economic crisis, investors reassessed the risk premium appropriate for investing in emerging markets. By late October, fears of contagion from the Asian economic crisis overtook the market, sending prices of *** The Lehman Aggregate Bond Index was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the Worldwide High Income Blended Index provides a more accurate benchmark for the Fund. Therefore, the Lehman Brothers Aggregate Bond Index will not be shown beginning with the December 31, 1998 semi-annual report.

                                                              ------------------
                                                                    89

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

emerging debt lower and spreads correspondingly wider. Although the majority of outstanding emerging market debt is from Latin American and Eastern European countries, all prices fell, as any asset with the word "emerging" in its description was penalized.

The U.S. high-yield market performed reasonably well during the first half of 1998. The environment was particularly good in the first months of the year, with 10-year Treasury yields declining about 30 basis points (0.3 percent) from the beginning of the year to the end of June. Within the declining-rate environment and solid economy, single B-rated bonds outperformed higher-quality bonds in the high-yield market. Longer duration bonds also outperformed. The lower tier and distressed sector continued to have problems, as it has for some time. Strong performing industries included retail, technology, and utilities, while weak performing ones included auto parts, energy, and textiles.

The Asian region remained in the spotlight throughout the first half of 1998 and continued to dictate the tone of the market. In the first quarter, emerging market debt recovered a large portion of the losses realized in October 1997, as Asia appeared to stabilize. The market, however, remained volatile during this period of spread compression, with general market spreads oscillating within a 100 basis point (1 percent) range. The past three months have seen the return of the nervousness, volatility, and investor skepticism that we experienced during the large emerging markets sell-offs in 1994 and the fourth quarter of 1997. The reasons for this current round of volatility are less obvious than past episodes, as we have not seen the classic signs of a decrease in global liquidity. In addition, this sell-off has not been precipitated by political or social instability in any major country. Globally, interest rates continue to remain low, there have not been large flows out of emerging market debt mutual funds, global inflation remains quite well contained, and most emerging countries continue to pursue virtuous economic policies. The poor health of the Japanese economy and of major Japanese banks, however, has caused investors to adjust risk premiums higher and has caused liquidity for most emerging countries to evaporate. Investors fear that Japan's inability to stabilize its economy will continue to weaken the yen, and might eventually cause a devaluation in China. This would increase the risk of another round of currency devaluation in Asia and might further depress commodity prices, a large source of earnings for many emerging countries. The good news is that markets have considerably discounted this negative scenario. While Asia continues to cast a dark shadow over the emerging markets, any evidence of improving or stable conditions in Asia should allow prices on emerging market debt to recover substantially.

As markets rallied in the beginning of 1998, we decreased the Fund's exposure to the market in general, particularly Russia. We remained cautious during most of the first quarter and only increased our exposure to emerging market debt after the market had sold off significantly. As we began to feel that valuations more accurately represented the risks in the market, we established an overweight position in Russia and Mexico. The overweight in Russia has hurt the Fund's performance as Russian debt performed below other emerging market bonds by a wide margin in June, with the Russian subcomponent of the J.P. Morgan Emerging Markets Bond Index returning -13.85 percent for the month. The dramatic sell-off in Russian assets reflects investors' concerns about short-term liquidity rather than longer-term solvency issues. Russia relies heavily on foreign debt and foreign investors in its local markets to fund its budget deficit, which has been aggravated this year by poor tax collection resulting from low oil prices. As global liquidity has become scarce, Russia has come under scrutiny as it relies on the markets for constant funding. We believe that the new administration in Moscow has developed a credible program to avoid full-blown economic crisis, and Russia will survive its current predicament. The Russians are working closely with the IMF and should, in the next two months, come to terms for additional aid and an expanded program to bolster international reserves. We will continue to overweight in Mexico, as we remain confident about the soundness of Mexico's macroeconomics fundamentals. The Mexican economy should register growth of 5 percent this year; unlike 1995, this growth is more balanced now as it is being driven by both the export and nontradable sectors.

Robert Angevine                            Paul Ghaffari
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

--------------

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

  CORPORATE BONDS & NOTES (37.7%)
    ARGENTINA (2.4%)
 ARP(e)8,500   CIA International Telecommunication 10.375%,
                 8/1/04.........................................  $  7,013
                                                                  --------
    AUSTRALIA (0.5%)
$      1,500   Murrin Murrin Holdings 9.375%, 8/31/07...........     1,479
                                                                  --------
    BRAZIL (1.5%)
    (h)4,500   Banco Nacional Desenv Econ 10.30%, 6/16/08.......     4,493
                                                                  --------
    CANADA (0.9%)
         400   Rogers Cablesystems Ltd. 10.125%, 9/1/12.........       436
         865   Rogers Cablesystems Ltd., Series B, 10.00%,
                 3/15/05........................................       961
       1,080   Rogers Cantel, Inc. 8.30%, 10/1/07...............     1,056
         250   Rogers Communications, Inc. 9.125%, 1/15/06......       253
         100   Rogers Communications, Inc. 8.875%, 7/15/07......       101
                                                                  --------
                                                                     2,807
                                                                  --------
    KOREA (2.6%)
    (e)3,200   Export-Import Bank of Korea, 6.50%, 10/6/99......     3,020
       5,900   Korea Electric Power 6.375%, 12/1/03.............     4,651
                                                                  --------
                                                                     7,671
                                                                  --------
    MEXICO (1.4%)
       4,200   TV Azteca S.A. 10.125%, 2/15/04..................     4,211
                                                                  --------
    NETHERLANDS (3.0%)
         475   Hermes Europe Railtel BV 11.50%, 8/15/07.........       537
    (n)1,500   PTC International Finance BV 0.00%, 7/1/07.......     1,031
       6,100   SBS Argo Finance BV 10.25%, 7/21/00..............     4,636
       3,375   Tjiwi Kimia International B.V. 13.25%, 8/1/01....     2,684
                                                                  --------
                                                                     8,888
                                                                  --------
    TURKEY (1.9%)
 ZAR(e)2,500   Pera Financial Services 9.375%, 10/15/02.........     2,231
$        500   Pera Financial Services 9.375%, 10/15/02.........       446
       3,150   Yapi Kredi Finance Co. 10.00%, 8/19/02...........     3,095
                                                                  --------
                                                                     5,772
                                                                  --------
    UNITED KINGDOM (0.3%)
  (e,n)1,000   Dolphin Telecommunication plc 0.00%, 6/1/08......       570
  DEM (e)625   Esprit Telecommunication Group plc 11.00%,
                 6/15/08........................................       347
                                                                  --------
                                                                       917
                                                                  --------
    UNITED STATES (23.2%)
$      1,025   AES Corp. 8.50%, 11/1/07.........................     1,038
       2,930   American Standard Cos., Inc. 7.375%, 2/1/08......     2,878
         625   Advanced Micro Devices 11.00%, 8/1/03............       661
      (e)964   CA FM Lease Trust 8.50%, 7/15/17.................     1,012
         700   CB Richard Ellis Service 8.875%, 6/1/06..........       695
      (e)600   CEX Holdings, Inc. 9.625%, 6/1/08................       606
    (e)2,060   Chesapeake Energy Corp., 9.625%, 5/1/05..........     2,070
          85   Columbia/HCA Healthcare 8.125%, 8/4/03...........        87
         425   Columbia/HCA Healthcare 6.91%, 6/15/05...........       410
         790   Columbia/HCA Healthcare, 7.00%, 7/1/07...........       758
       2,500   Columbia/HCA Healthcare, 7.69%, 6/15/25..........     2,403
       2,945   Comcast Cellular Holdings, Series B 9.50%,
                 5/1/07.........................................     3,070
       3,105   CSC Holdings, Inc. 9.875%, 5/15/06...............     3,412
         150   CSC Holdings, Inc. 7.875%, 12/15/07..............       158

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
         805   DR Securitized Lease Trust, Series 1993-K1, Class
                 A1, 6.66%, 8/15/10.............................  $    752
         963   DR Securitized Lease Trust, Series 1994-K1, Class
                 A1, 7.60%, 8/15/07.............................       952
         250   DR Securitized Lease Trust, Series 1994-K1, Class
                 A2, 8.375%, 8/15/15............................       250
         150   DR Structured Finance, Series 1994-K2, CMO,
                 9.35%, 8/15/19.................................       159
    (n)1,025   Dial Call Communications, Series B, 0.00%,
                 12/15/05.......................................     1,015
      (e)300   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       314
          49   Fleming Cos., Inc., Series B 10.50%, 12/1/04.....        51
      (e)900   Fresenius Medical Capital Trust II 7.875%,
                 2/1/08.........................................       877
         200   Globalstar LP/Capital 11.375%, 2/15/04...........       195
       1,610   Grand Casinos, Inc. 10.125%, 12/1/03.............     1,739
         625   HMC Acquisition Properties 9.00%, 12/15/07.......       689
         950   Host Marriott Travel Plaza, Series B, 9.50%,
                 5/15/05........................................     1,012
       1,970   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....     2,054
      (e)735   IXC Communications, Inc. 9.00%, 4/15/08..........       737
  (e,n)2,765   Intermedia Communications, Series B, 0.00%,
                 7/15/07........................................     2,018
         320   Iridium LLC/Capital Corp., Series A 13.00%,
                 7/15/05........................................       342
      (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                 11/1/14........................................       406
      (e)300   Jet Equipment Trust, Series C-1, 11.79%,
                 6/15/13........................................       409
       1,150   Kmart Funding Corp. 8.80%, 7/1/10................     1,190
       1,425   Lenfest Communications 8.375%, 11/1/05...........     1,514
       (e)70   Lenfest Communications 7.625%, 2/15/08...........        72
         950   Musicland Group, Inc. 9.875%, 3/15/08............       945
  (e,n)1,760   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....     1,078
      (e)525   NSM Steel Lts. Units 12.25%, 2/1/08..............       462
         200   Navistar Financial Corp., Series B, 9.00%,
                 6/1/02.........................................       209
      (n)565   Nextel Communications 0.00%, 8/15/04.............       548
    (n)2,775   Nextel Communications 0.00%, 9/15/07.............     1,859
         256   Niagara Mohawk Power Series G 7.75%, 10/1/08.....       262
      (n)442   Niagara Mohawk Power Series H 0.00%, 7/1/10......       304
      (n)990   Norcal Waste Systems 13.50%, 11/15/05............     1,139
      (e)735   Onepoint Communications Corp., Units 14.50%,
                 6/1/08.........................................       691
       1,020   Outdoor Systems, Inc., 8.875%, 6/15/07...........     1,063
       2,400   Paramount Communications 8.25%, 8/1/22...........     2,537
      (e)325   Primus Telecommunications Group 9.875%,
                 5/15/08........................................       318
      (e)165   Psinet, Inc. 10.00%, 2/15/05.....................       168
         320   Qwest Communications International, Series B,
                 10.875%, 4/1/07................................       369
    (n)2,305   Qwest Communications International 0.00%,
                 10/15/07.......................................     1,729
    (e,n)440   Qwest Communications International 0.00%,
                 2/1/08.........................................       317
    (n)3,465   RCN Corp. 0.00%, 10/15/07........................     2,235
          35   RSL Communications Ltd. 12.25%, 11/15/06.........        39

                                                         -----------------------
                                                                    91
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

UNITED STATES (CONT.)

$   (e)1,540   RSL Communications Ltd. 9.125%, 3/1/08...........  $  1,494
       1,000   Revlon Consumer Products 8.125%, 2/1/06..........       999
    (e,n)425   SB Treasury Co. LLC 9.40%, 12/29/49..............       423
         800   SD Warren Co., Series B, 12.00%, 12/15/04........       886
    (e)2,000   Samsung Electronics Co. 9.75%, 5/1/03............     1,797
         900   Sinclair Broadcast Group 9.00%, 7/15/07..........       927
      (e)530   Smithfield Foods, Inc. 7.625%, 2/15/08...........       529
       1,360   Snyder Oil Corp. 8.75%, 6/15/07..................     1,374
       2,232   Southland Corp. 5.00%, 12/15/03..................     1,939
         825   Station Casinos, Inc. 9.75%, 4/15/07.............       931
    (n)1,475   TCI Satellite Entertainment 0.00%, 2/15/07.......       996
    (n)1,075   Teleport Communications 0.00%, 7/1/07............       926
       1,980   Tenet Healthcare Corp. 8.625%, 1/15/07...........     2,042
         500   Tenet Healthcare Corp. 8.125%, 12/1/08...........       503
    (e,n)750   Wam!Net, Inc. 0.00%, 3/1/05......................       476
         595   Western Financial Bank 8.875%, 8/1/07............       558
                                                                  --------
                                                                    69,077
                                                                  --------
  TOTAL CORPORATE BONDS & NOTES (COST $114,989).................   112,328
                                                                  --------
  ASSET BACKED SECURITIES (0.7%)
    UNITED STATES (0.7%)
      (e)698   Aircraft Lease Portfolio Securitization Ltd.,
                 Series 1996-1, Class D 12.75%, 6/15/06.........       698
      (e)894   Commercial Financial Services, Inc., Series
                 1997-5, Class A1 7.72%, 6/15/05................       900
      (e)633   Long Beach Acceptance Auto Grantor Trust 1997-1,
                 Class B, 14.22%, 10/26/03......................       632
                                                                  --------
  TOTAL ASSET BACKED SECURITIES (COST $2,235)...................     2,230
                                                                  --------
  COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
    UNITED STATES (0.9%)
      36,916   DLJ Mortgage Acceptance Corp., Series 1997-CF2,
                 Class S, IO, 0.36%, 10/15/30...................       958
  (e,h)1,016   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                 Class S, IO, 1.64%, 11/12/21...................        83
      (e)535   First Home Mortgage Acceptance Corp., Series
                 1996-B, Class C, 7.93%, 11/1/18................       483
       1,137   OHA Grantor Trust, 11.00%, 9/15/03...............     1,120
                                                                  --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,568).......     2,644
                                                                  --------
  EUROBONDS (5.2%)
    ARGENTINA (2.8%)
  (e,h)2,500   Acindar Industria Argentina 11.55%, 11/12/98.....     2,523
    (h)6,470   Republic of Argentina, Series L, 6.625%,
                 3/31/05........................................     5,722
                                                                  --------
                                                                     8,245
                                                                  --------
    RUSSIA (1.2%)
    (e)5,050   Mosenergo Finance BV 8.375%, 10/9/02.............     3,529
                                                                  --------
    TURKEY (1.2%)
       3,750   Export Credit Bank of Turkey 9.00%, 8/18/00......     3,713
                                                                  --------
  TOTAL EUROBONDS (COST $17,021)................................    15,487
                                                                  --------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (41.5%)
    ARGENTINA (3.5%)
      11,400   Republic of Argentina 9.75%, 9/19/27.............    10,568
                                                                  --------
        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
    BRAZIL (10.6%)
$     12,100   Federative Republic of Brazil, 9.375%, 4/7/08....  $ 10,878
   (h)14,793   Federative Republic of Brazil, Series EI-L,
                 Floating Rate 6.625%, 4/15/06..................    12,181
      11,718   Republic of Brazil "C" PIK 8.00%, 4/15/14........     8,635
                                                                  --------
                                                                    31,694
                                                                  --------
    BULGARIA (1.1%)
    (n)5,500   Bulgaria Front Loaded Interest Reduction Bond
                 2.25%, 7/28/12.................................     3,407
                                                                  --------
    COLOMBIA (0.9%)
    (h)2,778   Republic of Colombia Hercules 6.875%, 12/15/03...     2,598
                                                                  --------
    ECUADOR (1.0%)
    (e)3,000   Conecel 14.00%, 5/1/02...........................     3,000
                                                                  --------
    JAMAICA (1.7%)
       3,000   Government of Jamaica 12.00%, 7/19/99............     3,090
      (e)300   Government of Jamaica 10.875%, 6/10/05...........       300
       2,000   Mechala Group Jamaica Ltd., Series B 12.75%,
                 12/30/99.......................................     1,840
                                                                  --------
                                                                     5,230
                                                                  --------
    MEXICO (9.5%)
   ZAR 8,000   National Financiera 17.00%, 2/26/99..............     1,325
$      7,700   United Mexican States 9.875%, 1/15/07............     8,014
       3,500   United Mexican States 8.625%, 3/12/08............     3,397
       8,950   United Mexican States 11.375%, 9/15/16...........     9,979
       4,900   United Mexican States 11.50%, 5/15/26............     5,570
                                                                  --------
                                                                    28,285
                                                                  --------
    PERU (0.9%)
  (e,n)3,950   Republic of Peru Front Loaded Interest Reduction
                 Bond 3.25%, 3/7/17.............................     2,207
         700   Republic of Peru Front Loaded Interest Reduction
                 Bond 3.25%, 3/7/17.............................       391
                                                                  --------
                                                                     2,598
                                                                  --------
    RUSSIA (11.1%)
       6,000   Ministry of Finance 14.00%, 5/19/99..............     5,078
    (e)8,050   Ministry of Finance 11.75%, 6/10/03..............     7,124
      13,950   Ministry of Finance 10.00%, 6/26/07..............    10,550
    (e)7,400   Ministry of Finance 12.75%, 6/24/28..............     6,614
         208   Republic of Russia 6.625%, 12/15/15..............       116
           4   Ministry of Finance Tranche VI GDR 3.00%,
                 5/14/03........................................         2
    (e)3,800   Unexim International Finance BV 9.875%, 8/1/00...     2,893
         900   Unexim International Finance BV 9.875%, 8/1/00...       685
                                                                  --------
                                                                    33,062
                                                                  --------
    THAILAND (0.8%)
       2,290   Kingdom of Thailand 8.70%, 8/1/99................     2,297
                                                                  --------
    VENEZUELA (0.4%)
    (h)1,357   Republic of Venezuela Discount Bond, Series L,
                 6.625%, 12/18/07...............................     1,111
                                                                  --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (COST $133,981).............................................   123,850
                                                                  --------

--------------
          92
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1998

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
LOAN AGREEMENTS (2.5%)
    GABON (1.1%)
$   (h)4,376   Republic of Gabon Syndicated Loan, 6.69%,
                 4/1/04.........................................  $  3,479
                                                                  --------
    JAMAICA (0.3%)
      (h)938   Republic of Jamaica Syndicated Loan, 6.44%,
                 12/1/05........................................       858
                                                                  --------
    RUSSIA (1.1%)
    (h)6,750   Republic of Russia Syndicated Loan, 3.31%,
                 12/15/20.......................................     3,206
                                                                  --------
TOTAL LOAN AGREEMENTS (COST $8,080).............................     7,543
                                                                  --------
      SHARES
------------
PREFERRED STOCKS (1.1% )
    UNITED STATES (1.1%)
    (a)3,250   Concentric Network Corp. 13.50%..................       323
       (a)17   IXC Communications, Inc. PIK 9.50%...............        20
           3   Time Warner, Inc., Series M, 10.25%..............     2,986
                                                                  --------
TOTAL PREFERRED STOCKS (COST $3,298)............................     3,329
                                                                  --------
UNITS (0.4%)
  UNITED STATES (0.4%)
      (e)885   AMSC Acquisition Co. 12.25%, 4/1/08..............       832
    (e,n)500   Viatel, Inc. 0.00%, 4/15/08......................       301
                                                                  --------
TOTAL UNITS (COST $1,216).......................................     1,133
                                                                  --------
   NO. OF
  WARRANTS
------------
WARRANTS (0.0%)
    UNITED STATES (0.0%)
      (a)325   Concentric Network Corp. (COST $0)...............        --
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (90.0%) (COST $283,388).........   268,544
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)

--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.9%)
  REPURCHASE AGREEMENT (3.9% )
$     11,543   Chase Securities, Inc., 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $11,545,
                 collateralized by $10,410 U.S. Treasury Notes,
                 7.875%, due 11/15/04, valued at $11,799.
                 (COST $11,543).................................  $ 11,543
                                                                  --------
TOTAL INVESTMENTS IN SECURITIES (93.9%) (COST $294,931).........   280,087
                                                                  --------
FOREIGN CURRENCY (0.2%)
   FRF 3,213   French Franc (COST $569).........................       531
                                                                  --------
TOTAL INVESTMENTS (94.1%) (COST $295,500).......................   280,618
OTHER ASSETS IN EXCESS OF LIABILITIES (5.9%)....................    17,559
                                                                  --------
NET ASSETS (100%)...............................................  $298,177
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
(e)   --  144A Security - certain conditions for public sale may exist.
(h)   --  Variable/floating rate security - rate disclosed is as of June 30,
          1998.
(n) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
ARP   --  Argentine Peso
DEM   --  German Mark
FRF   --  French Franc
GDR   --  Global Depositary Receipt
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
IO    --  Interest only
ZAR   --  South African Rand

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of forward foreign currency contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                         IN EXCHANGE           NET UNREALIZED
TO DELIVER   VALUE   SETTLEMENT       FOR       VALUE    GAIN (LOSS)
  (000)      (000)      DATE         (000)      (000)       (000)
----------   ------  ----------   -----------   ------  --------------
  DEM  625   $  348   9/25/98       $  351      $  351       $  4
 ZAR 8,226    1,384    7/7/98       $1,600       1,600        215
             ------                             ------      -----
             $1,732                             $1,951       $219
             ------                             ------      -----
             ------                             ------      -----

---------------

DEM   --  German Mark
ZAR   --  South African Rand

--------------------------------------------------------------------------------

                      SUMMARY OF FOREIGN & U.S. SECURITIES
                     BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                          VALUE     PERCENT OF
INDUSTRY                                                                                  (000)     NET ASSETS
--------------------------------------------------------------------------------------  ---------  -------------
Foreign Government & Agency Obligations...............................................  $ 123,850        41.6%
Multi-Industry........................................................................     38,210        12.8
Telecommunications....................................................................     27,121         9.1
Finance...............................................................................     23,958         8.0
Eurobonds.............................................................................     15,487         5.2
Services..............................................................................     11,322         3.8
Loan Agreements.......................................................................      7,543         2.5
Collateralized Mortgage Obligations & Asset Backed Securities.........................      4,874         1.6
Consumer Goods........................................................................      4,074         1.4
Broadcast--Radio & Television.........................................................      3,265         1.1
Technology............................................................................      2,458         0.8
Materials.............................................................................      2,054         0.7
Utilities.............................................................................      1,604         0.6
Energy................................................................................      1,374         0.4
Transportation........................................................................      1,350         0.4
                                                                                        ---------         ---
                                                                                        $ 268,544        90.0%
                                                                                        ---------         ---
                                                                                        ---------         ---

                                                         -----------------------
                                                                    93
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998

                                                                                                               GOVERNMENT
                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN     ASIAN  EMERGING    GLOBAL      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE    GROWTH   MARKETS    EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND      FUND      FUND      FUND        FUND    FUND        FUND
                                            (000)     (000)     (000)     (000)     (000)       (000)   (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    See accompanying portfolios        $  218,999  $614,977  $ 97,565  $141,340  $771,187  $  609,960  $7,602  $   56,317
  Foreign Currency                             --        --     6,231     2,073     2,159       1,543       5          --
  Cash                                         --        --        --        --         1          --      --          --
  Margin Deposit on Futures                    --        --        --        --        --       4,224      --          --
  Receivable for:
    Investments Sold                        3,422     8,168       385     1,148        --          99      --          --
    Variation of Futures Contracts             --        --        --        --        --         518      --          --
    Fund Shares Sold                        1,715     7,810       177       408     3,166       1,902      14          --
    Dividends                                  86       324       348       429     1,672       1,374      --          --
    Interest                                    2        10         1       377         7          19     180         102
    Security Lending Income                    --        --        --        --        --          13      --          --
    Foreign Withholding Tax Reclaim            --        --        24        41       342         301      --          --
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                --        --        --       763        --          --      11          --
  Deferred Organizational Costs                26         1        --         3        35          --      --          --
  Receivable from Investment Adviser           --        --        26        --        --          --      16          --
  Securities, at Value, Held as
    Collateral for Securities Loaned           --        --        --        --        --      21,788      --          --
  Other                                         1         3        53         2         5          56      --           7
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
    Total Assets                          224,251   631,293   104,810   146,584   778,574     641,797   7,828      56,426
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
LIABILITIES:
  Payable for:
    Investments Purchased                   4,001    11,702       955       723     2,321       3,890      --          --
    Fund Shares Redeemed                      338       930     1,247     1,844       447      17,200      31          --
    Bank Overdraft                             --        --        --     2,218        --           6      --           2
    Dividends Declared                          6        --        --        --        --          54      23          58
    Investment Advisory Fees                   82       255        --        38       625         384      --          18
    Administrative Fees                        43       119        23        35       158         109       2           2
    Custody Fees                                4         1       233       394        83         346       3           1
    Professional Fees                          18        18        40        43        49          70      20          17
    Distribution Fees                         262       684       127       178     1,175         554       6          20
    Shareholder Reporting Expenses             24        52        29        18        71          94       6          --
    Transfer Agent Fees                        23        46        36        20        61         244       6
    Directors' Fees and Expenses                5         8        16        10         9          49       5           6
    Securities Lending Expense                 --        --        --        --        --          15      --          --
    Filing and Registration Fees               40       141        --         9       202          19      --          --
    Deferred Country Tax                       --        --        21        27        --          --      --          --
    Collateral on Securities Loaned            --        --        --        --        --      21,788      --          --
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts                --        --         1        --        64         513      --          --
  Unrealized Loss on Swap Agreements           --        --        --       932        --          --      --          --
  Other                                         1        --         5        33        --         382      --          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
  Total Liabilities                         4,847    13,956     2,733     6,522     5,265      45,717     102         124
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
  NET ASSETS                           $  219,404  $617,337  $102,077  $140,062  $773,309  $  596,080  $7,726  $   56,302
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------

------------------
          94
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998  (CONT.)

                                          HIGH
                                         YIELD                                                       WORLDWIDE
                                       & TOTAL  INTERNATIONAL     LATIN     MONEY  U.S. REAL              HIGH
                                        RETURN         MAGNUM  AMERICAN    MARKET     ESTATE  VALUE     INCOME
                                          FUND           FUND      FUND      FUND       FUND   FUND       FUND
                                         (000)          (000)     (000)     (000)      (000)  (000)      (000)
--------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in Securities, at Value
    See accompanying portfolios        $33,855  $     133,555  $ 81,939  $118,940  $  35,190  $314,648 $ 280,087
  Foreign Currency                          --            699     1,123        --         --     --        531
  Cash                                      --             --        66        --          5     69      1,878
  Receivable for:
    Investments Sold                        --            419       336        --      1,045  1,714     12,012
    Fund Shares Sold                       360          1,928       266        --        145  2,067      2,617
    Dividends                               --            309       230        --        298    378          1
    Interest                               470              3        --       657          5      6      6,707
    Security Lending Income                 --             --        --        --         --     --         --
    Foreign Withholding Tax Reclaim         --            105        --        --         --     --         --
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts             --            268        --        --         --     --        219
  Deferred Organizational Costs             14             22         3        --         11      6          3
  Other                                     --              1         3        41         13      2          2
                                       -------  -------------  --------  --------  ---------  -----  ---------
    Total Assets                        34,699        137,309    83,966   119,638     36,712  318,890   304,057
                                       -------  -------------  --------  --------  ---------  -----  ---------
LIABILITIES:
  Payable for:
    Investments Purchased                   --          2,716        --        --        249  1,488      2,408
    Fund Shares Redeemed                    31            358       356        --        106    836        609
    Bank Overdraft                           7              6        --       156         --     --         --
    Dividends Declared                     192             --        --        40          6     --      2,070
    Investment Advisory Fees                 6             45       116        35          6    195        183
    Administrative Fees                      7             28        24         1          8     65         62
    Custody Fees                             2             69        73        --          9     35         24
    Professional Fees                       15             19        21        17         15     36         35
    Distribution Fees                       44            131        99         1         37    346        388
    Shareholder Reporting Expenses           6             13        12        --          4     26         17
    Transfer Agent Fees                      4             19        26         1          6     16         28
    Directors' Fees and Expenses             4              5         6        11          5      6          9
    Filing and Registration Fees             3             22         5        --          4     89         39
    Country Tax                             --             --         5        --         --     --         --
  Other                                     --             --         1        --         --     --          8
                                       -------  -------------  --------  --------  ---------  -----  ---------
  Total Liabilities                        321          3,431       744       262        455  3,138      5,880
                                       -------  -------------  --------  --------  ---------  -----  ---------
  NET ASSETS                           $34,378  $     133,878  $ 83,222  $119,376  $  36,257  $315,752 $ 298,177
                                       -------  -------------  --------  --------  ---------  -----  ---------
                                       -------  -------------  --------  --------  ---------  -----  ---------

                                                         -----------------------
                                                                    95
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998  (CONT.)

                                                                                                               GOVERNMENT
                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN     ASIAN  EMERGING    GLOBAL      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE    GROWTH   MARKETS    EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND      FUND      FUND      FUND        FUND    FUND        FUND
                                            (000)     (000)     (000)     (000)     (000)       (000)   (000)       (000)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                 $       11  $     21  $     16  $     18  $     70  $      233  $    1  $       62
  Paid in Capital in Excess of Par        198,527   565,577   253,634   206,540   709,605     500,322   7,794      56,291
  Undistributed (Distributions in
    Excess of) Net Investment Income           (4)       (6)   (1,200)   (1,090)    1,301       4,082    (150)         38
  Accumulated (Distributions in
    Excess of) Net Realized Gain
    (Loss)                                 14,747    34,999  (126,890)  (28,054)      978      12,058      21         (89)
  Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Translations**         6,123    16,746   (23,483)  (37,352)   61,355      79,385      60          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
NET ASSETS                             $  219,404  $617,337  $102,077  $140,062  $773,309  $  596,080  $7,726  $   56,302
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
CLASS A SHARES:
  Net Assets                           $   64,035  $220,100  $ 47,128  $ 74,959  $ 80,508  $  261,633  $4,413  $   56,302
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              3,200    10,315     7,218     9,388     7,239      15,695     440      56,414
  Net Asset Value and Redemption
    Price Per Share                    $    20.01  $  21.34  $   6.53  $   7.98  $  11.12  $    16.67  $10.02  $     1.00
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
  Maximum Sales Charge                      5.75%     5.75%     5.75%     5.75%     5.75%       5.75%   4.75%          --

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales charge))    $    21.23  $  22.64  $   6.93  $   8.38  $  11.80  $    17.69  $10.52          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
CLASS B SHARES:
  Net Assets                           $  130,497  $269,836  $ 26,126  $ 36,423  $623,229  $  225,797  $1,425          --
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              6,634    12,730     4,143     4,679    56,269      13,987     143          --
  Net Asset Value and Offering Price
    Per Share***                       $    19.67  $  21.20  $   6.31  $   7.78  $  11.08  $    16.14  $ 9.97          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
CLASS C SHARES:
  Net Assets                           $   24,872  $127,401  $ 28,823  $ 28,680  $ 69,572  $  108,650  $1,888          --
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)              1,265     6,008     4,583     3,681     6,282       6,666     190          --
  Net Asset Value and Offering Price
    Per Share***                       $    19.66  $  21.20  $   6.29  $   7.79  $  11.07  $    16.30  $ 9.96          --
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------

  Investments at Cost, Including
    Foreign Currency                   $  212,876  $598,231  $127,293  $180,615  $711,914  $  532,332  $7,557  $   56,317
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------
                                       ----------  --------  --------  --------  --------  ----------  ------  ----------

---------------

  * Includes repurchase agreements aggregating $10,586,000, $67,722,000, $5,971,000, $4,983,000, $46,443,000, $125,328,000, $390,000,
     $9,398,000, $1,424,000, $18,731,000 $2,772,000, $19,615,000, $537,000,
     $42,983,000 and $11,543,000 for Aggressive Equity Fund, American Value Fund, Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, Global Fixed Income Fund, Government Obligations Money Market Fund, High Yield & Total Return Fund, International Magnum Fund, Latin American Fund, Money Market Fund, U.S. Real Estate Fund, Value Fund, and Worldwide High Income Fund, respectively.
 ** Net of accrual for country tax of U.S. $8,000 for Asian Growth Fund and $26,000 for Emerging Markets Fund.
***  Redemption price may be subject to a contingent deferred sales charge.

------------------
          96
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1998  (CONT.)

                                          HIGH
                                         YIELD                                                             WORLDWIDE
                                       & TOTAL  INTERNATIONAL     LATIN     MONEY  U.S. REAL                    HIGH
                                        RETURN         MAGNUM  AMERICAN    MARKET     ESTATE      VALUE       INCOME
                                          FUND           FUND      FUND      FUND       FUND       FUND         FUND
                                         (000)          (000)     (000)     (000)      (000)      (000)        (000)
--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                 $    27  $           9  $      7  $    119  $       2  $      30    $      24
  Paid in Capital in Excess of Par      33,531        121,221   106,175   119,334     34,797    309,683      310,969
  Undistributed (Distributions in
    Excess of) Net Investment
    Income                                  36          1,524       (95)       (6)         4        (45)         781
  Accumulated (Distributions in
    Excess of) Net Realized
    Gain (Loss)                            574            874    (9,525)      (71)     1,305      4,863        1,096
  Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Translations**        210         10,250   (13,340)       --        149      1,221      (14,693)
                                       -------  -------------  --------  --------  ---------  ---------    ---------
NET ASSETS                             $34,378  $     133,878  $ 83,222  $119,376  $  36,257  $ 315,752    $ 298,177
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------
CLASS A SHARES:
  Net Assets                           $ 7,814  $      66,817  $ 44,439  $119,376  $  16,873  $ 137,447    $  91,579
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)             617          4,501     3,890   119,514      1,081     13,057        7,347
  Net Asset Value and Redemption
    Price Per Share                    $ 12.66  $       14.85  $  11.42  $   1.00  $   15.61  $   10.53    $   12.46
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------
  Maximum Sales Charge                   4.75%          5.75%     5.75%        --      5.75%      5.75%        4.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum
    sales charge))                     $ 13.43  $       15.76  $  12.12        --  $   16.39  $   11.17    $   13.08
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------
CLASS B SHARES:
  Net Assets                           $18,419  $      51,541  $ 24,206        --  $  15,197  $ 142,741    $ 146,401
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)           1,458          3,500     2,195        --        978     13,576       11,810
  Net Asset Value and Offering Price
    Per Share***                       $ 12.63  $       14.72  $  11.03        --  $   15.54  $   10.51    $   12.40
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------
CLASS C SHARES:
  Net Assets                           $ 8,145  $      15,520  $ 14,577        --  $   4,187  $  35,564    $  60,197
  Shares Issued and Outstanding
    ($.001 par value)
    (Authorized 2,625,000,000)             645          1,050     1,321        --        269      3,386        4,854
  Net Asset Value and Offering Price
    Per Share***                       $ 12.63  $       14.78  $  11.04        --  $   15.55  $   10.50    $   12.40
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------

  Investments at Cost, Including
    Foreign Currency                   $33,645  $     124,261  $ 96,394  $118,940  $  35,041  $ 313,426    $ 295,500
                                       -------  -------------  --------  --------  ---------  ---------    ---------
                                       -------  -------------  --------  --------  ---------  ---------    ---------

                                                         -----------------------
                                                                    97
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                            YEAR ENDED JUNE 30, 1998

                                                                                                               GOVERNMENT
                                                                                               GLOBAL  GLOBAL  OBLIGATIONS
                                       AGGRESSIVE  AMERICAN      ASIAN  EMERGING  GLOBAL*      EQUITY   FIXED       MONEY
                                           EQUITY     VALUE     GROWTH   MARKETS   EQUITY  ALLOCATION  INCOME      MARKET
                                             FUND      FUND       FUND      FUND     FUND        FUND    FUND        FUND
                                            (000)     (000)      (000)     (000)    (000)       (000)   (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $    1,061  $  3,096  $   2,836  $  3,788  $ 9,475  $    5,332  $   --  $       --
  Interest                                    350     1,345        519     1,019    2,619       2,018     502       3,830
  Security Lending                             --        --         --        --       --         152      --          --
  Less Foreign Taxes Withheld                  --        --       (266)     (183)    (885)       (311)     (4)         --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Total Income                             1,411     4,441      3,089     4,624   11,209       7,191     498       3,830
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
EXPENSES:
  Investment Advisory Fees                  1,127     2,691      1,823     2,462    4,344       2,399      69         289
    Less: Fees Waived                        (279)     (267)      (266)     (553)      --        (292)    (69)       (183)
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
  Net Investment Advisory Fees                848     2,424      1,557     1,909    4,344       2,107      --         106
  Administrative Fees                         316       799        463       522    1,089         657      27          70
  Custodian Fees                               55        68        650       912      150         271      14          17
  Filing and Registration Fees                 39       141         --         8       --          --      --          --
  Directors' Fees and Expenses                  7         9         12        26       12          13       6           7
  Professional Fees                            32        33         39        66       52          50      29           4
  Shareholder Reports                          79       121        109       100      141         103      39          37
  Transfer Agent Fees                         102       189        270       141      274         148      22          --
  Dividend Expense for Securities
    Sold Short                                  1
  Distribution Fees
    Class A                                   100       289        224       263      108         219      14         343
    Class B                                   706     1,232        379       452    3,543         673      15          --
    Class C                                   141       766        558       465      368         843      21          --
  Amortization of Organizational
    Costs                                      11         4          5         3       44           6       6          --
  Blue Sky Fees                                67       123         81        84      232          67      37          64
  Country Tax Expense                          --        --        108       231       --          --      --          --
  Security Lending Expense                     --        --         --        --       --          28      --          --
  Other                                         4        34         13        59        8          13       4           2
  Expenses Reimbursed by Adviser               --        --         --        --       --          --     (72)         --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Net Expenses                             2,508     6,232      4,468     5,241   10,365       5,198     162         650
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
Net Investment Income (Loss)               (1,097)   (1,791)    (1,379)     (617)     844       1,993     336       3,180
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
NET REALIZED GAIN (LOSS) ON:
  Investments                              23,535    45,496   (116,787)  (22,635)     978      23,954    (104)          2
  Foreign Currency Transactions                --        --       (408)     (225)     711       3,262      45          --
  Futures and Swaps                            --        --         --      (376)      --       6,360      --          --
  Securities Sold Short                      (506)       --         --                 --          --      --          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
   Net Realized Gain (Loss)                23,029    45,496   (117,195)  (23,236)   1,689      33,576     (59)          2
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                               2,407     4,044    (58,679)  (57,931)  61,447      47,367     145          --
  Foreign Currency Translations                --        --         67     1,186      (92)       (793)     33          --
  Futures and Swaps                            --        --         --      (932)      --         724      --          --
  Securities Sold Short                       237        --         --        --       --          --      --          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
    Change in Unrealized
      Appreciation/Depreciation             2,644     4,044    (58,612)  (57,677)  61,355      47,298     178          --
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation                25,673    49,540   (175,807)  (80,913)  63,044      80,874     119           2
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS            $   24,576  $ 47,749  $(177,186) $(81,530) $63,888  $   82,867  $  455  $    3,182
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------
                                       ----------  --------  ---------  --------  -------  ----------  ------  ----------

---------------

  *  Commencement of operations was October 29, 1997.

--------------
          98
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                        YEAR ENDED JUNE 30, 1998 (CONT.)

                                         HIGH
                                        YIELD
                                            &                                                      WORLDWIDE
                                        TOTAL  INTERNATIONAL     LATIN   MONEY  U.S. REAL               HIGH
                                       RETURN         MAGNUM  AMERICAN  MARKET     ESTATE  VALUE*     INCOME
                                         FUND           FUND      FUND    FUND       FUND    FUND       FUND
                                        (000)          (000)     (000)   (000)      (000)   (000)      (000)
------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                            $   93  $       2,088  $  2,387  $   --  $   1,461  $3,434  $     214
  Interest                              2,046            661       203   9,435        115   1,511     24,212
  Security Lending                         --             --        --      --         --      --         --
  Less Foreign Taxes Withheld              --           (261)      (52)     --         --      --         --
                                       ------         ------  --------  ------  ---------  ------  ---------
   Total Income                         2,139          2,488     2,538   9,435      1,576   4,945     24,426
                                       ------         ------  --------  ------  ---------  ------  ---------
EXPENSES:
  Investment Advisory Fees                185            709     1,416     680        343   1,589      1,864
    Less: Fees Waived                    (158)          (148)     (169)   (195)      (185)   (278)        --
                                       ------         ------  --------  ------  ---------  ------  ---------
  Net Investment Advisory Fees             27            561     1,247     485        158   1,311      1,864
  Administrative Fees                      64            237       335     162         89     500        626
  Custodian Fees                           13            152       208      31         44     116         59
  Filing and Registration Fees              3             22         3      --          4      89         42
  Directors' Fees and Expenses              6              7         9       7          6       8          9
  Professional Fees                        27             42        49      --         23      31         54
  Shareholder Reports                      41             56        74      51         35      80        112
  Transfer Agent Fees                      20             81       101                 31     104        135
  Distribution Fees
    Class A                                18            104       164     825         45     236        216
    Class B                               123            356       264      --        120     845      1,101
    Class C                                50            112       214      --         37     194        517
  Amortization of Organizational
    Costs                                   5              7         4      --         10      63          4
  Blue Sky Fees                            36             69        75      56         46     104         72
  Country Tax Expense                      --             --       162      --         --      --         --
  Other                                     5              3         9       4          3       4         24
                                       ------         ------  --------  ------  ---------  ------  ---------
   Net Expenses                           438          1,809     2,918   1,621        651   3,685      4,835
                                       ------         ------  --------  ------  ---------  ------  ---------
Net Investment Income (Loss)            1,701            679      (380)  7,814        925   1,260     19,591
                                       ------         ------  --------  ------  ---------  ------  ---------
NET REALIZED GAIN (LOSS) ON:
  Investments                           1,119            927     4,800      28      2,646   5,893     11,805
  Foreign Currency Transactions            --            948      (224)     --         --      --        213
                                       ------         ------  --------  ------  ---------  ------  ---------
   Net Realized Gain                    1,119          1,875     4,576      28      2,646   5,893     12,018
                                       ------         ------  --------  ------  ---------  ------  ---------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                            (585)         5,933   (27,218)     --     (1,683)  1,221    (28,594)
  Foreign Currency Translations            --            133        12      --         --      --        159
                                       ------         ------  --------  ------  ---------  ------  ---------
    Change in Unrealized
      Appreciation/Depreciation          (585)         6,066   (27,206)     --     (1,683)  1,221    (28,435)
                                       ------         ------  --------  ------  ---------  ------  ---------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation               534          7,941   (22,630)     28        963   7,114    (16,417)
                                       ------         ------  --------  ------  ---------  ------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  OPERATIONS                           $2,235  $       8,620  $(23,010) $7,842  $   1,888  $8,374  $   3,174
                                       ------         ------  --------  ------  ---------  ------  ---------
                                       ------         ------  --------  ------  ---------  ------  ---------

---------------

  *  Commencement of operations was July 7, 1997.

                                                         -----------------------
                                                                    99
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             AGGRESSIVE EQUITY FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $    (1,097)        $   (135)
  Net Realized Gain                                             23,029            3,674
  Change in Unrealized Appreciation/Depreciation                 2,644            3,205
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                  24,576            6,744
                                                            ----------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --              (16)
  Class B                                                           --               (5)
  Class C                                                           --               (5)
                                                            ----------          -------
                                                                    --              (26)
                                                            ----------          -------
  Net Realized Gain:
  Class A                                                       (3,187)            (711)
  Class B                                                       (5,696)            (452)
  Class C                                                       (1,157)            (439)
                                                            ----------          -------
                                                               (10,040)          (1,602)
                                                            ----------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (10,040)          (1,628)
                                                            ----------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   171,376           57,588
  Distributions Reinvested                                       9,563            1,037
  Redeemed                                                     (42,384)          (7,818)
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 138,555           50,807
                                                            ----------          -------
  Total Increase in Net Assets                                 153,091           55,923
NET ASSETS--Beginning of Year                                   66,313           10,390
                                                            ----------          -------
NET ASSETS--End of Year (Including undistributed
  net investment loss of $(4) and $(0),
  respectively)                                            $   219,404         $ 66,313
                                                            ----------          -------
                                                            ----------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,038            1,309
     Distributions Reinvested                                      177               35
     Redeemed                                                   (1,340)            (392)
                                                            ----------          -------
   Net Increase in Class A Shares Outstanding                    1,875              952
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    59,406         $ 20,966
     Distributions Reinvested                                    3,064              522
     Redeemed                                                  (26,003)          (6,373)
                                                            ----------          -------
   Net Increase                                            $    36,467         $ 15,115
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $    56,463         $ 19,996
                                                            ----------          -------
                                                            ----------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  4,818            1,905
     Distributions Reinvested                                      314               18
     Redeemed                                                     (539)             (51)
                                                            ----------          -------
   Net Increase in Class B Shares Outstanding                    4,593            1,872
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    92,956         $ 30,344
     Distributions Reinvested                                    5,363              262
     Redeemed                                                  (10,091)            (818)
                                                            ----------          -------
   Net Increase                                            $    88,228         $ 29,788
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $   120,092         $ 31,863
                                                            ----------          -------
                                                            ----------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    982              404
     Distributions Reinvested                                       67               17
     Redeemed                                                     (343)             (42)
                                                            ----------          -------
   Net Increase in Class C Shares Outstanding                      706              379
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    19,014         $  6,278
     Distributions Reinvested                                    1,136              252
     Redeemed                                                   (6,290)            (626)
                                                            ----------          -------
   Net Increase                                            $    13,860         $  5,904
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $    21,983         $  8,124
                                                            ----------          -------
                                                            ----------          -------
---------------------------------------------------------------------------------------

-----------
         100
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                              AMERICAN VALUE FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                             $    (1,791)        $    424
  Net Realized Gain                                             45,496            6,719
  Change in Unrealized Appreciation/Depreciation                 4,044            7,544
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                  47,749           14,687
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --             (309)
  Class B                                                           --              (25)
  Class C                                                           --             (133)
  In Excess of Net Investment Income:
  Class A                                                         (122)              (1)
  Class B                                                          (29)              --
  Class C                                                          (25)              --
                                                            ----------  ---------------
                                                                  (176)            (468)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                       (5,303)          (1,555)
  Class B                                                       (5,203)            (209)
  Class C                                                       (3,629)          (1,482)
                                                            ----------  ---------------
                                                               (14,135)          (3,246)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (14,311)          (3,714)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   558,778           38,027
  Distributions Reinvested                                      12,507            3,292
  Redeemed                                                     (69,473)         (13,557)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 501,812           27,762
                                                            ----------  ---------------
  Total Increase in Net Assets                                 535,250           38,735
NET ASSETS--Beginning of Year                                   82,087           43,352
                                                            ----------  ---------------
NET ASSETS--End of Year (Including distributions
  in excess of net investment income of $(6) and
  $(1), respectively)                                      $   617,337         $ 82,087
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  9,937            1,025
     Distributions Reinvested                                      269              119
     Redeemed                                                   (1,843)            (538)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                    8,363              606
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $   205,042         $ 16,463
     Distributions Reinvested                                    5,049            1,785
     Redeemed                                                  (37,455)          (8,501)
                                                            ----------  ---------------
   Net Increase                                            $   172,636         $  9,747
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   197,990         $ 25,289
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 12,495              714
     Distributions Reinvested                                      239               15
     Redeemed                                                     (875)             (27)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                   11,859              702
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $   257,479         $ 11,773
     Distributions Reinvested                                    4,461              228
     Redeemed                                                  (18,025)            (420)
                                                            ----------  ---------------
   Net Increase                                            $   243,915         $ 11,581
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   257,889         $ 13,891
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  4,675              623
     Distributions Reinvested                                      160               85
     Redeemed                                                     (671)            (312)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                    4,164              396
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    96,257         $  9,791
     Distributions Reinvested                                    2,997            1,279
     Redeemed                                                  (13,993)          (4,636)
                                                            ----------  ---------------
   Net Increase                                            $    85,261         $  6,434
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   109,719         $ 24,423
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    101
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               ASIAN GROWTH FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $    (1,379)        $ (2,748)
  Net Realized (Loss)                                         (117,195)          (4,804)
  Change in Unrealized Appreciation/Depreciation               (58,612)          (2,619)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Operations                                                (177,186)         (10,171)
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                           --              (33)
  Class B                                                           --              (10)
  Class C                                                           --              (24)
  In Excess of Net Realized Gain:
  Class A                                                         (135)          (4,110)
  Class B                                                          (60)          (1,274)
  Class C                                                          (84)          (3,072)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (279)          (8,523)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   114,898          114,562
  Distributions Reinvested                                         258            8,035
  Redeemed                                                    (188,300)        (220,149)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (73,144)         (97,552)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                (250,609)        (116,246)
NET ASSETS--Beginning of Year                                  352,686          468,932
                                                            ----------  ---------------
NET ASSETS--End of Year (Including net investment
  loss of $(1,200) and $(1,153), respectively)             $   102,077         $352,686
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  9,205            4,724
     Distributions Reinvested                                       15              243
     Redeemed                                                  (12,556)          (8,877)
                                                            ----------  ---------------
   Net Decrease in Class A Shares Outstanding                   (3,336)          (3,910)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    80,960         $ 77,015
     Distributions Reinvested                                      125            3,930
     Redeemed                                                 (123,834)        (144,501)
                                                            ----------  ---------------
   Net Decrease                                            $   (42,749)        $(63,556)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    76,638         $155,944
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,181            1,466
     Distributions Reinvested                                        7               77
     Redeemed                                                   (1,929)            (803)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                      259              740
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    19,723         $ 23,406
     Distributions Reinvested                                       55            1,210
     Redeemed                                                  (19,925)         (12,628)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $      (147)        $ 11,988
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    63,990         $ 64,231
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,702              883
     Distributions Reinvested                                       10              184
     Redeemed                                                   (4,222)          (3,989)
                                                            ----------  ---------------
   Net Decrease in Class C Shares Outstanding                   (2,510)          (2,922)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    14,215         $ 14,140
     Distributions Reinvested                                       78            2,895
     Redeemed                                                  (44,541)         (63,019)
                                                            ----------  ---------------
   Net Decrease                                            $   (30,248)        $(45,984)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   113,022         $106,991
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

-----------
         102
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             EMERGING MARKETS FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $      (617)        $   (538)
  Net Realized Gain (Loss)                                     (23,236)          14,993
  Change in Unrealized Appreciation/Depreciation               (57,677)           7,475
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (81,530)          21,930
                                                            ----------  ---------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A                                                           --             (291)
  Class B                                                           --              (52)
  Class C                                                           --              (44)
                                                            ----------  ---------------
                                                                    --             (387)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                       (6,225)            (871)
  Class B                                                       (3,112)            (182)
  Class C                                                       (2,878)            (503)
  In Excess of Net Realized Gain:
  Class A                                                       (2,361)              --
  Class B                                                       (1,180)              --
  Class C                                                       (1,091)              --
                                                            ----------  ---------------
                                                               (16,847)          (1,556)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (16,847)          (1,943)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   160,772          133,953
  Distributions Reinvested                                      15,915            1,855
  Redeemed                                                    (151,194)        (111,716)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  25,493           24,092
                                                            ----------  ---------------
  Total Increase (Decrease) in Net Assets                      (72,884)          44,079
NET ASSETS--Beginning of Year                                  212,946          168,867
                                                            ----------  ---------------
NET ASSETS--End of Year (Including net investment
  loss and distributions in excess of net
  investment income of $(1,090) and $(659),
  respectively)                                            $   140,062         $212,946
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 10,304            7,637
     Distributions Reinvested                                      891              104
     Redeemed                                                  (10,645)          (8,424)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                   550             (683)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $   114,410         $ 89,680
     Distributions Reinvested                                    8,101            1,103
     Redeemed                                                 (115,555)         (96,827)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $     6,956         $ (6,044)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   107,744         $100,788
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,827            2,028
     Distributions Reinvested                                      457               20
     Redeemed                                                   (1,321)            (205)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    1,963            1,843
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    33,891         $ 23,982
     Distributions Reinvested                                    4,064              223
     Redeemed                                                  (13,053)          (2,355)
                                                            ----------  ---------------
   Net Increase                                            $    24,902         $ 21,850
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    56,453         $ 31,551
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C
   ---------------------
   Shares:
     Subscribed                                                  1,061            1,753
     Distributions Reinvested                                      421               51
     Redeemed                                                   (2,173)          (1,086)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                  (691)             718
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    12,471         $ 20,292
     Distributions Reinvested                                    3,750              528
     Redeemed                                                  (22,586)         (12,534)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    (6,365)        $  8,286
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    42,361         $ 48,726
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    103
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                                       OCTOBER 29, 1997* TO
                                                              JUNE 30, 1998
                                                                      (000)
---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                       $         844
  Net Realized Gain                                                   1,689
  Change in Unrealized Appreciation/Depreciation                     61,355
                                                                 ----------
  Net Increase in Net Assets Resulting from
    Operations                                                       63,888
                                                                 ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                               (88)
  Class B                                                              (188)
  Class C                                                               (18)
                                                                 ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                                      (294)
                                                                 ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                        739,265
  Distributions Reinvested                                              276
  Redeemed                                                          (29,826)
                                                                 ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                      709,715
                                                                 ----------
  Total Increase in Net Assets                                      773,309
NET ASSETS--Beginning of Period                                          --
                                                                 ----------
NET ASSETS--End of Period (Including undistributed
  net investment income of $1,301)                            $     773,309
                                                                 ----------
                                                                 ----------
---------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                       7,876
     Distributions Reinvested                                             8
     Redeemed                                                          (645)
                                                                 ----------
   Net Increase in Class A Shares Outstanding                         7,239
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $      81,031
     Distributions Reinvested                                            78
     Redeemed                                                        (7,009)
                                                                 ----------
   Net Increase                                               $      74,100
                                                                 ----------
                                                                 ----------
   Ending Paid in Capital                                     $      74,096
                                                                 ----------
                                                                 ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                      57,900
     Distributions Reinvested                                            19
     Redeemed                                                        (1,650)
                                                                 ----------
   Net Increase in Class B Shares Outstanding                        56,269
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $     588,891
     Distributions Reinvested                                           180
     Redeemed                                                       (17,780)
                                                                 ----------
   Net Increase                                               $     571,291
                                                                 ----------
                                                                 ----------
   Ending Paid in Capital                                     $     571,259
                                                                 ----------
                                                                 ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                       6,752
     Distributions Reinvested                                             2
     Redeemed                                                          (472)
                                                                 ----------
   Net Increase in Class C Shares Outstanding                         6,282
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $      69,343
     Distributions Reinvested                                            18
     Redeemed                                                        (5,037)
                                                                 ----------
   Net Increase                                               $      64,324
                                                                 ----------
                                                                 ----------
   Ending Paid in Capital                                     $      64,320
                                                                 ----------
                                                                 ----------
---------------------------------------------------------------------------
* Commencement of operations

-----------
         104
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND

                                                            YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 1998       JUNE 30, 1997
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,993         $       245
  Net Realized Gain                                             33,576              13,170
  Change in Unrealized Appreciation/Depreciation                47,298              17,251
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Operations                                                  82,867              30,666
                                                            ----------          ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (1,628)             (2,358)
  Class B                                                       (1,028)               (759)
  Class C                                                       (1,187)             (2,093)
                                                            ----------          ----------
                                                                (3,843)             (5,210)
                                                            ----------          ----------
  Net Realized Gain:
  Class A                                                       (8,369)             (2,101)
  Class B                                                       (6,610)               (751)
  Class C                                                       (9,026)             (2,262)
                                                            ----------          ----------
                                                               (24,005)             (5,114)
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (27,848)            (10,324)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   399,475              54,525
  Distributions Reinvested                                      26,341               9,826
  Redeemed                                                     (74,620)            (36,345)
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 351,196              28,006
                                                            ----------          ----------
  Total Increase in Net Assets                                 406,215              48,348
NET ASSETS--Beginning of Year                                  189,865             141,517
                                                            ----------          ----------
NET ASSETS--End of Year (Including undistributed
  net investment income of $82 and $2,666,
  respectively)                                            $   596,080         $   189,865
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 13,220               1,091
     Distributions Reinvested                                      658                 293
     Redeemed                                                   (2,571)             (1,314)
                                                            ----------          ----------
   Net Increase in Class A Shares Outstanding                   11,307                  70
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $   193,752         $    16,569
     Distributions Reinvested                                    9,235               4,157
     Redeemed                                                  (41,983)            (19,605)
                                                            ----------          ----------
   Net Increase                                            $   161,004         $     1,121
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $   215,278         $    53,342
                                                            ----------          ----------
                                                            ----------          ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 11,944               1,444
     Distributions Reinvested                                      533                 106
     Redeemed                                                     (902)               (160)
                                                            ----------          ----------
   Net Increase in Class B Shares Outstanding                   11,575               1,390
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $   170,660         $    21,138
     Distributions Reinvested                                    7,277               1,475
     Redeemed                                                  (14,280)             (2,336)
                                                            ----------          ----------
   Net Increase                                            $   163,657         $    20,277
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $   198,908         $    34,446
                                                            ----------          ----------
                                                            ----------          ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  2,310               1,160
     Distributions Reinvested                                      713                 300
     Redeemed                                                   (1,171)               (995)
                                                            ----------          ----------
   Net Increase in Class C Shares Outstanding                    1,852                 465
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    35,063         $    16,818
     Distributions Reinvested                                    9,829               4,194
     Redeemed                                                  (18,357)            (14,404)
                                                            ----------          ----------
   Net Increase                                            $    26,535         $     6,608
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $    86,368         $    59,446
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    105
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                            GLOBAL FIXED INCOME FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       336         $    436
  Net Realized Gain (Loss)                                         (59)             111
  Change in Unrealized Appreciation/Depreciation                   178              (84)
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                     455              463
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (219)            (218)
  Class B                                                          (49)             (46)
  Class C                                                          (68)             (74)
  In Excess of Net Investment Income:
  Class A                                                           (4)             (41)
  Class B                                                           (1)              (9)
  Class C                                                           (1)             (14)
                                                               -------          -------
                                                                  (342)            (402)
                                                               -------          -------
  Net Realized Gain:
  Class A                                                          (30)              --
  Class B                                                           (8)              --
  Class C                                                          (11)              --
                                                               -------          -------
                                                                   (49)              --
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (391)            (402)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                     1,701            4,760
  Distributions Reinvested                                         329              335
  Redeemed                                                      (4,936)          (6,304)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                  (2,906)          (1,209)
                                                               -------          -------
  Total Decrease in Net Assets                                  (2,842)          (1,148)
NET ASSETS--Beginning of Year                                   10,568           11,716
                                                               -------          -------
NET ASSETS--End of Year (Including distributions
  in excess of net investment income of $(150) and
  $(63), respectively)                                     $     7,726         $ 10,568
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
  --------------------
  Shares:
    Subscribed                                                      72              256
    Distributions Reinvested                                        22               22
    Redeemed                                                      (298)            (382)
                                                               -------          -------
  Net Decrease in Class A Shares Outstanding                      (204)            (104)
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $       714         $  2,529
    Distributions Reinvested                                       226              225
    Redeemed                                                    (2,981)          (3,839)
                                                               -------          -------
  Net Decrease                                             $    (2,041)        $ (1,085)
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     4,452         $  6,492
                                                               -------          -------
                                                               -------          -------
  Class B:
  --------------------
  Shares:
    Subscribed                                                      58              100
    Distributions Reinvested                                         4                4
    Redeemed                                                       (92)             (76)
                                                               -------          -------
  Net Increase (Decrease) in Class B Shares
    Outstanding                                                    (30)              28
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $       572         $    999
    Distributions Reinvested                                        42               41
    Redeemed                                                      (909)            (758)
                                                               -------          -------
  Net Increase (Decrease)                                  $      (295)        $    282
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     1,434         $  1,730
                                                               -------          -------
                                                               -------          -------
  Class C:
  --------------------
  Shares:
    Subscribed                                                      42              123
    Distributions Reinvested                                         6                7
    Redeemed                                                      (105)            (170)
                                                               -------          -------
  Net Decrease in Class C Shares Outstanding                       (57)             (40)
                                                               -------          -------
                                                               -------          -------
  Dollars:
    Subscribed                                             $       415         $  1,232
    Distributions Reinvested                                        61               69
    Redeemed                                                    (1,046)          (1,707)
                                                               -------          -------
  Net Decrease                                             $      (570)        $   (406)
                                                               -------          -------
                                                               -------          -------
  Ending Paid in Capital                                   $     1,909         $  2,479
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------

-----------
         106
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     3,180         $  5,375
  Net Realized Gain                                                  2                8
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,182            5,383
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:                                        (3,204)          (5,375)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   290,344          359,068
  Distributions Reinvested                                       3,076            4,349
  Redeemed                                                    (331,864)        (414,635)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (38,444)         (51,218)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                 (38,466)         (51,210)
NET ASSETS--Beginning of Year                                   94,768          145,978
                                                            ----------  ---------------
NET ASSETS--End of Year                                    $    56,302         $ 94,768
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares
     Subscribed                                                290,344          359,068
     Distributions Reinvested                                    3,076            4,349
     Redeemed                                                 (331,864)        (414,635)
                                                            ----------  ---------------
   Net Decrease in Shares Outstanding                          (38,444)         (51,218)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    56,353         $ 94,859
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    107
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                         HIGH YIELD & TOTAL RETURN FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,701         $  1,246
  Net Realized Gain                                              1,119              312
  Change in Unrealized Appreciation/Depreciation                  (585)             881
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   2,235            2,439
                                                              --------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (525)            (434)
  Class B                                                         (854)            (454)
  Class C                                                         (343)            (338)
                                                              --------  ---------------
                                                                (1,722)          (1,226)
                                                              --------  ---------------
  Net Realized Gain:
  Class A                                                         (236)             (20)
  Class B                                                         (415)             (24)
  Class C                                                         (120)             (20)
                                                              --------  ---------------
                                                                  (771)             (64)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (2,493)          (1,290)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    32,419           12,562
  Distributions Reinvested                                       1,273              237
  Redeemed                                                     (21,623)          (2,025)
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  12,069           10,774
                                                              --------  ---------------
  Total Increase in Net Assets                                  11,811           11,923
NET ASSETS--Beginning of Year                                   22,567           10,644
                                                              --------  ---------------
NET ASSETS--End of Year (Including undistributed
  net investment income of $36 and $38,
  respectively.)                                           $    34,378         $ 22,567
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    786              461
     Distributions Reinvested                                       33               10
     Redeemed                                                     (900)            (101)
                                                              --------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                   (81)             370
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    10,149         $  5,790
     Distributions Reinvested                                      420              131
     Redeemed                                                  (11,731)          (1,282)
                                                              --------  ---------------
   Net Increase (Decrease)                                 $    (1,162)        $  4,639
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $     7,412         $  8,574
                                                              --------  ---------------
                                                              --------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,167              397
     Distributions Reinvested                                       48                6
     Redeemed                                                     (427)             (20)
                                                              --------  ---------------
   Net Increase in Class B Shares Outstanding                      788              383
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    15,056         $  4,971
     Distributions Reinvested                                      615               72
     Redeemed                                                   (5,588)            (249)
                                                              --------  ---------------
   Net Increase                                            $    10,083         $  4,794
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    18,320         $  8,237
                                                              --------  ---------------
                                                              --------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    562              144
     Distributions Reinvested                                       19                3
     Redeemed                                                     (323)             (39)
                                                              --------  ---------------
   Net Increase in Class C Shares Outstanding                      258              108
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $     7,214         $  1,800
     Distributions Reinvested                                      238               35
     Redeemed                                                   (4,304)            (494)
                                                              --------  ---------------
   Net Increase                                            $     3,148         $  1,341
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $     7,826         $  4,678
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------

-----------
         108
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                           INTERNATIONAL MAGNUM FUND

                                                            YEAR ENDED  JULY 1, 1996* TO
                                                         JUNE 30, 1998     JUNE 30, 1997
                                                                 (000)             (000)
----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       679         $     170
  Net Realized Gain                                              1,875               770
  Change in Unrealized Appreciation /Depreciation                6,066             4,184
                                                            ----------           -------
  Net Increase in Net Assets Resulting from
    Operations                                                   8,620             5,124
                                                            ----------           -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (488)              (52)
  Class B                                                         (330)              (45)
  Class C                                                          (53)              (43)
                                                            ----------           -------
                                                                  (871)             (140)
                                                            ----------           -------
  Net Realized Gain:
  Class A                                                          (33)               (4)
  Class B                                                          (31)               (4)
  Class C                                                           (9)               (4)
                                                            ----------           -------
                                                                   (73)              (12)
                                                            ----------           -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (944)             (152)
                                                            ----------           -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   106,801            47,034
  Distributions Reinvested                                         850                50
  Redeemed                                                     (30,781)           (2,724)
                                                            ----------           -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  76,870            44,360
                                                            ----------           -------
  Total Increase in Net Assets                                  84,546            49,332
NET ASSETS--Beginning of Year                                   49,332                --
                                                            ----------           -------
NET ASSETS--End of Year (Including undistributed
  net investment income of $1,524 and $767,
  respectively)                                            $   133,878         $  49,332
                                                            ----------           -------
                                                            ----------           -------
----------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,160             1,722
     Distributions Reinvested                                       38                 1
     Redeemed                                                   (1,276)             (144)
                                                            ----------           -------
   Net Increase in Class A Shares Outstanding                    2,922             1,579
                                                            ----------           -------
                                                            ----------           -------
   Dollars:
     Subscribed                                            $    58,246         $  21,512
     Distributions Reinvested                                      473                14
     Redeemed                                                  (17,581)           (1,786)
                                                            ----------           -------
   Net Increase                                            $    41,138         $  19,740
                                                            ----------           -------
                                                            ----------           -------
   Ending Paid in Capital                                  $    60,878         $  19,740
                                                            ----------           -------
                                                            ----------           -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,713             1,321
     Distributions Reinvested                                       26                 2
     Redeemed                                                     (556)               (6)
                                                            ----------           -------
   Net Increase in Class B Shares Outstanding                    2,183             1,317
                                                            ----------           -------
                                                            ----------           -------
   Dollars:
     Subscribed                                            $    37,386         $  16,670
     Distributions Reinvested                                      322                18
     Redeemed                                                   (7,487)              (73)
                                                            ----------           -------
   Net Increase                                            $    30,221         $  16,615
                                                            ----------           -------
                                                            ----------           -------
   Ending Paid in Capital                                  $    46,836         $  16,615
                                                            ----------           -------
                                                            ----------           -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    809               728
     Distributions Reinvested                                        4                 1
     Redeemed                                                     (425)              (67)
                                                            ----------           -------
   Net Increase in Class C Shares Outstanding                      388               662
                                                            ----------           -------
                                                            ----------           -------
   Dollars:
     Subscribed                                            $    11,169         $   8,852
     Distributions Reinvested                                       55                18
     Redeemed                                                   (5,713)             (865)
                                                            ----------           -------
   Net Increase                                            $     5,511         $   8,005
                                                            ----------           -------
                                                            ----------           -------
   Ending Paid in Capital                                  $    13,516         $   8,005
                                                            ----------           -------
                                                            ----------           -------
----------------------------------------------------------------------------------------
* Commencement of operations

                                                         -----------------------
                                                                    109
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                              LATIN AMERICAN FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $      (380)        $   (131)
  Net Realized Gain                                              4,576           13,981
  Change in Unrealized Appreciation/Depreciation               (27,206)          10,200
                                                              --------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (23,010)          24,050
                                                              --------  ---------------
DISTRIBUTIONS:
  In Excess of Net Investment Income:
  Class A                                                           --             (117)
  Class B                                                           --              (17)
  Class C                                                           --              (13)
                                                              --------  ---------------
                                                                    --             (147)
                                                              --------  ---------------
  Net Realized Gain:
  Class A                                                       (7,513)          (2,192)
  Class B                                                       (3,444)            (359)
  Class C                                                       (2,645)            (727)
  In Excess of Net Realized Gain:
  Class A                                                       (5,098)              --
  Class B                                                       (2,337)              --
  Class C                                                       (1,795)              --
                                                              --------  ---------------
                                                               (22,832)          (3,278)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (22,832)          (3,425)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   115,672          114,111
  Distributions Reinvested                                      20,476            3,304
  Redeemed                                                    (126,144)         (46,502)
                                                              --------  ---------------
  Net Increase in Net Assets Resulitng from
    Capital Share Transactions                                  10,004           70,913
                                                              --------  ---------------
  Total Increase (Decrease) in Net Assets                      (35,838)          91,538
NET ASSETS--Beginning of Year                                  119,060           27,522
                                                              --------  ---------------
NET ASSETS--End of Year (Including net investment
  loss (distributions in excess of net investment
  income) of $(95) and $(11), respectively)                $    83,222         $119,060
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,455            6,162
     Distributions Reinvested                                      920              187
     Redeemed                                                   (6,340)          (2,975)
                                                              --------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                  (965)           3,374
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    72,239         $ 90,337
     Distributions Reinvested                                   11,506            2,243
     Redeemed                                                  (98,189)         (41,558)
                                                              --------  ---------------
   Net Increase (Decrease)                                 $   (14,444)        $ 51,022
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    54,118         $ 68,562
                                                              --------  ---------------
                                                              --------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,661              752
     Distributions Reinvested                                      443               30
     Redeemed                                                     (752)            (104)
                                                              --------  ---------------
   Net Increase in Class B Shares Outstanding                    1,352              678
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    26,168         $ 11,139
     Distributions Reinvested                                    5,380              353
     Redeemed                                                  (10,163)          (1,385)
                                                              --------  ---------------
   Net Increase                                            $    21,385         $ 10,107
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    33,297         $ 11,912
                                                              --------  ---------------
                                                              --------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,071              856
     Distributions Reinvested                                      296               60
     Redeemed                                                   (1,242)            (266)
                                                              --------  ---------------
   Net Increase in Class C Shares Outstanding                      125              650
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $    17,265         $ 12,635
     Distributions Reinvested                                    3,590              708
     Redeemed                                                  (17,792)          (3,559)
                                                              --------  ---------------
   Net Increase                                            $     3,063         $  9,784
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    18,767         $ 15,704
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------

-----------
         110
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               MONEY MARKET FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     7,814         $  8,859
  Net Realized Gain                                                 28               13
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   7,842            8,872
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income                                         (7,882)          (8,859)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   921,486          677,641
  Distributions Reinvested                                       7,384            7,110
  Redeemed                                                    (947,876)        (717,315)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (19,006)         (32,564)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                 (19,046)         (32,551)
NET ASSETS--Beginning of Year                                  138,422          170,973
                                                            ----------  ---------------
NET ASSETS--End of Year                                    $   119,376         $138,422
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                                                921,486          677,641
     Distributions Reinvested                                    7,384            7,110
     Redeemed                                                 (947,876)        (717,315)
                                                            ----------  ---------------
   Net Decrease in Shares Outstanding                          (19,006)         (32,564)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   119,453         $138,521
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    111
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             U.S. REAL ESTATE FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       925         $    280
  Net Realized Gain                                              2,646            2,077
  Change in Unrealized Appreciation/Depreciation                (1,683)           1,622
                                                              --------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                   1,888            3,979
                                                              --------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (558)            (162)
  Class B                                                         (328)             (57)
  Class C                                                          (94)             (31)
  In Excess of Net Investment Income:
  Class A                                                          (52)              --
  Class B                                                          (30)              --
  Class C                                                           (9)              --
                                                              --------          -------
                                                                (1,071)            (250)
                                                              --------          -------
  Net Realized Gain:
  Class A                                                       (1,796)            (100)
  Class B                                                       (1,083)             (71)
  Class C                                                         (334)             (48)
                                                              --------          -------
                                                                (3,213)            (219)
                                                              --------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (4,284)            (469)
                                                              --------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    28,564           23,984
  Distributions Reinvested                                       3,942              268
  Redeemed                                                     (18,169)          (9,254)
                                                              --------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  14,337           14,998
                                                              --------          -------
  Total Increase in Net Assets                                  11,941           18,508
NET ASSETS--Beginning of Year                                   24,316            5,808
                                                              --------          -------
NET ASSETS--End of Year (Including undistributed
  (distributions in excess of) net investment
  income of $4 and $55, respectively.)                     $    36,257         $ 24,316
                                                              --------          -------
                                                              --------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    856            1,003
     Distributions Reinvested                                      140               13
     Redeemed                                                     (820)            (257)
                                                              --------          -------
   Net Increase in Class A Shares Outstanding                      176              759
                                                              --------          -------
                                                              --------          -------
   Dollars:
     Subscribed                                            $    14,430         $ 15,148
     Distributions Reinvested                                    2,255              187
     Redeemed                                                  (13,538)          (3,998)
                                                              --------          -------
   Net Increase                                            $     3,147         $ 11,337
                                                              --------          -------
                                                              --------          -------
   Ending Paid in Capital                                  $    16,184         $ 13,087
                                                              --------          -------
                                                              --------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    665              441
     Distributions Reinvested                                       80                4
     Redeemed                                                     (202)            (185)
                                                              --------          -------
   Net Increase in Class B Shares Outstanding                      543              260
                                                              --------          -------
                                                              --------          -------
   Dollars:
     Subscribed                                            $    11,167         $  6,607
     Distributions Reinvested                                    1,279               54
     Redeemed                                                   (3,346)          (2,916)
                                                              --------          -------
   Net Increase                                            $     9,100         $  3,745
                                                              --------          -------
                                                              --------          -------
   Ending Paid In Capital                                  $    14,914         $  5,860
                                                              --------          -------
                                                              --------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    175              150
     Distributions Reinvested                                       25                2
     Redeemed                                                      (76)            (149)
                                                              --------          -------
   Net Increase in Class C Shares Outstanding                      124                3
                                                              --------          -------
                                                              --------          -------
   Dollars:
     Subscribed                                            $     2,967         $  2,229
     Distributions Reinvested                                      408               26
     Redeemed                                                   (1,285)          (2,339)
                                                              --------          -------
   Net Increase (Decrease)                                 $     2,090         $    (84)
                                                              --------          -------
                                                              --------          -------
   Ending Paid in Capital                                  $     3,701         $  1,624
                                                              --------          -------
                                                              --------          -------
---------------------------------------------------------------------------------------

-----------
         112
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                   VALUE FUND

                                                      JULY 7, 1997* TO
                                                         JUNE 30, 1998
                                                                 (000)
----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,260
  Net Realized Gain                                              5,893
  Change in Unrealized Appreciation/Depreciation                 1,221
                                                            ----------
  Net Increase in Net Assets Resulting from
    Operations                                                   8,374
                                                            ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (930)
  Class B                                                         (264)
  Class C                                                          (66)
  In Excess of Net Investment Income:
  Class A                                                          (77)
  Class B                                                          (22)
  Class C                                                           (6)
                                                            ----------
                                                                (1,365)
                                                            ----------
  Net Realized Gain:
  Class A                                                         (502)
  Class B                                                         (431)
  Class C                                                          (95)
                                                            ----------
                                                                (1,028)
                                                            ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (2,393)
                                                            ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   354,369
  Distributions Reinvested                                       2,140
  Redeemed                                                     (49,738)
                                                            ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 306,771
                                                            ----------
  Total Increase in Net Assets                                 312,752
NET ASSETS--Beginning of Period                                  3,000
                                                            ----------
NET ASSETS--End of Period (Including distributions
  in excess of net investment income of $(45))             $   315,752
                                                            ----------
                                                            ----------
----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 16,264
     Distributions Reinvested                                      136
     Redeemed                                                   (3,343)
                                                            ----------
   Net Increase in Class A Shares Outstanding                   13,057
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $   167,353
     Distributions Reinvested                                    1,393
     Redeemed                                                  (35,499)
                                                            ----------
   Net Increase                                            $   133,247
                                                            ----------
                                                            ----------
   Ending Paid in Capital                                  $   134,222
                                                            ----------
                                                            ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 14,654
     Distributions Reinvested                                       60
     Redeemed                                                   (1,138)
                                                            ----------
   Net Increase in Class B Shares Outstanding                   13,576
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $   150,818
     Distributions Reinvested                                      607
     Redeemed                                                  (12,023)
                                                            ----------
   Net Increase                                            $   139,402
                                                            ----------
                                                            ----------
   Ending Paid in Capital                                  $   140,375
                                                            ----------
                                                            ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  3,584
     Distributions Reinvested                                       14
     Redeemed                                                     (212)
                                                            ----------
   Net Increase in Class C Shares Outstanding                    3,386
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $    36,198
     Distributions Reinvested                                      140
     Redeemed                                                   (2,216)
                                                            ----------
   Net Increase                                            $    34,122
                                                            ----------
                                                            ----------
   Ending Paid in Capital                                  $    35,116
                                                            ----------
                                                            ----------
----------------------------------------------------------------------
* Commencement of operations

                                                         -----------------------
                                                                    113
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND

                                                            YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 1998    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $    19,591         $ 13,435
  Net Realized Gain                                             12,018            9,362
  Change in Unrealized Appreciation/Depreciation               (28,435)          14,412
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,174           37,209
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (6,930)          (5,678)
  Class B                                                       (8,313)          (4,269)
  Class C                                                       (3,852)          (3,020)
                                                            ----------  ---------------
                                                               (19,095)         (12,967)
                                                            ----------  ---------------
  Realized Gain:
  Class A                                                       (6,907)          (2,320)
  Class B                                                       (8,787)          (1,708)
  Class C                                                       (4,230)          (1,293)
                                                            ----------  ---------------
                                                               (19,924)          (5,321)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (39,019)         (18,288)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   226,529          133,028
  Distributions Reinvested                                      25,615           11,818
  Redeemed                                                    (114,610)         (63,040)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 137,534           81,806
                                                            ----------  ---------------
  Total Increase in Net Assets                                 101,689          100,727
NET ASSETS--Beginning of Year                                  196,488           95,761
                                                            ----------  ---------------
NET ASSETS--End of Year (Including undistributed
  net investment income of $781 and $311,
  respectively)                                            $   298,177         $196,488
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  6,811            5,082
     Distributions Reinvested                                      743              423
     Redeemed                                                   (5,569)          (3,469)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                    1,985            2,036
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    93,959         $ 67,886
     Distributions Reinvested                                    9,850            5,651
     Redeemed                                                  (77,161)         (46,537)
                                                            ----------  ---------------
   Net Increase                                            $    26,648         $ 27,000
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    92,892         $ 66,246
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  7,464            3,787
     Distributions Reinvested                                      770              246
     Redeemed                                                   (1,939)            (622)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    6,295            3,411
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $   101,066         $ 50,939
     Distributions Reinvested                                   10,086            3,287
     Redeemed                                                  (26,325)          (8,415)
                                                            ----------  ---------------
     Net Increase                                          $    84,827         $ 45,811
                                                            ----------  ---------------
                                                            ----------  ---------------
     Ending Paid in Capital                                $   156,092         $ 71,297
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  2,312            1,057
     Distributions Reinvested                                      432              217
     Redeemed                                                     (825)            (596)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                    1,919              678
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    31,504         $ 14,203
     Distributions Reinvested                                    5,679            2,880
     Redeemed                                                  (11,124)          (8,088)
                                                            ----------  ---------------
   Net Increase                                            $    26,059         $  8,995
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    62,009         $ 35,964
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

-----------
         114
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             AGGRESSIVE EQUITY FUND

                                                                  CLASS A                                 CLASS B
                                          --------------------------------------------------------     --------------
                                              YEAR ENDED        YEAR ENDED     JANUARY 2, 1996* TO         YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997           JUNE 30, 1996     JUNE 30, 1998#
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.98     $       14.40     $             12.00     $        16.85
                                                 -------     -------------                  ------     --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.07)             0.01                    0.06              (0.21)
  Net Realized and Unrealized Gain                  5.03              3.95                    2.40               4.96
                                                 -------     -------------                  ------     --------------
  Total From Investment Operations                  4.96              3.96                    2.46               4.75
                                                 -------     -------------                  ------     --------------
DISTRIBUTIONS
  Net Investment Income                               --             (0.03)                  (0.06)                --
  Net Realized Gain                                (1.93)            (1.35)                     --              (1.93)
                                                 -------     -------------                  ------     --------------
  Total Distributions                              (1.93)            (1.38)                  (0.06)             (1.93)
                                                 -------     -------------                  ------     --------------
NET ASSET VALUE, END OF PERIOD            $        20.01     $       16.98     $             14.40     $        19.67
                                                 -------     -------------                  ------     --------------
                                                 -------     -------------                  ------     --------------
TOTAL RETURN (1)                                   30.93%            28.93%                  20.52%             29.94%
                                                 -------     -------------                  ------     --------------
                                                 -------     -------------                  ------     --------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       64,035     $      22,521     $             5,382     $      130,497
Ratio of Expenses to Average Net
  Assets                                            1.50%             1.57%                   2.03%**            2.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (0.37)%           (0.04)%                  1.22%**           (1.11)%
Portfolio Turnover Rate                              308%              241%                    204%               308%
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.04     $        0.22     $              0.06     $         0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.71%             2.38%                   3.26%**            2.47%
  Net Investment Income (Loss) to
    Average Net Assets                             (0.59)%           (0.85)%                 (0.01)%**          (1.34)%
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                          1.50%             1.50%                   1.50%**            2.25%
---------------------------------------------------------------------------------------------------------------------


                                          YEAR ENDED     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS     JUNE 30, 1997           JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $       14.38     $             12.00
                                       -------------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                 (0.02)                   0.03
  Net Realized and Unrealized Gain              3.86                    2.39
                                       -------------                  ------
  Total From Investment Operations              3.84                    2.42
                                       -------------                  ------
DISTRIBUTIONS
  Net Investment Income                        (0.02)                  (0.04)
  Net Realized Gain                            (1.35)                     --
                                       -------------                  ------
  Total Distributions                          (1.37)                  (0.04)
                                       -------------                  ------
NET ASSET VALUE, END OF PERIOD         $       16.85     $             14.38
                                       -------------                  ------
                                       -------------                  ------
TOTAL RETURN (1)                               28.01%                  20.18%
                                       -------------                  ------
                                       -------------                  ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $      34,382     $             2,426
Ratio of Expenses to Average Net
  Assets                                        2.32%                   2.67%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                        (0.83)%                  0.43%**
Portfolio Turnover Rate                          241%                    204%
----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $        0.02     $              0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                2.88%                   3.79%**
  Net Investment Income (Loss) to
    Average Net Assets                         (1.43)%                 (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                      2.25%                   2.25%**
---------------------------------------------------------------------------------------------------------------------


                                                                  CLASS C
                                          --------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED     JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997           JUNE 30, 1996
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.83     $       14.37     $             12.00
                                                 -------            ------                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.21)            (0.06)                   0.03
  Net Realized and Unrealized Gain                  4.97              3.89                    2.38
                                                 -------            ------                  ------
  Total From Investment Operations                  4.76              3.83                    2.41
                                                 -------            ------                  ------
DISTRIBUTIONS
  Net Investment Income                               --             (0.02)                  (0.04)
  Net Realized Gain                                (1.93)            (1.35)                     --
                                                 -------            ------                  ------
  Total Distributions                              (1.93)            (1.37)                  (0.04)
                                                 -------            ------                  ------
NET ASSET VALUE, END OF PERIOD            $        19.66     $       16.83     $             14.37
                                                 -------            ------                  ------
                                                 -------            ------                  ------
TOTAL RETURN (1)                                   29.90%            28.04%                  20.10%
                                                 -------            ------                  ------
                                                 -------            ------                  ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       24,872     $       9,410     $             2,582
Ratio of Expenses to Average Net
  Assets                                            2.25%             2.32%                   2.67%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (1.13)%           (0.77)%                  0.44%**
Portfolio Turnover Rate                              308%              241%                    204%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.04     $        0.07     $              0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.25%             3.23%                   3.80%**
  Net Investment Income (Loss) to
    Average Net Assets                             (1.35)%           (1.67)%                 (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                          2.25%             2.25%                   2.25%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    115
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              AMERICAN VALUE FUND

                                                               CLASS A
                             ----------------------------------------------------------------------------
                                                                                              OCTOBER 18,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      12.89    $      11.70    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.02)           0.20            0.27            0.27            0.17
  Net Realized and
    Unrealized Gain
    (Loss)                           4.84            4.05            1.94            1.44           (0.30)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       4.82            4.25            2.21            1.71           (0.13)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.03)          (0.20)          (0.27)          (0.28)          (0.17)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.07)          (1.29)          (0.47)          (0.52)          (0.17)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      21.34    $      17.59    $      14.63    $      12.89    $      11.70
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    28.26%          30.68%          17.41%          15.01%          (1.12)%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    220,100    $     34,331    $     19,674    $     20,675    $     10,717
Ratio of Expenses to
  Average Net Assets                 1.50%           1.50%           1.50%           1.50%           1.50%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.09)%          1.25%           1.90%           2.29%           2.14%**
Portfolio Turnover Rate               207%             73%             41%             23%             17%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.58%           1.76%           1.81%           1.96%           2.48%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.18)%          0.98%           1.59%           1.83%           1.16%**
---------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                                                                AUGUST 1,
                               YEAR ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      13.37
                             ------------    ------------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.17)           0.09            0.15
  Net Realized and
    Unrealized Gain
    (Loss)                           4.83            4.05            1.46
                             ------------    ------------          ------
  Total from Investment
    Operations                       4.66            4.14            1.61
                             ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)
  Net Realized Gain                 (1.04)          (1.09)          (0.19)
                             ------------    ------------          ------
  Total Distributions               (1.05)          (1.18)          (0.35)
                             ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      21.20    $      17.59    $      14.63
                             ------------    ------------          ------
                             ------------    ------------          ------
TOTAL RETURN (1)                    27.30%          29.77%          12.29%
                             ------------    ------------          ------
                             ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    269,836    $     15,331    $      2,485
Ratio of Expenses to
  Average Net Assets                 2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.84)%          0.40%           1.18%**
Portfolio Turnover Rate               207%             73%             41%
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.06    $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.33%           2.48%           2.61%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.93)%          0.14%           0.82%**
--------------------------------------------------------------------------------------------------------

                                                               CLASS C
                             ----------------------------------------------------------------------------
                                                                                              OCTOBER 18,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.64    $      12.89    $      11.69    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.17)           0.08            0.16            0.17            0.11
  Net Realized and
    Unrealized Gain
    (Loss)                           4.83            4.05            1.94            1.44           (0.31)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       4.66            4.13            2.10            1.61           (0.20)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)          (0.17)          (0.11)
  In Excess of Net
    Investment Income               (0.00)++        (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.05)          (1.18)          (0.35)          (0.41)          (0.11)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      21.20    $      17.59    $      14.64    $      12.89    $      11.69
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    27.28%          29.67%          16.50%          14.13%          (1.70)%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    127,401    $     32,425    $     21,193    $     13,867    $      7,237
Ratio of Expenses to
  Average Net Assets                 2.25%           2.25%           2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.84)%          0.49%           1.17%           1.54%           1.39%**
Portfolio Turnover Rate               207%             73%             41%             23%             17%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.33%           2.47%           2.58%           2.71%           3.28%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.92)%          0.22%           0.84%           1.08%           0.36%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
         116
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               ASIAN GROWTH FUND

                                                                                 CLASS A
                                          --------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.62     $       17.15     $       16.42     $       15.50     $       12.00
                                                 -------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                            (0.04)            (0.06)            (0.04)               --             (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                        (10.03)            (0.14)             0.77              1.43              3.53
                                                 -------     -------------     -------------     -------------     -------------
  Total From Investment Operations                (10.07)            (0.20)             0.73              1.43              3.50
                                                 -------     -------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Realized Gain                                   --                --                --             (0.49)               --
  In Excess of Net Realized Gain                   (0.02)            (0.33)               --             (0.02)               --
                                                 -------     -------------     -------------     -------------     -------------
  Total Distributions                              (0.02)            (0.33)               --             (0.51)               --
                                                 -------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $         6.53     $       16.62     $       17.15     $       16.42     $       15.50
                                                 -------     -------------     -------------     -------------     -------------
                                                 -------     -------------     -------------     -------------     -------------
TOTAL RETURN (1)                                  (60.57)%           (1.10)%            4.45%             9.50%            29.17%
                                                 -------     -------------     -------------     -------------     -------------
                                                 -------     -------------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       47,128     $     175,440     $     248,009     $     178,667     $     138,212
Ratio of Expenses to Average Net
  Assets                                            1.90%             1.84%             1.88%             1.90%             1.90%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (0.39)%           (0.31)%           (0.16)%            0.04%            (0.24)%
Portfolio Turnover Rate                              130%               74%               38%               34%               34%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During
  the Period
  Per Share Benefit to Net Investment
    Loss                                  $         0.01     $          --     $          --     $          --     $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.21%               --                --                --              2.17%
  Net Investment Loss to Average Net
    Assets                                         (0.53)%              --                --                --             (0.51)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           1.90%               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------------

                                                               CLASS B
                                       -------------------------------------------------------
                                           YEAR ENDED        YEAR ENDED     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS     JUNE 30, 1998#     JUNE 30, 1997          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $        16.17     $       16.81     $            16.51
                                              -------     -------------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                         (0.10)            (0.16)                 (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                      (9.74)            (0.15)                  0.33
                                              -------     -------------                -------
  Total From Investment Operations              (9.84)            (0.31)                  0.30
                                              -------     -------------                -------
DISTRIBUTIONS
  Net Realized Gain                                --                --                     --
  In Excess of Net Realized Gain                (0.02)            (0.33)                    --
                                              -------     -------------                -------
  Total Distributions                           (0.02)            (0.33)                    --
                                              -------     -------------                -------
NET ASSET VALUE, END OF PERIOD         $         6.31     $       16.17     $            16.81
                                              -------     -------------                -------
                                              -------     -------------                -------
TOTAL RETURN (1)                               (60.89)%           (1.79)%                 1.82%
                                              -------     -------------                -------
                                              -------     -------------                -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $       26,126     $      62,786     $           52,853
Ratio of Expenses to Average Net
  Assets                                         2.65%             2.59%                  2.61%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                         (1.01)%           (1.04)%                (0.52)%**
Portfolio Turnover Rate                           130%               74%                    38%
-------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During
  the Period
  Per Share Benefit to Net Investment
    Loss                               $         0.02     $          --     $               --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 2.96                --                     --
  Net Investment Loss to Average Net
    Assets                                      (1.15)%              --                     --
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                        2.65%               --                     --
--------------------------------------------------------------------------------------------------------------------------------


                                                                                 CLASS C
                                          --------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.14     $       16.78     $       16.19     $       15.40     $       12.00
                                                 -------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                              (0.12)            (0.21)            (0.13)            (0.12)            (0.10)
  Net Realized and Unrealized Gain
    (Loss)                                         (9.71)            (0.10)             0.72              1.42              3.50
                                                 -------     -------------     -------------     -------------     -------------
  Total From Investment Operations                 (9.83)            (0.31)             0.59              1.30              3.40
                                                 -------     -------------     -------------     -------------     -------------
DISTRIBUTIONS
  Net Realized Gain                                   --                --                --             (0.49)               --
  In Excess of Net Realized Gain                   (0.02)            (0.33)               --             (0.02)               --
                                                 -------     -------------     -------------     -------------     -------------
  Total Distributions                              (0.02)            (0.33)               --             (0.51)               --
                                                 -------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $         6.29     $       16.14     $       16.78     $       16.19     $       15.40
                                                 -------     -------------     -------------     -------------     -------------
                                                 -------     -------------     -------------     -------------     -------------
TOTAL RETURN (1)                                  (60.88)%           (1.79)%            3.64%             8.71%            28.33%
                                                 -------     -------------     -------------     -------------     -------------
                                                 -------     -------------     -------------     -------------     -------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       28,823     $     114,460     $     168,070     $     139,497     $     116,889
Ratio of Expenses to Average Net
  Assets                                            2.65%             2.59%             2.63%             2.63%             2.65%
Ratio of Net Investment Loss to
  Average Net Assets                               (1.17)%           (1.06)%           (0.94)%           (0.77)%           (0.99)%
Portfolio Turnover Rate                              130%               74%               38%               34%               34%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                                  $         0.01     $          --     $          --     $          --     $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.96%               --                --                --              2.92%
  Net Investment Loss to Average Net
    Assets                                         (1.31)%              --                --                --             (1.26)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           2.65%               --                --                --                --

--------------------------------------------------------------------------------

 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    117
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             EMERGING MARKETS FUND

                                                          CLASS A
                              ---------------------------------------------------------------
                                                                                      JULY 6,
                                YEAR ENDED       YEAR ENDED       YEAR ENDED         1994* TO
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      13.47     $      12.06     $      10.61     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                              --             0.01             0.05             0.05
  Net Realized and
    Unrealized Gain
    (Loss)                           (4.49)            1.57             1.44            (1.44)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (4.49)            1.58             1.49            (1.39)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.04)              --
  In Excess of Net
    Investment Income                   --            (0.04)              --               --
  Net Realized Gain                  (0.73)           (0.13)              --               --
  In Excess of Net
    Realized Gain                    (0.27)              --               --               --
                              ------------     ------------     ------------     ------------
  Total Distributions                (1.00)           (0.17)           (0.04)              --
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $       7.98     $      13.47     $      12.06     $      10.61
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
TOTAL RETURN (1)                    (34.31)%          13.54%           14.16%          (11.58)%
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     74,959     $    119,022     $    114,850     $     26,091
Ratio of Expenses to
  Average Net Assets                  2.27%            2.21%            2.16%            2.33%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                  0.04%           (0.06)%           0.93%            0.81%**
Portfolio Turnover Rate                 99%              82%              42%              32%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.03     $       0.03     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.60%            2.41%            2.56%            3.10%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.24)%          (0.27)%           0.53%            0.04%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                            2.15%            2.15%            2.15%            2.15%**
---------------------------------------------------------------------------------------------

                                                CLASS B
                             ----------------------------------------------
                                                                  AUGUST 1,
                               YEAR ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA          JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                          1998#             1997             1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.24     $      11.94     $      10.91
                             ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.07)           (0.03)            0.01
  Net Realized and
    Unrealized Gain
    (Loss)                          (4.39)            1.50             1.02
                             ------------     ------------     ------------
  Total From Investment
    Operations                      (4.46)            1.47             1.03
                             ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                --               --               --
  In Excess of Net
    Investment Income                  --            (0.04)
  Net Realized Gain                 (0.73)           (0.13)              --
  In Excess of Net
    Realized Gain                   (0.27)              --               --
                             ------------     ------------     ------------
  Total Distributions               (1.00)           (0.17)              --
                             ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                     $       7.78     $      13.24     $      11.94
                             ------------     ------------     ------------
                             ------------     ------------     ------------
TOTAL RETURN (1)                   (34.76)%          12.67%            9.45%
                             ------------     ------------     ------------
                             ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     36,423     $     35,966     $     10,416
Ratio of Expenses to
  Average Net Assets                 3.02%            2.96%            2.91%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.67)%          (0.64)%           0.30%**
Portfolio Turnover Rate                99%              82%              42%
--------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.03     $       0.01     $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.35%            3.17%            3.31%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.97)%          (0.87)%          (0.10)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%            2.90%            2.90%**
---------------------------------------------------------------------------------------------

                                                       CLASS C
                             ------------------------------------------------------------
                                                                                  JULY 6,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED        1994* TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.26    $      11.93    $      10.53    $      12.00
                             ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)          (0.08)          (0.01)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (4.39)           1.55            1.41           (1.47)
                             ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (4.47)           1.47            1.40           (1.47)
                             ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                --              --              --              --
  In Excess of Net
    Investment Income                  --           (0.01)             --              --
  Net Realized Gain                 (0.73)          (0.13)             --              --
  In Excess of Net
    Realized Gain                   (0.27)             --              --              --
                             ------------    ------------    ------------    ------------
  Total Distributions               (1.00)          (0.14)             --              --
                             ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       7.79    $      13.26    $      11.93    $      10.53
                             ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------
TOTAL RETURN (1)                   (34.73)%         12.66%          13.30%         (12.25)%
                             ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     28,680    $     57,958    $     43,601    $     22,245
Ratio of Expenses to
  Average Net Assets                 3.01%           2.96%           2.91%           3.08%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.76)%         (0.79)%         (0.11)%          0.06%**
Portfolio Turnover Rate                99%             82%             42%             32%
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.03    $       0.02    $       0.03    $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.34%           3.17%           3.34%           3.90%**
  Net Investment (Loss)
    to Average Net Assets           (1.03)%         (1.00)%         (0.54)%         (0.76)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%           2.90%           2.90%           2.90%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
         118
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                                 CLASS A              CLASS B              CLASS C
                                            -----------------    -----------------    -----------------
                                            OCTOBER 29, 1997*    OCTOBER 29, 1997*    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS           TO JUNE 30, 1998     TO JUNE 30, 1998     TO JUNE 30, 1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           10.00    $           10.00    $           10.00
                                                      -------    -----------------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.06                 0.01                 0.01
  Net Realized and Unrealized Gain                       1.08                 1.07                 1.06
                                                      -------    -----------------              -------
  Total From Investment Operations                       1.14                 1.08                 1.07
                                                      -------    -----------------              -------
DISTRIBUTIONS
  Net Investment Income                                 (0.02)                  --                   --
  Net Realized Gain                                        --                   --                   --
                                                      -------    -----------------              -------
  Total Distributions                                   (0.02)                  --                   --
                                                      -------    -----------------              -------
NET ASSET VALUE, END OF PERIOD              $           11.12    $           11.08    $           11.07
                                                      -------    -----------------              -------
                                                      -------    -----------------              -------
TOTAL RETURN (1)                                        11.38%               10.84%               10.74%
                                                      -------    -----------------              -------
                                                      -------    -----------------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $          80,508    $         623,229    $          69,572
Ratio of Expenses to Average Net Assets                  1.70%**              2.45%**              2.45%**
Ratio of Net Investment Income to
  Average Net Assets                                     0.88%**              0.12%**              0.13%**
Portfolio Turnover Rate                                     4%                   4%                   4%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    119
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND

                                                               CLASS A
                             ----------------------------------------------------------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.57    $      14.75    $      12.60    $      11.99    $      11.09
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           0.21            0.10            0.19            0.12            0.10
  Net Realized and
    Unrealized Gain                  2.07            2.76            2.82            0.67            0.90
                             ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       2.28            2.86            3.01            0.79            1.00
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.35)          (0.55)          (0.39)             --           (0.03)
  In Excess of Net
    Investment Income                  --              --              --           (0.05)             --
  Net Realized Gain                 (1.83)          (0.49)          (0.47)          (0.13)          (0.07)
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (2.18)          (1.04)          (0.86)          (0.18)          (0.10)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      16.67    $      16.57    $      14.75    $      12.60    $      11.99
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    16.17%          20.61%          24.62%           6.69%           9.02%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $    261,633    $     72,704    $     63,706    $     42,586    $     33,425
Ratio of Expenses to
  Average Net Assets                 1.61%           1.70%           1.70%           1.70%           1.70%
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 1.30%           0.59%           0.71%           1.01%           0.98%
Portfolio Turnover Rate               108%             45%             44%             39%             30%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.03    $       0.10    $       0.04    $       0.09
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.62%           1.90%           2.06%           2.03%           2.58%
  Net Investment Income
    (Loss) to Average Net
    Assets                           1.30%           0.40%           0.35%           0.68%           0.10%
---------------------------------------------------------------------------------------------------------

                                               CLASS B
                                                                AUGUST 1,
                               YEAR ENDED      YEAR ENDED           1995+
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                          1998#            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.15    $      14.46    $      13.01
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           0.09           (0.05)           0.30
  Net Realized and
    Unrealized Gain                  2.01            2.73            1.98
                             ------------    ------------    ------------
  Total From Investment
    Operations                       2.10            2.68            2.28
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.28)          (0.50)          (0.35)
  In Excess of Net
    Investment Income                  --              --              --
  Net Realized Gain                 (1.83)          (0.49)          (0.48)
                             ------------    ------------    ------------
  Total Distributions               (2.11)          (0.99)          (0.83)
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      16.14    $      16.15    $      14.46
                             ------------    ------------    ------------
                             ------------    ------------    ------------
TOTAL RETURN (1)                    15.33%          19.64%          18.08%
                             ------------    ------------    ------------
                             ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $    225,797    $     38,962    $     14,786
Ratio of Expenses to
  Average Net Assets                 2.35%           2.45%           2.45%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 0.60%          (0.11)%          0.45%**
Portfolio Turnover Rate               108%             45%             44%
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.09    $       0.22
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.36%           2.65%           2.81%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           0.60%          (0.30)%          0.09%**
--------------------------------------------------------------------------------------------------------

                                                                              CLASS C
                                          --------------------------------------------------------------------------------
                                                 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1998#        JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           16.24     $          14.49     $          12.43     $          11.90
                                          -----------------             --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                         0.08                (0.03)                0.12                 0.04
  Net Realized and Unrealized Gain                     2.05                 2.73                 2.75                 0.65
                                          -----------------             --------             --------             --------
  Total From Investment Operations                     2.13                 2.70                 2.87                 0.69
                                          -----------------             --------             --------             --------
DISTRIBUTIONS
  Net Investment Income                               (0.24)               (0.46)               (0.33)                  --
  In Excess of Net Investment Income                     --                   --                   --                (0.03)
  Net Realized Gain                                   (1.83)               (0.49)               (0.48)               (0.13)
                                          -----------------             --------             --------             --------
  Total Distributions                                 (2.07)               (0.95)               (0.81)               (0.16)
                                          -----------------             --------             --------             --------
NET ASSET VALUE, END OF PERIOD            $           16.30     $          16.24     $          14.49     $          12.43
                                          -----------------             --------             --------             --------
                                          -----------------             --------             --------             --------
TOTAL RETURN (1)                                      15.37%               19.69%               23.65%                5.84%
                                          -----------------             --------             --------             --------
                                          -----------------             --------             --------             --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $         108,650     $         78,199     $         63,025     $         40,460
Ratio of Expenses to Average Net
  Assets                                               2.55%                2.45%                2.45%                2.45%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                0.52%               (0.16)%              (0.04)%               0.25%
Portfolio Turnover Rate                                 108%                  45%                  44%                  39%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.02     $           0.03     $           1.16     $           0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.56%                2.65%                2.81%                2.78%
  Net Investment Income (Loss) to
    Average Net Assets                                 0.52%               (0.34)%              (0.40)%              (0.08)%


                                             YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1994
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          11.05
                                               --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     0.06
  Net Realized and Unrealized Gain                 0.86
                                               --------
  Total From Investment Operations                 0.92
                                               --------
DISTRIBUTIONS
  Net Investment Income                              --
  In Excess of Net Investment Income                 --
  Net Realized Gain                               (0.07)
                                               --------
  Total Distributions                             (0.07)
                                               --------
NET ASSET VALUE, END OF PERIOD         $          11.90
                                               --------
                                               --------
TOTAL RETURN (1)                                   8.34%
                                               --------
                                               --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $         29,892
Ratio of Expenses to Average Net
  Assets                                           2.45%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            0.23%
Portfolio Turnover Rate                              30%
----------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $           0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   3.34%
  Net Investment Income (Loss) to
    Average Net Assets                            (0.66)%

--------------------------------------------------------------------------------

 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive sale charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
         120
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                            GLOBAL FIXED INCOME FUND

                                                                                                               CLASS B
                                                               CLASS A                                       ------------
                             ----------------------------------------------------------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994           1998#
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.95    $       9.94    $      10.23    $       9.53    $      10.55    $       9.91
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.39            0.44            0.53            0.56            0.52            0.32
  Net Realized and
    Unrealized Gain
    (Loss)                           0.13           (0.02)          (0.01)           0.50           (0.42)           0.13
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       0.52            0.42            0.52            1.06            0.10            0.45
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.39)          (0.35)          (0.79)          (0.36)          (0.50)          (0.33)
  In Excess of Net
    Investment Income               (0.01)          (0.06)          (0.02)             --           (0.12)          (0.01)
  Net Realized Gain                 (0.05)             --              --              --           (0.47)          (0.05)
  In Excess of Net
    Realized Gain                      --              --              --              --           (0.03)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.45)          (0.41)          (0.81)          (0.36)          (1.12)          (0.39)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      10.02    $       9.95    $       9.94    $      10.23    $       9.53    $       9.97
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                     5.36%           4.27%           5.20%          11.41%           0.41%           4.65%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      4,413    $      6,407    $      7,432    $     11,092    $     10,369    $      1,425
Ratio of Expenses to
  Average Net Assets                 1.45%           1.45%           1.45%           1.45%           1.45%           2.20%
Ratio of Net Investment
  Income to Average Net
  Assets                             3.94%           4.40%           5.02%           5.84%           4.70%           3.21%
Portfolio Turnover Rate                78%            170%            223%            169%            168%             78%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During
  the Period
  Per Share Benefit to
    Net Investment Income    $       0.15    $       0.12    $       0.07    $       0.07    $       0.11    $       0.15
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.00%           2.57%           2.16%           2.22%           2.48%           3.75%
  Net Investment Income
    to Average Net Assets            2.42%           3.25%           4.31%           5.07%           3.67%           1.65%
-------------------------------------------------------------------------------------------------------------------------


                                                AUGUST 1,
                               YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,
AND RATIOS                           1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.91    $      10.24
                             ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.41            0.64
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.07)          (0.26)
                             ------------    ------------
  Total From Investment
    Operations                       0.34            0.38
                             ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.29)          (0.69)
  In Excess of Net
    Investment Income               (0.05)          (0.02)
  Net Realized Gain                    --              --
  In Excess of Net
    Realized Gain                      --              --
                             ------------    ------------
  Total Distributions               (0.34)          (0.71)
                             ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.91    $       9.91
                             ------------    ------------
                             ------------    ------------
TOTAL RETURN (1)                     3.48%           3.76%
                             ------------    ------------
                             ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      1,716    $      1,440
Ratio of Expenses to
  Average Net Assets                 2.20%           2.20%**
Ratio of Net Investment
  Income to Average Net
  Assets                             3.65%           3.38%**
Portfolio Turnover Rate               170%            223%
--------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During
  the Period
  Per Share Benefit to
    Net Investment Income    $       0.13    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.37%           3.57%**
  Net Investment Income
    to Average Net Assets            2.45%           2.01%**
----------------------------------------------------------------------------------------

                                                               CLASS C
                             ----------------------------------------------------------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.90    $       9.90    $      10.20    $       9.54    $      10.56
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.32            0.39            0.37            0.49            0.43
  Net Realized and
    Unrealized Gain
    (Loss)                           0.13           (0.05)           0.08            0.47           (0.40)
                             ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       0.45            0.34            0.45            0.96            0.03
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.33)          (0.29)          (0.73)          (0.30)          (0.44)
  In Excess of Net
    Investment Income               (0.01)          (0.05)          (0.02)             --           (0.11)
  Net Realized Gain                 (0.05)             --              --              --           (0.47)
  In Excess of Net
    Realized Gain                      --              --              --              --           (0.03)
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.39)          (0.34)          (0.75)          (0.30)          (1.05)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.96    $       9.90    $       9.90    $      10.20    $       9.54
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                     4.65%           3.48%           4.47%          10.24%          (0.25)%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Asets, End of Period
  (000's)                    $      1,888    $      2,445    $      2,844    $      5,965    $      5,407
Ratio of Expenses to
  Average Net Assets                 2.20%           2.20%           2.20%           2.20%           2.20%
Ratio of Net Investment
  Income to Average Net
  Assets                             3.21%           3.65%           4.35%           5.09%           3.95%
Portfolio Turnover Rate                78%            170%            223%            169%            168%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.15    $       0.12    $       0.06    $       0.08    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.75%           3.35%           2.87%           2.97%           3.29%
  Net Investment Income
    to Average Net Assets            1.67%           2.48%           3.68%           4.32%           2.86%

--------------------------------------------------------------------------------

 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    121
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1998            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income            0.0469          0.0443          0.0464          0.0448          0.0243
  Net Realized and
    Unrealized Gain
    (Loss)                             --              --         (0.0011)             --          0.0011
                             ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                     0.0469          0.0443          0.0453          0.0448          0.0254
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income           (0.0469)        (0.0443)        (0.0464)        (0.0448)        (0.0243)
  Net Realized Gain                    --              --         (0.0001)             --         (0.0011)
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions             (0.0469)        (0.0443)        (0.0465)        (0.0448)        (0.0254)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN                         4.79%           4.53%           4.72%           4.58%           2.45%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     56,302    $     94,768    $    145,978    $     67,505    $    102,551
Ratio of Expenses to
  Average Net Assets                 0.95%           0.95%           0.95%           0.95%           0.95%
Ratio of Net Investment
  Income to Average Net
  Assets                             4.64%           4.43%           4.68%           4.61%           2.40%
---------------------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.22%           1.27%           1.24%           1.12%           1.22%
  Net Investment Income
    to Average Net Assets            4.38%           4.10%           4.39%           4.44%           2.13%

--------------------------------------------------------------------------------

------------------
         122
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                         HIGH YIELD & TOTAL RETURN FUND

                                                                    CLASS A                                    CLASS B
                                          ------------------------------------------------------------     ----------------
                                                YEAR ENDED           YEAR ENDED        MAY 1, 1996* TO           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS          JUNE 30, 1998#        JUNE 30, 1997          JUNE 30, 1996       JUNE 30, 1998#
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          12.86     $          11.92     $            12.00     $          12.86
                                                    ------               ------                 ------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.97                 1.07                   0.13                 0.87
  Net Realized and Unrealized Gain
    (Loss)                                            0.35                 0.99                  (0.09)                0.34
                                                    ------               ------                 ------              -------
  Total From Investment Operations                    1.32                 2.06                   0.04                 1.21
                                                    ------               ------                 ------              -------
DISTRIBUTION:
  Net Investment Income                              (0.97)               (1.07)                 (0.12)               (0.89)
  Net Realized Gain                                  (0.55)               (0.05)                    --                (0.55)
                                                    ------               ------                 ------              -------
  Total Distributions                                (1.52)               (1.12)                 (0.12)               (1.44)
                                                    ------               ------                 ------              -------
NET ASSET VALUE, END OF PERIOD            $          12.66     $          12.86     $            11.92     $          12.63
                                                    ------               ------                 ------              -------
                                                    ------               ------                 ------              -------
TOTAL RETURN (1)                                     10.81%               18.12%                  0.29%                9.86%
                                                    ------               ------                 ------              -------
                                                    ------               ------                 ------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          7,813     $          8,980     $            3,907     $         18,420
Ratio of Expenses to Average Net
  Assets                                              1.25%                1.25%                  1.25%**              2.00%
Ratio of Net Investment Income to
  Average Net Assets                                  7.42%                8.83%                  6.85%**              6.70%
Portfolio Turnover Rate                                 81%                 104%                    10%                  81%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period Per Share Benefit
    to Net Investment Income              $           0.08     $           0.10     $             0.04     $           0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      1.89%                2.04%                  3.51%**              2.64%
  Net Investment Income to Average
    Net Assets                                        6.78%                8.04%                  4.59%**              6.04%


                                             YEAR ENDED        MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1997          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          11.93     $            12.00
                                                 ------                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.98                   0.12
  Net Realized and Unrealized Gain
    (Loss)                                         0.99                  (0.09)
                                                 ------                 ------
  Total From Investment Operations                 1.97                   0.03
                                                 ------                 ------
DISTRIBUTION:
  Net Investment Income                           (0.99)                 (0.10 )
  Net Realized Gain                               (0.05)                    --
                                                 ------                 ------
  Total Distributions                             (1.04)                 (0.10 )
                                                 ------                 ------
NET ASSET VALUE, END OF PERIOD         $          12.86     $            11.93
                                                 ------                 ------
                                                 ------                 ------
TOTAL RETURN (1)                                  17.22%                  0.21%
                                                 ------                 ------
                                                 ------                 ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          8,617     $            3,421
Ratio of Expenses to Average Net
  Assets                                           2.00%                  2.00%**
Ratio of Net Investment Income to
  Average Net Assets                               7.99%                  6.08%**
Portfolio Turnover Rate                             104%                    10%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period Per Share Benefit
    to Net Investment Income           $           0.10     $             0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   2.82%                  4.25%**
  Net Investment Income to Average
    Net Assets                                     7.17%                  3.83%**

                                                                    CLASS C
                                          ------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED        MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS          JUNE 30, 1998#        JUNE 30, 1997          JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          12.86     $          11.93     $            12.00
                                                    ------               ------                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.86                 0.99                   0.12
  Net Realized and Unrealized Gain
    (Loss)                                            0.35                 0.98                  (0.09)
                                                    ------               ------                 ------
  Total From Investment Operations                    1.21                 1.97                   0.03
                                                    ------               ------                 ------
DISTRIBUTION:
  Net Investment Income                              (0.89)               (0.99)                 (0.10)
  Net Realized Gain                                  (0.55)               (0.05)                    --
                                                    ------               ------                 ------
  Total Distributions                                (1.44)               (1.04)                 (0.10)
                                                    ------               ------                 ------
NET ASSET VALUE, END OF PERIOD            $          12.63     $          12.86     $            11.93
                                                    ------               ------                 ------
                                                    ------               ------                 ------
TOTAL RETURN (1)                                      9.86%               17.21%                  0.21%
                                                    ------               ------                 ------
                                                    ------               ------                 ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          8,145     $          4,970     $            3,316
Ratio of Expenses to Average Net
  Assets                                              2.00%                2.00%                  2.00%**
Ratio of Net Investment Income to
  Average Net Assets                                  6.63%                8.03%                  6.07%**
Portfolio Turnover Rate                                 81%                 104%                    10%
---------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation
  During the Period Per Share Benefit
    to Net Investment Income              $           0.08     $           0.11     $             0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      2.64%                2.88%                  4.25%**
  Net Investment Income to Average
    Net Assets                                        6.01%                7.15%                  3.82%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    123
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           INTERNATIONAL MAGNUM FUND

                                       CLASS A                         CLASS B                         CLASS C
                             ----------------------------    ----------------------------    ----------------------------
                                                  JULY 1,                         JULY 1,                         JULY 1,
                               YEAR ENDED        1996* TO      YEAR ENDED        1996* TO      YEAR ENDED        1996* TO
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997           1998#            1997           1998#            1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.91    $      12.00    $      13.84    $      12.00    $      13.83    $      12.00
                             ------------    ------------    ------------    ------------    ------------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income              0.17            0.17            0.05            0.10            0.05            0.06
  Net Realized and
    Unrealized Gain                  0.96            1.88            0.97            1.85            0.99            1.88
                             ------------    ------------    ------------    ------------    ------------          ------
  Total From Investment
    Operations                       1.13            2.05            1.02            1.95            1.04            1.94
                             ------------    ------------    ------------    ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.18)          (0.13)          (0.13)          (0.10)          (0.08)          (0.10)
  Net Realized Gain                 (0.01)          (0.01)          (0.01)          (0.01)          (0.01)          (0.01)
                             ------------    ------------    ------------    ------------    ------------          ------
  Total Distributions               (0.19)          (0.14)          (0.14)          (0.11)          (0.09)          (0.11)
                             ------------    ------------    ------------    ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      14.85    $      13.91    $      14.72    $      13.84    $      14.78    $      13.83
                             ------------    ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------    ------------          ------
TOTAL RETURN (1)                     8.32%          17.30%           7.55%          16.40%           7.55%          16.27%
                             ------------    ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     66,817    $     21,961    $     51,541    $     18,215    $     15,520    $      9,156
Ratio of Expenses to
  Average Net Assets                 1.65%           1.65%**         2.40%           2.40%**         2.40%           2.40%**
Ratio of Net Investment
  Income to Average Net
  Assets                             1.19%           1.39%**         0.40%           0.54%**         0.36%           0.29%**
Portfolio Turnover Rate                35%             22%             35%             22%             35%             22%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.11    $       0.02    $       0.17    $       0.02    $       0.21
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.82%           2.50%**         2.57%           3.34%**         2.56%           3.45%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           1.02%           0.52%**         0.23%          (0.42)%**         0.20%**        (0.77)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
         124
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              LATIN AMERICAN FUND

                                                          CLASS A
                              ---------------------------------------------------------------
                                                                                      JULY 6,
                                YEAR ENDED       YEAR ENDED       YEAR ENDED            1994*
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      17.39     $      12.63     $       9.08     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.01)            0.02             0.10            (0.02)
  Net Realized and
    Unrealized Gain
    (Loss)                           (2.73)            6.46             3.47            (2.70)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (2.74)            6.48             3.57            (2.72)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.02)              --
  In Excess of Net
    Investment Income                   --            (0.09)              --               --
  Net Realized Gain                  (1.92)           (1.63)              --               --
  In Excess of Net
    Realized Gain                    (1.31)              --               --               --
  Return of Capital                     --               --               --            (0.20)
                              ------------     ------------     ------------     ------------
  Total Distributions                (3.23)           (1.72)           (0.02)           (0.20)
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      11.42     $      17.39     $      12.63     $       9.08
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
TOTAL RETURN (1)                    (17.37)%          57.32%           39.35%          (23.07)%
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     44,439     $     84,401     $     18,701     $      7,658
Ratio of Expenses to
  Average Net Assets                  2.25%            2.24%            2.11%            2.46%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.09)%          (0.08)%           1.18%           (0.44)%**
Portfolio Turnover Rate                249%             241%             131%             107%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.02     $       0.10     $       0.09     $       0.13
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.41%            2.77%            3.28%            4.30%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.24)%          (0.61)%           0.01%           (2.26)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.10%            2.10%            2.10%            2.10%**
---------------------------------------------------------------------------------------------

                                                 CLASS B
                              ----------------------------------------------
                                                                   AUGUST 1,
                                YEAR ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA           JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                           1998#             1997             1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.99     $      12.45     $       9.58
                              ------------     ------------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.08)           (0.03)            0.03
  Net Realized and
    Unrealized Gain
    (Loss)                           (2.65)            6.28             2.84
                              ------------     ------------           ------
  Total From Investment
    Operations                       (2.73)            6.25             2.87
                              ------------     ------------           ------
DISTRIBUTIONS
  Net Investment Income                 --               --               --
  In Excess of Net
    Investment Income                   --            (0.08)              --
  Net Realized Gain                  (1.92)           (1.63)              --
  In Excess of Net
    Realized Gain                    (1.31)              --               --
  Return of Capital                     --               --               --
                              ------------     ------------           ------
  Total Distributions                (3.23)           (1.71)              --
                              ------------     ------------           ------
NET ASSET VALUE, END OF
  PERIOD                      $      11.03     $      16.99     $      12.45
                              ------------     ------------           ------
                              ------------     ------------           ------
TOTAL RETURN (1)                    (17.82)%          56.17%           29.26%
                              ------------     ------------           ------
                              ------------     ------------           ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     24,206     $     14,314     $      2,041
Ratio of Expenses to
  Average Net Assets                  2.99%            2.99%            2.87%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.58)%          (0.78)%           0.88%**
Portfolio Turnover Rate                249%             241%             131%
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.02     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            3.16%            3.55%            3.89%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.73)%          (1.34)%          (0.14)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.85%            2.85%            2.85%**
---------------------------------------------------------------------------------------------

                                                       CLASS C
                             ------------------------------------------------------------
                                                                                  JULY 6,
                               YEAR ENDED      YEAR ENDED      YEAR ENDED           1994*
SELECTED PER SHARE DATA          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                          1998#            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.01    $      12.43    $       8.99    $      12.00
                             ------------    ------------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.11)          (0.07)           0.04           (0.08)
  Net Realized and
    Unrealized Gain
    (Loss)                          (2.63)           6.31            3.40           (2.73)
                             ------------    ------------          ------          ------
  Total From Investment
    Operations                      (2.74)           6.24            3.44           (2.81)
                             ------------    ------------          ------          ------
DISTRIBUTIONS
  In Excess of Net
    Investment Income                  --           (0.03)             --              --
  Net Realized Gain                 (1.92)          (1.63)             --              --
  In Excess of Net
    Realized Gain                   (1.31)             --              --              --
  Return of Capital                    --              --              --           (0.20)
                             ------------    ------------          ------          ------
  Total Distributions               (3.23)          (1.66)             --           (0.20)
                             ------------    ------------          ------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      11.04    $      17.01    $      12.43    $       8.99
                             ------------    ------------          ------          ------
                             ------------    ------------          ------          ------
TOTAL RETURN (1)                   (17.86)%         56.04%          38.26%         (23.83)%
                             ------------    ------------          ------          ------
                             ------------    ------------          ------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     14,577    $     20,345    $      6,780    $      4,085
Ratio of Expenses to
  Average Net Assets                 3.00%           2.99%           2.86%           3.20%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.77)%         (0.79)%          0.42%          (1.16)%**
Portfolio Turnover Rate               249%            241%            131%            107%
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.05    $       0.12    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.16%           3.56%           4.06%           5.20%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.93)%         (1.36)%         (0.78)%         (3.16)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.85%           2.85%           2.85%           2.85%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    125
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               MONEY MARKET FUND

                                                          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS                     JUNE 30, 1998        JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $           1.00     $           1.00     $           1.00     $           1.00
                                                            --------             --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                       0.0472               0.0450               0.0463               0.0446
  Net Realized and Unrealized Gain (Loss)                         --                   --              (0.0006)              0.0001
                                                            --------             --------             --------             --------
  Total From Investment Operations                            0.0472               0.0450               0.0457               0.0447
                                                            --------             --------             --------             --------
DISTRIBUTIONS:
  Net Investment Income                                      (0.0472)             (0.0450)             (0.0463)             (0.0446)
  Net Realized Gain                                               --                   --                   --              (0.0001)
                                                            --------             --------             --------             --------
  Total Distributions                                        (0.0472)             (0.0450)             (0.0463)             (0.0447)
                                                            --------             --------             --------             --------
NET ASSET VALUE, END OF PERIOD                      $           1.00     $           1.00     $           1.00     $           1.00
                                                            --------             --------             --------             --------
                                                            --------             --------             --------             --------
TOTAL RETURN (1)                                                4.83%                4.60%                4.72%                4.55%
                                                            --------             --------             --------             --------
                                                            --------             --------             --------             --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                   $        119,376     $        138,422     $        170,973     $        171,515
Ratio of Expenses to Average Net Assets                         0.98%                0.98%                0.98%                0.98%
Ratio of Net Investment Income to Average Net
  Assets                                                        4.72%                4.50%                4.65%                4.45%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                1.10%                1.27%                1.22%                1.18%
  Net Investment Income to Average Net Assets                   4.61%                4.20%                4.41%                4.25%

                                                       YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS                  JUNE 30, 1994
-----------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $           1.00
                                                         --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                    0.0246
  Net Realized and Unrealized Gain (Loss)                      --
                                                         --------
  Total From Investment Operations                         0.0246
                                                         --------
DISTRIBUTIONS:
  Net Investment Income                                   (0.0246)
  Net Realized Gain                                            --
                                                         --------
  Total Distributions                                     (0.0246)
                                                         --------
NET ASSET VALUE, END OF PERIOD                   $           1.00
                                                         --------
                                                         --------
TOTAL RETURN (1)                                             2.49%
                                                         --------
                                                         --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                $        176,599
Ratio of Expenses to Average Net Assets                      0.98%
Ratio of Net Investment Income to Average Net
  Assets                                                     2.45%
------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                             1.19%
  Net Investment Income to Average Net Assets                2.24%

--------------------------------------------------------------------------------

(1)  Total returns for periods of less than one year are not annualized.

------------------
         126
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             U.S. REAL ESTATE FUND

                                                                CLASS A                                        CLASS B
                                          ----------------------------------------------------     --------------------------------
                                              YEAR ENDED        YEAR ENDED     MAY 1, 1996* TO         YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1998#     JUNE 30, 1997       JUNE 30, 1996     JUNE 30, 1998#     JUNE 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        16.39     $       12.52     $         12.00     $        16.36     $       12.52
                                                 -------     -------------              ------            -------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.50              0.37                0.08               0.39              0.15
  Net Realized and Unrealized Gain                  0.88              4.03                0.48               0.82              4.12
                                                 -------     -------------              ------            -------            ------
  Total From Investment Operations                  1.38              4.40                0.56               1.21              4.27
                                                 -------     -------------              ------            -------            ------
DISTRIBUTIONS:
  Net Investment Income                            (0.51)            (0.29)              (0.04)             (0.39)            (0.19)
  In Excess of Net Investment Income               (0.05)               --                  --              (0.04)               --
  Net Realized Gain                                (1.60)            (0.24)                 --              (1.60)            (0.24)
                                                 -------     -------------              ------            -------            ------
  Total Distributions                              (2.16)            (0.53)              (0.04)             (2.03)            (0.43)
                                                 -------     -------------              ------            -------            ------
NET ASSET VALUE, END OF PERIOD            $        15.61     $       16.39     $         12.52     $        15.54     $       16.36
                                                 -------     -------------              ------            -------            ------
                                                 -------     -------------              ------            -------            ------
TOTAL RETURN (1)                                    8.27%            35.75%               4.63%              7.23%            34.58%
                                                 -------     -------------              ------            -------            ------
                                                 -------     -------------              ------            -------            ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $       16,873     $      14,827     $         1,829     $       15,197     $       7,120
Ratio of Expenses to Average Net
  Assets                                            1.55%             1.55%               1.55%**            2.30%             2.30%
Ratio of Net Investment Income to
  Average Net Assets                                2.99%             2.33%               4.11%**            2.36%             1.49%
Portfolio Turnover Rate                              130%              143%                  0%               130%              143%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $         0.09     $        0.16     $          0.08     $         0.09     $        0.11
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.09%             2.51%               5.58%**            2.84%             3.39%
  Net Investment Income (Loss) to
    Average Net Assets                              2.45%             1.36%               0.08%**            1.82%             0.39%

                                                                                 CLASS C
                                                           ----------------------------------------------------
                                       MAY 1, 1996* TO         YEAR ENDED        YEAR ENDED     MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS       JUNE 30, 1996     JUNE 30, 1998#     JUNE 30, 1997       JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $         12.00     $        16.36     $       12.52     $         12.00
                                                ------             ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.07               0.39              0.20                0.07
  Net Realized and Unrealized Gain                0.48               0.83              4.07                0.48
                                                ------             ------            ------              ------
  Total From Investment Operations                0.55               1.22              4.27                0.55
                                                ------             ------            ------              ------
DISTRIBUTIONS:
  Net Investment Income                          (0.03)             (0.39)            (0.19)              (0.03)
  In Excess of Net Investment Income                --              (0.04)               --                  --
  Net Realized Gain                                 --              (1.60)            (0.24)                 --
                                                ------             ------            ------              ------
  Total Distributions                            (0.03)             (2.03)            (0.43)              (0.03)
                                                ------             ------            ------              ------
NET ASSET VALUE, END OF PERIOD         $         12.52     $        15.55     $       16.36     $         12.52
                                                ------             ------            ------              ------
                                                ------             ------            ------              ------
TOTAL RETURN (1)                                  4.54%              7.20%            34.56%               4.54%
                                                ------             ------            ------              ------
                                                ------             ------            ------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $         2,197     $        4,187     $       2,369     $         1,782
Ratio of Expenses to Average Net
  Assets                                          2.30%**            2.30%             2.30%               2.30%**
Ratio of Net Investment Income to
  Average Net Assets                              3.35%**            2.31%             1.46%               3.39%**
Portfolio Turnover Rate                              0%               130%              143%                  0%
-----------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $          0.07     $         0.09     $        0.17     $          0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  6.34%**            2.83%             3.58%               6.32%**
  Net Investment Income (Loss) to
    Average Net Assets                           (0.69)%**           1.78%             0.16%              (0.63)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    127
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                   VALUE FUND

                                              CLASS A         CLASS B         CLASS C
                                            ------------    ------------    ------------
                                                 JULY 7,         JULY 7,         JULY 7,
                                                   1997*           1997*           1997*
                                                JUNE 30,        JUNE 30,        JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                 1998#           1998#           1998#
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $      10.00    $      10.00    $      10.00
                                            ------------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.11            0.03            0.03
  Net Realized and Unrealized Gain                  0.56            0.56            0.55
                                            ------------    ------------    ------------
  Total From Investment Operations                  0.67            0.59            0.58
                                            ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                            (0.08)          (0.03)          (0.03)
  In Excess of Net Investment Income               (0.01)          (0.00)++        (0.00)++
  Net Realized Gain                                (0.05)          (0.05)          (0.05)
                                            ------------    ------------    ------------
  Total Distributions                              (0.14)          (0.08)          (0.08)
                                            ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD              $      10.53    $      10.51    $      10.50
                                            ------------    ------------    ------------
                                            ------------    ------------    ------------
TOTAL RETURN (1)                                    6.74%           6.01%           5.83%
                                            ------------    ------------    ------------
                                            ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $    137,447    $    142,741    $     35,564
Ratio of Expenses to Average Net Assets             1.45%**         2.20%**         2.20%**
Ratio of Net Investment Income to
  Average Net Assets                                1.02%**         0.28%**         0.29%**
Portfolio Turnover Rate                               38%             38%             38%
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                  $       0.01    $       0.01    $       0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.60%**         2.35%**         2.35%**
  Net Investment Income to Average Net
    Assets                                          0.88%**         0.14%**         0.15%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
 ++  Amount is less than $0.01 per share
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
         128
    The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND

                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                                 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1998#        JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           14.26     $          12.47     $          11.57     $          12.17
                                                    -------              -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                1.15                 1.25                 1.36                 1.26
  Net Realized and Unrealized Gain
    (Loss)                                            (0.67)                2.30                 0.80                (0.52)
                                                    -------              -------              -------              -------
  Total From Investment Operations                     0.48                 3.55                 2.16                 0.74
                                                    -------              -------              -------              -------
DISTRIBUTIONS
  Net Investment Income                               (1.09)               (1.25)               (1.26)               (1.22)
  Net Realized Gain                                   (1.19)               (0.51)                  --                (0.12)
                                                    -------              -------              -------              -------
  Total Distributions                                 (2.28)               (1.76)               (1.26)               (1.34)
                                                    -------              -------              -------              -------
NET ASSET VALUE, END OF PERIOD            $           12.46     $          14.26     $          12.47     $          11.57
                                                    -------              -------              -------              -------
                                                    -------              -------              -------              -------
TOTAL RETURN (1)                                       3.40%               30.29%               19.61%                6.87%
                                                    -------              -------              -------              -------
                                                    -------              -------              -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          91,579     $         76,439     $         41,493     $         14,819
Ratio of Expenses to Average Net
  Assets                                               1.45%                1.52%                1.55%                1.55%
Ratio of Net Investment Income to
  Average Net Assets                                   8.36%                9.73%               11.95%               11.53%
Portfolio Turnover Rate                                 156%                 157%                 220%                 178%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $              --     $             --     $           0.02     $           0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                         --                   --                 1.69%                1.97%
  Net Investment Income to Average
    Net Assets                                           --                   --                11.81%               11.11%
--------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                               --------------------------------------------------------------

                                           APRIL 21, 1994*            YEAR ENDED           YEAR ENDED         AUGUST 1, 1995+

SELECTED PER SHARE DATA AND RATIOS        TO JUNE 30, 1994        JUNE 30, 1998#        JUNE 30, 1997        TO JUNE 30, 1996

-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $             12.00     $           14.20     $          12.44     $             11.63

                                                    ------     -----------------              -------                 -------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.18                  1.04                 1.07                    1.18

  Net Realized and Unrealized Gain
    (Loss)                                            0.16                 (0.65)                2.35                    0.72

                                                    ------     -----------------              -------                 -------

  Total From Investment Operations                    0.34                  0.39                 3.42                    1.90

                                                    ------     -----------------              -------                 -------

DISTRIBUTIONS
  Net Investment Income                              (0.17)                (1.00)               (1.15)                  (1.09)

  Net Realized Gain                                     --                 (1.19)               (0.51)                     --

                                                    ------     -----------------              -------                 -------

  Total Distributions                                (0.17)                (2.19)               (1.66)                  (1.09)

                                                    ------     -----------------              -------                 -------

NET ASSET VALUE, END OF PERIOD         $             12.17     $           12.40     $          14.20     $             12.44

                                                    ------     -----------------              -------                 -------

                                                    ------     -----------------              -------                 -------

TOTAL RETURN (1)                                      2.86%                 2.63%               29.14%                  17.07%

                                                    ------     -----------------              -------                 -------

                                                    ------     -----------------              -------                 -------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $             6,857     $         146,401     $         78,340     $            26,174

Ratio of Expenses to Average Net
  Assets                                              1.55%**               2.20%                2.27%                   2.30%**

Ratio of Net Investment Income to
  Average Net Assets                                  8.29%**               7.64%                8.86%                  12.06%**

Portfolio Turnover Rate                                 19%                  156%                 157%                    220%

--------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $              0.02     $              --     $             --     $              0.02

Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      3.23%**                 --                   --                    2.47%**

  Net Investment Income to Average
    Net Assets                                        6.61%**                 --                   --                   11.89%**

--------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS C
                                          --------------------------------------------------------------------------------
                                                 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1998#        JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           14.21     $          12.45     $          11.58     $          12.16
                                                    -------              -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                1.04                 1.16                 1.30                 1.17
  Net Realized and Unrealized Gain
    (Loss)                                            (0.66)                2.26                 0.77                (0.50)
                                                    -------              -------              -------              -------
  Total From Investment Operations                     0.38                 3.42                 2.07                 0.67
                                                    -------              -------              -------              -------
DISTRIBUTIONS
  Net Investment Income                               (1.00)               (1.15)               (1.20)               (1.13)
  Net Realized Gain                                   (1.19)               (0.51)                  --                (0.12)
                                                    -------              -------              -------              -------
  Total Distributions                                 (2.19)               (1.66)               (1.20)               (1.25)
                                                    -------              -------              -------              -------
NET ASSET VALUE, END OF PERIOD            $           12.40     $          14.21     $          12.45     $          11.58
                                                    -------              -------              -------              -------
                                                    -------              -------              -------              -------
TOTAL RETURN (1)                                       2.55%               29.12%               18.71%                6.20%
                                                    -------              -------              -------              -------
                                                    -------              -------              -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          60,197     $         41,709     $         28,094     $         11,880
Ratio of Expenses to Average Net
  Assets                                               2.20%                2.27%                2.30%                2.30%
Ratio of Net Investment Income to
  Average Net Assets                                   7.62%                9.04%               11.40%               10.72%
Portfolio Turnover Rate                                 156%                 157%                 220%                 178%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $              --     $             --     $           0.04     $           0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                         --                   --                 2.44%                2.74%
  Net Investment Income to Average
    Net Assets                                           --                   --                11.26%               10.28%


                                           APRIL 21, 1994*
SELECTED PER SHARE DATA AND RATIOS        TO JUNE 30, 1994
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $             12.00
                                                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.17
  Net Realized and Unrealized Gain
    (Loss)                                            0.15
                                                    ------
  Total From Investment Operations                    0.32
                                                    ------
DISTRIBUTIONS
  Net Investment Income                              (0.16)
  Net Realized Gain                                     --
                                                    ------
  Total Distributions                                (0.16)
                                                    ------
NET ASSET VALUE, END OF PERIOD         $             12.16
                                                    ------
                                                    ------
TOTAL RETURN (1)                                      2.62%
                                                    ------
                                                    ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $             6,081
Ratio of Expenses to Average Net
  Assets                                              2.30%**
Ratio of Net Investment Income to
  Average Net Assets                                  7.54%**
Portfolio Turnover Rate                                 19%
--------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $              0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      4.00%**
  Net Investment Income to Average
    Net Assets                                        5.84%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital charges per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    129
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN SERIES FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

Van Kampen Series Fund, Inc. (formerly Morgan Stanley Fund, Inc.) (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios.

As of June 30, 1998, the Fund had sixteen separate active investment portfolios:
Van Kampen Aggressive Equity Fund (formerly Morgan Stanley Aggressive Equity
Fund), Van Kampen American Value Fund (formerly Morgan Stanley American Value
Fund), Van Kampen Asian Growth Fund (formerly Morgan Stanley Asian Growth Fund), Van Kampen Emerging Markets Fund (formerly Morgan Stanley Emerging Markets
Fund), Van Kampen Equity Growth Fund, Van Kampen Global Equity Fund (formerly Morgan Stanley Global Equity Fund), Van Kampen Global Equity Allocation Fund (formerly Morgan Stanley Global Equity Allocation Fund), Van Kampen Global Fixed Income Fund (formerly Morgan Stanley Global Fixed Income Fund), Morgan Stanley Government Obligations Money Market Fund, Van Kampen High Yield & Total Return Fund (formerly Morgan Stanley High Yield Fund), Van Kampen International Magnum Fund (formerly Morgan Stanley International Magnum Fund), Van Kampen Latin American Fund (formerly Morgan Stanley Latin American Fund), Morgan Stanley Money Market Fund, Van Kampen U.S. Real Estate Fund (formerly Morgan Stanley U.S. Real Estate Fund), Van Kampen Value Fund (formerly Morgan Stanley Value
Fund), and Van Kampen Worldwide High Income Fund (formerly Morgan Stanley Worldwide High Income Fund) (referred to herein respectively as "Aggressive Equity Fund," "American Value Fund," "Asian Growth Fund," "Emerging Markets Fund," "Equity Growth Fund," "Global Equity Fund", "Global Equity Allocation Fund," "Global Fixed Income Fund," "Government Obligations Money Market Fund" "High Yield & Total Return Fund," "International Magnum Fund," "Latin American Fund," "Money Market Fund," "U.S. Real Estate Fund," "Value Fund," "Worldwide High Income Fund," and individually a "Portfolio" and collectively as the "Portfolios"). The financial statements of the Equity Growth Fund are presented separately.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares (with the exception of the Government Obligations Money Market and Money Market Funds). Class A shares are sold with a front-end sales charge of up to 5.75% (4.75% for shares sold in the Global Fixed Income Fund, High Yield & Total Return Fund and the Worldwide High Income Fund). For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

The Global Equity Fund, and Value Fund commenced operations on October 29, 1997 and July 7, 1997 respectively.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which take into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Government Obligations Money Market and Money Market Funds are stated at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At June 30, 1998, approximately 93% and 91% of the net assets of the High Yield & Total Return Fund and the Worldwide High Income Fund, respectively, consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more

-----------------------
         130

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. TAXES: It is each portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1998, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, through the indicated expiration dates:

                                               EXPIRATION DATE          EXPIRATION DATE
                                                 JUNE 30, 2004            JUNE 30, 2006
PORTFOLIOS                                               (000)                    (000)
-------------------------------------  -----------------------  -----------------------
Asian Growth.........................                  --       $             53,293
Government Obligations Money
  Market.............................  $               88                         --
Money Market.........................  $               70                         --

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to June 30, 1998 certain Portfolios incurred and elected to defer until July 1, 1998, for U.S. Federal income tax purposes, net currency and capital losses of approximately:

                                                  CURRENCY
                                               AND CAPITAL
                                                    LOSSES
PORTFOLIOS                                           (000)
-------------------------------------  -------------------
Asian Growth.........................  $           71,758
Global Fixed Income..................                  89
Emerging Markets.....................              26,330
Latin American.......................               6,468

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of certain Portfolios include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency

                                                              ------------------
                                                                    131

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss on foreign currency translation. The Portfolio records realized gains or losses on foreign translation when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolios sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Portfolios may have to pay a premium to borrow the securities as well as pay dividends or interests payable on the securities until they are replaced. The Portfolios' obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

8. SECURITY LENDING: Certain Portfolios may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the

-----------------------
         132

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1998 is as follows:

                                               VALUE OF LOANED     VALUE OF
                                                    SECURITIES   COLLATERAL
PORTFOLIO                                                (000)        (000)
-------------------------------------  -----------------------  -----------
Global Equity Allocation.............  $              19,776    $    21,788

At June 30, 1998, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury obligations.

Morgan Stanley Trust Company, an affiliate of the Investment Sub-Adviser, administers the security lending program and for its services the Fund incurred fees in the amount of $29,000 for the year ended June 30, 1998.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not exceeding 120 days) after the date of the transaction. Additionally each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. STRUCTURED SECURITIES: The Worldwide High Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each respective Portfolio's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in a Portfolio which comprised the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

12. FUTURES CONTRACTS: Certain Portfolios may purchase and sell futures contracts. Future contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, instrument or basket of instruments. Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments applied to the notional value of the contract. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

13. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
Portfolios:

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked

                                                              ------------------
                                                                    133

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Swap contracts involve market risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of the cost of those securities.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

The reclassifications arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                       ACCUMULATED
                                                               NET
                                        UNDISTRIBUTED     REALIZED
                                       NET INVESTMENT         GAIN   PAID IN
                                               INCOME       (LOSS)   CAPITAL
PORTFOLIO                                       (000)        (000)     (000)
-------------------------------------  --------------  -----------  --------
Aggressive Equity....................          $1,093      $(1,093)      $--
American Value.......................           1,962       (2,145)      183
Asian Growth.........................           1,332         (960)     (372)
Emerging Markets.....................             186         (186)       --
Global Equity........................             751         (711)      (40)
Global Equity Allocation.............           3,267       (5,391)    2,124
Global Fixed Income..................             (81)          81        --
Government Obligations
Money Market.........................              62           --       (62)
High Yield & Total Return............              19          (19)       --
International Magnum.................             949         (949)       --
Latin American.......................             296         (296)       --
Money Market.........................              62           --       (62)
U.S. Real Estate.....................              95           14      (109)
Value................................              60           (2)      (58)
Worldwide High Income................             (26)          74       (48)

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Funds Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Asset Management, Inc. ("MSAM" or a "Sub-Adviser") and Miller Anderson & Sherred, LLP (a Sub-Adviser) wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the

-----------------------
         134

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                                                    CLASS B
                                                                            CLASS A             AND CLASS C
                                                                     MAX. OPERATING          MAX. OPERATING
PORTFOLIO                                      ADVISORY FEE           EXPENSE RATIO           EXPENSE RATIO
-------------------------------------  --------------------  ----------------------  ----------------------
Aggressive Equity....................               0.90%                 1.50%                   2.25%
American Value.......................               0.85%                 1.50%                   2.25%
Asian Growth.........................               1.00%                 1.90%                   2.65%
Emerging Markets.....................               1.25%                 2.15%                   2.90%
Global Equity........................               1.00%                 1.80%                   2.55%
Global Equity Allocation.............               1.00%                 1.70%                   2.45%
Global Fixed Income..................               0.75%                 1.45%                   2.20%
Government Obligations Money Market..               0.45%                 0.95%                    N/A
High Yield & Total Return............               0.75%                 1.25%                   2.00%
International Magnum.................               1.00%                 1.65%                   2.40%
Latin American.......................               1.25%                 2.10%                   2.85%
Money Market.........................               0.45%                 0.98%                    N/A
U.S. Real Estate.....................               1.00%                 1.55%                   2.30%
Value................................               0.80%                 1.45%                   2.20%
Worldwide High Income................               0.75%                 1.55%                   2.30%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Administrator from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the advisor. The Government Obligations Money Market Fund and the Money Market Fund have an agreement with the Administrator to provide Transfer Agent services for its shareholders. In addition, the Latin American Fund incurs local administration fees in connection with doing business with certain emerging market countries.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from most Portfolios a distribution fee, which is accrued daily and paid quarterly, of an amount up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each Portfolio. The Government Obligations Money Market and Money Market Funds pay the Distributor a fee which is accrued daily and paid monthly, up to 0.50%, on an annualized basis, of the average daily net assets of those Portfolios.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of each Portfolio redeemed within one to five years following such purchase. For the year ended June 30, 1998, the Distributor has advised the Fund that it earned initial sales charges of $2,944,039 for Class A shares and deferred sales charges of $88,616, $289,912 and $2,958,940 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the year ended June 30, 1998, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1998:

                                               MSTC CUSTODY             CUSTODY FEES
                                              FEES INCURRED          PAYABLE TO MSTC
FUND                                                  (000)                    (000)
-------------------------------------  --------------------  -----------------------
Asian Growth.........................  $            414      $              197
Emerging Markets.....................               746                     361
Global Equity........................               115                      78
Global Equity Allocation.............               251                     160
Global Fixed Income..................                 8                       2
International Magnum.................               140                      65
Latin American.......................               188                      70
Worldwide High Income................                11                      18

In addition, a Portfolio may earn interest income or incur interest expense relating to cash balances with MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund.

                                                              ------------------
                                                                    135

                          VAN KAMPEN SERIES FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

G. PURCHASES AND SALES: For the year ended June 30, 1998, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

                                        PURCHASES     SALES
FUND                                        (000)     (000)
-------------------------------------  ----------  --------
Aggressive Equity....................  $  486,812  $366,496
American Value.......................   1,023,729   607,244
Asian Growth.........................     224,566   296,738
Emerging Markets.....................     191,844   178,043
Global Equity........................     681,648    19,628
Global Equity Allocation.............     224,465   223,907
Global Fixed Income..................       5,843     6,860
High Yield & Total Return............      24,676    17,005
International Magnum.................      88,678    25,857
Latin American.......................     265,425   278,789
U.S. Real Estate.....................      54,250    41,923
Value................................     328,003    63,695
Worldwide High Income................     453,341   362,384

Purchases and sales of long term U.S. Government securities during the year ended June 30, 1998 occurred in the Global Fixed Income Fund and totaled approximately $763,000 and $2,031,000, respectively.

H. OTHER: At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

During the year ended June 30, 1998, the Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, International Magnum Fund and Latin American Fund, incurred approximately $157,000, $42,000, $189,000, $1,000, $8,000 and $53,000, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At June 30, 1998, the Emerging Markets Fund and the Global Equity Allocation Fund owned shares of affiliated funds for which the Funds earned dividend income of approximately $87,400 and $1,298,000 and incurred losses of approximately $468,000 and $519,000, respectively, on sales of shares in affiliated funds during the period.

At June 30, 1998, two record shareholders owned 31% of the total shares outstanding of the Global Fixed Income Fund and Van Kampen Funds Inc. owned 100 shares of each Class A, B, and C in the Van Kampen Value Fund.

At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                                        NET
                                                               APPRECIATION
                               COST   APPREC.   (DEPREC.)    (DEPRECIATION)
FUND                          (000)     (000)       (000)             (000)
-------------------------  --------  --------  ----------   ---------------
Aggressive Equity........  $216,709  $ 13,977  $ (11,687)   $        2,290
American Value...........   600,531    39,577    (25,131)           14,446
Asian Growth.............   123,952     3,965    (30,352)          (26,387)
Emerging Markets.........   180,545     8,129    (47,334)          (39,205)
Global Equity............   709,740   104,349    (42,902)           61,447
Global Equity
  Allocation.............   534,277    94,958    (19,275)           75,683
Global Fixed Income......     7,552       221       (171)               50
Government Obligations
  Money Market...........    56,317        --         --                --
High Yield & Total
  Return.................    33,650       834       (629)              205
International Magnum.....   124,130    16,692     (7,319)            9,425
Latin American...........    98,724        --    (16,785)          (16,785)
Money Market.............   118,940        --         --                --
U.S. Real Estate.........    35,219       695       (724)              (29)
Value....................   313,647    20,350    (19,349)            1,001
Worldwide High Income....   294,931     2,691    (17,535)          (14,844)

I. PLAN OF REORGANIZATION: On June 12, 1998, the Global Equity Allocation Fund acquired all of the assets and liabilities of the Van Kampen American Capital Global Equity Fund (the "VK Fund"), through a tax-free reorganization approved by the VK Fund shareholders on June 12, 1998. The Global Equity Allocation Fund issued the following shares valued at the corresponding net assets in exchange for VK Fund's net assets.

CLASS                                          NUMBER OF SHARES    NET ASSETS
-------------------------------------  ------------------------  ------------
A....................................             10,988,132     $178,667,033
B....................................              9,310,869      146,646,183
C....................................              1,045,761       16,627,602

Included in these net assets were unrealized appreciation of $41,291,000, and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $34,540 as a result of timing differences related to the directors deferred compensation plan which is a component of undistributed net investment income. Combined net assets on the date of acquisition were $595,637,112.

-----------------------
         136

                          VAN KAMPEN SERIES FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Van Kampen Series Fund Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Equity Fund, American Value Fund, Asian Growth Fund, Emerging Markets Fund, Global Equity Fund, Global Equity Allocation Fund, Global Fixed Income Fund, Government Obligations Money Market Fund, High Yield & Total Return Fund, International Magnum Fund, Latin American Fund, Money Market Fund, U.S. Real Estate Fund, Value Fund and the Worldwide High Income Fund (portfolios of the Van Kampen Series Fund Inc. hereafter referred to as the "Fund") at June 30, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph St.
Chicago, Illinois 60601
August 11, 1998

                                                              ------------------

                          VAN KAMPEN SERIES FUND, INC.
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

For the year ended June 30, 1998, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Aggressive Equity Fund, American Value Fund, Global Equity Fund, Global Equity Allocation Fund, High Yield & Total Return Fund, and Value Fund is 5.1%, 11.7%, 74.8%, 23.7%, 3.9%, and 44.4%, respectively.

For the year ended June 30, 1998, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                           FOREIGN TAX CREDIT          FOREIGN SOURCE
                                              PASS-THROUGH                 INCOME
PORTFOLIO                                        (000)                     (000)
-------------------------------------  --------------------------  ----------------------
Asian Growth.........................  $                373        $             2,897
Emerging Markets.....................                   222                      3,734
Global Equity........................                   885                      7,006
Global Fixed Income..................                     4                        375
International Magnum.................                   261                      2,083

For the year ended June 30, 1998, the following Portfolios intend to distribute long-term capital gains totaling:

                                                    LONG-TERM                            LONG-TERM
                                              CAPITAL GAINS -- 20%                 CAPITAL GAINS -- 28%
PORTFOLIO                                             (000)                                (000)
-------------------------------------  -----------------------------------  -----------------------------------
Aggressive Equity....................  $                          46        $                          52
American Value.......................                          5,221                                4,102
Asian Growth.........................                             --                                  279
Emerging Markets.....................                          1,939                                4,993
Global Equity Allocation.............                         14,714                                7,923
Global Fixed Income..................                             25                                   10
High Yield & Total Return............                            107                                  121
International Magnum.................                             30                                   18
Latin American.......................                            307                                  188
U.S. Real Estate.....................                            202                                  110

For the year ended June 30, 1998, the percentage of income earned from direct U.S. treasury obligations was as follows:

FUND                                       INCOME EARNED
-------------------------------------  ---------------------
Global Fixed Income..................                44.9%
Government Obligations Money
  Market.............................                84.2%
Money Market.........................                10.0%

-----------------------
         138

                             VAN KAMPEN FUNDS INC.

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 U.S. Real Estate

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 Global Equity

 Global Equity Allocation

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION AND SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Reserve

 Senior Floating Rate

 Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at WWW.VAN-KAMPEN.COM -- to view prospectuses, select INVESTORS'
   PLACE, then DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

- e-mail us by visiting WWW.VAN-KAMPEN.COM and selecting INVESTORS' PLACE

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISERS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

PNC Bank N.A.
200 Stevens Drive
Suite 440
Airport Business Center
Lester, Pennsylvania 19113

OFFICERS

Dennis J. McDonnell
PRESIDENT

Edward C. Wood III
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Ronald A. Nyberg
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

John L. Sullivan
TREASURER

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.